As filed with the Securities and Exchange Commission on May 2, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

Value Fund

Semi-Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	4
Equity Income Fund	6
Focus Fund	8
Genesis Fund	10
Global Equity Fund	12
Global Real Estate Fund	14
Greater China Equity Fund	17
Guardian Fund	20
International Equity Fund	23
International Select Fund	25
International Small Cap Fund	27
Intrinsic Value Fund	29
Large Cap Value Fund	31
Mid Cap Growth Fund	33
Mid Cap Intrinsic Value Fund	35
Multi-Cap Opportunities Fund	37
Real Estate Fund	39
Small Cap Growth Fund	41
Sustainable Equity Fund	43
Value Fund	45
FUND EXPENSE INFORMATION	54
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	58
Emerging Markets Equity Fund	60
Positions by Industry	63
Equity Income Fund	66

Focus Fund	71
Genesis Fund	74
Global Equity Fund	77
Positions by Industry	79
Global Real Estate Fund	81
Positions by Sector	83
Greater China Equity Fund	85
Guardian Fund	87
International Equity Fund	93
Positions by Industry	95
International Select Fund	97
Positions by Industry	99
International Small Cap Fund	101
Positions by Industry	103
Intrinsic Value Fund	105
Large Cap Value Fund	108
Mid Cap Growth Fund	110
Mid Cap Intrinsic Value Fund	113
Multi-Cap Opportunities Fund	115
Real Estate Fund	117
Small Cap Growth Fund	119
Sustainable Equity Fund	121
Value Fund	123
FINANCIAL STATEMENTS	125
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	193
Emerging Markets Equity Fund	195
Equity Income Fund	197
Focus Fund	199
Genesis Fund	201
Global Equity Fund	205
Global Real Estate Fund	205
Greater China Equity Fund	207
Guardian Fund	209

International Equity Fund	213
International Select Fund	215
International Small Cap Fund	217
Intrinsic Value Fund	219
Large Cap Value Fund	221
Mid Cap Growth Fund	225
Mid Cap Intrinsic Value Fund	229
Multi-Cap Opportunities Fund	231
Real Estate Fund	233
Small Cap Growth Fund	235
Sustainable Equity Fund	239
Value Fund	243
Directory	250
Proxy Voting Policies and Procedures	251
Quarterly Portfolio Schedule	251
Board Consideration of the Management Agreements	252

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

International trade disputes and other geopolitical conflicts joined suggestions of a slowing global economy in casting a pall over the markets for most of this six month reporting period.

Within the fourth quarter of 2018, retail data disappointed; corporate capital expenditures slowed, proving that tax cuts would not bolster business investment as U.S. government leaders had promised; corporate leaders struggled to decipher the tumultuous shifts in trade policy; and new home sales and real estate values suffered as mortgage rates rose.

Signs of economic slowdowns in important global economies like China and the EU and a more than $30 drop in oil prices added to concerns, further dampening investor sentiment already anxious about the potential for a recession in the U.S.

As 2019 began, a break in trade tensions and positive news from the U.S. Federal Reserve Board allowed markets in January to recover some of their deep losses from the fourth quarter. Consumer spending and employment trends appeared positive against the headwind of a government shutdown. Fourth quarter earnings data arrived in January and February, and showed profit growth had slowed by nearly half from earlier in 2018, but remained positive, with profit growth within S&P 500® Index companies estimated at 12.7% on a quarterly year-over-year basis.

Even with January's improvements, volatility continued, and both the U.S. (as measured by the S&P 500) and the international developed markets (as measured by the MSCI EAFE® Index) closed the reporting period down. Emerging markets (as measured by the MSCI Emerging Markets Index) posted small gains after deep losses in early 2018, as risk appetite improved somewhat.

As we look toward the remainder of the year, from an economic standpoint, we foresee a soft landing in the U.S. We anticipate U.S. GDP growth to slow from around 3.5% in mid-2018, but absent a macro shock, we believe it should remain positive, in the 2.0% to 2.5% range for 2019. We anticipate the rising trend in U.S. wages will continue, helping consumers but squeezing earnings, but believe that the inflationary effect will be offset by lower commodity prices.

We foresee global opportunity as well. As fiscal stimulus efforts in China take hold, we watch for China to join the emerging recovery we see in Japan, Europe and emerging markets in keeping global economic data positive, confirming our view that many economies are in the middle of their growth cycles relative to the late-cycle position of the U.S.

Looking at the global markets, we believe volatility will continue as long as both trade policy and international relations remain volatile. Volatile markets underpinned by generally positive fundamental data can create buy and sell opportunities for research-intensive active strategies like ours, allowing managers to fine-tune portfolio positioning for potentially attractive long-term results at favorable valuations—while remaining cognizant of company-specific, industry-specific and macro/policy threats.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

JOSEPH V. AMATO

PRESIDENT AND CEO

NEUBERGER BERMAN MUTUAL FUNDS

Dividend Growth Fund Commentary

Neuberger Berman Dividend Growth Fund Institutional Class generated a –4.20% total return for the six months ended February 28, 2019, underperforming its benchmark, the S&P 500® Index (the Index), which posted a –3.04% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks to provide current income in line with its benchmark, while seeking capital appreciation driven by dividend per share growth. We believe this approach identifies companies with strong business models generating cash to grow their businesses while providing rising dividend distributions to shareholders. Overall, we focus on companies that appear to us to have strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.

By late September 2018, the market (as measured by the Index) set a new all-time high as the expansion officially became the longest in U.S. history, driven by "growth" stocks with limited, and, in many cases, no dividend programs. However, in the fourth quarter, equities tumbled as investors grappled with an uptick in volatility tied to fears surrounding plateauing global growth, and geopolitical headwinds.

From a portfolio construction standpoint, top equity sectors at the end of the period included Information Technology (~21%), Financials (~14%), and Health Care (~12%). This reporting period, the bulk of the Fund's total return was generated from stocks across Real Estate, Utilities, and Financials—while exposure to Energy, Health Care, and Information Technology weighed on absolute results.

While the broader Financials sector experienced a pronounced drawdown, stock selection across our holdings generated better returns relative to the Index's sector constituents. On the capital markets front, Virtu Financial proved to be among our top overall performers. This company operates one of the largest automated market-making platforms and tends to benefit from increased volatility, capitalizing on wider spreads. During the reporting period, shares of the electronic market-maker surged by double-digits as the company reported strong earnings growth, coupled with an uptick in trading volume. Based on our analysis, we believe this off-benchmark security provides a unique hedge in times of uncertainty relative to other financial service names.

On the other end of the spectrum, the Fund's overweight to Energy relative to the Index weighed on absolute and relative performance versus the Index as the commodity sector experienced profit taking in the midst of geopolitical tensions between the world's two largest economies. Within this space, Devon Energy negatively impacted returns as this upstream holding declined by double-digits despite management raising its full year light-oil guidance. We remain encouraged by reports of improving well productivity from the Delaware Basin and STACK plays (i.e., Anadarko Basin area of Oklahoma). From a capital allocation perspective, management remains aligned with shareholders through stock buybacks and dividend increases, making this, in our view, an ideal holding given our investment mandate.

Directionally, we remain constructive on the health of the U.S. economy. In our view, valuations across equities remain reasonable as we believe the fourth quarter correction created opportunities for long term investors. When evaluating investment candidates, we continue to favor stable businesses with clear capital allocation plans whereby we anticipate dividend growth potential. In addition, we believe the year ahead could represent an inflection point driven by divergence across central banks. Through this lens, equities could face headwinds, making a compelling case for dividend-paying stocks as a defensive ballast. Today, we believe the Fund remains positioned to navigate potential cross-currents given our focus on high-quality, cash-generative companies.

In closing, we thank you for investing in our Fund.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.3%
Consumer Discretionary	8.1
Consumer Staples	9.8
Energy	9.5
Financials	14.4
Health Care	12.5
Industrials	8.0
Information Technology	21.1
Materials	5.6
Real Estate	4.0
Utilities	2.2
Short-Term Investments	1.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	–4.20%	–1.88%	10.88%
Class A	12/15/2015	–4.27%	–2.17%	10.52%
Class C	12/15/2015	–4.69%	–2.94%	9.66%
Class R6	12/15/2015	–4.08%	–1.75%	10.97%
With Sales Charge
Class A		–9.78%	–7.78%	8.50%
Class C		–5.60%	–3.86%	9.66%
Index
S&P 500® Index[1,15]		–3.04%	4.68%	12.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.24%, 1.68%, 2.35% and 1.17% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 0.27% for the six months ended February 28, 2019, trailing its benchmark, the MSCI Emerging Markets Index (Net) (the Index), which reported a total return of 0.33% for the same time period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets (EM) equities trailed other major equity segments for the majority of this period, on investor concerns about reverberations of U.S.-China trade relations, evidence of a slowing global economy, and increases in both oil prices and U.S. interest rates. As the new year began, however, a January 2019 rally—driven by increased risk appetite on a break in the trade war and supportive statements from the U.S. Federal Reserve Board—brought EM equities into positive territory, with a performance advantage over both the S&P 500® Index and MSCI EAFE® Index for the full reporting period.

Within the Index, the Utilities, Financials, and Energy sectors outperformed the most. Health Care underperformed the most, followed by Information Technology and Materials. By country, Turkey, Brazil, and Indonesia strongly outperformed—rebounding from losses in the period before, while Pakistan, Greece, and Mexico posted the largest losses.

The Fund benefited from strong stock selection, particularly within the Consumer Staples and Discretionary sectors. By country, stock selection and an underweight to the lagging Taiwan market, and stock selection in the strong Brazilian and Russian markets were beneficial. Stock selection lagged within Communications Services and Industrials. By country, Indian, Chinese, and South African names underperformed.

Key individual contributors included B3, Energisa, and Itau Unibanco, three Brazilian names that all benefited from the renewed optimism in the Brazilian economic outlook with the business-friendly party winning the national election.

Individual detractors included Baidu, the dominant Chinese internet search engine, which dropped with news of a local small business activity slowdown, which negatively impacted advertising spend; Sino Biopharmaceutical, a leading China pharma name, which fell with its local peers after news agencies reported that the Chinese government is considering cutting generic drug pricing; and Dewan Housing Finance Corporation, an Indian affordable housing lender, which sold off in sympathy with the local finance sub-sector due to an unrelated infrastructure lender's funding liquidity issues.

Just as political jockeying drove the past year's news-driven market gyrations, we expect volatility to continue in the months ahead. From a fundamental perspective, however, the EM earnings growth forecast* remains advantaged relative to developed markets peers. As the year progresses, we will continue to seek individual companies where we believe fundamental growth can be sustained regardless of stock market direction.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

*  Source: Bank of America—Merrill Lynch as of March 1st, 2019.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	0.27%	–12.06%	4.32%	10.34%	8.21%
Class A	10/08/2008	0.16%	–12.28%	4.07%	10.07%	7.95%
Class C	10/08/2008	–0.16%	–12.89%	3.30%	9.26%	7.14%
Class R3[10]	06/21/2010	–0.06%	–12.62%	3.63%	9.70%	7.61%
Class R6[22]	03/15/2013	0.34%	–11.95%	4.40%	10.39%	8.26%
With Sales Charge
Class A		–5.62%	–17.32%	2.84%	9.42%	7.33%
Class C		–1.16%	–13.76%	3.30%	9.26%	7.14%
Index
MSCI Emerging Markets Index (Net)[1,15]		0.33%	–9.89%	4.13%	10.32%	7.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.29%, 1.66%, 2.38%, 1.92% and 1.17% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.26%, 1.51%, 2.26% and 1.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a –0.77% total return for the six months ended February 28, 2019, outperforming its benchmark, the S&P 500® Index (the Index), which posted a –3.04% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks a total return between stocks and bonds with lower volatility relative to the Index. This portfolio is diversified among dividend-paying stocks and convertible securities, selected through extensive analysis of cash flow prospects, which we believe have the ability to sustain and grow dividends.

By late September 2018, the market (as measured by the Index) set a new all-time high as the expansion officially became the longest in U.S. history driven by "growth" stocks with limited, and, in many cases, no dividend programs. However, in the fourth quarter equities tumbled as investors grappled with an uptick in volatility tied to fears surrounding plateauing global growth, and geopolitical headwinds.

From a portfolio construction standpoint, top equity sectors at the end of the period included Utilities (~17%), Financials (~11%), and Health Care (~10%). This reporting period, the bulk of the Fund's total return was generated from stocks across Utilities, Consumer Discretionary, and Communication Services—while exposure to Information Technology, Financials, and Energy weighed on absolute results.

The Fund generated the bulk of its absolute and relative returns versus the Index from its allocation to Utilities. Stock selection across our carefully selected electric/gas names generated significant gains driven by names tied to infrastructure modernization. This space benefitted from a year-end rally as investors favored defensive sectors amid turbulent market conditions. From a portfolio construction standpoint, Utilities often act to dampen portfolio volatility, serving as defensive ballast, and therefore NextEra Energy was among our top performers. The common thread across our holdings is exposure to earnings per share and dividend growth above the sector average—fueled in part by renewable energy initiatives.

On the commodity front, West Texas Intermediate oil prices experienced intense headwinds, posting their worst calendar year decline since 2015. Lower energy prices were driven by increased output coupled with fears of a global economic slowdown. In aggregate, our oil/gas holdings outperformed the broader Energy sector; however, Canada's Suncor Energy weighed on our results. Sticking with Energy, we opportunistically established new positions across businesses we believe are well positioned to capitalize from natural gas transportation as the U.S. emerges as a net exporter in 2019. Given this backdrop, we believe our diversified holdings could experience a relief rally tied to improving fundamentals while also providing a potential hedge to inflationary pressures.

Elsewhere, the Fund increased its exposure to convertible bonds. Through February 2019, our ~11.5% average allocation helped dampen volatility. In retrospect, 2018 was a banner year for new issuance as U.S. companies sold over $30 billion of convertible securities. This was the fastest pace of new issuance in nearly a decade as rising yields across the high yield market led issuers to consider convertible bonds. We believe this trend is likely to continue, and believe we have identified attractive risk-reward opportunities in this eclectic asset class.

The Fund's use of written options contributed positively to performance during the period.

Directionally, we remain constructive on the health of the U.S. economy. In our view, valuations across equities remain reasonable as we believe the fourth quarter correction created opportunities for long term investors. When evaluating investment candidates, we continue to favor stable businesses with clear capital allocation plans whereby we anticipate dividend growth potential. In addition, we believe the year ahead could represent an inflection point driven by divergence across central banks. Through this lens, equities could face headwinds, making a compelling case for dividend paying stocks as a defensive ballast. Today, we believe the Fund remains positioned to navigate potential cross-currents given our focus on high-quality, cash-generative companies.

In closing, we thank you for investing in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.3%
Consumer Discretionary	6.5
Consumer Staples	3.3
Energy	9.0
Financials	10.9
Health Care	9.8
Industrials	5.8
Information Technology	8.7
Materials	3.7
Real Estate	9.2
Utilities	17.0
Convertible Bonds	9.3
Short-Term Investments	2.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date*	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	–0.77%	4.41%	7.33%	12.58%	7.55%
Class A13	06/09/2008	–0.97%	4.03%	6.94%	12.17%	7.19%
Class C13	06/09/2008	–1.29%	3.33%	6.16%	11.36%	6.52%
Class R3[13]	06/21/2010	–1.12%	3.77%	6.64%	11.94%	7.05%
With Sales Charge
Class A13		–6.64%	–1.93%	5.69%	11.50%	6.68%
Class C13		–2.23%	2.36%	6.16%	11.36%	6.52%
Index
S&P 500® Index[1,15]		–3.04%	4.68%	10.67%	16.67%	8.21%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.69%, 1.05%, 1.80% and 1.33% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a –4.40% total return for the six months ended February 28, 2019, underperforming its benchmark, the S&P 500® Index (the Index), which provided a –3.04% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of heightened volatility and generated weak results during the reporting period. After treading water in September 2018, the market fell sharply during two out of the next three months. This downturn was triggered by a number of factors, including concerns over U.S. Federal Reserve Board (Fed) rate hikes, ongoing trade conflicts and moderating global growth. The market then rallied sharply during the last two months of the Fund's reporting period. Investor sentiment improved as the Fed indicated that it would pause from raising rates, corporate profits generally exceeded expectations and the U.S. and China appeared to be making some progress in their trade negotiations.

Both stock selection and sector allocation detracted from performance during the reporting period. In terms of stock selection, holdings in the Consumer Discretionary, Industrials and Energy sectors were among the largest detractors from relative returns versus the Index over the period. In the Consumer Discretionary sector, the Fund's position in LKQ Corp., an alternative provider of collision auto parts, as well as recycled and remanufactured mechanical parts, was the largest headwind for relative results. Within the Industrials sector, shares of credit monitoring company Equifax, Inc. fell sharply and we eliminated our position. Within the Energy sector, several holdings in the Oil, Gas & Consumable Fuels industry performed poorly. In terms of sector allocation, a lack of exposure to Real Estate, along with overweights to Consumer Discretionary and Energy versus the Index, were the largest detractors from relative performance.

On the upside, holdings in the Information Technology (IT), Communication Services and Utilities sectors added the most value. Within IT, the Fund's position in Motorola Solutions, Inc., a data communications and telecommunications equipment provider, was the most beneficial for returns. In Communication Services, our position in wireless communications company T-Mobile US, Inc. was rewarded. Within the Utilities sector, shares of DTE Energy Co. rallied and aided the Fund's performance. From a sector allocation perspective, an underweight to IT versus the Index was the only meaningful contributor to results.

The Fund's use of written options contributed positively to performance during the period.

The markets have recovered most of the declines experienced at the end of 2018, as the Fed pivoted in December 2018 to put on hold any additional interest rate hikes. The stock market took this as good news and, coupled with earnings reports coming in mostly in-line to better-than-expected, the market has rallied sharply thus far in 2019. In recent years, markets have experienced relatively low volatility which, in our view, is coming to an end. This potential increased volatility gives us optimism going forward that our ability to add value from in-depth fundamental research will be realized. In particular, we will continue to build the portfolio from the bottom up and seek to identify individual stocks that meet our stringent investment criteria.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	15.5%
Consumer Staples	12.2
Energy	5.3
Financials	5.8
Health Care	15.6
Industrials	14.1
Information Technology	8.3
Materials	15.3
Communication Services	2.4
Utilities	3.3
Short-Term Investments	2.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	–4.40%	1.85%	7.50%	14.57%	10.36%
Trust Class[3]	08/30/1993	–4.49%	1.68%	7.30%	14.35%	10.34%
Advisor Class[4]	09/03/1996	–4.54%	1.53%	7.14%	14.16%	10.28%
Institutional Class[5]	06/21/2010	–4.31%	2.01%	7.68%	14.76%	10.39%
Class A19	06/21/2010	–4.45%	1.69%	7.30%	14.40%	10.34%
Class C19	06/21/2010	–4.85%	0.89%	6.49%	13.66%	10.23%
With Sales Charge
Class A19		–9.95%	–4.15%	6.03%	13.73%	10.24%
Class C19		–5.72%	–0.04%	6.49%	13.66%	10.23%
Index
S&P 500® Index[1,15]		–3.04%	4.68%	10.67%	16.67%	10.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.92%, 1.10%, 1.26%, 0.76%, 1.13%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Institutional Class includes the class' repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class generated a –5.50% total return for the six months ended February 28, 2019, outperforming its benchmark, the Russell 2000® Index (the Index), which provided a –8.86% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of heightened volatility and generated weak results during the reporting period. After treading water in September 2018, the market fell sharply during two out of the next three months and nearly experienced a bear market (a decline of 20% or more from a recent high). This downturn was triggered by a number of factors, including concerns over U.S. Federal Reserve Board (Fed) rate hikes, ongoing trade conflicts and moderating global growth. The market then rallied sharply during the last two months of the Fund's reporting period. Investor sentiment improved as the Fed indicated that it would pause from raising rates, corporate profits generally exceeded expectations and the U.S. and China appeared to be making some progress in their trade conflict. All told, the S&P 500® Index returned –3.04% during the reporting period. Small-cap stocks produced even weaker results.

The Fund outperformed the Index during the reporting period. Stock selection contributed to relative results versus the Index, whereas sector allocation modestly detracted from performance. As we would expect, the Fund outperformed during periods of market weakness and modestly lagged the market when it rallied. In terms of stock selection, holdings in the Financials, Industrials and Consumer Discretionary sectors were the most additive to relative results. In Financials, our regional banks outperformed, as did electronic trading company MarketAxess. In Industrials, strength from a number of long-held commercial services and supplies companies, including Nordson Corp. and RBC Bearings, added the most value. In Consumer Discretionary, the Fund benefited from solid returns from a number of holdings, as well as our avoidance of several weak performers. On the downside, in terms of stock selection, the Information Technology sector was the only detractor from relative results. A lack of exposure to lower quality software companies, along with weak results from two portfolio holdings, were a drag on relative results.

From a sector allocation perspective, an overweight to Exploration & Production companies in the Energy sector was a drag on results. The lack of exposure to bond proxies, namely real estate investment trusts (REITs) and Utilities, also negatively impacted our relative returns, as these areas did better than the Index as a whole. However, we do not typically own REITs and Utilities as they do not meet our investment criteria. On the upside, a lack of exposure to low quality biotechnology and pharmaceutical companies was additive to relative performance, as they posted very poor results.

As anticipated, central bankers around the world responded to slowing global economic growth by either implementing aggressive stimulus policies (China), or by pausing previously scheduled tightening actions (U.S. and Europe). The equity markets rebounded quickly in reaction to these adjustments, particularly in the U.S. The U.S. and China appear to be working towards resolving trade frictions which are thought to be a significant factor in the global slowdown. We would anticipate some sort of deal to be reached, although radically differing economic, political and philosophical beliefs suggest the relationship is likely to remain strained for the foreseeable future, particularly as it relates to thorny intellectual property issues. While markets have exhibited violent swings between risk on and risk off leadership, there is evidence that investors are gradually favoring higher quality business models with superior financial profiles and strong balance sheets such as those we seek for the Genesis Fund.

Sincerely,

JUDITH M. VALE AND ROBERT W. D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.3%
Consumer Discretionary	10.5
Consumer Staples	5.2
Energy	3.6
Financials	16.9
Health Care	13.4
Industrials	17.3
Information Technology	21.8
Materials	6.1
Real Estate	0.7
Short-Term Investments	1.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	–5.50%	7.87%	8.37%	15.33%	12.14%
Trust Class[3]	08/26/1993	–5.54%	7.78%	8.28%	15.23%	12.11%
Advisor Class[4]	04/02/1997	–5.66%	7.51%	7.98%	14.93%	11.89%
Institutional Class[5]	07/01/1999	–5.42%	8.06%	8.55%	15.53%	12.29%
Class R6[23]	03/15/2013	–5.38%	8.15%	8.63%	15.49%	12.19%
Index
Russell 2000® Index[1,15]		–8.86%	5.58%	7.36%	16.60%	9.67%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.02%, 1.10%, 1.35%, 0.85% and 0.75% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated a total return of –5.86% for the six months ended February 28, 2019, trailing the –2.92% total return of its benchmark, the MSCI All Country World Index (Net) (the Index) for the same time period. (Performance for all share classes is provided in the table immediately following this letter.)

This was a difficult period for global equity markets as trade tensions and related threats to global growth continued to distress investor sentiment. As the new year began, although pressures on investor sentiment continued, a weaker U.S. dollar allowed international and emerging markets to rebound from a dismal fourth quarter, while dovish statements from the U.S. Federal Reserve Board served the same purpose domestically. Emerging markets equities closed the period nominally positive, while developed markets (as measured by the Index) and U.S. equities (as measured by the S&P 500® Index) saw declines.

Within the Index, Utilities, Real Estate, and Consumer Staples sectors outperformed, posting positive results as investors favored defensive sectors, and on supportive interest rate news. The Energy, Consumer Discretionary, and Information Technology sectors saw the largest losses. By country, Turkey, Brazil, and Indonesia outperformed significantly, while Pakistan, Greece, and Mexico declined the most.

Within the Fund, stock selection in Financials and Materials benefited relative performance most versus the Index. By country, holdings within Japan and Belgium, and a zero allocation to the weak Taiwan market were beneficial.

Top individual contributors to performance included AIA, Alimentation Couche-Tard and Aon. Hong Kong-based insurer AIA reported earnings ahead of expectations and continues to see strong growth in premiums in Hong Kong and China, while also delivering profit margin expansion. Alimentation Couche-Tard, the Canadian gas station and convenience store operator, beat earnings expectations and enjoyed continued success in both acquisitions and improving organic growth. Aon, the UK-headquartered, U.S.-listed global insurance firm, saw good organic growth and margin expansion and continues to buy back stock.

Stock selection within Communications Services, Health Care, and Energy accounted for most of the Fund's underperformance relative to the Index. By country, holdings within the U.S. and the Netherlands, and a zero weight to rallying Brazil detracted.

Individual disappointments included U.S. names Amazon, Activision Blizzard and Apple. Amazon, the e-commerce giant, announced weaker earnings guidance in late 2018, just as sentiment turned negative toward Internet-related companies. Activision, the online game developer, missed revenue expectations and failed to provide a clear 2019 outlook. Apple, the consumer electronics leader, fell on fears of a slowdown in iPhone revenue, which was confirmed in a pre-announcement in January 2019.

Looking ahead, our Fund is well diversified by country and sector and remains focused on companies we believe to be quality, well-managed businesses. We avoid companies with excessive leverage or highly cyclical businesses, which we believe is important as the global economic cycle lengthens and higher interest rates in selected geographies like the U.S. persist. We remain underweight in the U.S. market, favoring multinationals domiciled in the Netherlands and Switzerland.

Current decisions are part of an overall positioning designed to make the most of an environment of continued political and trade policy uncertainty, modest growth and higher interest rates over time. We will continue to focus our efforts on uncovering the best opportunities within the coming market, with an eye toward mitigating risk.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	–5.86%	–1.28%	5.82%	6.22%
Class A	06/30/2011	–6.04%	–1.53%	5.48%	5.87%
Class C	06/30/2011	–6.33%	–2.32%	4.68%	5.07%
With Sales Charge
Class A		–11.45%	–7.24%	4.24%	5.05%
Class C		–7.21%	–3.24%	4.68%	5.07%
Index
MSCI All Country World Index (Net)[1,15]		–2.92%	–0.84%	6.28%	7.52%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 6.49%, 6.71% and 7.62% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund Institutional Class generated a 3.59% total return for the six months ended February 28, 2019, outperforming its benchmark, the FTSE EPRA/NAREIT Developed Index (Net) (the Index), which generated a 2.25% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global stock market experienced periods of heightened volatility and generated weak results during the reporting period. After largely treading water in September 2018, the market fell sharply during two out of the next three months. This downturn was triggered by a number of factors, including concerns over U.S. Federal Reserve Board (Fed) rate hikes, ongoing trade conflicts and moderating global growth. The market then rallied sharply during the last two months of the period. Investor sentiment improved as the Fed indicated that it would pause from raising rates, corporate profits generally exceeded expectations, hopes for the avoidance of a "hard Brexit" persisted and the U.S. and China appeared to be making some progress in their trade negotiations. Comparatively, global real estate investment trusts (REITs) generated positive results during the period.

The Fund outperformed the Index during the reporting period. Stock selection, overall, was the largest contributor to the Fund's relative results versus the Index. In particular, holdings in the Diversified REITs, Residential REITs and Retail REITs sectors were the most additive for returns. In terms of individual holdings, American Tower Corp., CK Asset Holdings Limited, Goodman Group, Sun Hung Kai Properties Limited and Essex Property Trust, Inc. were the largest contributors to performance. Sector detractors from relative performance included the Fund's holdings in Industrial & Office REITs and Hotel & Lodging REITs. Several individual holdings were also negative for results, including Gecina SA, Zayo Group Holdings, Inc., Interxion Holding N.V., ICADE SA and Weyerhaeuser Company (the first three holdings were sold during the reporting period).

The Fund's positioning versus the Index from a regional/country perspective modestly detracted from relative results. In particular, an underweight to Hong Kong and an overweight to Spain relative to the Index were the largest detractors from performance. On the upside, an overweight to Australia and an underweight to Switzerland were the most additive for results.

Looking ahead, we anticipate continued but modest economic growth for the U.S. for 2019. We believe many economic indicators, including high consumer confidence, strong non-residential fixed investment, and modest inflation, point to good tenant demand for real estate. However, headwinds, including slowing global growth, turmoil in Washington and ongoing U.S.-China trade tension threaten to derail the long-lasting U.S. recovery. As the Fed tries to balance these factors, it has signaled a more flexible stance for policy changes and rates. Resolution of some of these headwinds could be a catalyst for the capital markets. On balance, we believe solid real estate fundamentals, strong private market demand for real estate and a more dovish Fed will be supportive of the U.S. listed real estate market.

Overseas, in the UK and Europe, equity markets are facing pressure from a number of areas, namely Brexit, political unrest in France, unstable Italian politics, trade disruption and slower growth. In order to position for these challenging times, we continue to focus on businesses where we see a structural growth angle and a strong rental growth profile. With regard to the UK and Brexit, we remain on the sidelines while we wait for clarity and what Brexit will mean for the broader UK property market. We are starting to see good value but political uncertainty remains the great unknown and has trumped valuation so far. Within Asia-Pacific, we believe Japan remains an attractive opportunity given signs of deflation finally ending, robust tenant demand and wide valuation discounts to net asset values. In Hong Kong, real estate fundamentals are starting to stabilize following a sharp price correction and slowing U.S. rate hikes. In addition, demand from capital inflows from China remains highly supportive. Singapore's residential market has cooled significantly in volume terms following government intervention in mid-2018 and stock valuations have returned to a reasonably attractive level. Australia has a steady outlook, as solid prospects in the office and logistic sectors are offset by the uncertainties hanging over the residential and retail sectors.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	3.59%	11.97%	5.29%
Class A	12/30/2014	3.40%	11.58%	4.89%
Class C	12/30/2014	3.02%	10.79%	4.13%
With Sales Charge
Class A		–2.53%	5.16%	3.41%
Class C		2.02%	9.79%	4.13%
Index
FTSE EPRA/NAREIT Developed Index (Net)[1,15]		2.25%	11.98%	3.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 11.12%, 11.57% and 12.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary25

Neuberger Berman Greater China Equity Fund Institutional Class generated a –0.29% total return for the six months ended February 28, 2019, and underperformed its benchmark, the MSCI China Index (Net) (the Index), which generated a 1.13% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the six months ended February, the Fund's main contributors to return relative to the Index included Consumer Staples (positive stock selection, primarily within Food Products and Beverages), Communication Services (a significant underweight versus the Index and positive stock selection among Diversified Telecommunication Services and Interactive Media & Services) and Industrials (an overweight and positive stock selection, primarily to environmental and clean energy related companies). Detractors from performance relative to the Index included Health Care (an overweight and negative stock selection within Pharmaceuticals), Financials (stock selection, primarily among Insurance and Banks) and Materials (an overweight to Construction Materials).

The Fund continues to focus on companies that we believe have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of February 28, 2019, the Fund's largest sector overweight relative to the Index was Consumer Discretionary, and the largest sector underweight was Communication Services. The Fund also held overweight positions in Consumer Staples and Industrials, and underweight positions in Utilities and Energy. The Fund's top 10 positions comprised more than 52% of total portfolio assets at the end of February.

Over the past six months, the China equity markets experienced extreme volatility, as indicated by both the Index, which is mostly a proxy for offshore listed Chinese equities, as well as the domestic China A-shares market. In September, the State Council announced supportive policies to boost consumption, lower tariffs and provide incentives for foreign investments. In addition, the announcement of two index inclusion events for A-shares helped investor sentiment, specifically FTSE will include A-shares starting from June 2019 and MSCI will increase its A-shares weighting and expand its universe to mid-caps and ChiNext stocks as of May, August and November 2019. Markets declined sharply in October despite a round of reserve requirement ratio (RRR) cuts as equity markets globally suffered from a sell-off over further interest rate hikes and increasing Treasury yields after hawkish Federal Open Market Committee minutes were released. Profit warnings and worse than expected third quarter 2018 corporate results also suggested that the China-U.S. trade war may have started to tangibly impact company earnings, and sentiment remained cautious ahead of the G20 meeting between Presidents Xi and Trump.

The China equity markets exhibited mixed results in November amidst increased volatility as a stronger U.S. dollar, decline in commodity futures prices and disappointing China macroeconomic data weighed on sentiment, but later in the month, both domestic and offshore markets climbed higher as investors increased positions ahead of the G20 meeting and the U.S. Federal Reserve Board Chairman Powell delivered dovish comments. After a lack of meaningful concessions between President Xi and President Trump at the G20 meeting and a worsening of China-U.S. relations after Huawei's CFO was detained in Canada for allegedly violating U.S. trade sanctions, the markets continued their sell-offs. Discouraging November macroeconomic data, lack of further supportive policies from President Xi's speech at the 40th Anniversary of Reform and Opening Up and concerns over the slowing global economic growth resulted in broad based weakness through December.

In January, the China equity markets set off on a strong rally due to easing trade tensions, the People's Bank of China's announcement of a cut in RRR and plans to set up central bank bills swaps aimed at improving the liquidity of banks' perpetual bonds. Although February demonstrated continued softening of macroeconomic data, investors became optimistic on a potential trade agreement, expectations of additional policy support and the dovish shift in the U.S. Federal Reserve Board's policy. A significant increase in retail participation and leverage onshore, coupled with inflows ahead of the MSCI inclusion decision, led the domestic China A-shares market to surge and outperform global indices.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	13.1%
Consumer Discretionary	30.8
Consumer Staples	7.9
Energy	2.9
Financials	21.9
Health Care	6.2
Industrials	9.1
Materials	4.3
Real Estate	3.3
Utilities	0.4
Short-Term Investments	0.1
Total	100.0%

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	24.5%
Hong Kong	58.8
United States	16.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS25

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	–0.29%	–13.19%	13.29%	13.46%
Class A	07/17/2013	–0.54%	–13.54%	12.97%	13.14%
Class C	07/17/2013	–0.89%	–14.20%	12.04%	12.22%
With Sales Charge
Class A		–6.26%	–18.53%	11.63%	11.95%
Class C		–1.51%	–14.74%	12.04%	12.22%
Index
MSCI China Index (Net)[1,15]		1.13%	–11.47%	8.53%	9.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.58%, 2.01% and 2.80% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a –7.46% total return for the six months ended February 28, 2019, underperforming the –3.04% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of heightened volatility and generated weak results during the reporting period. After treading water in September 2018, the market fell sharply during two out of the next three months and nearly experienced a bear market (a decline of 20% or more from a recent high). This downturn was triggered by a number of factors, including concerns over U.S. Federal Reserve Board (Fed) rate hikes, ongoing trade conflicts and moderating global growth. The market then rallied sharply during the last two months of the period. Investor sentiment improved as the Fed indicated that it would pause from raising rates, corporate profits generally exceeded expectations and the U.S. and China appeared to be making some progress in their trade conflict.

The Fund's investments typically fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that are growing their revenues and, as they do so, generate free cash flow that is reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, and return of capital). Finally, Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, or other market dislocations that we believe have the potential to unlock intrinsic value.1 It also includes companies with "hidden assets," i.e., valuable business lines, properties or prospects not yet recognized by the markets.

Stock selection, overall, was the largest detractor from the Fund's relative performance versus the Index during the reporting period. In particular, holdings in the Consumer Staples, Industrials and Communication Services sectors were the largest headwinds for results. Conversely, stock selection in the Information Technology, Financials and Energy sectors were the most beneficial for relative returns.

Sector allocation, overall, was also negative for performance during the period. This was primarily driven by an underweight to Health Care and lack of exposure to the Real Estate sector. Conversely, an overweight to Industrials and an underweight to Energy were the largest contributors to relative results.

The Fund's use of purchased and written options detracted from performance during the period.

We remain constructive—albeit increasingly selective—on our outlook for U.S. equities. This perspective is driven by steady U.S. economic growth, continued increases in capital expenditures, repatriation of foreign earnings and a more pro-business environment in the U.S. The labor market saw not only very low unemployment rates and strong hiring, but also increasing labor participation rates as more potential employees were encouraged to rejoin the labor force. Household spending and, more importantly, disposable personal income continued to grow. We believe that when combining expected earnings and dividends within today's interest rate environment (at the low end of historical standards), prospects for reasonably attractive risk-adjusted returns remain intact. After all, expectations of inflation remain low, helping to contain long term interest rates and the competition for equities from the bond market. While the U.S. economy is anticipated to slow this year, to us it is still the envy of the world. We believe we are in the midst of a deceleration from "above trend" growth to "trend growth." In our view, overall U.S. macroeconomic data, while decelerating, has remained positive—ranging from manufacturing output, to capacity utilization, to healthy home and auto sales. Global economic expectations have already been adjusted downward. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.1%
Consumer Discretionary	21.2
Consumer Staples	4.3
Energy	2.2
Financials	10.6
Health Care	9.6
Industrials	15.0
Information Technology	16.5
Materials	2.4
Utilities	3.0
Options Purchased	0.1
Short-Term Investments	5.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,11

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	–7.46%	1.43%	8.15%	14.90%	11.00%
Trust Class[3]	08/03/1993	–7.55%	1.23%	7.96%	14.70%	10.95%
Advisor Class[4]	09/03/1996	–7.69%	0.87%	7.65%	14.32%	10.80%
Institutional Class[5]	05/27/2009	–7.32%	1.63%	8.34%	15.11%	11.03%
Class A19	05/27/2009	–7.53%	1.20%	7.94%	14.69%	10.97%
Class C19	05/27/2009	–7.83%	0.46%	7.13%	13.86%	10.86%
Class R3[16]	05/27/2009	–7.69%	0.92%	7.63%	14.40%	10.93%
With Sales Charge
Class A19		–12.85%	–4.64%	6.67%	14.01%	10.88%
Class C19		–8.66%	–0.45%	7.13%	13.86%	10.86%
Index
S&P 500® Index[1,15]		–3.04%	4.68%	10.67%	16.67%	11.12%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.89%, 1.06%, 1.40%, 0.71%, 1.09%, 1.83% and 1.37% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a total return of –5.42% for the six months ended February 28, 2019, underperforming its benchmark, the MSCI EAFE® Index (the Index), which generated a total return of –3.58% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets declined this period as trade tensions and related threats to global growth continued to roil global markets. As the new year began, although pressures on investor sentiment continued, a weaker U.S. dollar allowed markets to rebound from a dismal fourth quarter. Emerging markets equities closed this period nominally positive, while developed markets (as measured by the Index) and U.S. equities (as measured by the S&P 500® Index) declined.

Within the Index, Utilities and Real Estate outperformed, posting positive results on helpful interest rate news. The Information Technology (IT) and Consumer Discretionary sectors saw the largest losses. By country, Hong Kong outperformed significantly, followed by Italy and Switzerland. Ireland, Belgium, and Portugal declined the most.

Stock selection drove the Fund's relative outperformance versus the Index in the Health Care, IT, Consumer Discretionary, and Communications Services sectors. By country, stock selection and an underweight to Japan versus the Index, and stock selection in Belgium benefited relative results.

Top individual performers included Aon, Alimentation Couche-Tard and AIA. Aon, the UK-headquartered, U.S.-listed global insurance firm, saw good organic growth and margin expansion and continues to buy back stock. Alimentation Couche-Tard, the Canadian gas station and convenience store operator, announced solid results helped by strong revenue growth from acquisitions and good cost control. AIA, the Hong Kong based insurance company, reported earnings ahead of expectations. It continues to see strong growth in premiums in both Hong Kong and China, while also delivering margin expansion.

Stock selection within Energy and Industrials, and an underweight versus the Index to Utilities, which tends not to meet our growth requirements, accounted for most of the portfolio's underperformance. By country, holdings within Switzerland and Hong Kong detracted most, even as overweight positions in these strong markets was a relative benefit.

Samsonite, the Hong Kong listed global luggage manufacturer, was the largest individual detractor, selling off after questions about accounting and corporate governance practices led to the CEO's resignation. We added to the position, believing the issues were immaterial for the longer term. AerCap, the Irish headquartered aircraft-leasing firm, sold off on broader airline industry concerns and potentially slower global growth. Core Laboratories, the Netherlands-headquartered oil services company, sold off following the sharp fall in oil prices on both supply and demand.

Looking ahead, our strategy remains well diversified by country and sector. We remain focused on what we believe to be quality, well managed businesses, avoiding companies with excessive leverage or highly cyclical businesses and those with large exposure to vulnerable economies such as Italy, Turkey, and Argentina.

In down markets, it's common for correlations to increase and for markets to move in tandem. It is the job of active managers to determine whether a decline in individual securities is deserved or whether it offers potential opportunity. Fourth quarter 2018's broad market selloff was a case in point: major equity indices fell in tandem, but in our view, these issues are likely to impact some areas of the market more than others. We have taken the opportunity to add exposure to names where we have the greatest conviction—at much lower prices in many cases—and we believe we have positioned the Fund for an environment of political and trade policy uncertainty, modest growth and higher interest rates over time. We believe the resulting Fund should reward our investors over time.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	–5.61%	–7.16%	2.94%	10.51%	4.70%
Trust Class[12]	01/28/2013	–5.65%	–7.20%	2.88%	10.47%	4.68%
Institutional Class	06/17/2005	–5.42%	–6.83%	3.11%	10.63%	4.78%
Class A12	01/28/2013	–5.60%	–7.23%	2.72%	10.38%	4.61%
Class C12	01/28/2013	–6.04%	–7.94%	1.95%	9.87%	4.26%
Class R6[22]	09/03/2013	–5.48%	–6.82%	3.18%	10.67%	4.82%
With Sales Charge
Class A		–11.02%	–12.58%	1.51%	9.73%	4.16%
Class C		–6.98%	–8.86%	1.95%	9.87%	4.26%
Index
MSCI EAFE® Index (Net)[1,15]		–3.58%	–6.04%	2.07%	9.56%	4.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.20%, 1.24%, 1.00%, 1.36%, 2.12% and 0.90% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary

Neuberger Berman International Select Fund Trust Class generated a total return of –5.22% for the six months ended February 28, 2019, underperforming its benchmark, the MSCI EAFE® Index (the Index), which generated a total return of –3.58% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets declined this period as trade tensions and related threats to global growth continued to roil global markets. As the new year began, although pressures on investor sentiment continued, a weaker U.S. dollar allowed markets to rebound from a dismal fourth quarter. Emerging markets equities closed this period nominally positive, while developed markets (as measured by the Index) and U.S. equities (as measured by the S&P 500® Index) declined.

Within the Index, Utilities and Real Estate outperformed, posting positive results on helpful interest rate news. The Information Technology (IT) and Consumer Discretionary sectors saw the largest losses. By country, Hong Kong outperformed significantly, followed by Italy and Switzerland. Ireland, Belgium, and Portugal declined the most.

Stock selection drove the Fund's relative outperformance versus the Index in the Health Care, Consumer Discretionary, and IT sectors. By country, stock selection and an underweight to Japan versus the Index, and stock selection in Belgium and Germany benefited relative results.

Top individual performers included Aon, AIA and Roche. Aon, the UK-headquartered, U.S.-listed global insurance firm, saw good organic growth and margin expansion and continues to buy back stock. AIA, the Hong Kong based insurance company, reported earnings ahead of expectations. It continues to see strong growth in premiums in both Hong Kong and China, while also delivering margin expansion. Roche, the Swiss pharmaceutical giant, held up well in the difficult market environment. While the risk from biosimilars remains, we believe its pipeline looks solid, and newly launched products are performing well.

Stock selection within Energy and Materials, and a lack of exposure to Utilities, which tends not to meet our growth requirements, accounted for most of the Fund's underperformance. By country, holdings within the Netherlands, Switzerland and UK detracted the most.

Core Laboratories, the Netherlands-headquartered oil services company, was the largest individual detractor. It declined following the sharp fall in oil prices on both supply and demand concerns. Samsonite, the Hong Kong listed global luggage manufacturer, sold off after questions about accounting and corporate governance practices led to the CEO's resignation. We added to the position, believing the issues were immaterial for the longer term. AerCap, the Irish headquartered aircraft-leasing firm, sold off on broader airline industry concerns and potentially slower global growth.

Looking ahead, our strategy remains well diversified by country and sector. We remain focused on what we believe to be quality, well managed businesses, avoiding companies with excessive leverage or highly cyclical businesses and those with large exposure to vulnerable economies such as Italy, Turkey, and Argentina.

In down markets, it's common for correlations to increase and for markets to move in tandem. It is the job of active managers to determine whether a decline in individual securities is deserved or whether it offers potential opportunity. Fourth quarter 2018's broad market selloff was a case in point: major equity indices fell in tandem, but in our view, these issues are likely to impact some areas of the market more than others. We have taken the opportunity to add exposure to names where we have the greatest conviction—at much lower prices in many cases—and we believe we have positioned the Fund for an environment of political and trade policy uncertainty, modest growth and higher interest rates over time. We believe the resulting Fund should reward our investors over time.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	–5.22%	–6.66%	2.50%	9.20%	3.10%
Institutional Class[6]	10/06/2006	–5.10%	–6.33%	2.86%	9.57%	3.45%
Class A14	12/20/2007	–5.24%	–6.69%	2.49%	9.20%	3.10%
Class C14	12/20/2007	–5.60%	–7.35%	1.72%	8.38%	2.41%
Class R3[14]	05/27/2009	–5.40%	–6.93%	2.23%	8.91%	2.88%
Class R6[24]	04/17/2017	–5.00%	–6.23%	2.67%	9.29%	3.17%
With Sales Charge
Class A14		–10.72%	–12.07%	1.29%	8.55%	2.61%
Class C14		–6.53%	–8.27%	1.72%	8.38%	2.41%
Index
MSCI EAFE® Index (Net)[1,15]		–3.58%	–6.04%	2.07%	9.56%	2.95%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.39%, 0.94%, 1.32%, 2.07%, 1.56% and 0.85% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary

Neuberger Berman International Small Cap Fund Institutional Class reported a total return of –13.23% for the six months ended February 28, 2019, trailing the –7.92% total return of the MSCI EAFE® Small Cap Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets declined this period as trade tensions and related threats to global growth continued to roil global markets. International small cap stocks trailed their larger cap peers, missing much of the rebound the MSCI EAFE® Index (Net) enjoyed (–3.58% for the period), as a weaker U.S. dollar and supportive interest rate news benefited larger, more globally focused international names over their smaller, more domestically oriented counterparts.

The Utilities and Real Estate sectors led the Index this period, posting positive results on supportive interest rate news. All other sectors showed losses, with Energy and Information Technology declining the most. By country, New Zealand, Singapore, and Israel posted gains. Denmark declined the most, followed by Switzerland and France.

The Fund outperformed the Index within Materials, and on an underweight to Financials versus the Index. Stocks from within Denmark, China, and Norway also benefited relative results.

Top individual contributors included Xiabuxiabu, a Chinese chain restaurant operator, which we initially bought after we saw the stock severely correct. It rebounded as investors believed the company was strategically positioned to gain market share in the Chinese Hot-Pot restaurant segment. Lectra, the France-based provider of computer aided design and manufacturing equipment, reported solid full year results, and Carel, the Italian producer of electronic components for HVAC and refrigeration applications, continued to benefit from its solid customer base and technology leadership in the space.

Stock selection, primarily within the Industrials, Consumer Discretionary, and Consumer Staples sectors contributed to the Fund's shortfall in relative performance. By country, UK- and German-listed names detracted, as did our overweight to Switzerland versus the Index.

Individual detractors included Ariake, Restore and WashTec. Ariake, the Japanese producer of natural seasonings and flavorings, disappointed after announcing the sale of its U.S. manufacturing units, and the company's management justified the decision by a focus on better opportunities in China and Asia. The stock is under review. Restore, a UK leader in records management, office relocation, and shredding services, declined after the company completed a large consolidation deal in the UK, and had ongoing pressure on profit margins. While the stock is under review, we believe the company is well positioned to benefit from organic growth and to improve its margins. WashTec, the German manufacturer of custom-designed cleaning machinery for transport equipment, sold off due to concerns around the extent of the economic slowdown in Germany and across the broader continent.

We have observed global growth slowing this period, which we believe is partially responsible for the worldwide market selloff. We have also seen extreme price movements from quarter to quarter as exemplified by the Index's Energy sector rising 6% during the third quarter 2018, then falling 31% in the fourth quarter. In our opinion, this demonstrates that fundamentals are not driving markets, which can be a poor backdrop for a strategy such as ours that remains focused on what we believe to be quality and well managed businesses, and is diversified across sectors and geographies.

We continue to be opportunistic in adding exposure to names where we have the greatest conviction—at lower prices in many cases—and we have attempted to position the portfolio to navigate an environment of political and trade policy uncertainty, modest growth and higher interest rates over time. We are comfortable with the quality and focus of the current portfolio and believe it should be well positioned to deliver results over time.

Sincerely,

BENJAMIN SEGAL AND DAVID BUNAN
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	–13.23%	–14.42%	8.76%
Class A	12/08/2016	–13.30%	–14.75%	8.35%
Class C	12/08/2016	–13.72%	–15.44%	7.54%
Class R6	12/08/2016	–13.10%	–14.36%	8.86%
With Sales Charge
Class A		–18.30%	–19.64%	5.51%
Class C		–14.57%	–16.27%	7.54%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		–7.92%	–10.53%	9.43%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 7.03%, 7.57%, 8.16% and 6.95% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.06%, 1.42%, 2.17% and 0.96% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class generated a –2.16% total return for the six months ended February 28, 2019, outperforming its benchmark, the Russell 2000® Value Index (the Index), which returned –8.59% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

A powerful correction roiled equity markets in the fourth quarter of 2018. Investors feared that growth at home had peaked and international economies were slowing even sooner than anticipated. Concerns mounted that the U.S. Federal Reserve Board (Fed) and White House were out of touch with the risks that their interest rate and trade policies posed to a fragile global economy. Small caps, viewed as proxies for the domestic economy, were hard hit. Global equity markets had a robust start to 2019 and during the first two months, stocks have rebounded sharply from December's lows. The bounce back has been broad-based. Investor appetite for risk appears to have increased, as evidenced by the outperformance of cyclicals over defensives with Industrials and Technology sectors posting the biggest gains in January and February. As such, our large contingent of tech and manufacturing names outperformed in early 2019, while stock selection in the Technology sector added to relative returns versus the Index over the full reporting period.

Merger and acquisition activity in the portfolio has been strong. Seven of our portfolio companies agreed to merge or be acquired during the period. When reviewing both companies and sectors that helped, it's reassuring to see that our long-term contrarian approach towards the Technology and Health Care sectors rather than Financial Services contributed to our outperformance. Among the top five performers, four were the subject of shareholder activism. The Intrinsic Value team led the charge at three of these (Ciena, ARRIS (which was sold during the period) and Fluidigm). Ciena is a good example where management executed extremely well while also publicly sharing long-term financial objectives and clarifying how they intend to manage their balance sheet and cash flows. Prior to our involvement, the company only gave quarterly guidance and was unwilling to discuss how it would allocate capital. It was our largest position and best contributor to absolute and relative returns for the period.

In what is a familiar pattern, company earnings disappointments combined with financial leverage resulted in underperformance. Despite strong performance from our Health Care names overall, several of our holdings in this area experienced stock specific issues. Amneal Pharmaceuticals traded down due to increased competition in its base business and lower value from its generic pipeline. Shares of Acadia Healthcare fell sharply after reports that the sale process had stalled and the CEO was subsequently replaced. The stock has underperformed for the past two years largely due to challenges in the company's UK business.

The team continues to have a competitive skill set in uncovering out-of-favor investments that in our opinion hold long-term promise. To this end we added six companies to the Fund during the reporting period and eliminated the same number. Of the sales, four were the result of acquisitions. At period end, the Fund's weighted average discount to intrinsic value1 stood at 33% versus 26% at the start.

Despite many positive market indicators, we believe geopolitical risks remain which could negatively impact returns. The outcome of U.S./China trade talks is still uncertain, Brexit is not yet completed and political gridlock at home continues. Looking ahead, we anticipate turbulent interactions between sentiment and statistics. We believe data points that suggest economic weakness could result in the systematic selling of equities. Conversely, progress on trade and greater accommodation by the Fed could soften some of the negative psychology, resulting in sharp upward reversals.

We thank you for your investment in our Fund and look forward to reporting our future results.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  As of 8/31/2018, the Fund's discount to the team's calculated intrinsic value estimate was 26 percent. Intrinsic value reflects the team's analysis and estimates. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values. This estimate of intrinsic value represents what we believe a company in the portfolio could be worth if it is acquired, if its profitability normalizes to its long-term average level, if its valuation moves in line with publicly traded peers' valuations, or if other investors recognize its potential for earnings growth. Intrinsic value is not a guarantee of performance of the Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	8.0%
Consumer Staples	2.1
Energy	3.2
Financial Services	6.7
Health Care	16.5
Materials & Processing	4.6
Producer Durables	20.2
Technology	32.5
Utilities	3.8
Convertible Bonds	0.7
Short-Term Investments	1.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date*	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	–2.16%	10.94%	7.95%	17.18%	11.27%
Class A18	05/10/2010	–2.33%	10.56%	7.56%	16.80%	11.11%
Class C18	05/10/2010	–2.67%	9.75%	6.77%	16.05%	10.78%
Class R6[18,22]	01/18/2019	–2.10%	11.01%	7.97%	17.18%	11.28%
With Sales Charge
Class A18		–7.92%	4.18%	6.29%	16.11%	10.81%
Class C18		–3.52%	8.79%	6.77%	16.05%	10.78%
Index
Russell 2000® Value Index[1,15]		–8.59%	4.42%	6.48%	15.43%	8.63%
Russell 2000® Index[1,15]		–8.86%	5.58%	7.36%	16.60%	7.99%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund's Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.03%, 1.42% and 2.14% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.92% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.91% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class generated a 2.22% total return for the six months ended February 28, 2019, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned –1.62% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of heightened volatility and generated weak results during the reporting period. After treading water in September 2018, the market fell sharply during two of the next three months. This downturn was triggered by a number of factors, including concerns over U.S. Federal Reserve Board (Fed) rate hikes, ongoing trade conflicts and moderating global growth. The market then rallied sharply during the last two months of the reporting period. Investor sentiment improved as the Fed indicated that it would pause from raising rates, corporate profits generally exceeded expectations and the U.S. and China appeared to be making some progress in their trade negotiations.

The Fund outperformed the Index during the reporting period, driven by strong stock selection and sector allocation. In terms of stock selection, holdings in the Materials, Financials and Energy sectors added the most relative value versus the Index. Within the Materials sector, the Fund's Metals & Mining positions contributed the most to performance, led by strong results from Newmont Mining Corp. In the Financials sector, selection in the Capital Markets industry was the most beneficial for relative returns. Looking at the Energy sector, positions in the Oil, Gas & Consumable Fuels industry added to results. From a sector allocation perspective, overweights to Utilities and Consumer Staples versus the Index, along with an underweight to Financials, were the largest contributors to relative performance.

On the downside, stock selection in the Consumer Discretionary, Communication Services and Health Care sectors were the largest detractors from relative returns over the period. In the Consumer Discretionary sector, the Fund's position in retailer Nordstrom, Inc. was not rewarded as its shares fell sharply. We eliminated our position in the stock. Within the Communication Services sector, CenturyLink, Inc. generated extremely poor results and we exited our position. Finally, a few holdings in the Health Care Providers & Services industry were headwinds for performance. In terms of sector allocation, an underweight to Information Technology versus the Index was the only meaningful detractor from relative results.

Looking ahead, we remain cautious on the growth trajectory for the U.S. economy given the lagging effect of Fed rate hikes, as well as other macro related leading indicators that appear to be slowing. While we do not believe a recession is imminent, the pace of the U.S. economic expansion could moderate in 2019. Meanwhile, we believe the recent increase in market volatility will continue going forward. In such an environment, we anticipate an uptick in price dislocations that could turn into rewarding investment opportunities. We remain disciplined value managers, looking for opportunities to buy stocks that we believe are below their normalized valuations to generate results for our shareholders. In addition, we firmly believe that equities remain the most appropriate asset class over the long term given their potential to generate capital appreciation.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	6.8%
Consumer Discretionary	3.6
Consumer Staples	9.6
Energy	8.3
Financials	13.8
Health Care	14.3
Industrials	4.5
Information Technology	0.7
Materials	7.1
Real Estate	5.5
Utilities	11.7
Short-Term Investments	14.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	2.22%	9.59%	8.59%	15.92%	12.46%
Trust Class[3]	08/30/1993	2.12%	9.37%	8.40%	15.71%	12.37%
Advisor Class[4]	08/16/1996	2.02%	9.19%	8.22%	15.53%	12.23%
Institutional Class[5]	06/07/2006	2.30%	9.75%	8.77%	16.11%	12.51%
Class A19	06/21/2010	2.08%	9.32%	8.35%	15.69%	12.41%
Class C19	06/21/2010	1.74%	8.54%	7.57%	14.95%	12.24%
Class R3[16]	06/21/2010	1.94%	9.03%	8.05%	15.42%	12.35%
Class R6[23]	01/18/2019	2.22%	9.56%	8.59%	15.92%	12.46%
With Sales Charge
Class A19		–3.80%	3.05%	7.08%	15.01%	12.26%
Class C19		0.84%	7.58%	7.57%	14.95%	12.24%
Index
Russell 1000® Value Index[1,15]		–1.62%	3.16%	8.09%	15.39%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.88%, 1.06%, 1.21%, 0.71%, 1.09%, 1.83% and 1.37% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.61% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.36% for Class R3 shares after expense reimbursements and/or fee waivers and/or restatement. The total annual operating expense ratio for Institutional Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a –3.63% total return for the six months ended February 28, 2019, trailing its benchmark, the Russell Midcap® Growth Index (the Index), which returned –1.27% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing six months ushered in a more volatile phase for the market as we finally experienced a period of meaningful and sustained dislocation, which was then surprisingly matched by a rapid and robust recovery, as many of the trigger points behind the fourth quarter's corrective angst, such as the U.S. Federal Reserve Board's hawkish stance and the Administration's escalating global tariffs gamesmanship, either reversed course or dissipated somewhat as we ushered in 2019. Regardless of the prevailing top-down sentiment, corporate top- and bottom-line results remained broadly positive, which continues to be the main driver of this expansionary phase and at the heart of this current cycle's resiliency.

During the period, the Fund was materially overweight Health Care versus the Index, modestly overweight Industrials and underweight the Information Technology (IT), Materials, Consumer Discretionary, Consumer Staples and Real Estate sectors. Our allocation decisions generally reflect our belief that the catalysts and underlying fundamentals that we identify in Health Care and IT are compelling, our persistent wariness around retail and consumer spending and the fact that neither GDP-dependent growth commodities nor income-yielding real estate investment trusts are an ideal fit with our earnings-centric philosophy. In fact, despite our relative underweight to IT, it remains our largest allocation.

Looking back at our performance for the period, despite a good start to 2019, the Fund wasn't able to completely overcome the broad effect of volatility-induced weakness in the fourth quarter of 2018, which served to amplify any nascent market concerns around less than perfect results or guidance, and the reaction to a handful of unexpected stock-specific issues, such as the CFO of Square resigning to pursue another opportunity or Tivity's surprising move to acquire Nutrisytem. (Tivity was sold during the period.)

Overall, for the period, Okta, Inc. was the top contributor to relative performance, while Take-Two Interactive Software was the leading detractor. Okta, which provides identity management and authentication software solutions, continued to capitalize on increasing demand for effective enterprise-grade security solutions to meet the rising sophistication and frequency of threats, and delivered strong results and market share gains, while Take-Two, a developer and marketer of video gaming content, lagged as the market adopted a more skeptical "wait-and-see" approach to both the rollout of, and the long-term "add-on purchase" revenue potential for, their long awaited and much-hyped Red Dead Redemption 2 title. We remain holders of Okta and Take-Two.

Looking ahead, we're cautiously optimistic that corporate fundamentals will broadly remain positive and we believe that, given the dearth of sustainable recessionary warning signals, 2019 can be a constructive environment for small- and mid-cap growth stocks, even if the pace of economic growth eases over the balance of the year. With that in mind, as we enter the later stages of this current expansionary phase, we're confident that active management, a higher qualitative bottom-up approach and an emphasis on balancing risk/reward have the potential to be key differentiators in navigating what should prove to be both an unpredictable and more discriminating market.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.9%
Consumer Discretionary	13.9
Consumer Staples	1.5
Energy	0.8
Financials	5.4
Health Care	19.3
Industrials	18.2
Information Technology	32.2
Materials	1.7
Utilities	1.0
Short-Term Investments	2.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	–3.63%	7.29%	9.02%	16.17%	11.79%
Trust Class[3]	08/30/1993	–3.63%	7.23%	8.96%	16.09%	11.71%
Advisor Class[4]	09/03/1996	–3.78%	6.96%	8.66%	15.74%	11.50%
Institutional Class[5]	04/19/2007	–3.51%	7.49%	9.22%	16.44%	11.88%
Class A19	05/27/2009	–3.71%	7.09%	8.81%	16.01%	11.76%
Class C19	05/27/2009	–4.04%	6.30%	7.99%	15.16%	11.55%
Class R3[16]	05/27/2009	–3.84%	6.76%	8.53%	15.72%	11.69%
Class R6[23]	03/15/2013	–3.45%	7.62%	9.31%	16.36%	11.84%
With Sales Charge
Class A19		–9.22%	0.93%	7.53%	15.32%	11.59%
Class C19		–4.90%	5.35%	7.99%	15.16%	11.55%
Index
Russell Midcap® Growth Index[1,15]		–1.27%	9.85%	10.18%	18.52%	N/A
Russell Midcap® Index[1,15]		–2.84%	5.63%	8.56%	17.81%	13.12%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.91%, 0.96%, 1.22%, 0.71%, 1.08%, 1.86%, 1.37% and 0.61% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The total annual operating expense ratio for each of Class C and Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a –4.96% total return for the six-month period ended February 28, 2019, underperforming the Russell Midcap® Value Index (the Index) which returned –3.98% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the final quarter of 2018, a powerful market correction led to a sharp decline in equities. Investor focus shifted from the positive backdrop of solid economic and earnings growth, low unemployment and relatively low interest rates to a negative focus on U.S. Federal Reserve Board (Fed) tightening, the impact of tariffs, declining oil prices, a flattening yield curve, widening credit spreads and leveraged corporate balance sheets. Stocks rebounded sharply from December lows, and all major U.S. equity indices produced double digit returns for the first two months of 2019. Several things have helped fuel the recovery in stocks. Fed policymakers have reversed their outlook for interest rate increases this year, crude oil prices rebounded and there is optimism surrounding the outcome of U.S./China trade talks.

For the period, individual stocks we held that had disappointing earnings and/or financial reports were severely punished by the market, sometimes declining much more than our analysts projected and fundamentals warranted, in our opinion. In December, Perrigo, which is undergoing a restructuring led by a new CEO, announced that the Irish tax authority filed a $1.9 billion tax assessment against the company relating to Perrigo's purchase of Elan in 2013 and its sale of the MS drug, Tysabri. While the company will appeal this decision, given the uncertainty and the amount of time it will take to resolve, the stock lost over 25% of its value in one trading day. Perrigo was sold during the period. AerCap, one of our larger positions, came under unrelenting selling pressure in December, despite what seemed to be very solid fundamentals. At year end, this leading aircraft leasing company sold for approximately 60% of its tangible book value.

In an effort to enhance performance and shareholder governance in our portfolio companies, we sometimes engage with an issuer's board of directors to discuss ways to enhance shareholder value. Recently we did so with two of our holdings in the Technology sector, Ciena and ARRIS International. Ciena was our best performer for the period as earnings exceeded expectations, and ARRIS International, also a top performer, agreed to be purchased by CommScope at a significant premium to our purchase price. We view this engagement as a core fundamental of our investment process and will continue to act as advocates in companies where we believe our actions can benefit shareholders.

Company specific events had a positive impact on the portfolio. Since our last communication, six of the Fund's portfolio companies were acquired, disposed of significant assets, or made large acquisitions. Notable events include: Esterline Technologies agreed to be acquired by TransDigm; Johnson Controls agreed to sell its Power Solutions business; and Alexion Pharmaceuticals agreed to acquire Syntimmune.

We used the market dislocation during the fourth quarter of 2018 to improve the risk/reward profile of the Fund by increasing the position size of some existing holdings, selling stocks where the investment thesis has changed, and investing in new companies that have dropped to our purchase targets. We introduced seven new positions during the period, six of them in the fourth quarter. On the sell side, we eliminated eight positions.

While we believe there are many positive market indicators, risks and uncertainty remain. The outcome of U.S./China trade talks is still undetermined, Brexit is not yet completed and political gridlock at home continues, to name a few. While volatility has declined from late last year's high point, we believe an increased level of volatility is likely to continue this year.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.9%
Consumer Staples	5.6
Energy	7.6
Financial Services	20.0
Health Care	6.4
Materials & Processing	7.0
Producer Durables	15.0
Technology	13.1
Utilities	2.6
Short-Term Investments	8.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	–4.96%	0.24%	7.19%	17.17%	9.20%
Trust Class[3]	06/10/1999	–5.02%	0.16%	7.01%	17.03%	9.10%
Institutional Class[5]	03/08/2010	–4.83%	0.58%	7.45%	17.46%	9.33%
Class A19	06/21/2010	–5.02%	0.22%	7.07%	17.07%	9.15%
Class C19	06/21/2010	–5.37%	–0.54%	6.26%	16.32%	8.80%
Class R3[16]	06/21/2010	–5.08%	–0.04%	6.80%	16.82%	9.04%
With Sales Charge
Class A19		–10.48%	–5.55%	5.81%	16.38%	8.83%
Class C19		–6.25%	–1.46%	6.26%	16.32%	8.80%
Index
Russell Midcap® Value Index[1,15]		–3.98%	2.63%	7.44%	17.31%	9.13%
Russell Midcap® Index[1,15]		–2.84%	5.63%	8.56%	17.81%	9.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.21%, 1.38%, 1.02%, 1.40%, 2.15% and 1.65% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.85%, 1.22%, 1.97% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a –1.56% total return for the six months ended February 28, 2019 outperforming the –3.04% total return for its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period for the Index, the Consumer Staples, Health Care, Industrials, Real Estate and Utilities sectors outperformed, while the Communication Services, Consumer Discretionary, Energy, Financials, Information Technology (IT) and Materials sectors underperformed. Increased uncertainty surrounding global trade negotiations, monetary policy, and the corresponding potential effects on the pace of global growth drove a decline in investor sentiment during the fourth quarter of 2018. These declines were largely offset in early 2019 as investors refocused on strong underlying company fundamentals and continued growth in the U.S. economy. We believe the backdrop for U.S. equities remains attractive. Disciplined active managers may be able to selectively identify attractive opportunities and help navigate an evolving U.S. equity landscape.

Within the portfolio, superior stock selection drove outperformance relative to the Index. This was primarily a result of strong selection within Consumer Discretionary, IT, and Materials. Stock selection within Communication Services and Energy detracted from relative performance. The Fund's overweight position to Industrials versus the Index, and underweight positions to Consumer Discretionary and Energy benefitted performance relative to the Index. Having no exposure to Real Estate and Utilities detracted from relative performance. The Fund finished the period with an overweight, relative to the Index, in the Financials, Industrials, and Materials sectors. The Fund completed the period with an underweight, relative to the Index, in the Consumer Discretionary, Consumer Staples, Energy, Health Care, IT, Real Estate, Communication Services, and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment is attractive for free cash flow oriented investing. Many company balance sheets are healthy and free cash flow generation remains strong. As a result, we believe management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions—all can accrue to the benefit of equity holders. When company specific drivers are in focus, high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	8.2%
Consumer Discretionary	5.6
Consumer Staples	5.7
Energy	1.9
Financials	24.5
Health Care	9.5
Industrials	17.9
Information Technology	18.8
Materials	5.9
Short-Term Investments	2.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date*	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	–1.56%	4.58%	9.94%	16.74%	8.98%
Class A17	12/21/2009	–1.75%	4.15%	9.53%	16.35%	8.69%
Class C17	12/21/2009	–2.11%	3.38%	8.72%	15.55%	8.08%
With Sales Charge
Class A17		–7.41%	–1.85%	8.23%	15.66%	8.16%
Class C17		–3.00%	2.44%	8.72%	15.55%	8.08%
Index
S&P 500® Index[1,15]		–3.04%	4.68%	10.67%	16.67%	8.21%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.72%, 1.10% and 1.83% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a 3.35% total return for the six months ended February 28, 2019, outperforming its benchmark, the FTSE NAREIT All Equity REITs Index (the Index), which generated a 2.80% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of heightened volatility and generated weak results during the reporting period. After treading water in September 2018, the market fell sharply during two out of the next three months and nearly experienced a bear market (a decline of 20% or more from a recent high). This downturn was triggered by a number of factors, including concerns over U.S. Federal Reserve Board (Fed) rate hikes, ongoing trade conflicts and moderating global growth. The market then rallied sharply during the last two months of the period. Investor sentiment improved as the Fed indicated that it would pause from raising rates, corporate profits generally exceeded expectations and the U.S. and China appeared to be making some progress in their trade conflict. All told, the S&P 500® Index returned –3.04% for the six-month period. Comparatively, real estate investment trusts (REITs) posted superior results during the period. This was partially due to declining interest rates in the U.S.

The Fund generated a positive return and outperformed the Index on a relative basis during the reporting period. Stock selection, overall, was the largest contributor to relative performance during the period. Contributing the most to results were our holdings in the Regional Malls, Infrastructure REITs, Apartments and Office sectors. In terms of individual holdings, American Tower Corp., Essex Property Trust, Inc., Equity Residential, SBA Communications Corp. and Welltower, Inc. were the largest contributors to performance. On the downside, holdings within the Specialty, Free Standing, Data Centers and Single Family Homes sectors were the largest detractors from returns. Several individual holdings were also negative for results, including Zayo Group Holdings, Inc. (sold during the period), Weyerhaeuser Company, CyrusOne, Inc., Sunstone Hotel Investors, Inc. (sold during the period) and Digital Realty Trust, Inc.

Sector positioning, overall, also contributed to the Fund's relative performance. In particular, underweights to Lodging/Resorts and Timber REITs, along with an overweight to Manufactured Homes, were the most beneficial for performance. Conversely, overweights to Data Centers, Single Family Homes and Regional Malls were the largest headwinds for returns.

Looking ahead, we anticipate continued but modest economic growth for the U.S. for 2019. We believe many economic indicators, including high consumer confidence, strong non-residential fixed investment, and modest inflation, point to good tenant demand for real estate. However, headwinds including slowing global growth, turmoil in Washington, and ongoing U.S.-China trade tension threaten to derail the long-lasting U.S. recovery. As the Fed tries to balance these factors, it has signaled a more flexible stance for policy changes and rates. Resolution of some of these headwinds could be a catalyst for the capital markets. On balance, we anticipate solid real estate fundamentals, strong private market demand for real estate and a more dovish Fed, which would be supportive of the U.S. listed real estate market.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	14.5%
Data Centers	11.4
Diversified	1.6
Free Standing	3.8
Health Care	8.1
Industrial	9.3
Infrastructure	16.0
Lodging/Resorts	3.0
Manufactured Homes	5.4
Office	7.6
Regional Malls	5.2
Self Storage	4.2
Shopping Centers	3.0
Single Family Homes	3.5
Timber	2.4
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,21

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	3.35%	16.06%	8.14%	17.82%	10.76%
Institutional Class[6]	06/04/2008	3.44%	16.32%	8.34%	18.03%	10.90%
Class A14	06/21/2010	3.26%	15.83%	7.94%	17.64%	10.66%
Class C14	06/21/2010	2.84%	15.00%	7.14%	16.88%	10.24%
Class R3[14]	06/21/2010	3.21%	15.60%	7.70%	17.39%	10.52%
Class R6[24]	03/15/2013	3.49%	16.41%	8.42%	18.02%	10.87%
With Sales Charge
Class A14		–2.65%	9.19%	6.67%	16.95%	10.27%
Class C14		1.87%	14.00%	7.14%	16.88%	10.24%
Index
FTSE NAREIT All Equity REITs Index[1,15]		2.80%	19.61%	9.12%	18.75%	10.01%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.42%, 1.07%, 1.43%, 2.19%, 1.69% and 0.97% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated a 2.38% total return for the six months ended February 28, 2019, outperforming its benchmark, the Russell 2000® Growth Index (the Index), which returned –9.14% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing six months ushered in a more volatile phase for the markets as we finally experienced a period of meaningful and sustained dislocation, which was then surprisingly matched by a rapid and robust recovery, as many of the trigger points behind the fourth quarter's corrective angst, such as the U.S. Federal Reserve Board's hawkish stance and the Administration's escalating global tariffs gamesmanship, either reversed course or dissipated somewhat as we ushered in 2019. Regardless of the prevailing top-down sentiment, corporate top- and bottom-line results remained broadly positive, which continues to be the main driver of this expansionary phase and at the heart of this current cycle's resiliency.

During the period, the Fund was materially overweight Health Care, modestly overweight Information Technology (IT) and underweight Real Estate, Materials, Communication Services, Financials and Energy versus the Index. Our allocation decisions generally reflect what we see as compelling growth catalysts and underlying fundamentals in Health Care and IT, especially relative to other segments of the market that are either more interest rate- and commodity price-sensitive or GDP growth-dependent.

Looking back at performance for the period, the following strategies proved beneficial during both the year-ending downturn and 2019's strong early rebound: our active approach to harvesting profits, in order to maintain an appropriate risk/reward profile; our late September decisions to reposition in favor of more positive secular trends, such as IT security, and towards companies potentially offering more fundamentally-driven resiliency; and our choice to reduce development-stage biotechnology exposure in favor of pivoting towards therapeutic companies with commercialized science capable of delivering strengthening revenue growth.

The Fund's positive return and strong relative outperformance throughout the period was powered by the positive realization of catalysts and compelling fundamentals within Health Care, IT, Industrials and Consumer Discretionary. Drilling down to our holdings, Fluidigm, which develops, manufactures and markets innovative technologies, instruments and consumables for life sciences research, continued to exceed revenue expectations and was the leading contributor to both absolute and relative performance, while Aerie Pharmaceuticals, which is focused on the development and commercialization of therapies for glaucoma and other eye-related conditions, struggled with market apathy towards the rollout of their recently approved Glaucoma drug and ended up the leading detractor during the period. We remain positive on Aerie, as it's not atypical for the market to underestimate a new treatment's efficacy and the potential size of the market. While the market has taken a wait-and-see approach, we believe Aerie has demonstrated the strong prescription growth and positive doctor and patient feedback necessary to foster consistent top-line growth and draw investors back to the company, especially with FDA approval of their second Glaucoma drug potentially imminent.

Looking ahead, we are cautiously optimistic that corporate fundamentals will broadly remain positive and that, given the dearth of sustainable recessionary warning signals, 2019 can be a constructive environment for small- and mid-cap growth stocks, even if the pace of economic growth eases over the balance of the year. With that in mind, as we enter the later stages of this current expansionary phase, we're confident that active management, a higher qualitative bottom-up approach and an emphasis on balancing risk/reward have the potential to be key differentiators in navigating what should prove to be both an unpredictable and more discriminating market.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.3%
Consumer Discretionary	13.7
Consumer Staples	2.1
Financials	4.4
Health Care	30.2
Industrials	15.9
Information Technology	18.5
Materials	1.2
Short-Term Investments	11.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	2.38%	24.14%	10.71%	17.65%	9.90%
Trust Class[3]	11/03/1998	2.33%	23.98%	10.53%	17.41%	9.75%
Advisor Class[4]	05/03/2002	2.24%	23.78%	10.38%	17.22%	9.65%
Institutional Class[5]	04/01/2008	2.51%	24.48%	11.04%	17.97%	10.07%
Class A19	05/27/2009	2.33%	24.05%	10.64%	17.54%	9.85%
Class C19	05/27/2009	1.95%	23.12%	9.82%	16.69%	9.46%
Class R3[16]	05/27/2009	2.22%	23.76%	10.38%	17.26%	9.72%
Class R6[23]	09/07/2018	2.56%	24.32%	10.75%	17.67%	9.91%
With Sales Charge
Class A19		–3.55%	16.92%	9.34%	16.85%	9.53%
Class C19		1.13%	22.13%	9.82%	16.69%	9.46%
Index
Russell 2000® Growth Index[1,15]		–9.14%	6.70%	8.16%	17.69%	8.22%
Russell 2000® Index[1,15]		–8.86%	5.58%	7.36%	16.60%	9.06%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 1.76%, 1.87%, 2.04%, 1.51%, 1.89%, 2.63% and 2.18% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 1.37% for Class R6 (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2019 is 0.81% for Class R6 after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund* Commentary

Neuberger Berman Sustainable Equity Fund Investor Class reported a total return of –4.64% for the six months ended February 28, 2019, trailing the –3.04% total return of the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While the overall economic fundamentals of the U.S. economy appear healthy, fears of a material economic slowdown, driven primarily by trade and geopolitical tensions, caused equity market losses for the majority of this period. As the new calendar year began, equities rallied on a break in trade tensions and favorable interest rate news.

A reactive, headline-driven market creates both opportunities and challenges in managing a long-term focused portfolio, as valuations—given macro fears and a quest for growth within changing perceptions—do not always reflect company fundamentals.

Stock selection within the Energy, Industrials, and Real Estate sectors was a headwind this period, responsible for our shortfall in relative performance.

The top detractors to total return included EQT, the gas exploration and delivery company, impacted by concerns related to oversupply in U.S. natural gas; Schlumberger, the energy services company, who underperformed as slower global growth concerns pressured commodity prices; and Weyerhaeuser, who declined along with its sector on concerns about lower new housing starts. We continue to see the potential for long-term outperformance in each name.

The Fund enjoyed positive stock selection within the Consumer Discretionary, Financials, and Communication Services sectors.

Danaher, Progressive, and Roche contributed the most to total return. Danaher's stock benefited from the company's announcement that it will acquire GE's healthcare assets. Insurer Progressive advanced, driven by strong operating results and continued industry leadership. For Roche, a leader in personalized medicine with a deep pipeline targeting unmet needs, strong sales of new products supported the company's ability to grow through biosimilar competition.

New purchases included Manpower Group, Cigna and Stanley Black & Decker, all of which are driving sustainability through their business models—from diverse employment, to lowering healthcare costs, to innovation in battery technology. Given market volatility, we were able to establish positions at what we consider attractive valuations. Additionally, Equitrans Midstream is a spin-off from existing portfolio holding EQT. J.B. Hunt and Fastenal were sold on valuations.

Despite healthy fundamentals, we believe a tight labor market, higher interest rates, and trade protectionism could dampen economic growth in 2019. Further, we anticipate corporate profit growth could moderate given the lapse of the tax cut benefit, a stronger dollar, and the impact of tariffs.

Geopolitically, the Chinese economic slowdown, continued uncertainty around Brexit, and any disruptions to global trade resulting from the current U.S. administration's trade policies, could be sources of market volatility.

Given this outlook and our long-term focus, we continue to emphasize what we believe to be best-in-class businesses that are exposed to secular growth trends (energy efficiency, aging demographics, water quality, etc.) that should enable them to grow and increase market share within a slower-growth backdrop. We believe the fundamentals of the businesses we own can translate such top-line growth into stronger, advantaged bottom-line growth—supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership in environmental, social and governance (ESG) practices. In our opinion, our portfolio holdings also have the balance sheet strength and free cash flow generation required to help weather global economic turmoil, should it occur.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

*  As previously announced, effective May 1, 2018, the name of Neuberger Berman Socially Responsive Fund changed to Neuberger Berman Sustainable Equity Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	7.9%
Consumer Discretionary	14.4
Consumer Staples	6.5
Energy	5.2
Financials	15.4
Health Care	21.1
Industrials	11.0
Information Technology	11.5
Materials	4.3
Real Estate	1.9
Short-Term Investments	0.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	–4.64%	2.46%	8.44%	15.20%	9.18%
Trust Class[3]	03/03/1997	–4.70%	2.29%	8.26%	15.01%	9.01%
Institutional Class[5]	11/28/2007	–4.54%	2.64%	8.64%	15.41%	9.27%
Class A19	05/27/2009	–4.73%	2.28%	8.24%	14.99%	9.10%
Class C19	05/27/2009	–5.05%	1.53%	7.44%	14.16%	8.79%
Class R3[16]	05/27/2009	–4.82%	2.03%	7.98%	14.72%	9.00%
Class R6[23]	03/15/2013	–4.49%	2.73%	8.72%	15.38%	9.25%
With Sales Charge
Class A19		–10.22%	–3.60%	6.97%	14.32%	8.85%
Class C19		–5.92%	0.60%	7.44%	14.16%	8.79%
Index
S&P 500® Index[1,15]		–3.04%	4.68%	10.67%	16.67%	9.51%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 0.86%, 1.02%, 0.67%, 1.04%, 1.78%, 1.28% and 0.57% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund Commentary

Neuberger Berman Value Fund Institutional Class generated a 3.09% total return for the six months ended February 28, 2019, outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned –1.62% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of heightened volatility and generated weak results during the reporting period. After treading water in September 2018, the market fell sharply during two of the next three months. This downturn was triggered by a number of factors, including concerns over U.S. Federal Reserve Board (Fed) rate hikes, ongoing trade conflicts and moderating global growth. The market then rallied sharply during the last two months of the period. Investor sentiment improved as the Fed indicated that it would pause from raising rates, corporate profits generally exceeded expectations and the U.S. and China appeared to be making some progress in their trade negotiations.

The Fund outperformed the Index during the reporting period, driven by strong stock selection and sector allocation. In terms of stock selection, holdings in the Materials, Financials and Energy sectors added the most relative value versus the Index. Within the Materials sector, the Fund's Metals & Mining positions contributed the most to performance, led by strong results from Newmont Mining Corp. In the Financials sector, selection in the Capital Markets industry was the most beneficial for relative returns. Looking at the Energy sector, positions in the Oil, Gas & Consumable Fuels industry added to results. From a sector allocation perspective, overweights to Utilities and Consumer Staples versus the Index, along with an underweight to Financials, were the largest contributors to relative performance.

On the downside, stock selection in the Consumer Discretionary, Communication Services and Health Care sectors was the largest detractor from relative returns over the period. In the Consumer Discretionary sector, the Fund's position in retailer Nordstrom, Inc. was not rewarded as its shares fell sharply. We eliminated our position in the stock. Within the Communication Services sector, CenturyLink, Inc. generated extremely poor results and we exited our position. Finally, a few holdings in the Health Care Providers & Services industry were headwinds for performance. In terms of sector allocation, an underweight to Information Technology versus the Index was the only meaningful detractor from relative results.

Looking ahead, we remain cautious on the growth trajectory for the U.S. economy given the lagging effect of Fed rate hikes, as well as other macro related leading indicators that appear to be slowing. While we do not believe a recession is imminent, the pace of the U.S. economic expansion could moderate in 2019. Meanwhile, we believe the recent increase in market volatility will continue going forward. In such an environment, we anticipate an uptick in price dislocations that could turn into rewarding investment opportunities. We remain disciplined value managers, looking for opportunities to buy stocks that we believe are below their normalized valuations to generate results for our clients. In addition, we firmly believe that equities remain the most appropriate asset class over the long term given their potential to generate capital appreciation.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	6.9%
Consumer Discretionary	3.6
Consumer Staples	9.7
Energy	8.5
Financials	13.0
Health Care	14.4
Industrials	4.5
Information Technology	0.7
Materials	7.2
Real Estate	5.5
Utilities	11.6
Short-Term Investments	14.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2019
	Inception Date*	Period Ended 02/28/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	04/19/2010	3.09%	10.25%	8.72%	14.63%	8.43%
Class A20	03/02/2011	2.86%	9.78%	8.29%	14.28%	8.16%
Class C20	03/02/2011	2.52%	9.01%	7.50%	13.60%	7.64%
With Sales Charge
Class A20		–3.05%	3.47%	7.01%	13.60%	7.64%
Class C20		1.57%	8.01%	7.50%	13.60%	7.64%
Index
Russell 1000® Value Index[1,15]		–1.62%	3.16%	8.09%	15.39%	6.32%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 20 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2018 were 2.67%, 3.13% and 3.83% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2019 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 51 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund were relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account

Endnotes (cont'd)

differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund's Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

21  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

Endnotes (cont'd)

25  On April 28, 2017, NBIA retained Green Court Capital Management Limited ("Green Court") as the subadviser to Neuberger Berman Greater China Equity Fund, replacing Neuberger Berman Asia Limited. The nature and level of the services provided under the sub-advisory agreement are the same as under the previous sub-advisory agreement, and there was no change in the fees incurred by the Fund. Neuberger Berman Group LLC ("NBG LLC") retains an ongoing passive minority ownership stake in Green Court. Other than NBG LLC, all equity in Green Court is owned by its professionals.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/NAREIT Developed Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE NAREIT All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 5% of their free float-adjusted market capitalization. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks are also included in the index. China A shares are included starting from June 1, 2018 and are partially represented at 5% of their free float-adjusted market capitalization. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 5% of their free float-adjusted market capitalization. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2019 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During the Period(1) 9/1/18 - 2/28/19	Expense Ratio	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During the Period(2) 9/1/18 - 2/28/19	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$958.00	$3.35	0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$957.30	$5.10	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$953.10	$8.72	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R6	$1,000.00	$959.20	$2.96	0.61%	$1,000.00	$1,021.77	$3.06	0.61%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,002.70	$6.21	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,001.60	$7.44	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$998.40	$11.15	2.25%	$1,000.00	$1,013.64	$11.23	2.25%
Class R3	$1,000.00	$999.40	$9.47	1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Class R6	$1,000.00	$1,003.40	$5.81	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Equity Income Fund
Institutional Class	$1,000.00	$992.30	$3.46	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$990.30	$5.23	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Class C	$1,000.00	$987.10	$8.92	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R3	$1,000.00	$988.80	$6.61	1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Focus Fund
Investor Class	$1,000.00	$956.00	$4.46	0.92%	$1,000.00	$1,020.23	$4.61	0.92%
Trust Class	$1,000.00	$955.10	$5.33	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Advisor Class	$1,000.00	$954.60	$6.11	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Institutional Class	$1,000.00	$956.90	$3.64	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class A	$1,000.00	$955.50	$5.38	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$951.50	$9.00	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$945.00	$4.92	1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Trust Class	$1,000.00	$944.60	$5.30	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Advisor Class	$1,000.00	$943.40	$6.51	1.35%	$1,000.00	$1,018.10	$6.76	1.35%
Institutional Class	$1,000.00	$945.80	$4.10	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class R6	$1,000.00	$946.20	$3.62	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Global Equity Fund
Institutional Class	$1,000.00	$941.40	$3.66	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Class A	$1,000.00	$939.60	$5.39	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$936.70	$8.98	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,035.90	$5.05	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,034.00	$6.86	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,030.20	$10.62	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$997.10	$7.53	1.52%	$1,000.00	$1,017.26	$7.60	1.52%
Class A	$1,000.00	$994.60	$9.35	1.89%	$1,000.00	$1,015.42	$9.44	1.89%
Class C	$1,000.00	$991.10	$13.03	2.64%	$1,000.00	$1,011.70	$13.17	2.64%
Guardian Fund
Investor Class	$1,000.00	$925.40	$4.25	0.89%	$1,000.00	$1,020.38	$4.46	0.89%
Trust Class	$1,000.00	$924.50	$5.06	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Advisor Class	$1,000.00	$923.10	$6.48	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Institutional Class	$1,000.00	$926.80	$3.39	0.71%	$1,000.00	$1,021.27	$3.56	0.71%
Class A	$1,000.00	$924.70	$5.15	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$921.70	$8.72	1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$923.10	$6.48	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

Expense Example (Unaudited) (cont'd)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During the Period(1) 9/1/18 - 2/28/19		Expense Ratio	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During the Period(2) 9/1/18 - 2/28/19	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$943.90	$5.59		1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Trust Class	$1,000.00	$943.50	$5.78		1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$945.80	$4.10		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$944.00	$5.83		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$939.60	$9.43		1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R6	$1,000.00	$945.20	$3.71		0.77%	$1,000.00	$1,020.98	$3.86	0.77%
International Select Fund
Trust Class	$1,000.00	$947.80	$5.55		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Institutional Class	$1,000.00	$949.00	$3.87		0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Class A	$1,000.00	$947.60	$5.60		1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Class C	$1,000.00	$944.00	$9.21		1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Class R3	$1,000.00	$946.00	$6.80		1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Class R6	$1,000.00	$950.00	$3.48		0.72%	$1,000.00	$1,021.22	$3.61	0.72%
International Small Cap Fund
Institutional Class	$1,000.00	$867.70	$4.86		1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class A	$1,000.00	$867.00	$6.53		1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Class C	$1,000.00	$862.80	$9.98		2.16%	$1,000.00	$1,014.08	$10.79	2.16%
Class R6	$1,000.00	$869.00	$4.50		0.97%	$1,000.00	$1,019.98	$4.86	0.97%
Intrinsic Value Fund
Institutional Class	$1,000.00	$978.40	$4.95		1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class A	$1,000.00	$976.70	$6.71		1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Class C	$1,000.00	$973.30	$10.37		2.12%	$1,000.00	$1,014.28	$10.59	2.12%
Class R6	$1,000.00	$1,119.50	$1.12	(3)	0.92%	$1,000.00	$1,020.23	$4.61	0.92%
Large Cap Value Fund
Investor Class	$1,000.00	$1,022.20	$4.31		0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Trust Class	$1,000.00	$1,021.20	$5.26		1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Advisor Class	$1,000.00	$1,020.20	$5.96		1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Institutional Class	$1,000.00	$1,023.00	$3.51		0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,020.80	$5.36		1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,017.40	$9.05		1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R3	$1,000.00	$1,019.40	$6.81		1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class R6	$1,000.00	$1,042.60	$0.71	(3)	0.60%	$1,000.00	$1,021.82	$3.01	0.60%
Mid Cap Growth Fund
Investor Class	$1,000.00	$963.70	$4.38		0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Trust Class	$1,000.00	$963.70	$4.63		0.95%	$1,000.00	$1,020.08	$4.76	0.95%
Advisor Class	$1,000.00	$962.20	$5.89		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Institutional Class	$1,000.00	$964.90	$3.41		0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$962.90	$5.21		1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$959.60	$8.84		1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$961.60	$6.57		1.35%	$1,000.00	$1,018.10	$6.76	1.35%
Class R6	$1,000.00	$965.50	$3.02		0.62%	$1,000.00	$1,021.72	$3.11	0.62%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$950.40	$5.75		1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Trust Class	$1,000.00	$949.80	$6.04		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$951.70	$4.11		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$949.80	$5.85		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$946.30	$9.46		1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$949.20	$7.06		1.46%	$1,000.00	$1,017.55	$7.30	1.46%

Expense Example (Unaudited) (cont'd)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During the Period(1) 9/1/18 - 2/28/19		Expense Ratio	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During the Period(2) 9/1/18 - 2/28/19	Expense Ratio
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$984.40	$3.59		0.73%	$1,000.00	$1,021.17	$3.66	0.73%
Class A	$1,000.00	$982.50	$5.41		1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class C	$1,000.00	$978.90	$9.03		1.84%	$1,000.00	$1,015.67	$9.20	1.84%
Real Estate Fund
Trust Class	$1,000.00	$1,033.50	$5.24		1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$1,034.40	$4.29		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,032.60	$6.10		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,028.40	$9.86		1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,032.10	$7.36		1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$1,034.90	$3.88		0.77%	$1,000.00	$1,020.98	$3.86	0.77%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,023.80	$5.97		1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Trust Class	$1,000.00	$1,023.30	$6.52		1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Advisor Class	$1,000.00	$1,022.40	$7.27		1.45%	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class	$1,000.00	$1,025.10	$4.52		0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$1,023.30	$6.32		1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,019.50	$10.06		2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,022.20	$7.57		1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class R6	$1,000.00	$1,043.90	$3.92	(4)	0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$953.60	$4.21		0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Trust Class	$1,000.00	$953.00	$4.94		1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Institutional Class	$1,000.00	$954.60	$3.25		0.67%	$1,000.00	$1,021.47	$3.36	0.67%
Class A	$1,000.00	$952.70	$5.04		1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Class C	$1,000.00	$949.50	$8.65		1.79%	$1,000.00	$1,015.92	$8.95	1.79%
Class R3	$1,000.00	$951.80	$6.24		1.29%	$1,000.00	$1,018.40	$6.46	1.29%
Class R6	$1,000.00	$955.10	$2.86		0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Value Fund
Institutional Class	$1,000.00	$1,030.90	$3.58		0.71%	$1,000.00	$1,021.27	$3.56	0.71%
Class A	$1,000.00	$1,028.60	$5.48		1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Class C	$1,000.00	$1,025.20	$9.19		1.83%	$1,000.00	$1,015.72	$9.15	1.83%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 42/365 (to reflect the period shown of January 18, 2019 (Commencement of Operations) to February 28, 2019).

(4)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 175/365 (to reflect the period shown of September 7, 2018 (Commencement of Operations) to February 28, 2019).

Schedule of Investments Dividend Growth Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 96.7%
Aerospace & Defense 3.9%
General Dynamics Corp.	5,900	$1,004
Raytheon Co.	5,800	1,082
		2,086
Auto Components 2.2%
Aptiv PLC	14,500	1,205
Banks 4.0%
Comerica, Inc.	12,300	1,071
JPMorgan Chase & Co.	10,700	1,117
		2,188
Beverages 1.4%
Coca-Cola Co.	16,300	739
Biotechnology 2.3%
Gilead Sciences, Inc.	19,100	1,242
Capital Markets 3.7%
Morgan Stanley	23,900	1,003
Virtu Financial, Inc. Class A	39,500	993
		1,996
Communications Equipment 2.3%
Cisco Systems, Inc.	23,500	1,217
Diversified Consumer Services 1.7%
Service Corp. International	21,800	901
Diversified Financial Services 2.3%
Voya Financial, Inc.	24,200	1,224
Electronic Equipment, Instruments & Components 2.5%
Corning, Inc.	38,200	1,330
Equity Real Estate Investment Trusts 3.9%
American Tower Corp.	5,650	995
Equinix, Inc.	2,680	1,135
		2,130
Food & Staples Retailing 4.4%
Walgreens Boots Alliance, Inc.	17,300	1,231
Walmart, Inc.	11,300	1,119
		2,350
Food Products 1.8%
Mondelez International, Inc. Class A	20,750	979
	Number of Shares	Value (000's)
Health Care Equipment & Supplies 1.6%
STERIS PLC	7,200	$871
Hotels, Restaurants & Leisure 4.1%
Carnival Corp.	19,600	1,132
MGM Resorts International	40,000	1,070
		2,202
Industrial Conglomerates 2.0%
Honeywell International, Inc.	7,000	1,078
Insurance 4.1%
Aon PLC	6,600	1,132
Hartford Financial Services Group, Inc.	22,100	1,091
		2,223
IT Services 6.1%
Automatic Data Processing, Inc.	8,200	1,255
InterXion Holding NV*	13,700	897
Leidos Holdings, Inc.	18,100	1,169
		3,321
Media 3.2%
CBS Corp. Class B	16,400	823
Interpublic Group of Cos., Inc.	40,100	924
		1,747
Metals & Mining 5.5%
Cobalt 27 Capital Corp.*	183,000	598
First Quantum Minerals Ltd.	115,200	1,321
Wheaton Precious Metals Corp.	47,400	1,031
		2,950
Multi-Utilities 2.1%
Sempra Energy	9,500	1,144
Oil, Gas & Consumable Fuels 9.3%
Devon Energy Corp.	40,100	1,183
EOG Resources, Inc.	10,300	968
Kinder Morgan, Inc.	57,500	1,102
Occidental Petroleum Corp.	9,900	655
Suncor Energy, Inc.	32,900	1,134
		5,042
	Number of Shares	Value (000's)
Pharmaceuticals 8.3%
AstraZeneca PLC ADR	29,500	$1,226
Bristol-Myers Squibb Co.	22,500	1,162
Novartis AG ADR	12,700	1,159
Pfizer, Inc.	21,700	941
		4,488
Road & Rail 2.0%
CSX Corp.	14,800	1,076
Semiconductors & Semiconductor Equipment 4.4%
ASML Holding NV	3,700	677
Maxim Integrated Products, Inc.	16,600	904
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,600	804
		2,385
Software 3.6%
Microsoft Corp.	11,700	1,311
Oracle Corp.	11,800	615
		1,926
Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	5,975	1,035
Tobacco 2.1%
Philip Morris International, Inc.	13,200	1,148
Total Common Stocks (Cost $47,160)		52,223
Short-Term Investments 1.5%
Investment Companies 1.5%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(a) (Cost $803)	803,236	803
Total Investments 98.2% (Cost $47,963)		53,026
Other Assets Less Liabilities 1.8%		951
Net Assets 100.0%		$53,977

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$52,223	$—	$—	$52,223
Short-Term Investments	—	803	—	803
Total Investments	$52,223	$803	$—	$53,026

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 92.5%
Australia 1.3%
Rio Tinto PLC	328,941	$18,918
Brazil 7.4%
Atacadao Distribuicao Comercio e Industria Ltda	2,782,800	14,462
B3 SA—Brasil Bolsa Balcao	2,568,105	22,419
BK Brasil Operacao e Assessoria a Restaurantes SA	2,001,685	11,815
Energisa SA	2,206,134	23,670
Itau Unibanco Holding SA, Preference Shares	2,245,400	21,060
Localiza Rent a Car SA	671,100	6,173
Pagseguro Digital Ltd. Class A*(a)	301,100	8,470
		108,069
China 29.8%
3SBio, Inc.(b)	5,597,500	9,256
A-Living Services Co. Ltd., H Shares*(b)	4,215,000	6,605
Alibaba Group Holding Ltd. ADR*	203,452	37,238
Baidu, Inc. ADR*	120,900	19,651
Changyou.com Ltd. ADR	96,266	1,964
China Everbright International Ltd.	14,091,900	13,787
China Mobile Ltd.	3,229,000	33,978
CNOOC Ltd.	9,889,600	17,058
Greentown Service Group Co. Ltd.(b)	1,266,000	1,155
Huatai Securities Co. Ltd., H Shares(b)	10,005,400	20,266
Industrial & Commercial Bank of China Ltd., H Shares	38,355,400	29,513
	Number of Shares	Value (000's)
Kweichow Moutai Co. Ltd. Class A	67,291	$7,598
Lens Technology Co. Ltd. Class A	3,863,110	4,911
Momo, Inc. ADR*	360,409	11,955
Ping An Insurance Group Co. of China Ltd., H Shares	4,695,000	49,434
Sinopharm Group Co. Ltd., H Shares	2,271,200	10,098
Sunny Optical Technology Group Co. Ltd.	2,382,400	28,225
Tencent Holdings Ltd.	1,689,700	72,283
Vipshop Holdings Ltd. ADR*	1,434,862	10,302
Weibo Corp. ADR*(a)	188,662	13,631
Zhejiang Huace Film & TV Co. Ltd., Class A	9,730,817	11,832
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	2,262,300	12,695
ZTO Express Cayman, Inc. ADR	677,375	13,466
		436,901
Colombia 0.2%
Bancolombia SA ADR	56,686	2,740
Czech Republic 0.8%
Komercni Banka A/S	280,565	11,779
Hong Kong 2.2%
ASM Pacific Technology Ltd.	1,222,000	12,944
China Gas Holdings Ltd.	720,800	2,369
Haier Electronics Group Co. Ltd.*	2,731,200	8,142
Sino Biopharmaceutical Ltd.	9,392,200	8,148
		31,603
	Number of Shares	Value (000's)
India 7.7%
CreditAccess Grameen Ltd.*	1,066,345	$6,266
Cummins India Ltd.	953,608	9,362
Dabur India Ltd.	1,008,503	6,234
Dewan Housing Finance Corp. Ltd.	1,726,224	3,109
HDFC Bank Ltd.	634,586	18,530
Housing Development Finance Corp. Ltd.	778,852	20,168
ICICI Bank Ltd.	3,086,762	15,235
JM Financial Ltd.	2,037,607	2,232
Mahindra & Mahindra Ltd.	631,438	5,731
National Stock Exchange(c)(d)(i)	1,063,830	14,060
Power Grid Corp. of India Ltd.	4,397,939	11,269
SH Kelkar & Co. Ltd.(b)	646,385	1,320
		113,516
Indonesia 2.1%
PT Astra International Tbk	23,326,100	11,856
PT Bank Negara Indonesia Persero Tbk	7,997,000	5,003
PT Bank Rakyat Indonesia Persero Tbk	35,110,400	9,609
PT Matahari Department Store Tbk	9,258,200	3,784
		30,252
Kazakhstan 0.1%
KAZ Minerals PLC	160,449	1,411
Korea 12.5%
Com2uS Corp.	82,664	8,952
Coway Co. Ltd.	254,100	21,373
DB Insurance Co. Ltd.	193,346	12,463
Hyundai Motor Co.	37,899	4,263
LG Chem Ltd.	37,874	13,150
NAVER Corp.	37,080	4,385
Orion Corp.(e)	151,713	15,040
Samsung Electronics Co. Ltd.	1,559,860	62,550

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
SFA Engineering Corp.	116,671	$4,315
SK Hynix, Inc.	343,402	21,373
SK Telecom Co. Ltd.	65,016	15,059
		182,923
Malaysia 0.5%
Inari Amertron Bhd	20,578,825	7,945
Mexico 2.6%
Fomento Economico Mexicano SAB de CV	1,751,228	15,881
Grupo Financiero Banorte SAB de CV, O Shares	2,263,209	12,322
Infraestructura Energetica Nova SAB de CV	2,518,778	9,681
		37,884
Peru 1.2%
Credicorp Ltd.	73,758	17,930
Philippines 1.7%
Ayala Corp.	255,700	4,573
GT Capital Holdings, Inc.	374,286	6,911
Metropolitan Bank & Trust Co.	9,030,933	13,271
		24,755
Poland 2.0%
Dino Polska SA*(b)	501,460	14,180
Powszechny Zaklad Ubezpieczen SA	1,353,279	14,592
		28,772
	Number of Shares	Value (000's)
Russia 5.2%
Detsky Mir PJSC(b)(c)	3,154,260	$4,254
LUKOIL PJSC ADR	80,039	6,687
LUKOIL PJSC ADR	262,580	21,847
Sberbank of Russia PJSC(c)	3,223,383	10,160
X5 Retail Group NV GDR(b)	508,595	12,867
Yandex NV Class A*	571,428	19,657
		75,472
South Africa 6.0%
Barloworld Ltd.	602,155	5,388
Bid Corp. Ltd.	582,839	12,186
FirstRand Ltd.	2,960,947	13,509
JSE Ltd.	662,695	7,595
Multichoice Group Ltd.*	124,325	926
Naspers Ltd., N Shares	143,289	30,962
Sasol Ltd.	557,669	17,010
		87,576
Taiwan, Province of China 6.3%
Accton Technology Corp.	2,529,600	8,857
Elite Advanced Laser Corp.	2,244,268	5,301
Elite Material Co. Ltd.	2,723,100	8,376
eMemory Technology, Inc.	671,400	6,035
FLEXium Interconnect, Inc.	61,000	177
Parade Technologies Ltd.	747,000	13,173
Taiwan Semiconductor Manufacturing Co. Ltd.	6,506,839	49,931
		91,850
	Number of Shares	Value (000's)
Thailand 2.1%
Bangkok Bank PCL	1,367,300	$9,285
CP ALL PCL(c)	8,983,500	22,165
		31,450
Turkey 0.8%
Mavi Giyim Sanayi Ve Ticaret A/S Class B(b)	460,345	3,579
Sok Marketler Ticaret A/S*	4,262,528	8,512
		12,091
Total Common Stocks (Cost $1,241,725)		1,353,837
Short-Term Investments 9.1%
Investment Companies 9.1%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(f)(g)	116,210,163	116,210
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(f)(h)	17,221,464	17,221
Total Short-Term Investments (Cost $133,431)		133,431
Total Investments 101.6% (Cost $1,375,156)		1,487,268
Liabilities Less Other Assets (1.6)%		(22,858)
Net Assets 100.0%		$1,464,410

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $16,656,000 for the Fund (see Note A of the Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2019 amounted to approximately $73,482,000, which represents 5.0% of net assets of the Fund.

(c)  Security fair valued as of February 28, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2019 amounted to approximately $50,639,000, which represents 3.5% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  Represents 7-day effective yield as of February 28, 2019.

(g)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $116,210,000.

(h)  Represents investment of cash collateral received from securities lending.

(i)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At February 28, 2019, this security amounted to approximately $14,060,000, which represents 1.0% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 2/28/2019	Fair Value Percentage of Net Assets as of 2/28/2019
National Stock Exchange	4/13/2018	$15,536	1.1%	$14,060	1.0%
Total		$15,536	1.1%	$14,060	1.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$176,437	12.0%
Interactive Media & Services	141,562	9.7%
Semiconductors & Semiconductor Equipment	108,757	7.4%
Food & Staples Retailing	84,372	5.8%
Internet & Direct Marketing Retail	78,502	5.4%
Insurance	76,489	5.2%
Capital Markets	66,572	4.5%
Technology Hardware, Storage & Peripherals	62,550	4.3%
Electronic Equipment, Instruments & Components	53,949	3.7%
Wireless Telecommunication Services	49,037	3.3%
Oil, Gas & Consumable Fuels	45,592	3.1%
Electric Utilities	34,939	2.4%
Chemicals	31,480	2.2%
Household Durables	29,515	2.0%
Diversified Financial Services	24,993	1.7%
Beverages	23,479	1.6%
Thrifts & Mortgage Finance	23,277	1.6%
Entertainment	22,748	1.6%
Automobiles	21,850	1.5%
Commercial Services & Supplies	21,547	1.5%
Metals & Mining	20,329	1.4%
Food Products	15,040	1.0%
Air Freight & Logistics	13,466	0.9%
Electrical Equipment	12,695	0.9%
Gas Utilities	12,050	0.8%
Hotels, Restaurants & Leisure	11,815	0.8%
Health Care Providers & Services	10,098	0.7%
Machinery	9,362	0.6%
Biotechnology	9,256	0.6%
Communications Equipment	8,857	0.6%
IT Services	8,470	0.6%
Pharmaceuticals	8,148	0.6%
Consumer Finance	6,266	0.4%
Personal Products	6,234	0.4%
Road & Rail	6,173	0.4%
Trading Companies & Distributors	5,388	0.4%
Specialty Retail	4,254	0.3%
Multiline Retail	3,784	0.3%
Textiles, Apparel & Luxury Goods	3,579	0.2%
Media	926	0.1%
Short-Term Investments and Other Liabilities—Net	110,573	7.5%
	$1,464,410	100.0%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
India	$99,456	$—	$14,060	$113,516
Russia	61,058	14,414	—	75,472
Taiwan, Province of China	—	91,850	—	91,850
Thailand	9,285	22,165	—	31,450
Other Common Stocks(a)	1,041,549	—	—	1,041,549
Total Common Stocks	1,211,348	128,429	14,060	1,353,837
Short-Term Investments	—	133,431	—	133,431
Total Investments	$1,211,348	$261,860	$14,060	$1,487,268

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2019
Investments in Securities: (000's omitted)
Common Stocks
India	$14,099	$—	$—	$(39)	$—	$—	$—	$—	$14,060	$(39)
Total	$14,099	$—	$—	$(39)	$—	$—	$—	$—	$14,060	$(39)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2019:

Asset class	Fair value at 2/28/2019	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(c)
Common Stocks	$14,059,510	Market Approach	Transaction Price	$13.22	$13.22	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 87.3%
Aerospace & Defense 2.0%
Lockheed Martin Corp.	93,000	$28,775
Banks 5.8%
Comerica, Inc.	260,250	22,670
JPMorgan Chase & Co.(a)	374,000	39,031
Umpqua Holdings Corp.	1,229,000	22,343
		84,044
Beverages 0.5%
Coca-Cola Co.	161,500	7,322
Biotechnology 1.8%
Gilead Sciences, Inc.	415,000	26,983
Capital Markets 2.0%
Virtu Financial, Inc. Class A	1,135,000	28,534
Chemicals 1.7%
Nutrien Ltd.	446,000	24,280
Communications Equipment 2.3%
Cisco Systems, Inc.(a)	657,000	34,013
Construction & Engineering 1.2%
Ferrovial SA	733,000	16,892
Diversified Telecommunication Services 2.5%
Verizon Communications, Inc.	640,000	36,429
Electric Utilities 6.9%
Evergy, Inc.	592,000	33,099
Exelon Corp.	402,000	19,533
NextEra Energy, Inc.	259,300	48,676
		101,308
Energy Equipment & Services 1.5%
Helmerich & Payne, Inc.	395,163	21,418
Equity Real Estate Investment Trusts 8.6%
Alexandria Real Estate Equities, Inc.	202,000	27,450
Crown Castle International Corp.	239,200	28,405
Equinix, Inc.(a)	27,800	11,773
Equity Lifestyle Properties, Inc.	175,000	19,012
	Number of Shares	Value (000's)
National Retail Properties, Inc.	200,000	$10,420
Outfront Media, Inc.	550,000	12,342
STORE Capital Corp.	473,500	15,375
		124,777
Food & Staples Retailing 1.9%
Walmart, Inc.	280,000	27,717
Food Products 0.9%
Flowers Foods, Inc.	660,000	13,510
Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	400,000	23,104
Industrial Conglomerates 0.9%
Siemens AG	120,000	13,121
Insurance 1.6%
Assurant, Inc.	75,000	7,724
Hartford Financial Services Group, Inc.	305,000	15,055
		22,779
IT Services 2.2%
Paychex, Inc.	424,400	32,687
Media 1.8%
Interpublic Group of Cos., Inc.	1,139,500	26,243
Metals & Mining 2.0%
Rio Tinto PLC ADR	502,400	29,240
Mortgage Real Estate Investment 1.5%
Blackstone Mortgage Trust, Inc. Class A	648,900	22,374
Multi-Utilities 10.0%
Ameren Corp.	295,000	21,016
Dominion Energy, Inc.	275,400	20,404
DTE Energy Co.	266,000	32,867
NiSource, Inc.	1,250,000	33,725
Sempra Energy	195,000	23,486
WEC Energy Group, Inc.	190,900	14,562
		146,060
Oil, Gas & Consumable Fuels 7.5%
Equitrans Midstream Corp.	667,400	11,773
ONEOK, Inc.	314,700	20,223
	Number of Shares	Value (000's)
Pembina Pipeline Corp.	710,000	$25,984
Suncor Energy, Inc.	883,500	30,445
Williams Cos., Inc.	785,000	20,952
		109,377
Pharmaceuticals 7.9%
AstraZeneca PLC ADR	772,300	32,112
Bristol-Myers Squibb Co.	428,700	22,147
Johnson & Johnson	229,100	31,304
Pfizer, Inc.	691,000	29,955
		115,518
Road & Rail 0.6%
Union Pacific Corp.	52,000	8,720
Semiconductors & Semiconductor Equipment 2.2%
Maxim Integrated Products, Inc.	137,900	7,506
QUALCOMM, Inc.	218,000	11,639
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	343,000	13,394
		32,539
Software 1.9%
Microsoft Corp.(a)	241,400	27,044
Specialty Retail 4.9%
Foot Locker, Inc.	622,000	37,022
Home Depot, Inc.	102,000	18,884
Williams-Sonoma, Inc.	264,000	15,354
		71,260
Trading Companies & Distributors 0.5%
Watsco, Inc.	50,000	7,194
Transportation Infrastructure 0.6%
Sydney Airport	1,771,137	9,046
Total Common Stocks (Cost $1,011,905)		1,272,308
Preferred Stocks 0.0%(b)
Oil, Gas & Consumable Fuel 0.0%(b)
El Paso Energy Capital Trust I, 4.75% (Cost $324)	8,000	402

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

	Principal Amount	Value (000's)
Convertible Bonds 10.0%
Banks 0.1%
Hope Bancorp, Inc., 2.00%, due 5/15/2038(c)	$940,000	$845
Biotechnology 0.3%
BioMarin Pharmaceutical, Inc., 0.60%, due 8/1/2024	4,565,000	4,762
Communications Equipment 0.2%
Finisar Corp., 0.50%, due 12/15/2036	2,685,000	2,621
Entertainment 0.1%
Live Nation Entertainment, Inc., 2.50%, due 3/15/2023(c)	860,000	961
Equity Real Estate Investment Trusts 0.8%
Extra Space Storage LP, 3.13%, due 10/1/2035(c)	8,090,000	8,994
IH Merger Sub LLC, 3.50%, due 1/15/2022	2,600,000	2,898
		11,892
Health Care Equipment & Supplies 0.2%
CONMED Corp., 2.63%, due 2/1/2024(c)	2,755,000	2,908
Independent Power and Renewable Electricity Producers 1.1%
NextEra Energy Partners L.P., 1.50%, due 9/15/2020(c)	16,535,000	16,090
Interactive Media & Services 1.0%
LinkedIn Corp., 0.50%, due 11/1/2019	8,600,000	8,600
	Principal Amount	Value (000's)
Zillow Group, Inc., 1.50%, due 7/1/2023	$6,850,000	$6,486
		15,086
Internet & Direct Marketing Retail 0.2%
Liberty Expedia Holdings, Inc., 1.00%, due 6/30/2047(c)	3,615,000	3,557
Machinery 0.2%
Fortive Corp., 0.88%, due 2/15/2022(c)(d)	2,300,000	2,391
Media 1.2%
GCI Liberty, Inc., 1.75%, due 9/30/2046(c)	913,000	998
Liberty Media Corp., 2.13%, due 3/31/2048(c)	16,500,000	16,180
		17,178
Metals & Mining 0.9%
Endeavour Mining Corp., 3.00%, due 2/15/2023(c)	13,765,000	12,819
Oil, Gas & Consumable Fuel 0.6%
Golar LNG Ltd., 2.75%, due 2/15/2022	8,950,000	8,541
Semiconductors & Semiconductor Equipment 0.1%
Rambus, Inc., 1.38%, due 2/1/2023	1,378,000	1,267
Software 2.8%
DocuSign, Inc., 0.50%, due 9/15/2023(c)	925,000	985
Envestnet, Inc., 1.75%, due 6/1/2023(c)	10,930,000	12,090
	Principal Amount	Value (000's)
Guidewire Software, Inc., 1.25%, due 3/15/2025	$9,000,000	$9,525
PROS Holdings, Inc., 2.00%, due 6/1/2047	4,265,000	4,508
Splunk, Inc., 0.50%, due 9/15/2023(c)	4,620,000	5,157
Verint Systems, Inc., 1.50%, due 6/1/2021	8,700,000	9,012
		41,277
Technology Hardware, Storage & Peripherals 0.2%
Electronics For Imaging, Inc., 2.25%, due 11/15/2023(c)	2,765,000	2,822
Total Convertible Bonds (Cost $142,132)		145,017
	Number of Shares
Short-Term Investments 2.5%
Investment Companies 2.5%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(e)(f) (Cost $36,549)	36,548,522	36,549
Total Investments 99.8% (Cost $1,190,910)		1,454,276
Other Assets Less Liabilities 0.2%(g)		2,187
Net Assets 100.0%		$1,456,463

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2019, these securities amounted to approximately $86,797,000, which represents 6.0% of net assets of the Fund. Securities denoted with (c) but without (d) have been deemed by the investment manager to be liquid.

(d)  Illiquid security.

(e)  Represents 7-day effective yield as of February 28, 2019.

(f)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $36,549,000.

(g)  Includes the impact of the Fund's open positions in derivatives at February 28, 2019.

Derivative Instruments

Written option contracts ("options written")

At February 28, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Communications Equipment
Cisco Systems, Inc.	300	$(1,553,100)	$50	6/21/2019	$(102,000)
Cisco Systems, Inc.	300	(1,553,100)	55	7/19/2019	(35,700)
					(137,700)
Electric Utilities
NextEra Energy, Inc.	250	(4,693,000)	200	9/20/2019	(83,750)
Equity Real Estate Investment Trusts
Alexandria Real Estate Equities, Inc.	200	(2,717,800)	140	7/19/2019	(71,000)
Alexandria Real Estate Equities, Inc.	200	(2,717,800)	145	7/19/2019	(38,000)
Crown Castle International Corp.	200	(2,375,000)	130	7/19/2019	(25,000)
Crown Castle International Corp.	200	(2,375,000)	140	10/18/2019	(17,000)
					(151,000)
Food & Staples Retailing
Walmart, Inc.	250	(2,474,750)	115	9/20/2019	(19,250)
IT Services
Paychex, Inc.	250	(1,925,500)	77.5	9/20/2019	(86,250)
Paychex, Inc.	250	(1,925,500)	82.5	9/20/2019	(36,250)
					(122,500)
Metals & Mining
Rio Tinto PLC	250	(1,455,000)	62.5	7/19/2019	(33,750)
Rio Tinto PLC	250	(1,455,000)	65	10/18/2019	(36,875)
					(70,625)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Multi-Utilities
Ameren Corp.	300	$(2,137,200)	$70	3/15/2019	$(44,250)
WEC Energy Group, Inc.	200	(1,525,600)	80	10/18/2019	(36,500)
					(80,750)
Oil, Gas & Consumable Fuels
ONEOK, Inc.	300	(1,927,800)	72.5	7/19/2019	(18,000)
Road & Rail
Union Pacific Corp.	100	(1,677,000)	185	6/21/2019	(18,450)
Specialty Retail
Foot Locker, Inc.	300	(1,785,600)	70	8/16/2019	(92,250)
Foot Locker, Inc.	300	(1,785,600)	75	8/16/2019	(61,500)
					(153,750)
Total calls					$(855,775)
Puts
Beverages
Coca-Cola Co.	250	$(1,133,500)	$41	8/16/2019	$(15,000)
Machinery
Caterpillar, Inc.	200	(2,746,800)	100	6/21/2019	(10,900)
Total puts					$(25,900)
Total options written (premium received $673,030)					$(881,675)

For the six months ended February 28, 2019, the Fund had an average market value of $(786,808) in options written. At February 28, 2019, the Fund had securities pledged in the amount of $26,258,505 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,272,308	$—	$—	$1,272,308
Preferred Stocks(a)	402	—	—	402
Convertible Bonds(a)	—	145,017	—	145,017
Short-Term Investments	—	36,549	—	36,549
Total Investments	$1,272,710	$181,566	$—	$1,454,276

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2019:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(882)	$—	$—	$(882)
Total	$(882)	$—	$—	$(882)

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 97.4%
Aerospace & Defense 0.8%
Raytheon Co.	29,000	$5,409
Auto Components 1.2%
Aptiv PLC	100,000	8,311
Banks 7.3%
Comerica, Inc.	307,500	26,786
JPMorgan Chase & Co.	229,000	23,899
		50,685
Biotechnology 4.4%
Alexion Pharmaceuticals, Inc.*	60,000	8,120
Gilead Sciences, Inc.	340,000	22,107
		30,227
Building Products 1.4%
Johnson Controls International PLC	271,000	9,558
Capital Markets 4.8%
Intercontinental Exchange, Inc.	303,000	23,377
Morgan Stanley	232,000	9,739
		33,116
Chemicals 2.4%
Air Products & Chemicals, Inc.	42,000	7,609
Ashland Global Holdings, Inc.	118,000	9,131
		16,740
Commercial Services 0.4%
LegalZoom.com, Inc.*(a)(b)(e)	286,288	2,820
Communications Equipment 4.9%
Motorola Solutions, Inc.	235,000	33,633
Distributors 3.1%
LKQ Corp.*	770,000	21,329
Entertainment 2.6%
Activision Blizzard, Inc.	426,000	17,952
Food & Staples Retailing 1.3%
Walmart, Inc.	93,000	9,206
Food Products 3.9%
Mondelez International, Inc. Class A	580,000	27,353
	Number of Shares	Value (000's)
Health Care Equipment & Supplies 3.0%
Zimmer Biomet Holdings, Inc.	167,000	$20,728
Health Care Providers & Services 3.4%
Cigna Corp.	134,000	23,375
Hotels, Restaurants & Leisure 2.2%
Carnival Corp.	269,000	15,537
Household Durables 0.9%
Lennar Corp. Class A	125,000	5,998
Insurance 3.5%
American Equity Investment Life Holding Co.	26,900	851
Athene Holding Ltd. Class A*	428,000	19,068
Hartford Financial Services Group, Inc.	86,000	4,245
		24,164
Interactive Media & Services 5.6%
Alphabet, Inc. Class A*	17,100	19,264
Alphabet, Inc. Class C*	17,600	19,711
		38,975
Internet & Direct Marketing Retail 4.0%
Amazon.com, Inc.*	17,000	27,877
IT Services 3.6%
Black Knight, Inc.*	186,000	9,718
Worldpay, Inc. Class A*	162,000	15,520
		25,238
Machinery 2.0%
Gates Industrial Corp. PLC*	850,000	13,685
Media 2.8%
Altice USA, Inc. Class A	250,000	5,452
Charter Communications, Inc. Class A*	41,500	14,314
		19,766
Multi-Utilities 3.3%
DTE Energy Co.	183,000	22,611
Oil, Gas & Consumable Fuels 5.8%
Cabot Oil & Gas Corp.	610,000	15,018
	Number of Shares	Value (000's)
Concho Resources, Inc.	81,000	$8,910
Phillips 66	83,000	7,998
WPX Energy, Inc.*	654,000	8,070
		39,996
Pharmaceuticals 3.4%
Pfizer, Inc.	543,000	23,539
Road & Rail 4.2%
CSX Corp.	398,000	28,923
Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	193,000	20,643
Software 2.5%
Autodesk, Inc.*	107,000	17,442
Technology Hardware, Storage & Peripherals 1.3%
Western Digital Corp.	185,000	9,305
Wireless Telecommunication Services 4.4%
T-Mobile US, Inc.*	421,000	30,400
Total Common Stocks (Cost $559,731)		674,541
Preferred Stocks 0.4%
Food Products 0.4%
Sweetgreen, Inc. Ser. D*(a)(b)(e) (Cost $3,000)	250,000	3,000
Short-Term Investments 2.2%
Investment Companies 2.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(c) (Cost $15,348)	15,348,175	15,348
Total Investments 100.0% (Cost $578,079)		692,889
Liabilities Less Other Assets (0.0)%(d)		(125)
Net Assets 100.0%		$692,764

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Security fair valued as of February 28, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2019 amounted to approximately $5,820,000, which represents 0.8% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Represents 7-day effective yield as of February 28, 2019.

(d)  Represents less than 0.05% of net assets.

(e)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At February 28, 2019, these securities amounted to approximately $5,820,000 which represents 0.8% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 2/28/2019	Fair Value Percentage of Net Assets as of 2/28/2019
LegalZoom.com, Inc.	8/21/2018	$3,000	0.4%	$2,820	0.4%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/29/2018	3,000	0.4%	3,000	0.4%
Total		$6,000	0.8%	$5,820	0.8%

Derivative Instruments

Written option contracts ("options written")

At February 28, 2019, the Fund did not have any outstanding options written. For the six months ended February 28, 2019, the Fund had an average market value of $(357,528) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services	$—	$—	$2,820	$2,820
Other Common Stocks(a)	671,721	—	—	671,721
Total Common Stocks	671,721	—	2,820	674,541
Preferred Stocks(a)	—	—	3,000	3,000
Short-Term Investments	—	15,348	—	15,348
Total Investments	$671,721	$15,348	$5,820	$692,889

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2019
Investments in Securities: (000's omitted)
Common Stocks
Commercial Services	$3,000	$—	$—	$(180)	$—	$—	$—	$—	$2,820	$(180)
Preferred Stocks
Food Products	—	—	—	—	3,000				3,000	—
Total	$3,000	$—	$—	$(180)	$3,000	$—	$—	$—	$5,820	$(180)

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2019.

Asset class	Fair value at 2/28/2019	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(c)
Common Stocks	$2,819,507	Market Approach	Adjusted Transaction Price	$9.85	$9.85	Increase
Preferred Stocks	3,000,000	Market Approach	Transaction Price	12.00	12.00	Increase

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 99.0%
Aerospace & Defense 0.4%
Astronics Corp.*	968,762	$34,845
Air Freight & Logistics 0.6%
Forward Air Corp.	893,005	57,733
Airlines 0.6%
Allegiant Travel Co.	453,478	59,904
Auto Components 2.1%
Fox Factory Holding Corp.*(a)	2,137,453	135,472
LCI Industries	905,013	73,740
		209,212
Automobiles 0.3%
Thor Industries, Inc.	379,543	24,507
Banks 12.0%
Bank of Hawaii Corp.	1,797,914	147,842
Bank OZK	2,330,145	76,429
BOK Financial Corp.	1,021,644	92,398
Columbia Banking System, Inc.	2,302,400	87,215
Community Bank System, Inc.	1,444,545	93,592
Cullen/Frost Bankers, Inc.	1,300,974	134,885
CVB Financial Corp.	5,230,532	119,204
First Financial Bankshares, Inc.	2,122,301	137,631
First Hawaiian, Inc.	3,593,379	96,878
Glacier Bancorp, Inc.	1,659,502	72,719
Lakeland Financial Corp.	770,144	37,213
LegacyTexas Financial Group, Inc.	1,840,664	76,811
PacWest Bancorp	687,221	28,190
		1,201,007
Beverages 0.5%
MGP Ingredients, Inc.	628,907	51,476
Biotechnology 1.1%
Abcam PLC	2,025,226	34,517
	Number of Shares	Value (000's)
Emergent BioSolutions, Inc.*	1,269,790	$74,092
		108,609
Building Products 1.8%
AAON, Inc.	2,393,178	95,392
AO Smith Corp.	1,232,533	64,006
Patrick Industries, Inc.*	421,726	19,066
		178,464
Capital Markets 3.4%
Artisan Partners Asset Management, Inc. Class A	1,205,906	31,715
BrightSphere Investment Group PLC	3,435,876	48,618
FactSet Research Systems, Inc.	288,281	67,795
Houlihan Lokey, Inc.	1,118,743	51,440
MarketAxess Holdings, Inc.	588,420	143,504
		343,072
Chemicals 3.0%
Chase Corp.	453,248	43,761
Ingevity Corp.*	488,555	56,291
NewMarket Corp.	123,117	54,049
Quaker Chemical Corp.	474,627	99,192
Sensient Technologies Corp.	776,099	50,214
		303,507
Commercial Services & Supplies 3.4%
Healthcare Services Group, Inc.	1,131,246	43,191
MSA Safety, Inc.	856,276	88,530
Rollins, Inc.	3,932,389	155,958
UniFirst Corp.	322,574	46,393
		334,072
Communications Equipment 1.1%
NetScout Systems, Inc.*(a)	4,159,468	113,845
Construction & Engineering 0.8%
Valmont Industries, Inc.	613,016	83,732
Construction Materials 1.1%
Eagle Materials, Inc.	1,438,367	109,949
	Number of Shares	Value (000's)
Containers & Packaging 1.2%
AptarGroup, Inc.	1,196,163	$121,686
Distributors 2.3%
Pool Corp.	1,459,804	232,897
Diversified Consumer Services 1.3%
Bright Horizons Family Solutions, Inc.*	1,031,554	127,913
Electrical Equipment 0.6%
AZZ, Inc.	1,271,133	58,497
Electronic Equipment, Instruments & Components 6.9%
Cognex Corp.	2,153,037	114,972
Littelfuse, Inc.	771,216	148,914
nLight, Inc.*	1,039,828	22,242
Novanta, Inc.*	1,315,319	107,501
Rogers Corp.*(a)	1,157,239	179,661
Zebra Technologies Corp. Class A*	581,960	116,689
		689,979
Energy Equipment & Services 1.7%
Apergy Corp.*	1,083,531	45,486
Cactus, Inc. Class A*	1,267,010	45,942
Computer Modelling Group Ltd.	3,424,659	15,664
Pason Systems, Inc.	3,959,517	60,567
		167,659
Food Products 2.4%
Calavo Growers, Inc.	817,619	69,604
J & J Snack Foods Corp.	421,787	65,495
Lancaster Colony Corp.	682,057	106,926
		242,025
Health Care Equipment & Supplies 6.8%
Atrion Corp.(a)	96,552	75,926
Cantel Medical Corp.	1,179,046	86,683
Haemonetics Corp.*	1,145,322	99,494
Heska Corp.*(a)	401,226	32,816
IDEXX Laboratories, Inc.*	757,739	159,906
Neogen Corp.*	614,781	38,092
West Pharmaceutical Services, Inc.	1,800,949	188,649
		681,566

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Health Care Providers & Services 2.8%
Chemed Corp.	461,379	$152,024
Covetrus, Inc.*	163,765	5,860
Henry Schein, Inc.*	923,010	54,734
U.S. Physical Therapy, Inc.	616,505	67,964
		280,582
Hotels, Restaurants & Leisure 1.0%
Cheesecake Factory, Inc.	221,692	10,486
Texas Roadhouse, Inc.	1,325,555	83,921
		94,407
Household Durables 0.2%
Installed Building Products, Inc.*	528,080	23,035
Household Products 2.3%
Church & Dwight Co., Inc.	2,068,871	136,131
WD-40 Co.	517,739	92,660
		228,791
Industrial Conglomerates 0.4%
Raven Industries, Inc.	1,003,973	40,079
Insurance 1.4%
AMERISAFE, Inc.	737,289	46,530
RLI Corp.	1,326,785	93,565
		140,095
IT Services 1.2%
Jack Henry & Associates, Inc.	923,522	122,487
Life Sciences Tools & Services 2.7%
Bio-Techne Corp.	981,818	190,374
ICON PLC*	547,227	76,601
		266,975
Machinery 5.7%
Graco, Inc.	1,409,070	66,170
Lindsay Corp.	479,242	44,315
Middleby Corp.*	723,830	88,734
Nordson Corp.	673,256	91,401
RBC Bearings, Inc.*	1,045,605	146,542
Toro Co.	1,978,258	135,669
		572,831
	Number of Shares	Value (000's)
Media 3.3%
Cable One, Inc.	71,797	$68,135
Gray Television, Inc.*	3,288,739	72,056
Nexstar Media Group, Inc. Class A	1,913,589	187,015
		327,206
Multiline Retail 0.4%
Ollie's Bargain Outlet Holdings, Inc.*	430,560	37,984
Oil, Gas & Consumable Fuels 2.0%
Centennial Resource Development, Inc. Class A*	8,086,955	73,349
Matador Resources Co.*	3,481,140	64,749
WPX Energy, Inc.*	4,958,570	61,189
		199,287
Paper & Forest Products 0.8%
Stella-Jones, Inc.	2,398,500	75,553
Professional Services 1.6%
Exponent, Inc.(a)	2,739,202	155,121
Real Estate Management & Development 0.7%
FirstService Corp.	807,540	70,127
Semiconductors & Semiconductor Equipment 3.2%
Cabot Microelectronics Corp.	779,732	88,188
MKS Instruments, Inc.	1,009,716	83,675
Power Integrations, Inc.(a)	2,078,178	151,831
		323,694
Software 9.3%
Altair Engineering, Inc. Class A*	1,293,580	45,870
Aspen Technology, Inc.*	2,251,700	226,769
Fair Isaac Corp.*	759,175	188,139
Manhattan Associates, Inc.*	3,159,771	172,997
Qualys, Inc.*	1,682,851	140,737
Tyler Technologies, Inc.*	771,785	158,054
		932,566
	Number of Shares	Value (000's)
Specialty Retail 3.0%
Asbury Automotive Group, Inc.*	614,333	$44,103
Floor & Decor Holdings, Inc. Class A*	1,362,990	50,676
Lithia Motors, Inc. Class A	772,899	69,770
Monro, Inc.	976,101	74,486
Tractor Supply Co.	648,503	61,835
		300,870
Trading Companies & Distributors 1.6%
Applied Industrial Technologies, Inc.	391,307	22,751
Richelieu Hardware Ltd.(b)	1,534,618	27,498
SiteOne Landscape Supply, Inc.*	663,097	35,615
Watsco, Inc.	523,996	75,398
		161,262
Total Common Stocks (Cost $5,493,989)		9,889,108
Short-Term Investments 1.1%
Investment Companies 1.1%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(c)	5,495,868	5,496
State Street Institutional Treasury Plus Money Market Fund Premier Class, 2.33%(c)	111,035,793	111,036
Total Short-Term Investments (Cost $116,532)		116,532
Total Investments 100.1% (Cost $5,610,521)		10,005,640
Liabilities Less Other Assets (0.1)%		(13,461)
Net Assets 100.0%		$9,992,179

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of February 28, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2019 amounted to approximately $27,498,000, which represents 0.3% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Trading Companies & Distributors	$133,764	$27,498	$—	$161,262
Other Common Stocks(a)	9,727,846	—	—	9,727,846
Total Common Stocks	9,861,610	27,498	—	9,889,108
Short-Term Investments	—	116,532	—	116,532
Total Investments	$9,861,610	$144,030	$—	$10,005,640

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 99.5%
Australia 0.7%
Insurance Australia Group Ltd.	5,860	$30
Belgium 1.1%
KBC Group NV	665	49
Canada 5.1%
Alimentation Couche-Tard, Inc. Class B	1,148	65
Kinaxis, Inc.*	1,069	67
Suncor Energy, Inc.	890	31
Waste Connections, Inc.	917	76
		239
China 2.6%
Alibaba Group Holding Ltd. ADR*	495	91
Baidu, Inc. ADR*	194	31
		122
France 1.0%
Air Liquide SA	289	36
Valeo SA	372	12
		48
Germany 4.1%
Continental AG	225	37
Gerresheimer AG	471	36
Henkel AG & Co. KGaA, Preference Shares	228	23
Infineon Technologies AG	3,286	72
SAP SE ADR	219	23
		191
Hong Kong 4.1%
AIA Group Ltd.	7,600	76
Haier Electronics Group Co. Ltd.*	13,350	40
Techtronic Industries Co. Ltd.	11,500	77
		193
Ireland 0.7%
CRH PLC	1,020	32
Israel 1.5%
Check Point Software Technologies Ltd.*	551	67
Japan 7.0%
Bridgestone Corp.	930	37
Daikin Industries Ltd.	450	49
Hoya Corp.	400	24
Ichigo, Inc.	9,100	31
	Number of Shares	Value (000's)
Kao Corp.	600	$45
Kose Corp.	425	69
Sanwa Holdings Corp.	3,050	35
Toyota Motor Corp.	650	39
		329
Mexico 0.5%
Infraestructura Energetica Nova SAB de CV	5,928	23
Netherlands 6.5%
AerCap Holdings NV*	1,393	63
ASML Holding NV	672	123
Heineken NV	415	42
Intertrust NV(a)	1,503	28
NXP Semiconductors NV	541	50
		306
Norway 0.9%
Sbanken ASA(a)	4,667	44
Singapore 1.1%
DBS Group Holdings Ltd.	2,700	50
Sweden 0.4%
Assa Abloy AB Class B	913	19
Switzerland 8.5%
Cie Financiere Richemont SA	553	42
Ferguson PLC	847	59
Givaudan SA	19	48
Julius Baer Group Ltd.*	1,125	49
Lonza Group AG*	131	37
Roche Holding AG	206	57
SGS SA	15	38
Sonova Holding AG	359	67
		397
United Kingdom 7.1%
Aon PLC	352	60
Bunzl PLC	1,269	40
Compass Group PLC	2,424	53
Fevertree Drinks PLC	1,058	38
Prudential PLC	1,998	42
RELX PLC	2,363	54
St. James's Place PLC	3,389	44
		331
United States 46.6%
Activision Blizzard, Inc.	1,160	49
	Number of Shares	Value (000's)
Alexion Pharmaceuticals, Inc.*	280	$38
Alphabet, Inc. Class A*	39	44
Alphabet, Inc. Class C*	39	44
Amazon.com, Inc.*	88	144
Apple, Inc.	444	77
Biogen, Inc.*	164	54
BlackRock, Inc.	135	60
Cabot Oil & Gas Corp.	2,335	57
CDW Corp.	1,019	96
Centene Corp.*	1,060	64
Cognex Corp.	572	30
Comerica, Inc.	536	47
Core Laboratories NV	312	20
Covetrus, Inc.*	330	12
CVS Health Corp.	686	40
EOG Resources, Inc.	603	57
Estee Lauder Cos., Inc. Class A	463	73
Expedia Group, Inc.	148	18
Exxon Mobil Corp.	768	61
Fidelity National Information Services, Inc.	710	77
First Republic Bank	241	25
Gilead Sciences, Inc.	360	23
Graco, Inc.	1,295	61
Halliburton Co.	710	22
Henry Schein, Inc.*	825	49
Intercontinental Exchange, Inc.	960	74
JPMorgan Chase & Co.	675	70
Medtronic PLC	751	68
RPM International, Inc.	895	52
Samsonite International SA*(a)	18,895	57
Sealed Air Corp.	1,185	52
Sensata Technologies Holding PLC*	1,964	100
Service Corp. International	667	27
SVB Financial Group*	163	40
T-Mobile US, Inc.*	935	67
VF Corp.	555	48
Visa, Inc. Class A	575	85
Western Digital Corp.	790	40
Worldpay, Inc. Class A*	592	57
		2,179
Total Common Stocks (Cost $3,793)		4,649

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 0.8%
Investment Companies 0.8%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(b) (Cost $40)	39,805	$40
Total Investments 100.3% (Cost $3,833)		4,689
Liabilities Less Other Assets (0.3)%		(16)
Net Assets 100.0%		$4,673

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2019 amounted to approximately $129,000, which represents 2.8% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2019.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$325	7.0%
Internet & Direct Marketing Retail	253	5.4%
Semiconductors & Semiconductor Equipment	245	5.2%
Capital Markets	227	4.9%
IT Services	219	4.7%
Insurance	208	4.5%
Oil, Gas & Consumable Fuels	206	4.4%
Personal Products	187	4.0%
Health Care Providers & Services	165	3.5%
Trading Companies & Distributors	162	3.5%
Health Care Equipment & Supplies	159	3.4%
Software	157	3.4%
Textiles, Apparel & Luxury Goods	147	3.1%
Chemicals	136	2.9%
Electronic Equipment, Instruments & Components	126	2.8%
Professional Services	120	2.6%
Interactive Media & Services	119	2.5%
Technology Hardware, Storage & Peripherals	117	2.5%
Household Durables	117	2.5%
Biotechnology	115	2.5%
Building Products	103	2.2%
Electrical Equipment	100	2.1%
Auto Components	86	1.8%
Beverages	80	1.7%
Commercial Services & Supplies	76	1.6%
Life Sciences Tools & Services	73	1.6%
Wireless Telecommunication Services	67	1.4%
Food & Staples Retailing	65	1.4%
Machinery	61	1.3%
Pharmaceuticals	57	1.2%
Hotels, Restaurants & Leisure	53	1.1%
Containers & Packaging	52	1.1%
Entertainment	49	1.0%
Energy Equipment & Services	42	0.9%
Automobiles	39	0.8%
Construction Materials	32	0.7%
Real Estate Management & Development	31	0.7%
Diversified Consumer Services	27	0.6%
Gas Utilities	23	0.5%
Household Products	23	0.5%
Short-Term Investments and Other Liabilities—Net	24	0.5%
	$4,673	100.0%

See Notes to Financial Statements

Schedule of Investments Global Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$4,649	$—	$—	$4,649
Short-Term Investments	—	40	—	40
Total Investments	$4,649	$40	$—	$4,689

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 98.9%
Australia 5.5%
Dexus	7,028	$60
Goodman Group	12,070	110
GPT Group	9,152	38
		208
Belgium 2.1%
Shurgard Self Storage SA*	2,551	79
Canada 3.6%
Allied Properties Real Estate Investment Trust	1,161	42
Brookfield Asset Management, Inc. Class A	706	32
Canadian Apartment Properties REIT	1,637	63
		137
France 1.9%
ICADE	822	70
Germany 5.3%
ADLER Real Estate AG	3,035	43
ADO Properties SA(a)	979	56
Deutsche Wohnen SE	2,118	99
		198
Hong Kong 6.7%
CK Asset Holdings Ltd.	14,316	119
Sun Hung Kai Properties Ltd.	8,153	135
		254
Japan 11.6%
Advance Residence Investment Corp.	18	50
Japan Real Estate Investment Corp.	10	58
Mitsubishi Estate Co. Ltd.	3,902	67
Mitsui Fudosan Co. Ltd.	5,130	121
Nippon Accommodations Fund, Inc.	17	85
Sumitomo Realty & Development Co. Ltd.	1,502	56
		437
	Number of Shares	Value (000's)
Singapore 2.6%
Ascendas Real Estate Investment Trust	17,945	$37
City Developments Ltd.	8,956	59
		96
Spain 1.3%
Merlin Properties Socimi SA	3,890	50
Sweden 1.4%
Hufvudstaden AB, A Shares	3,344	54
United Kingdom 5.5%
Safestore Holdings PLC	9,019	73
SEGRO PLC	9,753	86
UNITE Group PLC	3,960	48
		207
United States 51.4%
Alexandria Real Estate Equities, Inc.	463	63
American Homes 4 Rent Class A	3,560	78
American Tower Corp.	864	152
Apartment Investment & Management Co. Class A	1,415	69
Crown Castle International Corp.	763	91
CyrusOne, Inc.	783	39
Digital Realty Trust, Inc.	558	63
Douglas Emmett, Inc.	1,596	62
Equinix, Inc.	289	122
Equity Lifestyle Properties, Inc.	979	106
Equity Residential	1,622	120
Essex Property Trust, Inc.	391	109
Extra Space Storage, Inc.	405	39
Four Corners Property Trust, Inc.	1,133	31
HCP, Inc.	1,701	52
Healthcare Trust of America, Inc. Class A	1,419	40
Highwoods Properties, Inc.	747	35
	Number of Shares	Value (000's)
Hyatt Hotels Corp. Class A	460	$33
Liberty Property Trust	1,049	50
Macerich Co.	660	29
National Retail Properties, Inc.	978	51
Pebblebrook Hotel Trust	845	27
Prologis, Inc.	1,448	101
Public Storage	209	44
Regency Centers Corp.	965	63
SBA Communications Corp.*	398	72
Simon Property Group, Inc.	445	81
Welltower, Inc.	982	73
Weyerhaeuser Co.	1,800	45
		1,940
Total Common Stocks (Cost $3,461)		3,730
Short-Term Investments 1.5%
Investment Companies 1.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(b) (Cost $56)	56,346	56
Total Investments 100.4% (Cost $3,517)		3,786
Liabilities Less Other Assets (0.4)%		(15)
Net Assets 100.0%		$3,771
See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2019 amounted to approximately $56,000, which represents 1.5% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2019.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value (000's omitted)	Percentage of Net Assets
Specialty REITs	$833	22.1%
Real Estate Holding & Development	821	21.8%
Residential REITs	729	19.3%
Industrial & Office REITs	707	18.7%
Diversified REITs	270	7.2%
Retail REITs	262	6.9%
Hotel & Lodging REITs	108	2.9%
Short-Term Investments and Other Liabilities—Net	41	1.1%
	$3,771	100.0%

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,730	$—	$—	$3,730
Short-Term Investments	—	56	—	56
Total Investments	$3,730	$56	$—	$3,786

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 94.7%
Air Freight & Logistics 4.0%
ZTO Express Cayman, Inc. ADR	104,327	$2,074
Auto Components 0.8%
Minth Group Ltd.	112,000	444
Automobiles 5.7%
BAIC Motor Corp.Ltd., H Shares(a)	259,000	164
Brilliance China Automotive Holdings Ltd.	1,096,000	1,074
Guangzhou Automobile Group Co. Ltd., H Shares	1,438,000	1,768
		3,006
Banks 10.4%
China Construction Bank Corp., H Shares	4,454,000	3,960
Industrial & Commercial Bank of China Ltd., H Shares	1,948,000	1,499
		5,459
Beverages 3.1%
China Resources Beer Holdings Co. Ltd.	168,000	626
Kweichow Moutai Co. Ltd. Class A	9,000	1,016
		1,642
Commercial Services & Supplies 2.8%
China Everbright International Ltd.	1,496,370	1,464
Construction Materials 4.1%
Anhui Conch Cement Co. Ltd. Class A	280,000	1,485
China National Building Material Co. Ltd., H Shares	824,000	656
		2,141
	Number of Shares	Value (000's)
Diversified Telecommunication Services 1.6%
China Tower Corp. Ltd., H Shares*(a)	3,562,000	$844
Food Products 4.3%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	564,000	2,281
Health Care Providers & Services 2.2%
Huadong Medicine Co. Ltd. Class A	242,277	1,149
Household Durables 10.0%
Gree Electric Appliances, Inc. of Zhuhai Class A	418,000	2,801
Midea Group Co. Ltd. Class A	183,620	1,312
Qingdao Haier Co. Ltd. Class A	450,000	1,109
		5,222
Independent Power and Renewable Electricity Producers 0.4%
China Everbright Greentech Ltd.(a)	245,469	193
Insurance 10.4%
China Pacific Insurance Group Co. Ltd., H Shares	245,200	923
China Taiping Insurance Holdings Co. Ltd.	612,800	1,897
PICC Property & Casualty Co. Ltd., H Shares	907,496	1,087
Ping An Insurance Group Co. of China Ltd., H Shares	145,000	1,527
		5,434
Interactive Media & Services 10.8%
SINA Corp.*	16,400	1,105
Tencent Holdings Ltd.	106,100	4,539
		5,644
	Number of Shares	Value (000's)
Internet & Direct Marketing Retail 9.7%
Alibaba Group Holding Ltd. ADR*	27,800	$5,088
Oil, Gas & Consumable Fuel 2.7%
China Petroleum & Chemical Corp., H Shares	1,648,000	1,423
Pharmaceuticals 3.7%
China Medical System Holdings Ltd.	720,000	758
CSPC Pharmaceutical Group Ltd.	686,000	1,171
		1,929
Real Estate Management & Development 3.2%
China Jinmao Holdings Group Ltd.	852,000	413
CIFI Holdings Group Co. Ltd.	1,050,000	685
Longfor Group Holdings Ltd.	187,000	555
		1,653
Textiles, Apparel & Luxury Goods 2.9%
Shenzhou International Group Holdings Ltd.	123,300	1,539
Transportation Infrastructure 1.9%
Guangzhou Baiyun International Airport Co. Ltd. Class A	528,388	974
Total Common Stocks (Cost $50,682)		49,603
Short-Term Investments 0.1%
Investment Companies 0.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(b) (Cost $43)	42,923	43
Total Investments 94.8% (Cost $50,725)		49,646
Other Assets Less Liabilities 5.2%		2,700
Net Assets 100.0%		$52,346

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2019 amounted to approximately $1,201,000, which represents 2.3% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$49,603	$—	$—	$49,603
Short-Term Investments	—	43	—	43
Total Investments	$49,603	$43	$—	$49,646

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 92.8%
Aerospace & Defense 3.2%
General Dynamics Corp.	101,500	$17,277
Raytheon Co.	107,300	20,011
		37,288
Airlines 1.9%
Delta Air Lines, Inc.(a)	438,540	21,743
Banks 1.5%
JPMorgan Chase & Co.	164,135	17,129
Biotechnology 2.8%
Gilead Sciences, Inc.	289,465	18,821
Moderna, Inc.*(b)	158,890	3,591
Moderna, Inc.*(c)(k)	487,839	10,430
		32,842
Capital Markets 7.9%
BlackRock, Inc.	60,895	26,990
Brookfield Asset Management, Inc. Class A(b)	611,685	27,630
CME Group, Inc.	122,460	22,276
S&P Global, Inc.	78,240	15,677
		92,573
Chemicals 2.4%
Ashland Global Holdings, Inc.	357,330	27,650
Commercial Services 1.8%
LegalZoom.com, Inc.*(c)(d)(k)	2,176,736	21,437
Diversified Financial Services 0.0%(e)
FGL Holdings*	25,136	209
Electric Utilities 1.3%
NextEra Energy, Inc.	80,000	15,018
Electrical Equipment 0.4%
Eaton Corp. PLC	57,900	4,619
Electronic Equipment, Instruments & Components 2.5%
CDW Corp.	318,210	29,877
Entertainment 3.6%
Activision Blizzard, Inc.(f)	396,800	16,721
Spotify Technology SA*	182,000	25,506
		42,227
	Number of Shares	Value (000's)
Food & Staples Retailing 1.7%
Costco Wholesale Corp.	90,000	$19,687
Food Products 2.6%
Conagra Brands, Inc.(a)	900,000	21,033
Hain Celestial Group, Inc.*	476,990	9,382
		30,415
Health Care Equipment & Supplies 3.8%
Baxter International, Inc.	129,445	9,673
DENTSPLY SIRONA, Inc.	277,265	11,579
Medtronic PLC	256,400	23,204
		44,456
Health Care Providers & Services 3.0%
CVS Health Corp.	321,440	18,589
UnitedHealth Group, Inc.	67,760	16,413
		35,002
Hotels, Restaurants & Leisure 2.4%
McDonald's Corp.	155,000	28,495
Industrial Conglomerates 1.0%
3M Co.	58,215	12,073
Interactive Media & Services 6.5%
Alphabet, Inc. Class A*	41,700	46,977
Facebook, Inc. Class A*	183,000	29,545
		76,522
Internet & Direct Marketing Retail 8.4%
Alibaba Group Holding Ltd. ADR*	34,840	6,377
Amazon.com, Inc.*(f)	21,860	35,847
Booking Holdings, Inc.*	16,570	28,120
eBay, Inc.	527,890	19,611
Expedia Group, Inc.	73,265	9,034
		98,989
IT Services 4.3%
PayPal Holdings, Inc.*	82,550	8,096
Visa, Inc. Class A(a)	283,885	42,049
		50,145
	Number of Shares	Value (000's)
Machinery 0.5%
Gates Industrial Corp. PLC*	377,660	$6,080
Multi-Utilities 1.7%
Brookfield Infrastructure Partners LP	493,035	19,731
Oil, Gas & Consumable Fuel 2.2%
Enbridge, Inc.	644,860	23,853
Venture Global LNG, Inc.*(c)(d)(k)	329	2,303
		26,156
Professional Services 5.5%
Equifax, Inc.	205,840	22,542
IHS Markit Ltd.*	632,955	33,654
Verisk Analytics, Inc.*(f)	66,115	8,359
		64,555
Road & Rail 0.5%
CSX Corp.(a)	85,935	6,245
Software 6.7%
Microsoft Corp.	484,000	54,223
salesforce.com, inc.*	147,640	24,161
		78,384
Specialty Retail 5.5%
Home Depot, Inc.	135,000	24,994
Hudson Ltd. Class A*	602,315	8,975
Lowe's Cos., Inc.	215,000	22,594
Tractor Supply Co.(a)	80,000	7,628
		64,191
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	205,000	35,496
Textiles, Apparel & Luxury Goods 2.3%
PVH Corp.(a)	240,000	27,561
Trading Companies & Distributors 1.9%
HD Supply Holdings, Inc.*	530,000	22,795
Total Common Stocks (Cost $865,653)		1,089,590
Preferred Stocks 0.6%
Food Products 0.6%
Sweetgreen, Inc. Ser. D(c)(d)(k) (Cost $7,520)	626,667	7,520

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

	Number of Units	Value (000's)
Master Limited Partnerships 1.3%
Capital Markets 1.3%
Blackstone Group LP (Cost $15,801)	443,865	$14,821
Total Options Purchased(g) 0.0%(e) (Cost $267)		157
	Number of Shares
Short-Term Investments 5.0%
Investment Companies 5.0%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(f)(h)	46,282,757	46,283
	Number of Shares	Value (000's)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(h)(i)	12,310,545	$12,311
Total Short-Term Investments (Cost $58,594)		58,594
Total Investments 99.7% (Cost $947,835)		1,170,682
Other Assets Less Liabilities(j) 0.3%		3,204
Net Assets 100.0%		$1,173,886

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $12,130,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Security fair valued as of February 28, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2019 amounted to approximately $41,690,000, which represents 3.6% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  Represents less than 0.05% of net assets.

(f)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $101,323,000.

(g)  See "Purchased option contracts" under Derivative Instruments.

(h)  Represents 7-day effective yield as of February 28, 2019.

(i)  Represents investment of cash collateral received from securities lending.

(j)  Includes the impact of the Fund's open positions in derivatives at February 28, 2019.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

(k)  These securities have been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At February 28, 2019, these securities amounted to approximately $41,690,000, which represents 3.6% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 2/28/2019	Fair Value Percentage of Net Assets as of 2/28/2019
LegalZoom.com, Inc.	8/21/2018	$22,812	1.9%	$21,437	1.8%
Moderna, Inc.	8/31/2018	9,430	0.8%	10,430	1.0%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/29/2018	7,520	0.6%	7,520	0.6%
Venture Global LNG, Inc.	11/20/2018	2,303	0.2%	2,303	0.2%
Total		$42,065	3.5%	$41,690	3.6%

Derivative Instruments

Purchased option contracts ("options purchased")

At February 28, 2019, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Entertainment
Activision Blizzard, Inc.	700	$2,949,800	$47.5	8/16/2019	$156,800
Total options purchased (cost $267,050)					$156,800

Written option contracts ("options written")

At February 28, 2019, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Capital Markets
CME Group, Inc.	245	$(4,456,795)	$190	6/21/2019	$(104,125)
Electrical Equipment
Eaton Corp. PLC	525	(4,187,925)	72.5	4/18/2019	(399,000)
Health Care Providers & Services
CVS Health Corp.	425	(2,457,775)	72.5	5/17/2019	(5,313)
IT Services
PayPal Holdings, Inc.	354	(3,471,678)	95	6/21/2019	(274,350)
Total calls					$(782,788)
Puts
Capital Markets
CME Group, Inc.	245	$(4,456,795)	$170	6/21/2019	$(89,425)
Entertainment
Activision Blizzard, Inc.	1,050	(4,424,700)	40	8/16/2019	(333,375)

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
IT Services
Visa, Inc.	522	$(7,731,864)	$125	3/15/2019	$(2,871)
Internet & Direct Marketing Retail
ebay, Inc.	1,402	(5,208,430)	30	7/19/2019	(67,296)
Total puts					$(492,967)
Total options written (premium received $1,325,244)					$(1,275,755)

For the six months ended February 28, 2019, the Fund had an average market value of $509,947 in options purchased and $(1,536,217) in options written. At February 28, 2019, the Fund had securities pledged in the amount of $31,863,722 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Biotechnology	$22,412	$10,430	$—	$32,842
Commercial Services	—	—	21,437	21,437
Oil, Gas & Consumable Fuel	23,853	—	2,303	26,156
Other Common Stocks(a)	1,009,155	—	—	1,009,155
Total Common Stocks	1,055,420	10,430	23,740	1,089,590
Preferred Stocks(a)	—	—	7,520	7,520
Master Limited Partnerships(a)	14,821	—	—	14,821
Options Purchased(b)	157	—	—	157
Short-Term Investments	—	58,594	—	58,594
Total Investments	$1,070,398	$69,024	$31,260	$1,170,682

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2019
Investments in Securities: (000's omitted)
Common Stocks
Commercial Services	$22,812	$—	$—	$—	$—	$(1,375)	$—	$—	$21,437	$—
Oil, Gas & Consumable Fuel	—	—	—	—	2,303	—	—	—	2,303	—
Preferred Stocks
Food Products	—	—	—		7,520	—	—	—	7,520	—
Health Care	10,698	—	—	(1,268)	—	(9,430)	—	—	—	—
Total	$33,510	$—	$—	$(1,268)	$9,823	$(10,805)	$—	$—	$31,260	$—

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2019.

Asset class	Fair value at 2/28/2019	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from increase in input(a)
Common Stocks	$21,437,585	Market Approach	Adjusted Transaction Price	$9.85	$9.85	Increase
Common Stocks	2,303,000	Market Approach	Transaction Price	7,000.00	7,000.00	Increase
Preferred Stocks	7,520,004	Market Approach	Transaction Price	12.00	12.00	Increase

(a)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2019:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(1,276)	$—	$—	$(1,276)
Total	$(1,276)	$—	$—	$(1,276)

(a)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2019
Other Financial Instruments: (000's omitted)
Options Written(b)
Food Products	$—	$—	$56	$(56)	$—	$—	$—	$—	$—	$—
Total	$—	$—	$56	$(56)	$—	$—	$—	$—	$—	$—

(b)  At the beginning of the period, these investments were valued using methods the Fund's Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at February 28, 2019.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 97.6%
Australia 0.9%
Insurance Australia Group Ltd.	2,864,753	$14,936
Austria 1.5%
BAWAG Group AG(a)	574,127	25,273
Belgium 1.6%
KBC Group NV	352,325	26,097
Canada 3.9%
Alimentation Couche-Tard, Inc. Class B	405,982	22,882
Kinaxis, Inc.*	379,693	23,870
Suncor Energy, Inc.	548,373	18,902
		65,654
China 2.7%
Alibaba Group Holding Ltd. ADR*	186,269	34,093
Baidu, Inc. ADR*	71,386	11,603
		45,696
Finland 0.7%
Huhtamaki OYJ(b)	316,860	11,472
France 6.2%
Air Liquide SA	153,995	19,206
Arkema SA	114,920	11,587
Pernod-Ricard SA	166,370	28,651
SPIE SA(b)	769,803	12,232
TOTAL SA	433,721	24,662
Valeo SA	263,149	8,306
		104,644
Germany 9.7%
Brenntag AG	338,305	16,777
Continental AG	99,935	16,369
CTS Eventim AG & Co. KGaA	526,190	23,641
Deutsche Boerse AG	62,267	7,869
Gerresheimer AG	280,041	21,501
Henkel AG & Co. KGaA, Preference Shares	80,262	8,019
Infineon Technologies AG	1,172,293	25,742
SAP SE ADR	178,162	19,086
Scout24 AG(a)	299,494	15,773
Stabilus SA	145,770	8,423
		163,200
	Number of Shares	Value (000's)
Hong Kong 3.9%
AIA Group Ltd.	1,555,600	$15,556
HKBN Ltd.	10,461,800	16,286
Techtronic Industries Co. Ltd.	4,937,300	32,990
		64,832
Ireland 2.4%
CRH PLC	547,259	17,290
Kerry Group PLC Class A	230,680	23,746
		41,036
Israel 1.5%
Check Point Software Technologies Ltd.*	203,946	24,943
Japan 14.5%
Bridgestone Corp.	651,500	25,677
Daikin Industries Ltd.	279,100	30,272
Hoya Corp.	158,200	9,658
Ichigo, Inc.(b)	6,524,600	22,009
Kao Corp.	211,500	15,984
Keyence Corp.	53,500	31,165
Kose Corp.	162,400	26,254
Sanwa Holdings Corp.	1,406,800	16,294
Shionogi & Co. Ltd.	442,000	28,218
SMC Corp.	56,400	19,607
Toyota Motor Corp.	299,400	17,988
		243,126
Luxembourg 1.1%
Befesa SA*(a)	387,637	17,637
Mexico 0.7%
Infraestructura Energetica Nova SAB de CV	2,830,650	10,880
Netherlands 8.0%
AerCap Holdings NV*	578,764	26,125
ASML Holding NV	252,870	46,343
Heineken NV	294,309	29,660
Intertrust NV(a)	737,820	13,940
NXP Semiconductors NV	193,476	17,668
		133,736
Norway 1.1%
Sbanken ASA(a)	1,894,295	17,755
	Number of Shares	Value (000's)
Portugal 1.1%
Galp Energia SGPS SA	1,128,715	$18,526
Singapore 1.2%
DBS Group Holdings Ltd.	1,138,100	20,910
Sweden 0.4%
Assa Abloy AB Class B	320,930	6,638
Switzerland 14.4%
Cie Financiere Richemont SA	211,779	16,220
Ferguson PLC	302,212	20,928
Givaudan SA	6,689	16,735
Julius Baer Group Ltd.*	442,624	19,332
Lonza Group AG*	46,590	12,954
Novartis AG	177,662	16,206
Partners Group Holding AG	29,988	21,694
Roche Holding AG	79,835	22,181
SGS SA	6,828	17,411
SIG Combibloc Services AG*	1,462,126	15,382
Sonova Holding AG	126,430	23,644
Tecan Group AG	106,548	24,170
UBS Group AG*	1,116,709	14,210
		241,067
United Kingdom 16.6%
Aon PLC	150,046	25,737
Biffa PLC(a)	3,383,371	8,069
Bunzl PLC	988,573	31,115
Clinigen Group PLC	1,854,748	23,530
Compass Group PLC	1,367,993	30,210
DCC PLC	170,490	14,755
Fevertree Drinks PLC	362,121	12,863
London Stock Exchange Group PLC	340,229	20,338
Prudential PLC	1,091,047	23,009
Reckitt Benckiser Group PLC	98,370	7,524
RELX PLC	1,379,958	31,646
Rentokil Initial PLC	2,934,701	13,663
Spectris PLC	399,404	13,980
St. James's Place PLC	1,747,134	22,534
		278,973

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
United States 3.5%
Core Laboratories NV	115,046	$7,456
Samsonite International SA*(a)	8,083,348	24,251
Sensata Technologies Holding PLC*	536,043	27,193
		58,900
Total Common Stocks (Cost $1,545,211)		1,635,931
Short-Term Investments 3.7%
Investment Companies 3.7%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(c)	37,507,275	37,507
	Number of Shares	Value (000's)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(c)(d)	24,604,677	$24,605
Total Short-Term Investments (Cost $62,112)		62,112
Total Investments 101.3% (Cost $1,607,323)		1,698,043
Liabilities Less Other Assets (1.3)%		(21,336)
Net Assets 100.0%		$1,676,707

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2019 amounted to approximately $122,698,000, which represents 7.3% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $23,352,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of February 28, 2019.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$105,977	6.3%
Trading Companies & Distributors	94,945	5.7%
Banks	90,035	5.4%
Semiconductors & Semiconductor Equipment	89,753	5.4%
Life Sciences Tools & Services	82,155	4.9%
Insurance	79,238	4.7%
Beverages	71,174	4.2%
Software	67,899	4.0%
Pharmaceuticals	66,605	4.0%
Professional Services	62,997	3.8%
Oil, Gas & Consumable Fuels	62,090	3.7%
Building Products	53,204	3.2%
Commercial Services & Supplies	51,601	3.1%
Auto Components	50,352	3.0%
Chemicals	47,528	2.8%
Electronic Equipment, Instruments & Components	45,145	2.7%
Personal Products	42,238	2.5%
Textiles, Apparel & Luxury Goods	40,471	2.4%
Internet & Direct Marketing Retail	34,093	2.0%
Health Care Equipment & Supplies	33,302	2.0%
Household Durables	32,990	2.0%
Hotels, Restaurants & Leisure	30,210	1.8%
Machinery	28,030	1.7%
Interactive Media & Services	27,376	1.6%
Electrical Equipment	27,193	1.6%
Containers & Packaging	26,854	1.6%
Food Products	23,746	1.4%
Entertainment	23,641	1.4%
Food & Staples Retailing	22,882	1.4%
Real Estate Management & Development	22,009	1.3%
Automobiles	17,988	1.1%
Construction Materials	17,290	1.0%
Diversified Telecommunication Services	16,286	1.0%
Household Products	15,543	0.9%
Industrial Conglomerates	14,755	0.9%
Gas Utilities	10,880	0.7%
Energy Equipment & Services	7,456	0.4%
Short-Term Investments and Other Liabilities—Net	40,776	2.4%
	$1,676,707	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,635,931	$—	$—	$1,635,931
Short-Term Investments	—	62,112	—	62,112
Total Investments	$1,635,931	$62,112	$—	$1,698,043

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 86.5%
Australia 0.6%
Insurance Australia Group Ltd.	219,260	$1,143
Austria 1.5%
BAWAG Group AG(a)	61,415	2,703
Belgium 1.4%
KBC Group NV	32,780	2,428
Canada 2.4%
Alimentation Couche-Tard, Inc. Class B	37,939	2,139
Suncor Energy, Inc.	62,932	2,169
		4,308
China 2.6%
Alibaba Group Holding Ltd. ADR*	19,876	3,638
Baidu, Inc. ADR*	6,666	1,083
		4,721
France 7.5%
Air Liquide SA	10,073	1,256
Arkema SA	10,811	1,090
L'Oreal SA	6,240	1,575
Pernod-Ricard	15,726	2,708 SA
Schneider Electric SE	20,968	1,632
SPIE SA(b)	71,299	1,133
TOTAL SA	56,480	3,211
Valeo SA	24,513	774
		13,379
Germany 8.5%
Brenntag AG	31,646	1,570
Continental AG	10,185	1,668
CTS Eventim AG & Co. KGaA	49,592	2,228
Deutsche Boerse AG	8,701	1,100
Gerresheimer AG	26,435	2,030
Henkel AG & Co. KGaA, Preference Shares	7,850	784
Infineon Technologies AG	110,098	2,418
SAP SE ADR	16,740	1,793
Scout24 AG(a)	29,002	1,527
		15,118
	Number of Shares	Value (000's)
Hong Kong 3.5%
AIA Group Ltd.	257,900	$2,579
Techtronic Industries Co. Ltd.	542,100	3,622
		6,201
Ireland 2.2%
CRH PLC	51,063	1,613
Kerry Group PLC Class A	22,050	2,270
		3,883
Israel 1.8%
Check Point Software Technologies Ltd.*	26,743	3,271
Japan 12.8%
Bridgestone Corp.	53,200	2,097
Daikin Industries Ltd.	25,900	2,809
Hoya Corp.	15,000	916
Kao Corp.	31,800	2,403
Keyence Corp.	5,200	3,029
Kose Corp.	15,100	2,441
Omron Corp.	18,800	811
Sanwa Holdings Corp.	129,700	1,502
Shionogi & Co. Ltd.	41,500	2,649
SMC Corp.	6,600	2,295
Toyota Motor Corp.	29,300	1,760
		22,712
Netherlands 6.5%
AerCap Holdings NV*	55,954	2,526
ASML Holding NV	25,031	4,587
Heineken NV	27,383	2,760
NXP Semiconductors NV	18,198	1,662
		11,535
Portugal 0.8%
Galp Energia SGPS SA	84,493	1,387
Singapore 1.4%
DBS Group Holdings Ltd.	131,300	2,412
Sweden 1.3%
Assa Abloy AB Class B	31,538	652
Swedbank AB, A Shares	89,842	1,651
		2,303
	Number of Shares	Value (000's)
Switzerland 13.5%
Cie Financiere Richemont SA	20,113	$1,540
Ferguson PLC	28,538	1,976
Givaudan SA	645	1,614
Julius Baer Group Ltd.*	41,583	1,816
Lonza Group AG*	4,504	1,252
Novartis AG	28,423	2,593
Partners Group Holding AG	2,832	2,049
Roche Holding AG	11,791	3,276
SGS SA	792	2,020
SIG Combibloc Services AG*	140,704	1,480
Sonova Holding AG	14,033	2,624
UBS Group AG*	131,118	1,669
		23,909
United Kingdom 14.7%
Aon PLC	13,958	2,394
Bunzl PLC	108,327	3,410
Compass Group PLC	128,120	2,829
DCC PLC	17,375	1,504
Fevertree Drinks PLC	34,651	1,231
London Stock Exchange Group PLC	31,491	1,882
Prudential PLC	102,735	2,167
Reckitt Benckiser Group PLC	26,541	2,030
RELX PLC	151,215	3,468
Rentokil Initial PLC	273,044	1,271
Spectris PLC	37,982	1,329
St. James's Place PLC	200,671	2,588
		26,103
United States 3.5%
Core Laboratories NV	13,526	877
Samsonite International SA*(a)	763,241	2,290
Sensata Technologies Holding PLC*	58,832	2,984
		6,151
Total Common Stocks (Cost $147,818)		153,667

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 5.3%
Investment Companies 5.3%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(c)	8,325,828	$8,326
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(c)(d)	1,159,892	1,160
Total Short-Term Investments (Cost $9,486)		9,486
Total Investments 91.8% (Cost $157,304)		163,153
Other Assets Less Liabilities 8.2%		14,496
Net Assets 100.0%		$177,649

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2019 amounted to approximately $6,520,000, which represents 3.7% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $1,111,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of February 28, 2019.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$11,104	6.3%
Trading Companies & Distributors	9,482	5.3%
Banks	9,194	5.2%
Semiconductors & Semiconductor Equipment	8,667	4.9%
Pharmaceuticals	8,518	4.8%
Insurance	8,283	4.7%
Oil, Gas & Consumable Fuels	6,767	3.8%
Beverages	6,699	3.8%
Personal Products	6,419	3.6%
Professional Services	5,488	3.1%
Electronic Equipment, Instruments & Components	5,169	2.9%
Software	5,064	2.9%
Building Products	4,963	2.8%
Electrical Equipment	4,616	2.6%
Auto Components	4,539	2.5%
Chemicals	3,960	2.2%
Textiles, Apparel & Luxury Goods	3,830	2.2%
Internet & Direct Marketing Retail	3,638	2.0%
Household Durables	3,622	2.0%
Health Care Equipment & Supplies	3,540	2.0%
Life Sciences Tools & Services	3,282	1.8%
Hotels, Restaurants & Leisure	2,829	1.6%
Household Products	2,814	1.5%
Interactive Media & Services	2,610	1.5%
Commercial Services & Supplies	2,404	1.4%
Machinery	2,295	1.3%
Food Products	2,270	1.3%
Entertainment	2,228	1.3%
Food & Staples Retailing	2,139	1.2%
Automobiles	1,760	1.0%
Construction Materials	1,613	0.9%
Industrial Conglomerates	1,504	0.8%
Containers & Packaging	1,480	0.8%
Energy Equipment & Services	877	0.5%
Short-Term Investments and Other Assets—Net	23,982	13.5%
	$177,649	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$153,667	$—	$—	$153,667
Short-Term Investments	—	9,486	—	9,486
Total Investments	$153,667	$9,486	$—	$163,153

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 96.3%
Australia 1.4%
ARB Corp. Ltd.	3,582	$43
Steadfast Group Ltd.	17,775	39
		82
Austria 1.0%
Schoeller-Bleckmann Oilfield Equipment AG	740	58
Belgium 1.1%
Shurgard Self Storage SA*	2,060	64
Canada 4.0%
Colliers International Group, Inc.	1,255	86
Computer Modelling Group Ltd.	11,201	51
Kinaxis, Inc.*	1,478	93
		230
China 0.9%
Xiabuxiabu Catering Management China Holdings Co. Ltd.*(a)	29,500	53
Denmark 3.0%
Schouw & Co. A/S	1,108	89
SimCorp A/S	912	82
		171
Finland 1.6%
Kemira OYJ	6,780	91
France 3.1%
Lectra	1,950	51
Pharmagest Inter@ctive	197	12
Sopra Steria Group	365	43
Virbac SA*	555	73
		179
Germany 4.7%
Dermapharm Holding SE*	1,129	36
Jenoptik AG	1,840	67
Stabilus SA	799	46
STRATEC SE	684	48
Washtec AG	1,195	73
		270
Ireland 1.6%
Applegreen PLC	14,294	94
	Number of Shares	Value (000's)
Italy 3.7%
Anima Holding SpA(a)	10,391	$45
Carel Industries SpA*(a)	8,296	96
Cerved Group SpA	7,818	72
		213
Japan 21.7%
Aeon Delight Co. Ltd.	2,250	84
Amano Corp.	3,200	68
Ariake Japan Co. Ltd.	1,200	63
Azbil Corp.	3,700	82
Ichigo, Inc.	16,100	54
Konishi Co. Ltd.	4,400	64
Nagaileben Co. Ltd.	2,000	43
Nakanishi, Inc.	2,300	41
Nihon Parkerizing Co. Ltd.	6,700	88
Nohmi Bosai Ltd.	4,600	79
Okamoto Industries, Inc.	1,300	68
Prestige International, Inc.	9,200	107
Relo Group, Inc.	3,900	102
SHO-BOND Holdings Co. Ltd.	1,400	100
Shoei Co. Ltd.(b)	2,300	84
Software Service, Inc.	500	46
Sun Frontier Fudousan Co. Ltd.	7,000	80
		1,253
Jersey 1.0%
Sanne Group PLC	8,723	60
Korea 0.8%
Dentium Co. Ltd.*	800	44
Luxembourg 1.4%
Befesa SA*(a)	1,736	79
Netherlands 2.7%
Corbion NV	2,790	85
Intertrust NV(a)	3,640	69
		154
Norway 3.0%
Borregaard ASA	9,260	88
Sbanken ASA(a)	8,894	83
		171
Singapore 1.7%
Haw Par Corp. Ltd.	10,400	101
Spain 1.4%
Applus Services SA	6,895	84
	Number of Shares	Value (000's)
Sweden 6.5%
Cloetta AB, B Shares	28,245	$72
Dustin Group AB(a)	9,850	93
KNOW IT AB	815	16
Sweco AB, B Shares	4,003	95
Thule Group AB(a)	4,420	98
		374
Switzerland 12.5%
Ascom Holding AG	3,167	40
Belimo Holding AG	21	99
Bossard Holding AG Class A	485	78
Inficon Holding AG*	84	43
Interroll Holding AG	51	91
Kardex AG*	534	71
Komax Holding AG	300	75
Medartis Holding AG*(a)	1,031	63
Tecan Group AG	470	107
VZ Holding AG	217	57
		724
United Kingdom 17.5%
Amigo Holdings PLC(a)(b)	18,411	57
Biffa PLC(a)	29,805	71
Big Yellow Group PLC	5,535	72
Charter Court Financial Services Group PLC(a)	8,200	34
Clinigen Group PLC	8,545	108
Dechra Pharmaceuticals PLC	2,589	85
Diploma PLC	3,775	68
Essentra PLC	14,242	71
Games Workshop Group PLC	1,315	54
GB Group PLC	7,000	45
Genus PLC	1,959	57
Gocompare.Com Group PLC	61,643	54
Ideagen PLC	3,151	5
Johnson Service Group PLC	51,245	87
Learning Technologies Group PLC	49,730	46
Restore PLC(b)	15,770	60
Sensyne Health Ltd.*(b)	15,331	38
		1,012
Total Common Stocks (Cost $5,921)		5,561

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 8.2%
Investment Companies 8.2%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(c)	245,026	$245
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(c)(d)	227,282	227
Total Short-Term Investments (Cost $472)		472
Total Investments 104.5% (Cost $6,393)		6,033
Liabilities Less Other Assets (4.5)%		(261)
Net Assets 100.0%		$5,772

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2019 amounted to approximately $841,000, which represents 14.6% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $215,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of February 28, 2019.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Chemicals	$555	9.6%
Commercial Services & Supplies	488	8.5%
Electronic Equipment, Instruments & Components	435	7.5%
Real Estate Management & Development	386	6.7%
Machinery	356	6.2%
Software	322	5.6%
Pharmaceuticals	295	5.1%
Health Care Equipment & Supplies	239	4.1%
Food Products	224	3.9%
Life Sciences Tools & Services	215	3.7%
Construction & Engineering	195	3.4%
Capital Markets	162	2.8%
Professional Services	153	2.7%
Leisure Products	152	2.6%
Internet & Direct Marketing Retail	147	2.6%
Trading Companies & Distributors	146	2.5%
Health Care Technology	136	2.4%
Auto Components	127	2.2%
Energy Equipment & Services	109	1.9%
Building Products	99	1.7%
Specialty Retail	94	1.6%
Banks	83	1.4%
Diversified Financial Services	72	1.2%
Equity Real Estate Investment Trusts	72	1.2%
IT Services	59	1.0%
Consumer Finance	57	1.0%
Biotechnology	57	1.0%
Hotels, Restaurants & Leisure	53	0.9%
Insurance	39	0.7%
Thrifts & Mortgage Finance	34	0.6%
Short-Term Investments and Other Liabilities—Net	211	3.7%
	$5,772	100.0%
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$5,561	$—	$—	$5,561
Short-Term Investments	—	472	—	472
Total Investments	$5,561	$472	$—	$6,033

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2018	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2019	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2019
Investments in Securities: (000's omitted)
Common Stocks(c)
Ireland	$89	$—	$—	$—	$—	$—	$—	$(89)	$—	$—
Total	$89	$—	$—	$—	$—	$—	$—	$(89)	$—	$—

(c)  At the beginning of the period, these investments were valued using methods the Fund's Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at February 28, 2019.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 96.0%
Aerospace & Defense 5.1%
KEYW Holding Corp.*	864,606	$6,398
Mercury Systems, Inc.*	124,347	7,899
Spirit AeroSystems Holdings, Inc. Class A	130,290	12,873
Teledyne Technologies, Inc.*	28,052	6,621
		33,791
Banks 4.8%
BankUnited, Inc.	170,004	6,203
Comerica, Inc.	66,774	5,817
Huntington Bancshares, Inc.	413,130	5,953
TCF Financial Corp.	391,400	8,963
Texas Capital Bancshares, Inc.*	78,500	4,791
		31,727
Capital Markets 0.0%(a)
Alimco Financial Corp.*	6,537	52
Commercial Services & Supplies 3.6%
Clean Harbors, Inc.*	154,514	10,507
Covanta Holding Corp.	411,900	6,994
Stericycle, Inc.*	140,900	6,281
		23,782
Communications Equipment 6.3%
Ciena Corp.*	594,800	25,374
Infinera Corp.*	1,090,200	5,571
Ribbon Communications, Inc.*	611,399	3,149
Viavi Solutions, Inc.*	590,099	7,748
		41,842
Construction & Engineering 2.2%
KBR, Inc.	521,100	10,297
Valmont Industries, Inc.	29,300	4,002
		14,299
Containers & Packaging 4.9%
Avery Dennison Corp.	129,836	14,027
Crown Holdings, Inc.*	333,726	18,118
		32,145
	Number of Shares	Value (000's)
Electrical Equipment 0.2%
Babcock & Wilcox Enterprises, Inc.*	2,034,740	$1,304
Electronic Equipment, Instruments & Components 3.4%
II-VI, Inc.*	91,130	3,871
Itron, Inc.*	178,131	9,443
Maxwell Technologies, Inc.*	506,000	2,388
OSI Systems, Inc.*	80,200	6,966
		22,668
Energy Equipment & Services 3.2%
Dril-Quip, Inc.*	83,900	3,575
Forum Energy Technologies, Inc.*	519,400	3,028
ION Geophysical Corp.*	124,331	1,636
McDermott International, Inc.*	376,271	3,191
Oil States International, Inc.*	182,700	3,131
Patterson-UTI Energy, Inc.	239,200	3,172
Superior Energy Services, Inc.*	365,600	1,711
TETRA Technologies, Inc.*	664,392	1,588
		21,032
Equity Real Estate Investment Trusts 0.4%
Uniti Group, Inc.	274,800	2,649
Food Products 2.1%
Hain Celestial Group, Inc.*	261,000	5,134
TreeHouse Foods, Inc.*	142,100	8,608
		13,742
Health Care Equipment & Supplies 2.0%
Accuray, Inc.*	1,279,139	6,166
AtriCure, Inc.*	215,100	6,870
		13,036
Health Care Providers & Services 3.4%
Acadia	302,800	7,961
Healthcare Co., Inc.*
Molina Healthcare, Inc.*	58,361	7,857
	Number of Shares	Value (000's)
Patterson Cos., Inc.	292,100	$6,587
		22,405
Health Care Technology 1.4%
Allscripts Healthcare Solutions, Inc.*	857,600	9,194
Hotels, Restaurants & Leisure 0.9%
SeaWorld Entertainment, Inc.*	225,200	6,146
Household Durables 1.0%
Tempur Sealy International, Inc.*	113,200	6,589
Independent Power and Renewable Electricity Producers 2.9%
Atlantic Power Corp.*	1,966,535	5,290
Ormat Technologies, Inc.	127,741	7,132
Vistra Energy Corp.	274,561	7,149
		19,571
IT Services 3.4%
Conduent, Inc.*	575,000	8,407
CoreLogic, Inc.*	250,325	9,179
Unisys Corp.*	356,700	4,819
		22,405
Life Sciences Tools & Services 7.6%
Charles River Laboratories International, Inc.*	134,071	19,061
Fluidigm Corp.*	1,460,000	16,148
Luminex Corp.	250,600	6,385
NanoString Technologies, Inc.*	338,000	8,609
		50,203
Machinery 4.5%
Actuant Corp.	260,775	6,376
Class A
Harsco Corp.*	181,300	4,057
ITT, Inc.	115,700	6,683
Lydall, Inc.*	136,400	3,840
Twin Disc, Inc.*	119,209	2,109
Welbilt, Inc.*	403,000	6,436
		29,501

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Marine 0.1%
Danaos Corp.*	397,359	$437
Media 1.5%
Criteo SA ADR*	197,100	5,349
MSG Networks, Inc. Class A*	183,953	4,441
		9,790
Metals & Mining 1.2%
Cleveland-Cliffs, Inc.	710,700	7,882
Pharmaceuticals 2.0%
Amneal Pharmaceuticals, Inc.*	485,210	6,565
Intersect ENT, Inc.*	91,288	3,103
Mallinckrodt PLC*	136,200	3,399
		13,067
Road & Rail 3.1%
Avis Budget Group, Inc.*	217,500	7,791
Hertz Global Holdings, Inc.*	357,000	6,819
Ryder System, Inc.	100,004	6,216
		20,826
Semiconductors & Semiconductor Equipment 9.3%
CEVA, Inc.*	126,000	3,505
Cypress Semiconductor Corp.	660,735	10,195
Entegris, Inc.	112,900	3,989
Impinj, Inc.*	132,300	2,214
MACOM Technology Solutions Holdings, Inc.*	446,418	8,522
Mellanox Technologies Ltd.*	175,000	18,802
Rambus, Inc.*	761,144	7,817
Veeco Instruments, Inc.*	535,300	6,113
		61,157
Software 11.5%
Cloudera, Inc.*	703,400	10,249
FireEye, Inc.*	662,200	11,098
Nuance Communications, Inc.*	897,900	15,058
	Number of Shares	Value (000's)
OneSpan, Inc.*	275,100	$5,860
Seachange International, Inc.*	580,967	842
TiVo Corp.	628,630	6,305
Varonis Systems, Inc.*	20,400	1,162
Verint Systems, Inc.*	470,261	25,041
		75,615
Specialty Retail 3.1%
Chico's FAS, Inc.	528,800	3,088
Children's Place, Inc.	21,900	2,093
Express, Inc.*	422,800	2,199
Office Depot, Inc.	1,806,667	6,269
Party City Holdco, Inc.*	570,090	5,935
RTW RetailWinds, Inc.*	235,700	716
		20,300
Technology Hardware, Storage & Peripherals 0.9%
Diebold Nixdorf, Inc.*	578,400	5,316
Quantum Corp.*	185,075	442
		5,758
Total Common Stocks (Cost $488,888)		632,915
Convertible Preferred Stocks 0.8%
Independent Power and Renewable Electricity Producers 0.8%
Vistra Energy Corp., 7.00%, due 7/1/2019 (Cost $4,926)	51,300	5,123
	Principal Amount
Convertible Bonds 0.7%
Electronic Equipment, Instruments & Components 0.7%
Maxwell Technologies, Inc., 5.50%, due 9/15/2022(b)(c) (Cost $4,500)	$4,500,000	4,836
	Number of Shares	Value (000's)
Short-Term Investments 1.7%
Investment Companies 1.7%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(d) (Cost $11,106)	11,105,909	$11,106
Total Investments 99.2% (Cost $509,420)		653,980
Other Assets Less Liabilities 0.8%		5,140
Net Assets 100.0%		$659,120

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Illiquid security.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2019, these securities amounted to approximately $4,836,000, which represents 0.7% of net assets of the Fund.

(d)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$632,915	$—	$—	$632,915
Convertible Preferred Stocks(a)	5,123	—	—	5,123
Convertible Bonds(a)	—	4,836	—	4,836
Short-Term Investments	—	11,106	—	11,106
Total Investments	$638,038	$15,942	$—	$653,980

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 87.0%
Aerospace & Defense 0.9%
United Technologies Corp.	111,733	$14,043
Banks 6.1%
JPMorgan Chase & Co.	673,177	70,253
M&T Bank Corp.	74,295	12,857
PNC Financial Services Group, Inc.	19,573	2,467
Wells Fargo & Co.	177,717	8,866
		94,443
Capital Markets 1.4%
CME Group, Inc.	122,710	22,322
Chemicals 0.0%(a)
Mosaic Co.	9,365	293
Communications Equipment 0.5%
Cisco Systems, Inc.	158,385	8,200
Diversified Financial Services 0.9%
Berkshire Hathaway, Inc. Class B*	67,154	13,518
Diversified Telecommunication Services 5.3%
AT&T, Inc.	1,119,586	34,842
Verizon Communications, Inc.	842,102	47,932
		82,774
Electric Utilities 8.3%
American Electric Power Co., Inc.	349,078	28,328
Evergy, Inc.	305,800	17,097
Exelon Corp.	754,243	36,649
FirstEnergy Corp.	776,938	31,660
NextEra Energy, Inc.	80,368	15,087
		128,821
Electrical Equipment 1.1%
Emerson Electric Co.	240,784	16,409
Equity Real Estate Investment Trusts 5.6%
Equity Residential	399,408	29,432
Prologis, Inc.	324,910	22,763
Public Storage	102,603	21,700
Simon Property Group, Inc.	69,336	12,561
		86,456
	Number of Shares	Value (000's)
Food & Staples Retailing 2.9%
Walgreens Boots Alliance, Inc.	83,927	$5,975
Walmart, Inc.	394,554	39,057
		45,032
Food Products 3.1%
Mondelez International, Inc. Class A	1,025,307	48,354
Health Care Equipment & Supplies 1.6%
Abbott Laboratories	315,374	24,479
Health Care Providers & Services 5.8%
Centene Corp.*	375,207	22,846
Cigna Corp.	104,717	18,267
CVS Health Corp.	104,394	6,037
HCA Healthcare, Inc.	310,759	43,208
		90,358
Household Durables 1.8%
Lennar Corp. Class A	139,940	6,714
PulteGroup, Inc.	369,853	9,986
Toll Brothers, Inc.	334,885	11,922
		28,622
Household Products 3.7%
Church & Dwight Co., Inc.	98,494	6,481
Procter & Gamble Co.	520,161	51,262
		57,743
Industrial Conglomerates 1.6%
General Electric Co.	1,504,611	15,633
Honeywell International, Inc.	58,411	8,999
		24,632
Insurance 5.6%
American Equity Investment Life Holding Co.	114,971	3,639
Aon PLC	110,914	19,025
Assurant, Inc.	117,188	12,069
Athene Holding Ltd. Class A*	369,763	16,473
Chubb Ltd.	185,727	24,869
Hartford Financial Services Group, Inc.	233,782	11,539
		87,614
	Number of Shares	Value (000's)
Machinery 1.0%
Caterpillar, Inc.	55,307	$7,596
Deere & Co.	41,192	6,757
Wabtec Corp.(b)	8,081	592
		14,945
Media 0.6%
Comcast Corp. Class A	259,869	10,049
Metals & Mining 7.2%
Barrick Gold Corp.	813,058	10,277
BHP Group Ltd. ADR(c)	711,393	37,632
Newmont Mining Corp.	1,736,280	59,242
Rio Tinto PLC ADR	57,338	3,337
Southern Copper Corp.	44,249	1,576
		112,064
Multi-Utilities 3.6%
Dominion Energy, Inc.	104,793	7,764
DTE Energy Co.	263,431	32,550
Sempra Energy	125,831	15,155
		55,469
Oil, Gas & Consumable Fuels 8.4%
Cabot Oil & Gas Corp.	885,020	21,789
EOG Resources, Inc.	344,843	32,415
Exxon Mobil Corp.	870,746	68,815
Kinder Morgan, Inc.	16,188	310
Valero Energy Corp.	90,553	7,386
		130,715
Pharmaceuticals 7.0%
Johnson & Johnson	302,038	41,270
Merck & Co., Inc.	366,958	29,830
Pfizer, Inc.	884,536	38,345
		109,445
Software 0.2%
Cadence Design Systems, Inc.*	62,889	3,600
Specialty Retail 1.3%
Tiffany & Co.	206,593	19,635

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 0.5%
lululemon Athletica, Inc.*	54,919	$8,261
Wireless Telecommunication Services 1.0%
T-Mobile US, Inc.*	204,050	14,734
Total Common Stocks (Cost $1,194,039)		1,353,030
Short-Term Investments 14.2%
Investment Companies 14.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(d)(e)	181,713,323	181,713
	Number of Shares	Value (000's)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(d)(f)	39,478,316	$39,478
Total Short-Term Investments (Cost $221,191)		221,191
Total Investments 101.2% (Cost $1,415,230)		1,574,221
Liabilities Less Other Assets (1.2)%		(19,205)
Net Assets 100.0%		$1,555,016

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $37,629,000 for the Fund (see Note A of the Notes to Financial Statements).

(d)  Represents 7-day effective yield as of February 28, 2019.

(e)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $181,713,000.

(f)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,353,030	$—	$—	$1,353,030
Short-Term Investments	—	221,191	—	221,191
Total Investments	$1,353,030	$221,191	$—	$1,574,221

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 98.1%
Aerospace & Defense 2.2%
Harris Corp.	112,500	$18,555
HEICO Corp.	120,000	11,247
		29,802
Auto Components 1.1%
Aptiv PLC	175,000	14,544
Banks 1.8%
East West Bancorp, Inc.	175,000	9,557
SVB Financial Group*	62,500	15,447
		25,004
Biotechnology 5.1%
Array BioPharma, Inc.*	250,000	5,735
BioMarin Pharmaceutical, Inc.*	160,000	14,922
Exact Sciences Corp.*	100,000	9,100
Exelixis, Inc.*	375,000	8,396
Incyte Corp.*	220,000	18,971
Neurocrine Biosciences, Inc.*	50,000	3,862
Sarepta Therapeutics, Inc.*	40,000	5,770
Seattle Genetics, Inc.*	50,000	3,714
		70,470
Building Products 0.6%
Resideo Technologies, Inc.*	300,000	7,710
Capital Markets 2.6%
Cboe Global Markets, Inc.	125,000	11,989
MarketAxess Holdings, Inc.	35,000	8,536
Raymond James Financial, Inc.	180,000	14,864
		35,389
Commercial Services & Supplies 2.9%
Cintas Corp.	100,000	20,660
Waste Connections, Inc.	225,000	18,765
		39,425
Communications Equipment 1.8%
Motorola Solutions, Inc.	175,000	25,046
	Number of Shares	Value (000's)
Construction & Engineering 0.8%
MasTec, Inc.*	250,000	$10,795
Consumer Finance 1.0%
Green Dot Corp. Class A*	145,000	9,360
SLM Corp.	400,000	4,420
		13,780
Containers & Packaging 1.7%
Ball Corp.	200,000	10,956
Packaging Corp. of America	125,000	11,949
		22,905
Diversified Consumer Services 2.5%
Bright Horizons Family Solutions, Inc.*	162,000	20,088
Service Corp. International	330,000	13,642
		33,730
Electrical Equipment 1.3%
AMETEK, Inc.	225,000	17,905
Electronic Equipment, Instruments & Components 6.0%
Amphenol Corp. Class A	209,500	19,687
CDW Corp.	282,500	26,524
Keysight Technologies, Inc.*	220,000	18,570
Trimble, Inc.*	450,000	18,004
		82,785
Entertainment 1.7%
Take-Two Interactive Software, Inc.*	160,000	13,962
World Wrestling Entertainment, Inc. Class A	120,000	10,044
		24,006
Food Products 0.7%
Lamb Weston Holdings, Inc.	130,000	9,010
Health Care Equipment & Supplies 6.5%
ABIOMED, Inc.*	32,500	10,871
AxoGen, Inc.*	175,000	3,231
Edwards Lifesciences Corp.*	80,000	13,543
Hill-Rom Holdings, Inc.	135,000	14,317
IDEXX Laboratories, Inc.*	30,000	6,331
	Number of Shares	Value (000's)
Insulet Corp.*	150,000	$14,086
Masimo Corp.*	50,000	6,564
Merit Medical Systems, Inc.*	100,000	5,573
Nevro Corp.*	70,000	3,225
Penumbra, Inc.*	85,000	11,362
		89,103
Health Care Providers & Services 2.3%
Centene Corp.*	100,000	6,089
Encompass Health Corp.	150,000	9,471
WellCare Health Plans, Inc.*	65,000	16,483
		32,043
Health Care Technology 1.9%
Teladoc Health, Inc.*	100,000	6,436
Veeva Systems, Inc. Class A*	170,000	20,045
		26,481
Hotels, Restaurants & Leisure 4.2%
Eldorado Resorts, Inc.*	275,000	13,258
Norwegian Cruise Line Holdings Ltd.*	300,000	16,659
Planet Fitness, Inc. Class A*	75,000	4,409
Red Rock Resorts, Inc. Class A	375,000	10,545
Vail Resorts, Inc.	65,000	13,545
		58,416
Household Products 0.8%
Church & Dwight Co., Inc.	175,000	11,515
Independent Power and Renewable Electricity Producers 1.0%
Vistra Energy Corp.	525,000	13,671
Industrial Conglomerates 1.6%
Roper Technologies, Inc.	68,000	22,008
Interactive Media & Services 1.2%
IAC/InterActive Corp*	77,500	16,511
IT Services 7.7%
Fiserv, Inc.*	115,000	9,739
Global Payments, Inc.	190,000	24,772
Okta, Inc.*	185,000	15,703
Square, Inc. Class A*	265,000	21,529

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Total System Services, Inc.	173,000	$16,331
Twilio, Inc. Class A*	142,500	17,341
		105,415
Life Sciences Tools & Services 2.7%
Bio-Rad Laboratories, Inc. Class A*	72,500	19,640
PRA Health Sciences, Inc.*	161,000	17,224
		36,864
Machinery 4.7%
Altra Industrial Motion Corp.	200,000	6,362
Fortive Corp.	190,035	15,501
IDEX Corp.	130,000	18,733
Stanley Black & Decker, Inc.	100,000	13,243
Xylem, Inc.	140,000	10,577
		64,416
Media 0.9%
Altice USA, Inc. Class A	600,000	13,086
Oil, Gas & Consumable Fuels 0.8%
Concho Resources, Inc.	75,000	8,250
WPX Energy, Inc.*	250,000	3,085
		11,335
Pharmaceuticals 0.7%
Aerie Pharmaceuticals, Inc.*	220,000	10,267
Professional Services 2.0%
CoStar Group, Inc.*	60,000	27,452
Road & Rail 1.6%
J.B. Hunt Transport Services, Inc.	87,500	9,421
Old Dominion Freight Line, Inc.	80,000	12,062
		21,483
Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc.*	550,000	12,942
KLA-Tencor Corp.	65,000	7,507
	Number of Shares	Value (000's)
Monolithic Power Systems, Inc.	135,000	$18,105
Xilinx, Inc.	175,000	21,927
		60,481
Software 12.4%
Autodesk, Inc.*	125,000	20,376
Nutanix, Inc. Class A*	317,500	15,904
Palo Alto Networks, Inc.*	62,500	15,392
Proofpoint, Inc.*	125,000	14,761
RingCentral, Inc. Class A*	212,500	22,374
ServiceNow, Inc.*	120,000	28,733
Splunk, Inc.*	160,000	21,741
Ultimate Software Group, Inc.*	55,000	18,233
Workday, Inc. Class A*	65,000	12,865
		170,379
Specialty Retail 6.2%
Burlington Stores, Inc.*	123,000	20,878
Five Below, Inc.*	150,000	18,053
O'Reilly Automotive, Inc.*	41,000	15,250
Ross Stores, Inc.	200,000	18,966
Ulta Beauty, Inc.*	37,500	11,718
		84,865
Trading Companies & Distributors 0.7%
United Rentals, Inc.*	75,000	10,094
Total Common Stocks (Cost $981,201)		1,348,191
Short-Term Investments 2.1%
Investment Companies 2.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(a) (Cost $29,047)	29,047,174	29,047
Total Investments 100.2% (Cost $1,010,248)		1,377,238
Liabilities Less Other Assets (0.2)%		(2,135)
Net Assets 100.0%		$1,375,103

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,348,191	$—	$—	$1,348,191
Short-Term Investments	—	29,047	—	29,047
Total Investments	$1,348,191	$29,047	$—	$1,377,238

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 91.2%
Aerospace & Defense 7.0%
Esterline Technologies Corp.*	11,300	$1,376
General Dynamics Corp.	24,250	4,128
Hexcel Corp.	36,900	2,662
Spirit AeroSystems Holdings, Inc. Class A	21,300	2,104
		10,270
Airlines 1.9%
American Airlines Group, Inc.	40,300	1,436
JetBlue Airways Corp.*	84,200	1,406
		2,842
Auto Components 1.1%
Aptiv PLC	19,300	1,604
Banks 8.5%
BankUnited, Inc.	83,900	3,061
BB&T Corp.	47,000	2,396
Comerica, Inc.	49,600	4,321
KeyCorp	155,800	2,751
		12,529
Beverages 2.0%
Molson Coors Brewing Co. Class B	47,400	2,923
Biotechnology 2.2%
Alexion Pharmaceuticals, Inc.*	24,200	3,275
Building Products 2.5%
Johnson Controls International PLC	106,108	3,742
Capital Markets 2.1%
State Street Corp.	42,500	3,054
Chemicals 3.5%
Ashland Global Holdings, Inc.	29,500	2,283
Chemours Co.	73,600	2,799
		5,082
Commercial Services & Supplies 2.4%
Covanta Holding Corp.	209,500	3,557
Communications Equipment 3.4%
ARRIS International PLC*	65,100	2,062
Ciena Corp.*	69,100	2,948
		5,010
	Number of Shares	Value (000's)
Construction & Engineering 1.7%
Valmont Industries, Inc.	18,300	$2,500
Electric Utilities 1.6%
Edison International	38,000	2,276
Electronic Equipment, Instruments & Components 1.6%
Itron, Inc.*	43,100	2,285
Entertainment 1.5%
Lions Gate Entertainment Corp. Class A	33,400	516
Lions Gate Entertainment Corp. Class B	114,800	1,686
		2,202
Equity Real Estate Investment Trusts 0.9%
CoreCivic, Inc.	65,100	1,379
Food Products 3.6%
Hain Celestial Group, Inc.*	117,900	2,319
TreeHouse Foods, Inc.*	48,300	2,926
		5,245
Health Care Equipment & Supplies 2.6%
Zimmer Biomet Holdings, Inc.	30,500	3,786
Health Care Providers & Services 0.5%
Molina Healthcare, Inc.*	5,600	754
Hotels, Restaurants & Leisure 7.2%
International Game Technology PLC	176,000	3,036
MGM Resorts International	104,800	2,804
Wyndham Destinations, Inc.	91,300	4,111
Wyndham Hotels & Resorts, Inc.	11,000	578
		10,529
Household Durables 1.9%
Whirlpool Corp.	19,800	2,802
Independent Power and Renewable Electricity Producers 1.0%
AES Corp.	85,800	1,478
IT Services 2.2%
Amdocs Ltd.	22,200	1,233
Conduent, Inc.*	138,500	2,025
		3,258
	Number of Shares	Value (000's)
Media 0.9%
MSG Networks, Inc. Class A*	57,600	$1,390
Mortgage Real Estate Investment 2.7%
Starwood Property Trust, Inc.	174,400	3,912
Oil, Gas & Consumable Fuels 7.6%
Cabot Oil & Gas Corp.	123,200	3,033
Devon Energy Corp.	81,300	2,399
ONEOK, Inc.	43,600	2,802
Williams Cos., Inc.	106,700	2,848
		11,082
Pharmaceuticals 1.1%
Teva Pharmaceutical Industries Ltd. ADR*	93,300	1,570
Semiconductors & Semiconductor Equipment 3.1%
Entegris, Inc.	24,400	862
ON Semiconductor Corp.*	94,600	2,032
Skyworks Solutions, Inc.	19,900	1,625
		4,519
Software 4.2%
Nuance Communications, Inc.*	199,800	3,351
Teradata Corp.*	58,300	2,820
		6,171
Specialty Retail 4.1%
Best Buy Co., Inc.	24,700	1,701
Chico's FAS, Inc.	248,100	1,449
Party City Holdco, Inc.*	274,000	2,852
		6,002
Technology Hardware, Storage & Peripherals 1.6%
Western Digital Corp.	46,736	2,351
Trading Companies & Distributors 3.0%
AerCap Holdings NV*	97,300	4,392
Total Common Stocks (Cost $122,515)		133,771

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 8.8%
Investment Companies 8.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(a) (Cost $12,957)	12,956,583	$12,957
Total Investments 100.0% (Cost $135,472)		146,728
Other Assets Less Liabilities 0.0%(b)		62
Net Assets 100.0%		$146,790

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2019.

(b)  Represents less than 0.05% of net assets.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$133,771	$—	$—	$133,771
Short-Term Investments	—	12,957	—	12,957
Total Investments	$133,771	$12,957	$—	$146,728

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 98.2%
Aerospace & Defense 5.9%
Boeing Co.	134,000	$58,955
Raytheon Co.	185,000	34,502
		93,457
Banks 4.7%
JPMorgan Chase & Co.	705,000	73,574
Capital Markets 11.1%
Brookfield Asset Management, Inc. Class A	1,270,000	57,366
Charles Schwab Corp.	1,000,000	46,010
Goldman Sachs Group, Inc.	155,000	30,489
Intercontinental Exchange, Inc.	530,000	40,889
		174,754
Chemicals 3.3%
Methanex Corp.	350,000	19,740
Sherwin-Williams Co.	76,000	32,923
		52,663
Communications Equipment 8.4%
Cisco Systems, Inc.	1,210,000	62,642
Motorola Solutions, Inc.	485,000	69,413
		132,055
Containers & Packaging 2.6%
Ball Corp.	750,000	41,085
Diversified Financial Services 5.2%
Berkshire Hathaway, Inc. Class B*	405,000	81,527
Electrical Equipment 2.0%
Rockwell Automation, Inc.	175,000	31,248
Entertainment 1.6%
Activision Blizzard, Inc.	595,000	25,073
Food & Staples Retailing 4.3%
US Foods Holding Corp.*	1,940,000	68,366
Food Products 1.4%
Mondelez International, Inc. Class A	465,000	21,929
	Number of Shares	Value (000's)
Health Care Equipment & Supplies 1.3%
Hill-Rom Holdings, Inc.	200,000	$21,210
Health Care Providers & Services 5.9%
CVS Health Corp.	410,000	23,710
HCA Healthcare, Inc.	500,000	69,520
		93,230
Hotels, Restaurants & Leisure 2.1%
McDonald's Corp.	185,000	34,010
Industrial Conglomerates 2.3%
3M Co.	175,000	36,293
Insurance 3.6%
Chubb Ltd.	425,000	56,908
Interactive Media & Services 4.7%
Alphabet, Inc. Class C*	66,000	73,915
IT Services 2.1%
PayPal Holdings, Inc.*	335,000	32,853
Machinery 3.6%
Stanley Black & Decker, Inc.	430,000	56,945
Media 2.0%
Comcast Corp. Class A	810,000	31,323
Oil, Gas & Consumable Fuel 1.9%
EOG Resources, Inc.	326,000	30,644
Pharmaceuticals 2.3%
Pfizer, Inc.	830,000	35,981
Road & Rail 4.1%
CSX Corp.	895,000	65,040
Semiconductors & Semiconductor Equipment 2.2%
Analog Devices, Inc.	330,000	35,297
Software 2.7%
Microsoft Corp.	380,000	42,571
Specialty Retail 1.3%
Lowe's Cos., Inc.	190,000	19,967
Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	315,000	54,542
	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 2.1%
NIKE, Inc. Class B	395,000	$33,863
Total Common Stocks (Cost $940,917)		1,550,323
Short-Term Investments 2.0%
Investment Companies 2.0%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(a) (Cost $31,424)	31,424,296	31,424
Total Investments 100.2% (Cost $972,341)		1,581,747
Liabilities Less Other Assets (0.2)%		(3,369)
Net Assets 100.0%		$1,578,378

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,550,323	$—	$—	$1,550,323
Short-Term Investments	—	31,424	—	31,424
Total Investments	$1,550,323	$31,424	$—	$1,581,747

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 98.0%
Apartments 14.3%
Apartment Investment & Management Co. Class A	298,773	$14,619
Equity Residential	336,600	24,804
Essex Property Trust, Inc.	81,267	22,742
		62,165
Data Centers 10.2%
CyrusOne, Inc.	174,529	8,699
Digital Realty Trust, Inc.	110,567	12,507
Equinix, Inc.	55,037	23,308
		44,514
Free Standing 3.8%
Four Corners Property Trust, Inc.	236,381	6,474
National Retail Properties, Inc.	190,269	9,913
		16,387
Health Care 8.0%
HCP, Inc.	360,847	11,103
Healthcare Trust of America, Inc. Class A	330,554	9,417
Welltower, Inc.	190,994	14,193
		34,713
Hotels, Restaurants & Leisure 1.5%
Hyatt Hotels Corp. Class A	91,852	6,684
Industrial 9.2%
Liberty Property Trust	229,774	10,875
Prologis, Inc.	325,605	22,812
Rexford Industrial Realty, Inc.	188,596	6,465
		40,152
Infrastructure 15.8%
American Tower Corp.	196,551	34,622
Crown Castle International Corp.	158,618	18,836
SBA Communications Corp.*	84,523	15,262
		68,720
	Number of Shares	Value (000's)
IT Services 1.1%
InterXion Holding NV*	70,479	$4,616
Lodging/Resorts 1.4%
Pebblebrook Hotel Trust	194,667	6,231
Manufactured Homes 5.4%
Equity LifeStyle Properties, Inc.	127,123	13,811
Sun Communities, Inc.	84,477	9,594
		23,405
Office 7.6%
Alexandria Real Estate Equities, Inc.	96,688	13,139
Douglas Emmett, Inc.	314,243	12,130
Highwoods Properties, Inc.	164,041	7,596
		32,865
Real Estate Management & Development 1.5%
Brookfield Asset Management, Inc. Class A	147,234	6,651
Regional Malls 5.2%
Macerich Co.	99,993	4,360
Simon Property Group, Inc.	99,481	18,022
		22,382
Self Storage 4.2%
Extra Space Storage, Inc.	87,950	8,438
Public Storage	45,396	9,601
		18,039
Shopping Centers 2.9%
Kimco Realty Corp.	260,421	4,581
Regency Centers Corp.	125,012	8,157
		12,738
Single Family Homes 3.5%
American Homes 4 Rent Class A	693,720	15,151
Timber 2.4%
Weyerhaeuser Co.	410,974	10,229
Total Common Stocks (Cost $385,024)		425,642
	Number of Shares	Value (000's)
Short-Term Investments 1.1%
Investment Companies 1.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(a) (Cost $4,594)	4,593,869	$4,594
Total Investments 99.1% (Cost $389,618)		430,236
Other Assets Less Liabilities 0.9%		3,950
Net Assets 100.0%		$434,186

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$425,642	$—	$—	$425,642
Short-Term Investments	—	4,594	—	4,594
Total Investments	$425,642	$4,594	$—	$430,236

(a)  The Schedule of Investments provides information on the sector categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 92.4%
Aerospace & Defense 2.7%
Axon Enterprise, Inc.*	16,500	$888
Cubic Corp.	15,000	926
Teledyne Technologies, Inc.*	5,000	1,180
		2,994
Airlines 0.8%
Spirit Airlines, Inc.*	16,500	928
Auto Components 0.7%
Dorman Products, Inc.*	10,000	809
Banks 2.8%
Pinnacle Financial Partners, Inc.	12,500	734
Seacoast Banking Corp. of Florida*	48,500	1,407
TCF Financial Corp.	40,000	916
		3,057
Beverages 1.0%
MGP Ingredients, Inc.(a)	14,000	1,146
Biotechnology 19.7%
ACADIA Pharmaceuticals, Inc.*	20,000	530
Agios Pharmaceuticals, Inc.*	10,000	649
Alder Biopharmaceuticals, Inc.*	82,000	1,051
Amarin Corp. PLC ADR*(a)	59,000	1,208
Amicus Therapeutics, Inc.*(a)	226,000	2,734
Arena Pharmaceuticals, Inc.*	13,500	674
Argenx SE ADR*	8,500	1,133
Array BioPharma, Inc.*	20,000	459
Audentes Therapeutics, Inc.*	9,000	275
Biohaven Pharmaceutical Holding Co. Ltd.*	20,000	880
Blueprint Medicines Corp.*	15,000	1,233
	Number of Shares	Value (000's)
CareDx, Inc.*	65,000	$2,023
Clovis Oncology, Inc.*	8,000	242
Fate Therapeutics, Inc.*	60,000	942
FibroGen, Inc.*	7,100	410
Genomic Health, Inc.*	7,000	532
Global Blood Therapeutics, Inc.*	44,000	2,310
ImmunoGen, Inc.*	15,000	71
Immunomedics, Inc.*(a)	50,000	788
Mirati Therapeutics, Inc.*(a)	15,000	1,092
MorphoSys AG ADR*	20,000	515
REGENXBIO, Inc.*	7,000	362
Repligen Corp.*	25,000	1,488
Stemline Therapeutics, Inc.*	30,000	329
		21,930
Building Products 3.0%
AAON, Inc.	26,000	1,036
Resideo Technologies, Inc.*	40,000	1,028
Trex Co, Inc.*	16,500	1,237
		3,301
Chemicals 1.2%
Ingevity Corp.*	12,000	1,383
Commercial Services & Supplies 2.4%
Casella Waste Systems, Inc. Class A*	43,000	1,517
MSA Safety, Inc.	11,000	1,137
		2,654
Construction & Engineering 0.9%
MasTec, Inc.*	22,000	950
Consumer Finance 0.7%
Green Dot Corp. Class A*	12,500	807
Diversified Consumer Services 3.6%
Bright Horizons Family Solutions, Inc.*	8,000	992
Chegg, Inc.*	46,000	1,823
Grand Canyon Education, Inc.*	10,500	1,215
		4,030
	Number of Shares	Value (000's)
Entertainment 2.4%
Glu Mobile, Inc.*	120,000	$1,078
Marcus Corp.	21,000	890
World Wrestling Entertainment, Inc. Class A	8,500	711
		2,679
Health Care Equipment & Supplies 2.4%
Nevro Corp.*	10,000	461
Oxford Immunotec Global PLC*	80,000	1,335
Wright Medical Group NV*	28,000	877
		2,673
Health Care Providers & Services 2.8%
R1 RCM, Inc.*	310,000	3,066
Health Care Technology 1.7%
Inspire Medical Systems, Inc.*	31,000	1,922
Hotels, Restaurants & Leisure 4.2%
Eldorado Resorts, Inc.*	29,000	1,398
Hilton Grand Vacations, Inc.*	24,000	763
Planet Fitness, Inc. Class A*	21,000	1,235
Red Rock Resorts, Inc. Class A	43,000	1,209
		4,605
Household Durables 0.7%
Skyline Champion Corp.	40,000	794
Insurance 1.1%
Primerica, Inc.	10,000	1,250
Internet & Direct Marketing Retail 1.8%
Etsy, Inc.*	28,000	1,996
IT Services 1.0%
MongoDB, Inc.*(a)	10,500	1,066
Life Sciences Tools & Services 3.0%
Fluidigm Corp.*	297,902	3,295
Machinery 2.3%
Altra Industrial Motion Corp.	17,000	541
Proto Labs, Inc.*	3,000	339
Rexnord Corp.*	34,000	907
Woodward, Inc.	8,000	770
		2,557
Marine 0.7%
Kirby Corp.*	10,000	742

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Multiline Retail 1.4%
Ollie's Bargain Outlet Holdings, Inc.*	17,500	$1,544
Pharmaceuticals 2.0%
Aerie Pharmaceuticals, Inc.*	47,000	2,194
Professional Services 2.0%
Exponent, Inc.	22,000	1,246
Insperity, Inc.	8,000	1,010
		2,256
Road & Rail 1.2%
Genesee & Wyoming, Inc. Class A*	16,000	1,312
Semiconductors & Semiconductor Equipment 2.5%
Mellanox Technologies Ltd.*	5,000	537
Monolithic Power Systems, Inc.	6,000	805
Semtech Corp.*	25,000	1,376
		2,718
Software 14.8%
Alteryx, Inc. Class A*(a)	21,000	1,602
	Number of Shares	Value (000's)
Coupa Software, Inc.*	16,500	$1,554
Descartes Systems Group, Inc.*	43,500	1,502
Everbridge, Inc.*	21,200	1,499
HubSpot, Inc.*	10,000	1,684
New Relic, Inc.*	14,500	1,533
Q2 Holdings, Inc.*	21,000	1,445
RingCentral, Inc. Class A*	6,000	632
SailPoint Technologies Holding, Inc.*	43,500	1,342
Trade Desk, Inc. Class A*	9,100	1,798
Zendesk, Inc.*	6,500	514
Zscaler, Inc.*	27,000	1,341
		16,446
Specialty Retail 1.9%
Five Below, Inc.*	8,500	1,023
Monro, Inc.	14,500	1,107
		2,130
Technology Hardware, Storage & Peripherals 1.1%
Pure Storage, Inc. Class A*	61,000	1,249
Tobacco 1.2%
Turning Point Brands, Inc.	33,000	1,349
	Number of Shares	Value (000's)
Trading Companies & Distributors 0.7%
Air Lease Corp.	22,000	$822
Total Common Stocks (Cost $84,860)		102,654
Short-Term Investments 12.3%
Investment Companies 12.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 2.35%(b)	8,340,702	8,341
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(b)(c)	5,289,259	5,289
Total Short-Term Investments (Cost $13,630)		13,630
Total Investments 104.7% (Cost $98,490)		116,284
Liabilities Less Other Assets (4.7)%		(5,213)
Net Assets 100.0%		$111,071
*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $5,036,000 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of February 28, 2019.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$102,654	$—	$—	$102,654
Short-Term Investments	—	13,630	—	13,630
Total Investments	$102,654	$13,630	$—	$116,284

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 99.0%
Airlines 1.5%
Ryanair Holdings PLC ADR*	394,118	$29,378
Auto Components 3.2%
Aptiv PLC	766,772	63,726
Banks 5.6%
JPMorgan Chase & Co.	562,455	58,698
U.S. Bancorp	1,021,149	52,783
		111,481
Capital Markets 3.4%
Intercontinental Exchange, Inc.	876,862	67,650
Chemicals 2.2%
Sherwin-Williams Co.	101,955	44,167
Consumer Finance 2.1%
American Express Co.	380,197	40,962
Energy Equipment & Services 1.7%
Schlumberger Ltd.	757,581	33,379
Equity Real Estate Investment Trusts 1.9%
Weyerhaeuser Co.	1,492,274	37,143
Food & Staples Retailing 3.5%
Kroger Co.	2,360,065	69,221
Health Care Equipment & Supplies 11.2%
Becton, Dickinson & Co.	295,435	73,502
Danaher Corp.	729,233	92,627
Medtronic PLC	617,207	55,857
		221,986
Health Care Providers & Services 7.2%
AmerisourceBergen Corp.	747,151	62,238
Cigna Corp.	278,426	48,568
Premier, Inc. Class A*	885,294	32,384
		143,190
Hotels, Restaurants & Leisure 2.4%
Compass Group PLC	2,128,017	46,995
Industrial Conglomerates 3.2%
3M Co.	309,570	64,202
Insurance 4.3%
Progressive Corp.	1,164,805	84,914
Interactive Media & Services 3.1%
Alphabet, Inc. Class A*	55,412	62,424
	Number of Shares	Value (000's)
Internet & Direct Marketing Retail 3.1%
eBay, Inc.	1,655,994	$61,520
IT Services 5.4%
Cognizant Technology Solutions Corp. Class A	929,911	66,005
MasterCard, Inc. Class A	185,955	41,797
		107,802
Machinery 2.7%
Stanley Black & Decker, Inc.	399,719	52,935
Media 4.7%
Comcast Corp. Class A	2,441,897	94,428
Oil, Gas & Consumable Fuels 3.5%
Cimarex Energy Co.	148,339	10,667
EQT Corp.	816,984	14,804
Equitrans Midstream Corp.	653,587	11,529
Noble Energy, Inc.	1,482,044	32,827
		69,827
Personal Products 3.0%
Unilever NV	1,097,477	59,242
Pharmaceuticals 2.7%
Roche Holding AG	193,570	53,782
Professional Services 1.6%
ManpowerGroup, Inc.	373,326	31,453
Semiconductors & Semiconductor Equipment 3.8%
Texas Instruments, Inc.	712,218	75,338
Software 2.3%
Intuit, Inc.	185,544	45,853
Specialty Chemicals 2.1%
Novozymes A/S B Shares	904,110	41,047
Specialty Retail 4.0%
Advance Auto Parts, Inc.	495,580	80,175
Textiles, Apparel & Luxury Goods 1.6%
Gildan Activewear, Inc.	906,454	32,333
Trading Companies & Distributors 2.0%
W.W. Grainger, Inc.	132,144	40,274
Total Common Stocks (Cost $1,405,255)		1,966,827
	Principal Amount	Value (000's)
Short-Term Investments 0.8%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank, 0.25%, due 3/23/2019	$100,000	$100
Self Help Federal Credit Union, 0.25%, due 3/24/2019	250,000	250
Self Help Credit Union, 0.25%, due 5/16/2019	250,000	250
		600
	Number of Shares
Investment Companies 0.8%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(b)	15,250,657	15,251
Total Short-Term Investments (Cost $15,851)		15,851
Total Investments 99.8% (Cost $1,421,106)		1,982,678
Other Assets Less Liabilities 0.2%		4,106
Net Assets 100.0%		$1,986,784

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Represents 7-day effective yield as of February 28, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,966,827	$—	$—	$1,966,827
Short-Term Investments	—	15,851	—	15,851
Total Investments	$1,966,827	$15,851	$—	$1,982,678

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Value Fund^ (Unaudited) February 28, 2019

	Number of Shares	Value (000's)
Common Stocks 86.2%
Aerospace & Defense 0.9%
United Technologies Corp.	1,578	$198
Banks 6.1%
JPMorgan Chase & Co.	9,401	981
M&T Bank Corp.	1,046	181
PNC Financial Services Group, Inc.	233	29
Wells Fargo & Co.	2,485	124
		1,315
Capital Markets 1.4%
CME Group, Inc.	1,714	312
Communications Equipment 0.5%
Cisco Systems, Inc.	2,213	115
Diversified Telecommunication Services 5.3%
AT&T, Inc.	15,814	492
Verizon Communications, Inc.	11,756	669
		1,161
Electric Utilities 8.1%
American Electric Power Co., Inc.	4,874	396
Evergy, Inc.	3,579	200
Exelon Corp.	10,509	511
FirstEnergy Corp.	10,808	440
NextEra Energy, Inc.	1,120	210
		1,757
Electrical Equipment 1.1%
Emerson Electric Co.	3,364	229
Equity Real Estate Investment Trusts 5.6%
Equity Residential	5,587	412
Prologis, Inc.	4,547	318
Public Storage	1,430	302
Simon Property Group, Inc.	976	177
		1,209
Food & Staples Retailing 2.9%
Walgreens Boots Alliance, Inc.	1,166	83
Walmart, Inc.	5,515	546
		629
	Number of Shares	Value (000's)
Food Products 3.1%
Mondelez International, Inc. Class A	14,303	$675
Health Care Equipment & Supplies 1.6%
Abbott Laboratories	4,402	342
Health Care Providers & Services 5.8%
Centene Corp.*	5,300	323
Cigna Corp.	1,468	256
CVS Health Corp.	1,446	83
HCA Healthcare, Inc.	4,335	603
		1,265
Household Durables 1.9%
Lennar Corp. Class A	1,961	94
PulteGroup, Inc.	5,224	141
Toll Brothers, Inc.	4,692	167
		402
Household Products 3.8%
Church & Dwight Co., Inc.	1,361	90
Procter & Gamble Co.	7,462	735
		825
Industrial Conglomerates 1.6%
General Electric Co.	20,978	218
Honeywell International, Inc.	811	125
		343
Insurance 5.6%
American Equity Investment Life Holding Co.	1,611	51
Aon PLC	1,552	266
Assurant, Inc.	1,639	169
Athene Holding Ltd. Class A*	5,151	229
Chubb Ltd.	2,589	347
Hartford Financial Services Group, Inc.	3,254	161
		1,223
Machinery 1.0%
Caterpillar, Inc.	779	107
Deere & Co.	575	95
Wabtec Corp.(a)	112	8
		210
	Number of Shares	Value (000's)
Media 0.6%
Comcast Corp. Class A	3,646	$141
Metals & Mining 7.2%
Barrick Gold Corp.	11,449	145
BHP Group Ltd. ADR(b)	10,047	532
Newmont Mining Corp.	24,215	826
Rio Tinto PLC ADR	840	49
Southern Copper Corp.	625	22
		1,574
Multi-Utilities 3.6%
Dominion Energy, Inc.	1,476	109
DTE Energy Co.	3,679	455
Sempra Energy	1,759	212
		776
Oil, Gas & Consumable Fuels 8.5%
Cabot Oil & Gas Corp.	12,372	305
Chevron Corp.	250	30
EOG Resources, Inc.	4,813	452
Exxon Mobil Corp.	12,155	961
Valero Energy Corp.	1,254	102
		1,850
Pharmaceuticals 7.0%
Johnson & Johnson	4,216	576
Merck & Co., Inc.	5,126	417
Pfizer, Inc.	12,365	536
		1,529
Software 0.2%
Cadence Design Systems, Inc.*	760	43
Specialty Retail 1.3%
Tiffany & Co.	2,861	272
Textiles, Apparel & Luxury Goods 0.5%
lululemon Athletica, Inc.*	774	116
Wireless Telecommunication Services 1.0%
T-Mobile US, Inc.*	2,859	206
Total Common Stocks (Cost $17,331)		18,717

See Notes to Financial Statements

Schedule of Investments Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 14.4%
Investment Companies 14.4%
State Street Institutional Treasury Money Market Fund Premier Class, 2.33%(c)(d)	2,578,722	$2,579
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43%(c)(e)	557,498	557
Total Short-Term Investments (Cost $3,136)		3,136
Total Investments 100.6% (Cost $20,467)		21,853
Liabilities Less Other Assets (0.6)%		(131)
Net Assets 100.0%		$21,722

*  Non-income producing security.

(a)  All or a portion of this security was purchased on a delayed delivery basis.

(b)  The security or a portion of this security is on loan at February 28, 2019. Total value of all such securities at February 28, 2019 amounted to approximately $531,000 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of February 28, 2019.

(d)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $2,579,000.

(e)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2019:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$18,717	$—	$—	$18,717
Short-Term Investments	—	3,136	—	3,136
Total Investments	$18,717	$3,136	$—	$21,853

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$53,026	$1,487,268	$1,454,276	$692,889	$9,160,968	$4,689	$3,786	$49,646	$1,170,682	$1,698,043
Affiliated issuers(b)	—	—	—	—	844,672	—	—	—	—	—
	53,026	1,487,268	1,454,276	692,889	10,005,640	4,689	3,786	49,646	1,170,682	1,698,043
Cash	—	—	—	—	1,253	—	—	—	—	—
Foreign currency(c)	—	11	—	—	—	—	2	2,619	—	1
Dividends and interest receivable	115	4,172	5,107	662	7,947	8	9	—	2,097	4,545
Receivable for securities sold	808	212	—	—	15,532	11	—	440	16,943	—
Receivable for Fund shares sold	129	1,544	330	19	65,890	—	—	—	29	614
Receivable from Management—net (Note B)	14	—	—	—	—	27	24	9	—	—
Receivable for securities lending income (Note A)	—	2	—	—	—	—	—	—	17	6
Prepaid expenses and other assets	33	92	39	59	216	15	27	17	117	106
Total Assets	54,125	1,493,301	1,459,752	693,629	10,096,478	4,750	3,848	52,731	1,189,885	1,703,315
Liabilities
Payable to investment manager—net (Note B)	20	1,049	546	276	5,004	2	2	44	451	906
Option contracts written, at value(d) (Note A)	—	—	882	—	—	—	—	—	1,276	—
Payable for securities purchased	—	8,793	—	—	3,213	—	—	251	1,108	—
Payable for Fund shares redeemed	56	1,241	1,295	249	93,926	—	—	1	335	812
Payable to administrator—net (Note B)	—	205	383	147	1,297	—	—	—	237	105
Payable to trustees	3	2	2	2	—	3	3	3	2	2
Payable for loaned securities collateral (Note A)	—	17,221	—	—	—	—	—	—	12,311	24,605
Accrued expenses and other payables	69	380	181	191	859	72	72	86	279	178
Total Liabilities	148	28,891	3,289	865	104,299	77	77	385	15,999	26,608
Net Assets	$53,977	$1,464,410	$1,456,463	$692,764	$9,992,179	$4,673	$3,771	$52,346	$1,173,886	$1,676,707
Net Assets consist of:
Paid-in capital	$49,995	$1,425,859	$1,171,626	$580,110	$5,320,519	$3,791	$3,534	$65,047	$945,593	$1,595,961
Total distributable earnings/(losses)	3,982	38,551	284,837	112,654	4,671,660	882	237	(12,701)	228,293	80,746
Net Assets	$53,977	$1,464,410	$1,456,463	$692,764	$9,992,179	$4,673	$3,771	$52,346	$1,173,886	$1,676,707
Net Assets
Investor Class	$—	$—	$—	$627,832	$1,631,892	$—	$—	$—	$1,043,657	$96,008
Trust Class	—	—	—	49,888	1,324,914	—	—	—	47,188	32,931
Advisor Class	—	—	—	1,682	165,836	—	—	—	154	—
Institutional Class	49,299	1,240,477	1,120,557	8,938	2,804,952	4,255	3,141	45,254	76,823	1,403,289
Class A	1,649	44,614	116,086	3,051	—	314	317	6,907	3,876	54,591
Class C	3,003	10,613	218,207	1,373	—	104	313	185	1,952	10,802
Class R3	—	1,032	1,613	—	—	—	—	—	236	—
Class R6	26	167,674	—	—	4,064,585	—	—	—	—	79,086

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	24,911	29,654	—	—	—	64,145	7,813
Trust Class	—	—	—	1,980	24,063	—	—	—	2,900	2,680
Advisor Class	—	—	—	67	3,020	—	—	—	9	—
Institutional Class	3,918	64,902	88,417	354	51,067	564	286	4,840	4,720	114,220
Class A	131	2,325	9,197	121	—	41	29	743	238	4,443
Class C	239	552	17,416	55	—	14	29	21	121	881
Class R3	—	54	128	—	—	—	—	—	15	—
Class R6	2	8,774	—	—	74,074	—	—	—	—	6,433
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$25.20	$55.03	$—	$—	$—	$16.27	$12.29
Trust Class	—	—	—	25.19	55.06	—	—	—	16.27	12.29
Advisor Class	—	—	—	25.20	54.92	—	—	—	16.23	—
Institutional Class	12.58	19.11	12.67	25.22	54.93	7.54	10.97	9.35	16.28	12.29
Class R3	—	19.24	12.59	—	—	—	—	—	16.24	—
Class R6	12.59	19.11	—	—	54.87	—	—	—	—	12.29
Net Asset Value and redemption price per share
Class A	$12.61	$19.19	$12.62	$25.18	$—	$7.60	$10.96	$9.29	$16.27	$12.29
Offering Price per share
Class A‡	$13.38	$20.36	$13.39	$26.72	$—	$8.06	$11.63	$9.86	$17.26	$13.04
Net Asset Value and offering price per share
Class C^	$12.55	$19.22	$12.53	$25.00	$—	$7.58	$10.93	$8.79	$16.18	$12.26
†Securities on loan, at value:
Unaffiliated issuers	$—	$16,656	$—	$—	$—	$—	$—	$—	$12,130	$23,352
*Cost of Investments:
(a) Unaffiliated issuers	$47,963	$1,375,156	$1,190,910	$578,079	$5,100,815	$3,833	$3,517	$50,725	$947,835	$1,607,323
(b) Affiliated issuers	—	—	—	—	509,706	—	—	—	—	—
Total cost of investments	$47,963	$1,375,156	$1,190,910	$578,079	$5,610,521	$3,833	$3,517	$50,725	$947,835	$1,607,323
(c) Total cost of foreign currency	$—	$11	$—	$—	$—	$—	$2	$2,595	$—	$1
(d) Premium received from option contracts written	$—	$—	$673	$—	$—	$—	$—	$—	$1,325	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$163,153	$6,033	$653,980	$1,574,221	$1,377,238	$146,728	$1,581,747	$430,236	$116,284	$1,982,678
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	163,153	6,033	653,980	1,574,221	1,377,238	146,728	1,581,747	430,236	116,284	1,982,678
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	—	1	—	—	—	—	—	—	—	1
Dividends and interest receivable	843	7	279	3,997	399	101	2,483	1,192	31	4,716
Receivable for securities sold	—	—	3,315	17,626	5,416	—	2,452	3,625	2,441	—
Receivable for Fund shares sold	15,051	—	6,657	1,552	960	94	313	144	191	2,046
Receivable from Management—net (Note B)	—	22	—	—	—	—	—	—	21	—
Receivable for securities lending income (Note A)	—	1	—	14	1	—	—	—	1	—
Prepaid expenses and other assets	49	34	45	104	90	34	74	47	54	100
Total Assets	179,096	6,098	664,276	1,597,514	1,384,104	146,957	1,587,069	435,244	119,023	1,989,541
Liabilities
Payable to investment manager—net (Note B)	68	4	387	574	517	55	644	271	66	729
Option contracts written, at value(d) (Note A)	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	—	25	3,964	617	6,403	—	5,234	—	2,524	—
Payable for Fund shares redeemed	128	—	613	1,205	1,660	35	2,477	654	23	1,356
Payable to administrator—net (Note B)	—	—	86	343	226	25	227	24	—	391
Payable to trustees	3	3	2	2	2	3	2	3	3	2
Payable for loaned securities collateral (Note A)	1,160	227	—	39,478	—	—	—	—	5,289	—
Accrued expenses and other payables	88	67	104	279	193	49	107	106	47	279
Total Liabilities	1,447	326	5,156	42,498	9,001	167	8,691	1,058	7,952	2,757
Net Assets	$177,649	$5,772	$659,120	$1,555,016	$1,375,103	$146,790	$1,578,378	$434,186	$111,071	$1,986,784
Net Assets consist of:
Paid-in capital	$173,271	$6,581	$507,721	$1,388,169	$1,005,242	$135,815	$887,450	$391,730	$89,334	$1,346,603
Total distributable earnings/(losses)	4,378	(809)	151,399	166,847	369,861	10,975	690,928	42,456	21,737	640,181
Net Assets	$177,649	$5,772	$659,120	$1,555,016	$1,375,103	$146,790	$1,578,378	$434,186	$111,071	$1,986,784
Net Assets
Investor Class	$—	$—	$—	$1,161,745	$488,683	$64,170	$—	$—	$66,267	$474,743
Trust Class	7,471	—	—	73,829	72,564	9,218	—	119,115	4,227	194,929
Advisor Class	—	—	—	116,189	13,740	—	—	—	2,612	—
Institutional Class	136,067	5,244	616,018	186,203	272,880	49,039	1,487,833	172,545	24,597	863,052
Class A	3,105	180	21,810	11,276	32,704	20,008	48,341	55,371	7,862	97,348
Class C	1,910	127	21,264	5,359	10,451	2,085	42,204	11,206	3,623	54,188
Class R3	2,943	—	—	389	54,739	2,270	—	18,042	1,860	30,930
Class R6	26,153	221	28	26	429,342	—	—	57,907	23	271,594

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019	February 28, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	39,491	33,314	3,042	—	—	1,781	13,064
Trust Class	618	—	—	2,506	4,951	437	—	9,132	114	5,355
Advisor Class	—	—	—	3,941	941	—	—	—	70	—
Institutional Class	11,291	476	38,709	6,336	18,552	2,330	83,458	13,181	658	23,806
Class A	259	16	1,373	383	2,235	948	2,705	4,245	211	2,676
Class C	161	12	1,344	181	722	99	2,360	858	98	1,493
Class R3	247	—	—	13	3,756	107	—	1,386	50	849
Class R6	2,170	20	2	1	29,151	—	—	4,424	1	7,496
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$29.42	$14.67	$21.10	$—	$—	$37.22	$36.34
Trust Class	12.09	—	—	29.46	14.66	21.10	—	13.04	37.15	36.40
Advisor Class	—	—	—	29.48	14.60	—	—	—	37.07	—
Institutional Class	12.05	11.03	15.91	29.39	14.71	21.05	17.83	13.09	37.38	36.25
Class R3	11.90	—	—	29.52	14.57	21.14	—	13.02	37.06	36.45
Class R6	12.05	11.04	15.92	29.39	14.73	—	—	13.09	37.40	36.23
Net Asset Value and redemption price per share
Class A	$12.00	$11.01	$15.88	$29.46	$14.63	$21.10	$17.87	$13.04	$37.19	$36.38
Offering Price per share
Class A‡	$12.73	$11.68	$16.85	$31.26	$15.52	$22.39	$18.96	$13.84	$39.46	$38.60
Net Asset Value and offering price per share
Class C^	$11.83	$10.87	$15.82	$29.59	$14.47	$21.15	$17.88	$13.06	$36.80	$36.30
†Securities on loan, at value:
Unaffiliated issuers	$1,111	$215	$—	$37,629	$—	$—	$—	$—	$5,036	$—
*Cost of Investments:
(a) Unaffiliated issuers	$157,304	$6,393	$509,420	$1,415,230	$1,010,248	$135,472	$972,341	$389,618	$98,490	$1,421,106
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$157,304	$6,393	$509,420	$1,415,230	$1,010,248	$135,472	$972,341	$389,618	$98,490	$1,421,106
(c) Total cost of foreign currency	$—	$1	$—	$—	$—	$—	$—	$—	$—	$1
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
February 28, 2019
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$21,853
Affiliated issuers(b)	—
21,853
Cash	—
Foreign currency(c)	—
Dividends and interest receivable	56
Receivable for securities sold	206
Receivable for Fund shares sold	199
Receivable from Management—net (Note B)	16
Receivable for securities lending income (Note A)	—
Prepaid expenses and other assets	40
Total Assets	22,370
Liabilities
Payable to investment manager—net (Note B)	9
Option contracts written, at value(d) (Note A)	—
Payable for securities purchased	9
Payable for Fund shares redeemed	—
Payable to administrator—net (Note B)	—
Payable to trustees	3
Payable for loaned securities collateral (Note A)	557
Accrued expenses and other payables	70
Total Liabilities	648
Net Assets	$21,722
Net Assets consist of:
Paid-in capital	$20,419
Total distributable earnings/(losses)	1,303
Net Assets	$21,722
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	12,591
Class A	5,771
Class C	3,360
Class R3	—
Class R6	—
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
February 28, 2019
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	713
Class A	327
Class C	197
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	17.66
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$17.63
Offering Price per share
Class A‡	$18.71
Net Asset Value and offering price per share
Class C^	$17.09
†Securities on loan, at value:
Unaffiliated issuers	$531
*Cost of Investments:
(a) Unaffiliated issuers	$20,467
(b) Affiliated issuers	—
Total cost of investments	$20,467
(c) Total cost of foreign currency	$—
(d) Premium received from option contracts written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019		For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$579	$11,329	$20,809	$4,739	$54,360	$26	$35	$266		$8,596	$9,781
Dividend income—affiliated issuers (Note F)	—	—	—	—	2,969	—	—	—		—	—
Interest and other income—unaffiliated issuers	25	908	2,482	141	1,044	1	1	1		343	348
Income from securities loaned—net	—	28	—	7	—	—	—	—		65	118
Foreign taxes withheld	(2)	(1,481)	(379)	—	(342)	(1)	(1)	(11)		(151)	(832)
Total income	$602	$10,784	$22,912	$4,887	$58,031	$26	$35	$256		$8,853	$9,415
Expenses:
Investment management fees (Note B)	133	6,216	3,620	1,812	32,899	13	12	364		2,989	6,964
Administration fees (Note B):
Investor Class	—	—	—	809	2,153	—	—	—		1,377	123
Trust Class	—	—	—	102	2,688	—	—	—		98	70
Advisor Class	—	—	—	4	339	—	—	—		—	—
Institutional Class	36	823	817	6	2,123	3	2	44		56	1,134
Class A	2	58	207	4	—	—	—	9		6	75
Class C	4	13	289	2	—	—	—	—		2	15
Class R3	—	1	2	—	—	—	—	—		—	—
Class R6	—	53	—	—	1,307	—	—	—		—	24
Distribution fees (Note B):
Trust Class	—	—	—	26	—	—	—	—		25	—
Advisor Class	—	—	—	2	212	—	—	—		—	—
Class A	2	56	199	4	—	—	1	9		6	72
Class C	15	50	1,110	7	—	1	1	1		8	59
Class R3	—	3	5	—	—	—	—	—		1	—
Shareholder servicing agent fees:
Investor Class	—	—	—	191	527	—	—	—		371	51
Trust Class	—	—	—	1	7	—	—	—		1	1
Advisor Class	—	—	—	—	6	—	—	—		—	—
Institutional Class	—	103	4	—	22	—	—	1		—	6
Class A	1	8	6	—	—	—	—	5		1	2
Class C	—	—	3	—	—	—	—	—		—	1
Class R3	—	—	—	—	—	—	—	—		—	—
Class R6	—	3	—	—	4	—	—	—		—	3
Audit fees	27	30	33	30	33	28	28	28		31	31
Custodian and accounting fees	33	588	97	51	531	43	33	50		77	236
Insurance expense	1	22	25	12	166	—	—	2		19	31
Legal fees	34	34	35	34	37	34	33	40		44	38
Registration and filing fees	31	99	56	49	141	24	22	26		58	129
Repayment to Management of expenses previously assumed by Management (Note B)	—	8	—	—	—	—	—	—		—	—
Shareholder reports	2	59	73	23	386	1	1	4		38	69
Trustees' fees and expenses	23	24	24	23	31	23	23	23		24	24
Interest expense	—	—	1	2	1	—	—	7	(Note E)	—	4
Miscellaneous	2	73	51	22	312	3	3	5		41	65
Total expenses	346	8,324	6,657	3,216	43,925	173	159	618		5,273	9,227

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019		For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019
Expenses reimbursed by Management (Note B)	(142)	(61)		—	—	(187)	(155)	(142)	(100)	—	(764)
Investment management fees waived (Note B)	—	—		—	—	—	—	—	—	—	(504)
Total net expenses	204	8,263		6,657	3,216	43,738	18	17	518	5,273	7,959
Net investment income/(loss)	$398	$2,521		$16,255	$1,671	$14,293	$8	$18	$(262)	$3,580	$1,456
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(1,464)	(36,628	)*	18,682	(3,005)	544,080	62	4	(2,420)	21,350	(7,729)
Transactions in investment securities of affiliated issuers	—	—		—	—	9,477	—	—	—	—	—
Redemption in-kind	—	—		—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	—	(575)		(13)	(15)	(23)	—	(1)	17	(3)	(193)
Expiration or closing of option contracts written	—	—		1,256	176	—	—	—	—	234	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(1,691)	40,935	**	(57,663)	(34,261)	(1,208,753)	(399)	82	(1,949)	(127,285)	(126,160)
Investment securities of affiliated issuers	—	—		—	—	(13,677)	—	—	—	—	—
Foreign currency translations	—	14		(5)	—	1	—	—	19	3	(82)
Option contracts written	—	—		608	—	—	—	—	—	(477)	—
Net gain/(loss) on investments	(3,155)	3,746		(37,135)	(37,105)	(668,895)	(337)	85	(4,333)	(106,178)	(134,164)
Net increase/(decrease) in net assets resulting from operations	$(2,757)	$6,267		$(20,880)	$(35,434)	$(654,602)	$(329)	$103	$(4,595)	$(102,598)	$(132,708)

*  Net of foreign capital gains tax $5,326.

**  Change in accrued foreign capital gains tax amounted to $139,255.

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$738	$32	$2,339	$18,008	$3,533	$918	$12,301	$5,472	$80	$18,956
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest and other income—unaffiliated issuers	49	3	206	822	523	75	152	56	53	343
Income from securities loaned—net	10	3	—	17	9	—	—	—	7	—
Foreign taxes withheld	(64)	(5)	—	(21)	(11)	(1)	(97)	(7)	—	(277)
Total income	$733	$33	$2,545	$18,826	$4,054	$992	$12,356	$5,521	$140	$19,022
Expenses:
Investment management fees (Note B)	426	25	2,549	3,523	3,285	303	4,494	1,718	389	4,993
Administration fees (Note B):
Investor Class	—	—	—	1,453	604	52	—	—	77	744
Trust Class	14	—	—	134	143	18	—	245	8	402
Advisor Class	—	—	—	233	27	—	—	—	5	—
Institutional Class	98	4	443	89	226	36	1,183	126	12	648
Class A	4	—	25	7	51	12	85	72	7	144
Class C	3	—	27	4	13	3	54	15	4	73
Class R3	4	—	—	—	33	3	—	22	2	41
Class R6	3	—	—	—	132	—	—	18	—	94
Distribution fees (Note B):
Trust Class	4	—	—	34	—	5	—	61	2	100
Advisor Class	—	—	—	145	17	—	—	—	3	—
Class A	4	—	24	7	49	11	82	69	6	138
Class C	10	1	104	15	51	10	206	60	15	279
Class R3	7	—	—	1	64	5	—	42	4	79
Shareholder servicing agent fees:
Investor Class	—	—	—	330	204	16	—	—	41	278
Trust Class	4	—	—	1	1	—	—	14	—	3
Advisor Class	—	—	—	1	1	—	—	—	—	—
Institutional Class	1	—	4	—	5	1	16	2	—	8
Class A	—	1	2	—	2	1	5	3	1	8
Class C	—	—	1	—	1	—	1	1	—	2
Class R3	—	—	—	—	2	—	—	2	—	2
Class R6	—	—	—	—	5	—	—	1	—	5
Audit fees	31	24	14	30	14	14	14	30	14	14
Custodian and accounting fees	64	40	50	86	85	36	94	46	40	134
Insurance expense	3	—	13	22	21	2	30	7	1	36
Legal fees	33	32	34	37	35	33	33	34	58	38
Registration and filing fees	53	32	42	66	76	53	42	58	63	94
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	1	—	—	—	—	—
Shareholder reports	6	1	67	39	60	7	45	27	7	83
Trustees' fees and expenses	23	23	23	24	24	23	24	23	23	25
Interest expense	1	—	16	—	—	—	36	3	—	2
Miscellaneous	10	3	22	46	39	5	55	15	5	68
Total expenses	806	186	3,460	6,327	5,271	649	6,499	2,714	787	8,535

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019	For the Six Months Ended February 28, 2019
Expenses reimbursed by Management (Note B)	(148)	(154)	(133)	—	—	(51)	—	(569)	(243)	—
Investment management fees waived (Note B)	—	—	—	—	—	(10)	—	—	—	—
Total net expenses	658	32	3,327	6,327	5,271	588	6,499	2,145	544	8,535
Net investment income/(loss)	$75	$1	$(782)	$12,499	$(1,217)	$404	$5,857	$3,376	$(404)	$10,487
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(1,308)	(431)	27,498	11,567	21,382	1,705	123,736	4,215	4,486	108,315
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Redemption in-kind	—	—	—	—	—	—	—	—	—	6,522
Settlement of foreign currency transactions	(15)	—	—	—	—	—	—	(3)	—	(10)
Expiration or closing of option contracts written	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(7,181)	(481)	(55,322)	10,502	(79,478)	(8,107)	(184,695)	5,547	(1,399)	(249,167)
Investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency translations	(20)	—	—	—	—	—	—	—	—	(32)
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain/(loss) on investments	(8,524)	(912)	(27,824)	22,069	(58,096)	(6,402)	(60,959)	9,759	3,087	(134,372)
Net increase/(decrease) in net assets resulting from operations	$(8,449)	$(911)	$(28,606)	$34,568	$(59,313)	$(5,998)	$(55,102)	$13,135	$2,683	$(123,885)

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUND
	For the Six Months Ended February 28, 2019
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$197
Dividend income—affiliated issuers (Note F)	—
Interest and other income—unaffiliated issuers	14
Income from securities loaned—net	—
Foreign taxes withheld	—
Total income	$211
Expenses:
Investment management fees (Note B)	43
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	7
Class A	4
Class C	4
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	3
Class C	16
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	—
Class A	1
Class C	—
Class R3	—
Class R6	—
Audit fees	28
Custodian and accounting fees	30
Insurance expense	—
Legal fees	34
Registration and filing fees	26
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	2
Trustees' fees and expenses	23
Interest expense	1	(Note E)
Miscellaneous	2
Total expenses	224

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Six Months Ended February 28, 2019
Expenses reimbursed by Management (Note B)	(145)
Investment management fees waived (Note B)	—
Total net expenses	79
Net investment income/(loss)	$132
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(46)
Transactions in investment securities of affiliated issuers	—
Redemption in-kind	—
Settlement of foreign currency transactions	—
Expiration or closing of option contracts written	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	259
Investment securities of affiliated issuers	—
Foreign currency translations	—
Option contracts written	—
Net gain/(loss) on investments	213
Net increase/(decrease) in net assets resulting from operations	$345

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$398	$742	$2,521	$11,458	$16,255	$38,077	$1,671	$3,117	$14,293	$26,015	$8	$35
Net realized gain/(loss) on investments (Note A)	(1,464)	2,730	(37,203)	17,698	19,925	83,988	(2,844)	59,547	553,534	1,471,513	62	341
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(1,691)	1,307	40,949	(107,491)	(57,060)	43,315	(34,261)	29,330	(1,222,429)	1,112,922	(399)	311
Net increase/(decrease) in net assets resulting from operations	(2,757)	4,779	6,267	(78,335)	(20,880)	165,380	(35,434)	91,994	(654,602)	2,610,450	(329)	687
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(47,553)	(52,413)	(163,651)	(228,148)	—	—
Trust Class	—	—	—	—	—	—	(3,793)	(8,081)	(133,145)	(187,683)	—	—
Advisor Class	—	—	—	—	—	—	(130)	(1,095)	(16,627)	(25,755)	—	—
Institutional Class	(2,645)	(1,042)	(10,212)	(5,443)	(60,051)	(81,637)	(594)	(710)	(289,491)	(451,315)	(280)	(25)
Class A	(83)	(42)	(222)	(229)	(9,085)	(11,944)	(237)	(403)	—	—	(22)	(1)
Class C	(140)	(46)	—	(22)	(11,086)	(15,405)	(111)	(635)	—	—	(6)	—
Class R3	—	—	—	(5)	(98)	(100)	—	—	—	—	—	—
Class R6	(1)	—	(1,646)	(1,139)	—	—	—	—	(401,114)	(462,929)	—	—
Total distributions to shareholders	(2,869)	(1,130)	(12,080)	(6,838)	(80,320)	(109,086)	(52,418)	(63,337)	(1,004,028)	(1,355,830)	(308)	(26)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	1,626	3,861	42,073	127,479	—	—
Trust Class	—	—	—	—	—	—	261	2,281	49,044	130,291	—	—
Advisor Class	—	—	—	—	—	—	106	340	10,376	30,289	—	—
Institutional Class	7,340	21,342	360,489	782,707	129,092	151,932	1,553	2,598	245,234	506,405	98	36
Class A	63	1,090	11,541	42,405	13,788	25,357	191	821	—	—	39	682
Class C	61	124	1,540	6,015	6,518	9,342	83	75	—	—	—	31
Class R3	—	—	228	606	239	1,027	—	—	—	—	—	—
Class R6	—	—	26,125	83,104	—	—	—	—	256,560	874,418	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	43,189	47,309	158,366	220,105	—	—
Trust Class	—	—	—	—	—	—	3,772	8,037	132,025	186,190	—	—
Advisor Class	—	—	—	—	—	—	130	1,093	15,820	24,454	—	—
Institutional Class	2,645	1,042	4,226	2,159	51,775	69,404	548	586	260,982	413,091	280	25
Class A	81	41	141	162	7,871	10,549	205	342	—	—	18	1
Class C	140	46	—	9	8,451	11,703	106	609	—	—	2	—
Class R3	—	—	—	3	69	51	—	—	—	—	—	—
Class R6	—	—	1,646	1,139	—	—	—	—	398,405	462,309	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(28,248)	(58,503)	(206,955)	(423,896)	—	—
Trust Class	—	—	—	—	—	—	(5,253)	(14,814)	(191,429)	(508,027)	—	—
Advisor Class	—	—	—	—	—	—	(643)	(1,836)	(29,685)	(81,711)	—	—
Institutional Class	(8,958)	(4,765)	(268,732)	(231,337)	(161,394)	(298,102)	(809)	(2,759)	(464,878)	(1,703,085)	(307)	(111)
Class A	(105)	(1,134)	(14,460)	(58,033)	(77,977)	(56,187)	(378)	(830)	—	—	(120)	(633)
Class C	(208)	(196)	(1,764)	(1,857)	(28,165)	(65,530)	(284)	(476)	—	—	(10)	(26)
Class R3	—	—	(606)	(603)	(760)	(736)	—	—	—	—	—	—
Class R6	—	—	(26,419)	(42,487)	—	—	—	—	(330,062)	(1,027,844)	—	—
Net increase/(decrease) from Fund share transactions	1,059	17,590	93,955	583,992	(50,493)	(141,190)	16,155	(11,266)	345,876	(769,532)	—	5
Net Increase/(Decrease) in Net Assets	(4,567)	21,239	88,142	498,819	(151,693)	(84,896)	(71,697)	17,391	(1,312,754)	485,088	(637)	666
Net Assets:
Beginning of period	58,544	37,305	1,376,268	877,449	1,608,156	1,693,052	764,461	747,070	11,304,933	10,819,845	5,310	4,644
End of period	$53,977	$58,544	$1,464,410	$1,376,268	$1,456,463	$1,608,156	$692,764	$764,461	$9,992,179	$11,304,933	$4,673	$5,310
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$18	$41	$(262)	$(66)	$3,580	$7,794	$1,456	$19,623	$75	$2,107	$1	$37
Net realized gain/(loss) on investments (Note A)	3	84	(2,403)	33,504	21,581	101,373	(7,922)	116,356	(1,323)	48,215	(431)	85
Change in net unrealized appreciation/(depreciation) of investments (Note A)	82	6	(1,930)	(23,420)	(127,759)	140,229	(126,242)	(45,513)	(7,201)	(36,156)	(481)	(120)
Net increase/(decrease) in net assets resulting from operations	103	131	(4,595)	10,018	(102,598)	249,396	(132,708)	90,466	(8,449)	14,166	(911)	2
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	(97,976)	(72,319)	(936)	(286)	—	—	—	—
Trust Class	—	—	—	—	(4,378)	(5,879)	(329)	(74)	(113)	(65)	—	—
Advisor Class	—	—	—	—	(26)	(12)	—	—	—	—	—	—
Institutional Class	(53)	(64)	(22,190)	(12,035)	(7,149)	(4,992)	(20,276)	(14,148)	(2,535)	(2,374)	(102)	(66)
Class A	(6)	(7)	(2,407)	(2,323)	(467)	(551)	(543)	(69)	(51)	(41)	(3)	(20)
Class C	(5)	(5)	(66)	(29)	(141)	(137)	(34)	—	(22)	(2)	(2)	(8)
Class R3	—	—	—	—	(27)	(33)	—	—	(36)	(28)	—	—
Class R6	—	—	—	—	—	—	(1,072)	(2,084)	(169)	(116)	(5)	(18)
Total distributions to shareholders	(64)	(76)	(24,663)	(14,387)	(110,164)	(83,923)	(23,190)	(16,661)	(2,926)	(2,626)	(112)	(112)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	5,800	11,911	918	5,762	—	—	—	—
Trust Class	—	—	—	—	1,271	3,580	1,077	6,248	123	149	—	—
Advisor Class	—	—	—	—	126	23	—	—	—	—	—	—
Institutional Class	853	47	—	5,552	10,506	16,287	235,395	651,839	13,142	17,951	41	5,506
Class A	8	27	—	4,771	1,093	1,039	6,102	25,730	160	1,347	3	66
Class C	—	31	—	14	386	172	604	4,054	162	159	—	28
Class R3	—	—	—	—	64	41	—	—	319	953	—	—
Class R6	—	—	—	—	—	—	17,689	87,406	17,650	190	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	92,683	68,235	893	273	—	—	—	—
Trust Class	—	—	—	—	4,325	5,813	310	70	74	62	—	—
Advisor Class	—	—	—	—	25	12	—	—	—	—	—	—
Institutional Class	53	64	21,068	11,338	7,064	4,838	14,015	11,700	2,481	2,312	102	67
Class A	3	3	2,279	2,261	442	523	157	30	38	36	1	9
Class C	3	3	56	25	130	127	25	—	11	1	—	—
Class R3	—	—	—	—	17	23	—	—	28	23	—	—
Class R6	—	—	—	—	—	—	1,072	2,084	169	115	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(53,048)	(94,582)	(5,302)	(14,869)	—	—	—	—
Trust Class	—	—	—	—	(6,328)	(15,794)	(6,473)	(13,234)	(160)	(791)	—	—
Advisor Class	—	—	—	—	(145)	(9)	—	—	—	—	—	—
Institutional Class	(62)	(39)	(28,338)	(43,135)	(9,623)	(19,040)	(483,940)	(393,626)	(12,269)	(102,410)	(160)	(71)
Class A	(10)	(210)	(2,825)	(18,374)	(2,159)	(2,155)	(14,137)	(33,923)	(726)	(2,627)	(5)	(177)
Class C	—	—	(51)	(77)	(107)	(305)	(3,087)	(3,521)	(462)	(360)	(7)	—
Class R3	—	—	—	—	(206)	(161)	—	—	(682)	(2,748)	—	—
Class R6	—	—	—	—	—	—	(8,494)	(158,868)	(510)	(1,000)	—	—
Net increase/(decrease) from Fund share transactions	848	(74)	(7,811)	(37,625)	52,316	(19,422)	(243,176)	177,155	19,548	(86,638)	(25)	5,428
Net Increase/(Decrease) in Net Assets	887	(19)	(37,069)	(41,994)	(160,446)	146,051	(399,074)	250,960	8,173	(75,098)	(1,048)	5,318
Net Assets:
Beginning of period	2,884	2,903	89,415	131,409	1,334,332	1,188,281	2,075,781	1,824,821	169,476	244,574	6,820	1,502
End of period	$3,771	$2,884	$52,346	$89,415	$1,173,886	$1,334,332	$1,676,707	$2,075,781	$177,649	$169,476	$5,772	$6,820

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$(782)	$(3,268)	$12,499	$20,674	$(1,217)	$(2,052)	$404	$639	$5,857	$11,256	$3,376	$7,613
Net realized gain/(loss) on investments (Note A)	27,498	92,774	11,567	171,588	21,382	141,296	1,705	8,362	123,736	179,589	4,212	26,044
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(55,322)	71,486	10,502	(15,860)	(79,478)	173,664	(8,107)	3,283	(184,695)	154,176	5,547	(12,168)
Net increase/(decrease) in net assets resulting from operations	(28,606)	160,992	34,568	176,402	(59,313)	312,908	(5,998)	12,284	(55,102)	345,021	13,135	21,489
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(135,000)	(93,531)	(44,035)	(39,598)	(2,762)	(2,645)	—	—	—	—
Trust Class	—	—	(7,863)	(6,005)	(6,739)	(5,336)	(668)	(859)	—	—	(6,539)	(9,106)
Advisor Class	—	—	(13,649)	(11,211)	(1,304)	(1,205)	—	—	—	—	—	—
Institutional Class	(66,824)	(43,660)	(13,795)	(7,533)	(30,078)	(28,019)	(3,918)	(2,609)	(147,622)	(188,278)	(9,292)	(11,703)
Class A	(2,298)	(908)	(546)	(230)	(3,791)	(3,926)	(528)	(720)	(6,424)	(5,812)	(2,913)	(4,640)
Class C	(2,355)	(1,255)	(266)	(180)	(980)	(859)	(137)	(188)	(3,583)	(4,128)	(598)	(898)
Class R3	—	—	(41)	(17)	(1,260)	(1,127)	(155)	(115)	—	—	(848)	(1,057)
Class R6	—	—	—	—	(37,921)	(24,371)	—	—	—	—	(2,954)	(3,179)
Total distributions to shareholders	(71,477)	(45,823)	(171,160)	(118,707)	(126,108)	(104,441)	(8,168)	(7,136)	(157,629)	(198,218)	(23,144)	(30,583)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	36,868	8,101	10,739	12,268	27,292	998	—	—	—	—
Trust Class	—	—	9,820	4,087	8,895	23,437	183	398	—	—	6,092	14,986
Advisor Class	—	—	5,069	5,499	2,213	5,456	—	—	—	—	—	—
Institutional Class	98,239	177,678	100,399	37,581	38,419	77,662	11,522	27,310	106,727	153,353	20,226	60,254
Class A	13,432	11,603	8,470	1,809	4,541	12,576	14,058	3,941	9,928	36,164	6,205	15,061
Class C	1,164	3,472	3,755	423	427	1,428	248	329	3,101	6,748	139	241
Class R3	—	—	106	172	36,733	4,513	253	1,160	—	—	3,879	4,732
Class R6	25	—	25	—	69,196	144,101	—	—	—	—	5,935	29,533

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	130,095	90,111	41,799	37,431	2,646	2,513	—	—	—	—
Trust Class	—	—	7,710	5,920	6,736	5,323	657	847	—	—	6,500	9,054
Advisor Class	—	—	13,624	11,200	819	787	—	—	—	—	—	—
Institutional Class	57,901	39,433	12,692	6,871	29,536	27,748	3,906	2,588	137,938	178,195	8,354	10,556
Class A	2,242	876	366	200	3,663	3,767	405	587	5,674	5,235	2,796	4,447
Class C	2,090	1,115	148	127	945	831	122	164	3,274	3,762	534	793
Class R3	—	—	34	12	1,164	1,015	134	92	—	—	803	988
Class R6	—	—	—	—	36,543	24,101	—	—	—	—	2,954	3,178
Payments for shares redeemed:
Investor Class	—	—	(54,705)	(132,889)	(27,021)	(42,932)	(1,629)	(5,671)	—	—	—	—
Trust Class	—	—	(5,771)	(19,162)	(10,485)	(13,534)	(644)	(2,306)	—	—	(24,094)	(44,221)
Advisor Class	—	—	(16,249)	(40,447)	(2,745)	(5,383)	—	—	—	—	—	—
Institutional Class	(125,105)	(490,716)	(17,521)	(30,147)	(97,017)	(126,889)	(11,536)	(8,770)	(424,791)	(431,903)	(29,806)	(82,169)
Class A	(10,081)	(13,148)	(1,520)	(1,907)	(20,507)	(26,324)	(3,745)	(3,437)	(33,525)	(24,170)	(11,167)	(41,552)
Class C	(3,239)	(5,400)	(434)	(938)	(973)	(1,861)	(382)	(757)	(4,366)	(9,355)	(2,513)	(5,979)
Class R3	—	—	(56)	(58)	(3,501)	(5,362)	(151)	(502)	—	—	(4,348)	(6,518)
Class R6	—	—	—	—	(57,195)	(52,519)	—	—	—	—	(6,575)	(20,531)
Net increase/(decrease) from Fund share transactions	36,668	(275,087)	232,925	(53,435)	72,924	107,640	43,339	19,484	(196,040)	(81,971)	(14,086)	(47,147)
Net Increase/(Decrease) in Net Assets	(63,415)	(159,918)	96,333	4,260	(112,497)	316,107	29,173	24,632	(408,771)	64,832	(24,095)	(56,241)
Net Assets:
Beginning of period	722,535	882,453	1,458,683	1,454,423	1,487,600	1,171,493	117,617	92,985	1,987,149	1,922,317	458,281	514,522
End of period	$659,120	$722,535	$1,555,016	$1,458,683	$1,375,103	$1,487,600	$146,790	$117,617	$1,578,378	$1,987,149	$434,186	$458,281

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND		VALUE FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$(404)	$(808)	$10,487	$14,867	$132	$190
Net realized gain/(loss) on investments (Note A)	4,486	18,089	114,827	226,047	(46)	1,801
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(1,399)	10,573	(249,199)	164,375	259	(264)
Net increase/(decrease) in net assets resulting from operations	2,683	27,854	(123,885)	405,289	345	1,727
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(10,344)	(749)	(47,002)	(44,085)	—	—
Trust Class	(673)	(49)	(16,512)	(13,644)	—	—
Advisor Class	(382)	(37)	—	—	—	—
Institutional Class	(2,842)	(180)	(76,097)	(52,580)	(1,033)	(965)
Class A	(822)	(48)	(9,516)	(6,950)	(168)	(231)
Class C	(539)	(42)	(4,557)	(3,146)	(223)	(294)
Class R3	(274)	(24)	(2,534)	(2,203)	—	—
Class R6	(4)	—	(23,974)	(22,818)	—	—
Total distributions to shareholders	(15,880)	(1,129)	(180,192)	(145,426)	(1,424)	(1,490)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,116	4,272	15,171	56,624	—	—
Trust Class	78	100	11,484	30,425	—	—
Advisor Class	745	833	—	—	—	—
Institutional Class	10,492	2,713	117,093	223,902	12,094	1,073
Class A	4,297	3,414	8,683	28,735	4,107	175
Class C	885	851	2,330	6,581	57	72
Class R3	724	1,595	3,709	16,496	—	—
Class R6	27	—	46,333	113,355	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND		VALUE FUND
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Proceeds from reinvestment of dividends and distributions:
Investor Class	10,178	736	45,674	43,405	—	—
Trust Class	642	47	16,406	13,567	—	—
Advisor Class	382	37	—	—	—	—
Institutional Class	2,797	177	68,421	48,046	1,032	965
Class A	804	47	8,676	6,304	166	231
Class C	508	41	4,059	2,762	221	294
Class R3	248	17	2,370	2,076	—	—
Class R6	—	—	23,974	22,818	—	—
Payments for shares redeemed:
Investor Class	(4,017)	(6,627)	(182,712)	(231,636)	—	—
Trust Class	(318)	(797)	(35,496)	(73,283)	—	—
Advisor Class	(693)	(663)	—	—	—	—
Institutional Class	(3,138)	(2,711)	(149,501)	(270,163)	(6,823)	(5,765)
Class A	(2,096)	(2,793)	(29,570)	(39,847)	(807)	(823)
Class C	(414)	(543)	(6,611)	(9,878)	(28)	(676)
Class R3	(1,066)	(934)	(7,185)	(27,732)	—	—
Class R6	—	—	(79,409)	(208,482)	—	—
Net increase/(decrease) from Fund share transactions	24,181	(188)	(116,101)	(245,925)	10,019	(4,454)
Net Increase/(Decrease) in Net Assets	10,984	26,537	(420,178)	13,938	8,940	(4,217)
Net Assets:
Beginning of period	100,087	73,550	2,406,962	2,393,024	12,782	16,999
End of period	$111,071	$100,087	$1,986,784	$2,406,962	$21,722	$12,782

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, ten offer Class R3 shares and twelve offer Class R6 shares. International Small Cap had no operations until December 8, 2016, other than matters relating to its organization and registration of shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", either reflects a zero balance or a balance that rounds to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, master limited partnerships, exchange-traded funds ("ETFs"), exchange-traded options purchased and written and convertible preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information that may include trade execution data and sensitivity analysis and adjustments (generally Level 2 inputs), when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2019 were $81,038, $1,749, $322,510, $279, $4,355, $615,756, $120, $6,162, $18,849 and $91, for Equity Income, Focus, Genesis, Guardian, Intrinsic Value, Large Cap Value, Mid Cap Growth, Multi-Cap Opportunities, Small Cap Growth and Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2019, the Funds did not have any unrecognized tax positions.

At February 28, 2019, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$48,062	$6,332	$1,368	$4,964
Emerging Markets Equity	1,377,041	171,626	61,399	110,227
Equity Income	1,190,543	270,792	7,268	263,524
Focus	578,865	133,036	19,012	114,024
Genesis	5,624,776	4,647,696	266,832	4,380,864
Global Equity	3,840	992	143	849
Global Real Estate	3,553	296	63	233
Greater China Equity	51,561	2,199	4,114	(1,915)
Guardian	947,267	269,689	46,225	223,464
International Equity	1,608,496	169,550	80,003	89,547
International Select	157,308	14,028	8,183	5,845
International Small Cap	6,411	215	593	(378)
Intrinsic Value	515,151	189,136	50,307	138,829
Large Cap Value	1,419,723	164,890	10,392	154,498
Mid Cap Growth	1,010,054	387,492	20,308	367,184
Mid Cap Intrinsic Value	135,355	17,127	5,754	11,373
Multi-Cap Opportunities	971,958	616,718	6,929	609,789
Real Estate	390,965	44,384	5,113	39,271
Small Cap Growth	98,996	18,965	1,677	17,288
Sustainable Equity	1,421,421	654,522	93,265	561,257
Value	20,721	1,199	67	1,132

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2018, the Funds recorded the following permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior period adjustments and redemptions in kind reversal. For the year ended August 31, 2018, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$189,275	$(189,275)
Emerging Markets Equity	—	—
Equity Income	12,984,372	(12,984,372)
Focus	4,606,442	(4,606,442)
Genesis	475,154,590	(475,154,590)
Global Equity	20,717	(20,717)
Global Real Estate	1,726	(1,726)

	Paid-in Capital	Total Distributable Earnings/(Losses)
Greater China Equity	$3,594,554	$(3,594,554)
Guardian	5,919,430	(5,919,430)
International Equity	37,206,314	(37,206,314)
International Select	21,992,369	(21,992,369)
International Small Cap	—	—
Intrinsic Value	20,359,455	(20,359,455)
Large Cap Value	14,557,892	(14,557,892)
Mid Cap Growth	11,952,539	(11,952,539)
Mid Cap Intrinsic Value	528,075	(528,075)
Multi-Cap Opportunities	14,775,843	(14,775,843)
Real Estate	3,936,792	(3,936,792)
Small Cap Growth	1,110,712	(1,110,712)
Sustainable Equity	62,498,276	(62,498,276)
Value	453,593	(453,593)

The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 was as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2018	2017		2018	2017		2018	2017		2018	2017
Dividend Growth	$505,410	$424,723		$624,343	$—		$—	$—		$1,129,753	$424,723
Emerging Markets Equity	6,837,681	2,329,876		—	—		—	—		6,837,681	2,329,876
Equity Income	45,816,093	39,266,540		63,269,560	55,209,628		—	—		109,085,653	94,476,168
Focus	33,895,157	4,063,802		29,442,423	62,918,885		—	—		63,337,580	66,982,687
Genesis	63,910,574	43,971,041		1,291,918,972	727,986,249		—	—		1,355,829,546	771,957,290
Global Equity	26,186	20,547		—	29,438		—	—		26,186	49,985
Global Real Estate	51,623	93,198		24,773	—		—	—		76,396	93,198
Greater China Equity	8,294,757	359,921		6,092,283	—		—	—		14,387,040	359,921
Guardian	21,564,458	9,321,117		62,358,000	125,688,817		—	—		83,922,458	135,009,934
International Equity	16,661,495	17,982,686		—	—		—	—		16,661,495	17,982,686
International Select	2,625,735	3,276,565		—	—		—	—		2,625,735	3,276,565
International Small Cap	112,414	—	(a)	—	—	(a)	—	—	(a)	112,414	—	(a)
Intrinsic Value	5,894,092	2,063,474		39,928,465	7,721,689		—	—		45,822,557	9,785,163
Large Cap Value	58,656,776	35,514,012		60,050,227	22,223,369		—	—		118,707,003	57,737,381
Mid Cap Growth	10,423,416	2,131,672		94,016,995	45,259,954		—	—		104,440,411	47,391,626
Mid Cap Intrinsic Value	1,057,152	558,393		6,079,356	—		—	—		7,136,508	558,393
Multi-Cap Opportunities	10,555,931	15,250,634		187,661,598	48,714,824		—	—		198,217,529	63,965,458
Real Estate	7,230,660	17,350,353		23,352,045	61,552,296		—	—		30,582,705	78,902,649
Small Cap Growth	—	—		1,129,421	—		—	—		1,129,421	—
Sustainable Equity	31,075,924	18,388,890		114,350,242	96,903,943		—	—		145,426,166	115,292,833
Value	1,066,913	128,375		423,175	—		—	—		1,490,088	128,375

(a)  Period from December 8, 2016 (Commencement of operations) to August 31, 2017.

As of August 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$877,894	$1,990,913	$6,738,906	$—	$—	$9,607,713
Emerging Markets Equity	8,368,162	—	68,598,350	(32,577,911)	(24,392)	44,364,209
Equity Income	3,293,463	62,864,823	319,878,855	—	—	386,037,141
Focus	18,915,201	33,500,388	148,183,737	—	(93,052)	200,506,274
Genesis	12,252,532	716,337,104	5,601,700,263	—	—	6,330,289,899
Global Equity	69,946	202,361	1,247,158	—	—	1,519,465
Global Real Estate	20,521	30,668	148,661	—	(1,956)	197,894
Greater China Equity	11,363,724	13,298,695	64,166	(8,149,349)	(19,491)	16,557,745
Guardian	21,328,032	69,648,913	350,230,942	—	(152,856)	441,055,031
International Equity	15,226,127	4,706,282	216,712,502	—	(772)	236,644,139
International Select	1,079,915	1,682,043	13,009,540	—	(18,197)	15,753,301
International Small Cap	15,144	96,500	103,194	—	—	214,838
Intrinsic Value	10,369,130	47,017,073	194,182,125	—	(87,292)	251,481,036
Large Cap Value	42,752,899	117,218,073	143,468,307	—	—	303,439,279
Mid Cap Growth	20,884,520	88,701,385	445,696,405	—	—	555,282,310
Mid Cap Intrinsic Value	2,732,619	2,895,998	19,512,200	—	—	25,140,817
Multi-Cap Opportunities	7,855,793	101,834,530	793,968,140	—	—	903,658,463
Real Estate	—	18,055,280	34,409,454	—	—	52,464,734
Small Cap Growth	10,737,456	5,142,866	19,053,596	—	—	34,933,918
Sustainable Equity	4,836,081	128,948,292	810,473,210	—	—	944,257,583
Value	418,346	901,545	1,062,000	—	—	2,381,891

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles, unsettled short sales, capital loss carryforwards, unamortized organization expenses, partnership basis adjustments, non-real estate investment trust ("REIT") income adjustments, convertible bond adjustments, non-REIT non-taxable adjustments, loss limitation due to ownership change and tax adjustments related to REITs, PFICs, partnerships and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2018, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Long-Term		Short-Term
Emerging Markets Equity	$11,086,286		$21,491,625
Greater China Equity	1,175,932	*	6,973,417	*

*  Future utilization is limited under current tax regulation.

During the year ended August 31, 2018, Emerging Markets Equity, Global Equity, Greater China Equity, International Equity and International Select utilized capital loss carryforwards of $18,748,333, $77,199, $1,506,051, $74,012,423 and $23,982,792, respectively.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At February 28, 2019, Emerging Markets Equity had realized capital gains taxes of $5,326 which is reflected in the Statements of Operations.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate and Sustainable Equity to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At February 28, 2019, these Funds estimated these amounts for the period January 1, 2019 to February 28, 2019 within the financial statements because the 2019 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2018, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: Certain Funds' use of derivatives during the six months ended February 28, 2019, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 28, 2019. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: For the six months ended February 28, 2019, Equity Income, Focus and Guardian, used options written and Guardian used options purchased. Equity Income used options written to generate incremental returns. Focus used options written to enhance total return; written calls were used for hedging purposes and to manage the risk profile of the Fund, and written puts were used to enhance returns and to gain exposure to certain securities. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a fund has written expires unexercised, a fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At February 28, 2019, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Guardian
Options purchased	Investments in securities, at value	$157	$157
Total Value—Assets		$157	$157

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(882)	$(882)
Total Value—Liabilities		$(882)	$(882)
Guardian
Options written	Option contracts written, at value	$(1,276)	$(1,276)
Total Value—Liabilities		$(1,276)	$(1,276)

The impact of the use of derivative instruments on the Statements of Operations during the six months ended February 28, 2019, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$1,256	$1,256
Total Realized Gain/(Loss)		$1,256	$1,256
Focus
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$176	$176
Total Realized Gain/(Loss)		$176	$176
Guardian
Options purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	$(1,552)	$(1,552)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	234	234
Total Realized Gain/(Loss)		$(1,318)	$(1,318)

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$608	$608
Total Change in Appreciation/(Depreciation)		$608	$608
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	$54	$54
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(477)	(477)
Total Change in Appreciation/(Depreciation)		$(423)	$(423)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, Focus and Guardian did not hold any derivative instruments during the six months ended February 28, 2019 that require additional disclosures pursuant to ASC 815.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended February 28, 2019, the Funds listed below received income under the securities lending arrangement as follows:

(000's omitted)
Emerging Markets Equity	$28
Focus	7
Guardian	65
International Equity	118
International Select	10
International Small Cap	3
Large Cap Value	17
Mid Cap Growth	9
Small Cap Growth	7
Value	—

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market Fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of February 28, 2019, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

(000's omitted)	Value of Securities Loaned
Emerging Markets Equity	$16,656
Guardian	12,130
International Equity	23,352
International Select	1,111
International Small Cap	215
Large Cap Value	37,629
Small Cap Growth	5,036
Value	531

As of February 28, 2019, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
(000's omitted)	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$17,221	$—	$—	$—	$17,221
Guardian	12,311	—	—	—	12,311
International Equity	24,605	—	—	—	24,605
International Select	1,160	—	—	—	1,160
International Small Cap	227	—	—	—	227
Large Cap Value	39,478	—	—	—	39,478
Small Cap Growth	5,289	—	—	—	5,289
Value	557	—	—	—	557

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Equity, Guardian, International Equity, International Select, International Small Cap, Large Cap Value, Small Cap Growth and Value held one or more of these investments at February 28, 2019. The Funds' security lending assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of February 28, 2019.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities Lending	$16,656	$—	$16,656
Total	$16,656	$—	$16,656
Guardian
Securities Lending	$12,130	$—	$12,130
Total	$12,130	$—	$12,130
International Equity
Securities Lending	$23,352	$—	$23,352
Total	$23,352	$—	$23,352
International Select
Securities Lending	$1,111	$—	$1,111
Total	$1,111	$—	$1,111
International Small Cap
Securities Lending	$215	$—	$215
Total	$215	$—	$215
Large Cap Value
Securities Lending	$37,629	$—	$37,629
Total	$37,629	$—	$37,629
Small Cap Growth
Securities Lending	$5,036	$—	$5,036
Total	$5,036	$—	$5,036
Value
Securities Lending	$531	$—	$531
Total	$531	$—	$531

  Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)
Emerging Markets Equity
State Street Bank and Trust Company	$16,656	$—	$(16,656)	$—
Total	$16,656	$—	$(16,656)	$—
Guardian
State Street Bank and Trust Company	$12,130	$—	$(12,130)	$—
Total	$12,130	$—	$(12,130)	$—
International Equity
State Street Bank and Trust Company	$23,352	$—	$(23,352)	$—
Total	$23,352	$—	$(23,352)	$—
International Select
State Street Bank and Trust Company	$1,111	$—	$(1,111)	$—
Total	$1,111	$—	$(1,111)	$—
International Small Cap
State Street Bank and Trust Company	$215	$—	$(215)	$—
Total	$215	$—	$(215)	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)
Large Cap Value
State Street Bank and Trust Company	$37,629	$—	$(37,629)	$—
Total	$37,629	$—	$(37,629)	$—
Small Cap Growth
State Street Bank and Trust Company	$5,036	$—	$(5,036)	$—
Total	$5,036	$—	$(5,036)	$—
Value
State Street Bank and Trust Company	$531	$—	$(531)	$—
Total	$531	$—	$(531)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b)  Net Amount represents amounts subject to loss at February 28, 2019, in the event of a counterparty failure.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  In-kind subscription: Under certain circumstances, and when considered to be in the best interest of a Fund, a Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended August 31, 2018, Genesis accepted $117,648,065 of in-kind subscriptions.

15  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2018, Genesis, International Equity, International Select and Sustainable Equity realized net gains of $266,798,836, $37,148,378, $22,204,328 and $39,512,498, respectively, on $475,404,196, $122,988,128, $70,976,192 and $103,913,811, respectively, of in-kind redemptions. During the six months ended February 28, 2019, Sustainable Equity realized net gains of $6,522,092 on $18,000,005 of in-kind redemptions.

16  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis(a), Intrinsic Value, and Small Cap Growth:
	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
	1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(b):
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For International Small Cap:
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(b), Sustainable Equity and Value:
	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
	0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Greater China Equity:
	1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%

(a)  Effective April 25, 2017, the investment management fee is 0.60% of average daily net assets in excess of $14 billion for Genesis.

(b)  Effective November 15, 2018, Management has voluntarily agreed to waive its management fee in the amount of 0.07% of the average daily net assets of International Equity (0.04% effective November 1, 2017, 0.15% effective June 1, 2017). Effective November 15, 2018, Management has voluntarily agreed to waive its management fee in the amount of 0.03% of the average daily net assets of Mid Cap Intrinsic Value. Effective November 1, 2017, Management removed the voluntary waiver of its management fee of Mid Cap Intrinsic Value. Prior to that, Management had voluntarily agreed to waive its management fee in the amount of 0.19% of the average daily net assets of Mid Cap Intrinsic Value effective December 19, 2016. Management may, at its sole discretion, modify or terminate the voluntary waiver without notice to International Equity and Mid Cap Intrinsic Value, respectively. For the six months ended February 28, 2019, such waived fees amounted to $504,090 and $9,581 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

Accordingly, for the six months ended February 28, 2019, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.95%		Intrinsic Value	0.81%
Equity Income	0.49%		Large Cap Value	0.49%
Focus	0.53%		Mid Cap Growth	0.50%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Greater China Equity	1.10%		Multi-Cap Opportunities	0.53%
Guardian	0.50%		Small Cap Growth	0.85%
International Equity	0.78	%(a)	Sustainable Equity	0.47%
International Select	0.55%		Value	0.55%

(a)  0.72% annual effective net rate of the Fund's average daily net assets.

(b)  0.53% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.20% for each of Investor Class, Class A, Class C and Class R3; 0.34% for each of Trust Class and Advisor Class; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of its average daily net assets). Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for each of Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.08% for Class R6 (prior to December 6, 2018), each as a percentage of its average daily net assets. This did not result in an increase in the administration fee for any share class. Effective December 6, 2018, the administration fee for Class R6 changed to 0.05% as a percentage of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

				Expenses Reimbursed in Year Ended August 31,
				2016		2017	2018	2019
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2019		2020	2021	2022
Dividend Growth Institutional Class	0.69%		8/31/22	$215,047	(b)	$258,355	$245,104	$128,911
Dividend Growth Class A	1.05%		8/31/22	9,994	(b)	8,372	11,408	4,952
Dividend Growth Class C	1.80%		8/31/22	9,444	(b)	20,432	17,402	8,133
Dividend Growth Class R6	0.59	%(c)	8/31/22	15,585	(b)	484	158	75
Emerging Markets Equity Institutional Class	1.25%		8/31/22	528,129		460,088	231,794	25,799
Emerging Markets Equity Class A	1.50%		8/31/22	54,600		91,792	92,255	29,930
Emerging Markets Equity Class C	2.25%		8/31/22	13,399		11,097	12,202	4,992
Emerging Markets Equity Class R3	1.91%		8/31/22	1,403		1,161	24	87
Emerging Markets Equity Class R6	1.15	%(c)	8/31/22	119,612		88,158	7,769	—
Equity Income Institutional Class	0.80%		8/31/22	—		—	—	—
Equity Income Class A	1.16%		8/31/22	—		—	—	—
Equity Income Class C	1.91%		8/31/22	—		—	—	—
Equity Income Class R3	1.41%		8/31/22	—		—	—	—
Focus Trust Class	1.50%		8/31/22	—		—	—	—
Focus Advisor Class	1.50%		8/31/22	—		—	—	—
Focus Institutional Class	0.75%		8/31/22	755		209	—	59
Focus Class A	1.11%		8/31/22	1,451		580	312	177
Focus Class C	1.86%		8/31/22	893		336	137	92
Genesis Trust Class	1.50%		8/31/22	—		—	—	—
Genesis Advisor Class	1.50%		8/31/22	—		—	—	—
Genesis Institutional Class	0.85%		8/31/22	—		—	—	—
Genesis Class R6	0.75	%(d)	8/31/22	—		—	872,606	186,988
Global Equity Institutional Class	0.75	%(e)	8/31/22	240,098		239,590	259,479	138,518
Global Equity Class A	1.11	%(e)	8/31/22	38,361		24,676	30,042	12,605
Global Equity Class C	1.86	%(e)	8/31/22	16,073		8,112	6,624	3,605
Global Real Estate Institutional Class	1.00%		8/31/22	197,159		202,973	220,996	112,243
Global Real Estate Class A	1.36%		8/31/22	64,529		38,044	30,605	14,808
Global Real Estate Class C	2.11%		8/31/22	25,169		25,661	28,315	14,553
Greater China Equity Institutional Class	1.50%		8/31/22	229,329		164,058	79,507	83,394
Greater China Equity Class A	1.86%		8/31/22	7,590		9,343	28,600	16,020
Greater China Equity Class C	2.61%		8/31/22	320		321	536	402
Guardian Trust Class	1.50%		8/31/22	—		—	—	—
Guardian Advisor Class	1.50%		8/31/22	—		—	—	—
Guardian Institutional Class	0.75%		8/31/22	—		—	—	—
Guardian Class A	1.11%		8/31/22	—		—	—	—
Guardian Class C	1.86%		8/31/22	—		—	—	—
Guardian Class R3	1.36%		8/31/22	148		88	20	40

				Expenses Reimbursed in Year Ended August 31,
				2016	2017		2018	2019
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020		2021	2022
International Equity Investor Class	1.40%		8/31/22	$—	$—		$—	$—
International Equity Trust Class	2.00%		8/31/22	—	—		—	—
International Equity Institutional Class	0.85%		8/31/22	—	—		1,186,829	692,593
International Equity Class A	1.21%		8/31/22	10,042	—		59,940	27,986
International Equity Class C	1.96%		8/31/22	2,521	—		12,453	5,858
International Equity Class R6	0.75	%(c)	8/31/22	—	—		146,965	37,318
International Select Trust Class	1.15	%(f)	8/31/22	12,258	12,594		18,565	10,070
International Select Institutional Class	0.80	%(f)	8/31/22	91,989	141,368		244,239	121,317
International Select Class A	1.16	%(f)	8/31/22	1,276	3,083		6,671	3,337
International Select Class C	1.91	%(f)	8/31/22	1,955	2,278		3,656	1,920
International Select Class R3	1.41	%(f)	8/31/22	2,218	3,513		6,179	2,879
International Select Class R6	0.70	%(f)	8/31/22	—	1,906	(g)	13,555	8,684
International Small Cap Institutional Class	1.05%		8/31/22	—	159,342	(h)	257,330	139,857
International Small Cap Class A	1.41%		8/31/22	—	65,158	(h)	16,926	4,942
International Small Cap Class C	2.16%		8/31/22	—	25,270	(h)	8,534	3,398
International Small Cap Class R6	0.95	%(c)	8/31/22	—	50,711	(h)	15,753	5,860
Intrinsic Value Institutional Class	1.00%		8/31/22	357,588	205,715		93,339	121,668
Intrinsic Value Class A	1.36%		8/31/22	58,200	21,955		8,931	6,206
Intrinsic Value Class C	2.11%		8/31/22	22,495	9,376		4,695	4,737
Intrinsic Value Class R6	0.90%		8/31/22	—	—		—	11	(i)
Large Cap Value Trust Class	1.50%		8/31/22	—	—		—	—
Large Cap Value Advisor Class	1.50%		8/31/22	—	—		—	—
Large Cap Value Institutional Class	0.70%		8/31/22	—	—		—	—
Large Cap Value Class A	1.11%		8/31/22	—	—		—	—
Large Cap Value Class C	1.86%		8/31/22	—	—		—	—
Large Cap Value Class R3	1.36%		8/31/22	126	70		3	1
Large Cap Value Class R6	0.60%		8/31/22	—	—		—	10	(i)
Mid Cap Growth Trust Class	1.50%		8/31/22	—	—		—	—
Mid Cap Growth Advisor Class	1.50%		8/31/22	—	—		—	—
Mid Cap Growth Institutional Class	0.75%		8/31/22	—	—		—	—
Mid Cap Growth Class A	1.11%		8/31/22	—	—		—	—
Mid Cap Growth Class C	1.86%		8/31/22	—	—		—	—
Mid Cap Growth Class R3	1.36%		8/31/22	—	—		—	—
Mid Cap Growth Class R6	0.65	%(c)	8/31/22	—	—		—	—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/22	—	—		—	—
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/22	8,167	—		9,030	4,722
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/22	24,711	5,015		61,130	35,955

				Expenses Reimbursed in Year Ended August 31,
				2016	2017	2018	2019
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2019	2020	2021	2022
Mid Cap Intrinsic Value Class A	1.21%		8/31/22	$17,891	$4,690	$13,941	$6,690
Mid Cap Intrinsic Value Class C	1.96%		8/31/22	4,388	1,218	3,434	1,616
Mid Cap Intrinsic Value Class R3	1.46%		8/31/22	1,736	629	3,348	1,864
Multi-Cap Opportunities Institutional Class	1.00%		8/31/22	—	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/22	—	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/22	—	—	—	—
Real Estate Trust Class	1.50	%(j)	8/31/22	—	—	—	—
Real Estate Institutional Class	0.85%		8/31/22	588,136	418,961	355,600	178,844
Real Estate Class A	1.21%		8/31/22	261,138	193,727	145,323	60,241
Real Estate Class C	1.96%		8/31/22	62,906	47,102	33,477	13,497
Real Estate Class R3	1.46%		8/31/22	50,219	46,018	39,632	19,816
Real Estate Class R6	0.75	%(c)	8/31/22	70,754	85,221	110,981	57,816
Small Cap Growth Investor Class	1.30	%(j)	8/31/22	243,435	221,840	248,687	118,976
Small Cap Growth Trust Class	1.40	%(j)	8/31/22	24,155	19,320	17,589	8,167
Small Cap Growth Advisor Class	1.60	%(j)	8/31/22	10,968	8,126	8,542	4,380
Small Cap Growth Institutional Class	0.90%		8/31/22	94,448	61,816	81,452	46,224
Small Cap Growth Class A	1.26%		8/31/22	26,066	20,750	25,896	14,958
Small Cap Growth Class C	2.01%		8/31/22	13,463	11,214	14,080	8,758
Small Cap Growth Class R3	1.51%		8/31/22	8,774	6,935	9,492	5,044
Small Cap Growth Class R6	0.80%		8/31/22	—	—	—	105 (k)
Sustainable Equity Trust Class	1.50%		8/31/22	—	—	—	—
Sustainable Equity Institutional Class	0.75%		8/31/22	—	—	—	—
Sustainable Equity Class A	1.11%		8/31/22	—	—	—	—
Sustainable Equity Class C	1.86%		8/31/22	—	—	—	—
Sustainable Equity Class R3	1.36%		8/31/22	—	—	—	—
Sustainable Equity Class R6	0.65	%(c)	8/31/22	—	—	—	—
Value Institutional Class	0.75	%(j)	8/31/22	172,294	165,002	169,458	86,581
Value Class A	1.11	%(j)	8/31/22	87,821	66,962	50,138	25,069
Value Class C	1.86	%(j)	8/31/22	9,526	41,187	65,116	29,898

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(c)  Prior to December 6, 2018, the contractual expense limitation was 0.62%, 1.18%, 0.78%, 0.98%, 0.68%, 0.78% and 0.68% for Class R6 for Dividend Growth, Emerging Markets Equity, International Equity, International Small Cap, Mid Cap Growth, Real Estate and Sustainable Equity, respectively.

(d)  Prior to October 16, 2017, the contractual expense limitation was 0.78%.

(e)  Prior to December 8, 2016, the contractual expense limitation was 1.15% for Institutional Class, 1.51% for Class A and 2.26% for Class C.

(f)  Prior to December 6, 2018, the contractual expense limitation was 0.73% for Class R6. Prior to December 8, 2016, the contractual expense limitation was 1.25% for Trust Class, 0.90% for Institutional Class, 1.30% for Class A, 2.00% for Class C, and 1.51% for Class R3 and 0.83% for Class R6.

(g)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(h)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(i)  Period from January 18, 2019 (Commencement of Operations) to February 28, 2019.

(j)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses, so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below:

Class	Voluntary Expense Limitation	Expenses Voluntarily Waived in Six Months Ended February 28, 2019 Not Subject to Repayment(l)
Real Estate Trust Class	1.04%	$238,884
	Effective November 15, 2018
Small Cap Growth Investor Class*	1.18%	32,865
	Effective September 7, 2018
Small Cap Growth Trust Class**	1.29%	2,084
Small Cap Growth Advisor Class***	1.44%	1,793
	Effective March 14, 2019
Value Institutional Class****	0.70%	2,590
	Effective January 1, 2019
Value Class A*****	1.07%	400
	Effective January 1, 2019
Value Class C******	1.81%	691

*  1.20% from September 7, 2018 to November 14, 2018; 1.21% prior to September 7, 2018.

**  1.37% prior to September 7, 2018.

***  1.51% prior to September 7, 2018.

****  0.69% from January 1, 2019 to March 13, 2019; 0.70% from March 21, 2018 to December 31, 2018; 0.69% from January 2, 2018 to March 20, 2018; 0.70% from December 30, 2015 to January 1, 2018; 0.71% from September 18, 2015 to December 29, 2015; 0.70% from June 22, 2015 to September 17, 2015.

*****  1.09% from September 12, 2018 to December 31, 2018; 1.08% from March 21, 2018 to September 11, 2018; 1.05% from September 12, 2017 to March 20, 2018; 1.07% from March 15, 2017 to September 11, 2017; 1.08% from June 15, 2016 to March 14, 2017; 1.09% from December 30, 2015 to June 14, 2016; 1.10% from September 18, 2015 to December 29, 2015; 1.07% from June 22, 2015 to September 17, 2015.

******  1.82% from March 21, 2018 to December 31, 2018; 1.80% from January 2, 2018 to March 20, 2018; 1.79% from September 12, 2017 to January 1, 2018; 1.82% from June 15, 2016 to September 11, 2017; 1.83% from September 18, 2015 to June 14, 2016; 1.82% from March 13, 2015 to September 17, 2015.

(k)  Period from September 7, 2018 (Commencement of Operations) to February 28, 2019.

(l)  Voluntary reimbursements are not subject to recovery by Management and are terminable by Management upon notice to Real Estate, Small Cap Growth and Value.

Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended February 28, 2019, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Emerging Market Equity Class R6	$8,130
Mid Cap Growth Class R3	945

As previously announced, on April 28, 2017, NBIA retained Green Court Capital Management Limited as the subadviser to Greater China Equity, replacing Neuberger Berman Asia Limited. The nature and level of the services provided under the new Sub-Advisory Agreement are the same as under the previous Sub-Advisory Agreement, and there will be no change in the fees incurred by the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2019, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$—	$—	$—	$—
Dividend Growth Class C	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Class A	$7,032	$—	$—	$—
Emerging Markets Equity Class C	—	2,780	—	—
Equity Income Class A	6,440	—	—	—
Equity Income Class C	—	1,687	—	—
Focus Class A	—	—	—	—
Focus Class C	—	—	—	—
Genesis Class A	—	—	—	—
Genesis Class C	—	—	—	—
Global Equity Class A	—	—	—	—
Global Equity Class C	—	—	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	13	—	—
Guardian Class A	1,806	—	—	—
Guardian Class C	—	—	—	—
International Equity Class A	1,982	—	—	—
International Equity Class C	—	4,264	—	—
International Select Class A	1	—	—	—
International Select Class C	—	863	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	2,442	—	—	—
Intrinsic Value Class C	—	605	—	—
Large Cap Value Class A	6,968	—	—	—
Large Cap Value Class C	—	140	—	—
Mid Cap Growth Class A	1,923	—	—	—
Mid Cap Growth Class C	—	506	—	—
Mid Cap Intrinsic Value Class A	627	—	—	—
Mid Cap Intrinsic Value Class C	—	165	—	—
Multi-Cap Opportunities Class A	9,867	—	—	—
Multi-Cap Opportunities Class C	—	1,754	—	—
Real Estate Class A	660	—	—	—
Real Estate Class C	—	714	—	—
Small Cap Growth Class A	2,867	—	—	—
Small Cap Growth Class C	—	228	—	—
Sustainable Equity Class A	11,108	—	—	—
Sustainable Equity Class C	—	4,540	—	—
Value Class A	222	—	—	—
Value Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended February 28, 2019, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Dividend Growth	$14,668	$15,093	International Small Cap	$1,088	$1,203
Emerging Markets Equity	273,969	191,290	Intrinsic Value	66,650	118,074
Equity Income	296,922	399,347	Large Cap Value	516,732	618,781
Focus	117,919	156,100	Mid Cap Growth	310,906	353,505
Genesis	673,545	1,305,863	Mid Cap Intrinsic Value	53,117	20,772
Global Equity	387	690	Multi-Cap Opportunities	330,310	683,618
Global Real Estate	1,552	775	Real Estate	100,722	133,838
Greater China Equity	8,645	40,792	Small Cap Growth	93,546	93,075
Guardian	187,706	257,999	Sustainable Equity	161,026	392,448
International Equity	198,315	472,050	Value	15,885	9,953
International Select	16,089	21,001

During the six months ended February 28, 2019, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2019 and the year ended August 31, 2018 was as follows:

	For the Six Months Ended February 28, 2019				For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	613	232	(764)	81	1,594	79	(351)	1,322
Class A	5	7	(8)	4	80	3	(83)	—
Class C	5	12	(17)	—	9	3	(14)	(2)
Class R6	—	—	—	—	—	—	—	—
Emerging Markets Equity(a)
Institutional Class	19,881	243	(14,941)	5,183	37,031	103	(11,160)	25,974
Class A	631	8	(788)	(149)	1,992	8	(2,796)	(796)
Class C	85	—	(97)	(12)	281	—	(89)	192
Class R3	12	—	(33)	(21)	29	—	(29)	—
Class R6	1,424	95	(1,416)	103	3,929	55	(2,000)	1,984

	For the Six Months Ended February 28, 2019				For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Equity Income
Institutional Class	10,491	4,338	(13,063)	1,766	11,451	5,290	(22,423)	(5,682)
Class A	1,111	662	(6,405)	(4,632)	1,919	806	(4,251)	(1,526)
Class C	540	719	(2,273)	(1,014)	713	900	(4,985)	(3,372)
Class R3	19	6	(62)	(37)	79	4	(55)	28
Focus(c)
Investor Class	65	1,894	(1,123)	836	140	1,793	(2,136)	(203)
Trust Class	10	165	(207)	(32)	82	305	(533)	(146)
Advisor Class	4	6	(25)	(15)	11	41	(64)	(12)
Institutional Class	62	24	(32)	54	95	22	(101)	16
Class A	8	9	(16)	1	29	13	(29)	13
Class C	3	5	(12)	(4)	3	23	(16)	10
Genesis(b)
Investor Class	770	3,261	(3,778)	253	2,128	3,861	(6,999)	(1,010)
Trust Class	870	2,716	(3,438)	148	2,164	3,263	(8,346)	(2,919)
Advisor Class	193	326	(535)	(16)	505	428	(1,364)	(431)
Institutional Class	4,519	5,386	(8,716)	1,189	8,421	7,259	(27,980)	(12,300)
Class R6	4,708	8,231	(5,894)	7,045	14,262	8,129	(16,751)	5,640
Global Equity(a)
Institutional Class	13	41	(43)	11	5	3	(14)	(6)
Class A	5	3	(16)	(8)	82	—	(74)	8
Class C	—	—	(1)	(1)	4	—	(3)	1
Global Real Estate
Institutional Class	78	5	(6)	77	5	6	(4)	7
Class A	1	—	(1)	—	3	—	(20)	(17)
Class C	—	1	—	1	3	—	—	3
Greater China Equity
Institutional Class	—	2,620	(3,117)	(497)	343	732	(2,643)	(1,568)
Class A	—	285	(231)	54	296	146	(1,120)	(678)
Class C	—	7	(4)	3	1	2	(5)	(2)
Guardian(c)
Investor Class	342	6,183	(3,187)	3,338	662	3,906	(5,244)	(676)
Trust Class	74	288	(364)	(2)	197	333	(870)	(340)
Advisor Class	7	1	(9)	(1)	1	1	—	2
Institutional Class	636	471	(608)	499	903	277	(1,054)	126
Class A	61	29	(136)	(46)	56	30	(118)	(32)
Class C	25	9	(6)	28	9	7	(17)	(1)
Class R3	4	1	(12)	(7)	3	1	(9)	(5)

	For the Six Months Ended February 28, 2019				For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
International Equity(c)
Investor Class	76	81	(450)	(293)	429	21	(1,121)	(671)
Trust Class	90	28	(547)	(429)	471	5	(999)	(523)
Institutional Class	20,168	1,269	(41,667)	(20,230)	48,906	889	(29,829)	19,966
Class A	519	14	(1,202)	(669)	1,947	2	(2,560)	(611)
Class C	50	2	(263)	(211)	305	—	(265)	40
Class R6	1,423	97	(714)	806	6,784	158	(11,940)	(4,998)
International Select
Trust Class	11	7	(14)	4	11	5	(62)	(46)
Institutional Class	1,126	227	(1,051)	302	1,370	180	(7,831)	(6,281)
Class A	13	4	(62)	(45)	102	3	(197)	(92)
Class C	14	1	(41)	(26)	12	—	(27)	(15)
Class R3	28	2	(57)	(27)	74	2	(210)	(134)
Class R6	1,477	15	(45)	1,447	14	9	(74)	(51)
International Small Cap
Institutional Class	3	10	(14)	(1)	414	5	(6)	413
Class A	—	—	—	—	5	1	(14)	(8)
Class C	—	—	—	—	2	—	—	2
Class R6	—	—	—	—	—	—	—	—
Intrinsic Value(a)
Institutional Class	6,602	4,347	(8,809)	2,140	10,567	2,425	(28,642)	(15,650)
Class A	811	168	(683)	296	683	54	(781)	(44)
Class C	78	157	(214)	21	202	68	(316)	(46)
Class R6(d)	2	—	—	2	—	—	—	—
Large Cap Value(b)
Investor Class	1,266	4,724	(1,794)	4,196	257	2,893	(4,192)	(1,042)
Trust Class	338	279	(190)	427	127	190	(609)	(292)
Advisor Class	163	494	(524)	133	173	359	(1,279)	(747)
Institutional Class	3,464	462	(585)	3,341	1,178	221	(956)	443
Class A	299	13	(53)	259	58	6	(59)	5
Class C	132	5	(15)	122	13	4	(29)	(12)
Class R3	4	1	(2)	3	5	1	(2)	4
Class R6(d)	1	—	—	1	—	—	—	—

	For the Six Months Ended February 28, 2019				For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Growth(b)
Investor Class	807	3,344	(1,925)	2,226	786	2,564	(2,772)	578
Trust Class	554	539	(715)	378	1,520	365	(868)	1,017
Advisor Class	159	66	(196)	29	357	54	(346)	65
Institutional Class	2,608	2,357	(7,206)	(2,241)	5,005	1,900	(8,119)	(1,214)
Class A	302	294	(1,433)	(837)	807	258	(1,718)	(653)
Class C	29	76	(70)	35	90	57	(120)	27
Class R3	2,982	94	(241)	2,835	293	70	(345)	18
Class R6	4,874	2,912	(4,097)	3,689	9,212	1,651	(3,366)	7,497
Mid Cap Intrinsic Value(a)
Investor Class	1,314	143	(76)	1,381	43	111	(244)	(90)
Trust Class	9	35	(30)	14	17	37	(99)	(45)
Institutional Class	540	211	(593)	158	1,167	115	(376)	906
Class A	679	22	(170)	531	168	26	(146)	48
Class C	13	7	(18)	2	13	7	(32)	(12)
Class R3	11	7	(7)	11	51	4	(22)	33
Multi-Cap Opportunities(a)
Institutional Class	6,089	8,557	(23,985)	(9,339)	8,019	9,663	(22,825)	(5,143)
Class A	550	351	(1,958)	(1,057)	1,898	283	(1,279)	902
Class C	178	202	(244)	136	351	203	(486)	68
Real Estate
Trust Class	493	538	(1,918)	(887)	1,148	689	(3,405)	(1,568)
Institutional Class	1,612	689	(2,390)	(89)	4,745	802	(6,386)	(839)
Class A	492	232	(889)	(165)	1,168	338	(3,275)	(1,769)
Class C	11	45	(207)	(151)	18	60	(467)	(389)
Class R3	310	67	(340)	37	369	75	(504)	(60)
Class R6	467	243	(516)	194	2,267	242	(1,612)	897
Small Cap Growth(c)
Investor Class	86	339	(115)	310	112	21	(177)	(44)
Trust Class	2	21	(8)	15	3	1	(22)	(18)
Advisor Class	20	12	(19)	13	21	1	(17)	5
Institutional Class	291	92	(90)	293	70	5	(70)	5
Class A	122	27	(56)	93	88	1	(71)	18
Class C	26	17	(13)	30	22	1	(15)	8
Class R3	20	8	(27)	1	40	1	(23)	18
Class R6(e)	1	—	—	1	—	—	—	—

	For the Six Months Ended February 28, 2019				For the Year Ended August 31, 2018
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Sustainable Equity(b)
Investor Class	400	1,372	(4,937)	(3,165)	1,442	1,148	(5,866)	(3,276)
Trust Class	305	492	(952)	(155)	773	358	(1,864)	(733)
Institutional Class	3,220	2,061	(4,191)	1,090	5,701	1,273	(6,864)	110
Class A	234	260	(837)	(343)	731	167	(1,018)	(120)
Class C	64	122	(186)	—	168	73	(253)	(12)
Class R3	101	71	(191)	(19)	416	55	(701)	(230)
Class R6	1,242	723	(2,145)	(180)	2,887	605	(5,439)	(1,947)
Value
Institutional Class	679	63	(415)	327	59	55	(324)	(210)
Class A	237	10	(46)	201	9	13	(46)	(24)
Class C	4	14	(2)	16	4	17	(39)	(18)

(a)  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(b)  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31, 2018 has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(c)  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here for the year ended August 31. 2018 has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

(d)  Period from January 18, 2019 (Commencement of Operations) to February 28, 2019.

(e)  Period from September 7, 2018 (Commencement of Operations) to February 28, 2019.

Note E—Line of Credit:

At February 28, 2019, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 28, 2019.

During the period from September 1, 2018 through February 28, 2019, the following Funds had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
Greater China Equity	3	$15,700,000	3.48%	$4,016
Value	3	3,400,000	3.50%	856

(1)  Interest paid is reflected in the Statements of Operations under the caption "Interest expense."

Note F—Investments in Affiliates(a):

	Balance of Shares Held August 31, 2018	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2019	Value February 28, 2019	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Genesis
Atrion Corp.	96,017	535	—	96,552	$75,925,596	$260,690		$—	$12,680,275
Exponent, Inc.	2,752,322	78,115	91,235	2,739,202	155,121,009	706,201		4,091,364	7,878,227
Fox Factory Holding Corp.	1,568,008	606,190	36,745	2,137,453	135,471,771	—	*	1,064,224	(4,623,316)
Heska Corp.	432,416	—	31,190	401,226	32,816,275	—	*	467,383	(10,946,036)
NetScout Systems, Inc	4,073,838	720,365	634,735	4,159,468	113,844,639	—	*	(6,188,573)	15,408,664
Power Integrations, Inc.	2,093,383	86,030	101,235	2,078,178	151,831,685	685,182		1,825,573	(2,361,514)
Rogers Corp.	1,238,614	—	81,375	1,157,239	179,661,355	—	*	3,229,759	14,900,892
Sub-total for affiliates held as of 2/28/19(b)					$844,672,330	$1,652,073		$4,489,730	$32,937,192
AZZ, Inc.	1,366,653	—	95,520	1,271,133	$58,497,541	$449,590		$(1,361,956)	$(9,342,235)
Calavo Growers, Inc.	881,159	—	63,540	817,619	69,603,905	867,234		1,894,309	(20,131,996)

	Balance of Shares Held August 31, 2018	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2019	Value February 28, 2019	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Manhattan Associates, Inc	3,405,346	—	245,575	3,159,771	$172,997,462	$—	*	$4,454,803	$(17,139,449)
Sub-total for securities no longer affiliated as of 2/28/19(c)					$301,098,908	$1,316,824		$4,987,156	$(46,613,680)
Total					$1,145,771,238	$2,968,897		$9,476,886	$(13,676,488)

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  At February 28, 2019, these securities amounted to approximately 8.5% of net assets of Genesis.

(c)  At February 28, 2019, the issuers of these securities were no longer affiliated with Genesis.

*  Non-income producing security.

Other: At February 28, 2019, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.07%, 0.01% and 1.35%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at February 28, 2019, affiliated investors owned 0.05%, 2.61%, 0.00%, 0.24%, 65.29%, 74.81%, 0.08%, 0.00%, 0.00%, 18.71%, 0.00%, 0.00%, 0.00%, 0.02% and 0.31% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value and Value, respectively.

Note G—Stock Splits:

In 2018, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Emerging Markets Equity, Global Equity, Intrinsic Value, Mid Cap Intrinsic Value and Multi-Cap Opportunities (collectively, the "2018 Stock Split Funds"). The Stock Split occurred after the close of the business on December 7, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the 2018 Stock Split Funds.

After the close of business on December 7, 2018, the following classes of 2018 Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Emerging Markets Equity Class A	1	: 0.9925	Global Equity Class A	1	: 0.9873	Intrinsic Value Class A	1	: 0.9671
Emerging Markets Equity Class C	1	: 0.9490	Global Equity Class C	1	: 0.9346	Intrinsic Value Class C	1	: 0.9007
Emerging Markets Equity Class R3	1	: 0.9679
Emerging Markets Equity Class R6	1	: 1.0009

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Mid Cap Intrinsic Value Investor Class	1	: 0.9982	Multi-Cap Opportunities Fund Class A	1	: 0.9915
Mid Cap Intrinsic Value Trust Class	1	: 0.8078	Multi-Cap Opportunities Fund Class C	1	: 0.9455
Mid Cap Intrinsic Value Class A	1	: 0.8071
Mid Cap Intrinsic Value Class C	1	: 0.7826
Mid Cap Intrinsic Value Class R3	1	: 0.8036

In 2017, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Focus, Genesis, Guardian, International Equity, Large Cap Value, Mid Cap Growth, Small Cap Growth and Sustainable Equity (collectively, the "2017 Stock Split Funds"). The Stock Split for certain classes of Genesis, Large Cap Value, Mid Cap Growth and Sustainable Equity occurred after the close of the business on December 8, 2017. The Stock Split for certain classes of the remaining 2017 Stock Split Funds occurred after the close of the business on February 23, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the 2017 Stock Split Funds.

After the close of business on December 8, 2017, the following classes of 2017 Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Genesis Investor Class	1	: 0.5760	Large Cap Value Trust Class	1	: 0.6374	Mid Cap Growth Investor Class	1	: 0.9724	Sustainable Equity Investor Class	1	: 0.9982
Genesis Trust Class	1	: 1.0537	Large Cap Value Advisor Class	1	: 0.4658	Mid Cap Growth Trust Class	1	: 1.7186	Sustainable Equity Trust Class	1	: 0.5700
Genesis Advisor Class	1	: 0.3915	Large Cap Value Institutional Class	1	: 1.0080	Mid Cap Growth Advisor Class	1	: 1.7406	Sustainable Equity Class A	1	: 0.5631
Genesis Class R6	1	: 1.0003	Large Cap Value Class A	1	: 0.6359	Mid Cap Growth Class A	1	: 1.7093	Sustainable Equity Class C	1	: 0.5445
			Large Cap Value Class C	1	: 0.4379	Mid Cap Growth Class C	1	: 1.6694	Sustainable Equity Class R3	1	: 0.5555
			Large Cap Value Class R3	1	: 0.4729	Mid Cap Growth Class R3	1	: 1.7357	Sustainable Equity Class R6	1	: 1.0008
						Mid Cap Growth Class R6	1	: 1.0040

After the close of business on February 23, 2018, the following classes of Stock Split Funds 2017 underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Focus Trust Class	1	: 0.5483	Guardian Trust Class	1	: 0.5975	International Equity Investor Class	1	: 1.8904	Small Cap Growth Trust Class	1	: 1.0831
Focus Advisor Class	1	: 0.1720	Guardian Advisor Class	1	: 0.7858	International Equity Trust Class	1	: 2.1151	Small Cap Growth Advisor Class	1	: 0.6866
Focus Institutional Class	1	: 1.0011	Guardian Institutional Class	1	: 1.0017	International Equity Class A	1	: 2.0998	Small Cap Growth Institutional Class	1	: 1.0298
Focus Class A	1	: 0.5403	Guardian Class A	1	: 0.5870	International Equity Class C	1	: 2.0430	Small Cap Growth Class A	1	: 1.0951
Focus Class C	1	: 0.1542	Guardian Class C	1	: 0.7496	International Equity Class R6	1	: 1.0085	Small Cap Growth Class C	1	: 0.6571
			Guardian Class R3	1	: 0.7801				Small Cap Growth Class R3	1	: 0.6886

Note H—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended August 31, 2018 has been adjusted for this change in the Statements of Changes in Net Assets. At August 31, 2018, the distributions from net investment income, net realized gain from investments, undistributed net investment income (loss) and distributions in excess of net investment income were as follows:

(000's omitted)
Net Investment Income	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Dividend Growth	$—	$—	$—	$(472)	$(16)	$(3)	$—	$—
Emerging Markets Equity	—	—	—	(5,443)	(229)	(22)	(5)	(1,139)
Equity Income	—	—	—	(35,754)	(4,945)	(5,075)	(42)	—
Focus	(1,883)	(122)	—	(37)	(6)	—	—	—
Genesis	(3,296)	(1,254)	(9)	(12,519)	—	—	—	(15,711)
Global Equity	—	—	—	(25)	(1)	—	—	—
Global Real Estate	—	—	—	(43)	(5)	(2)	—	—
Greater China Equity	—	—	—	(1,237)	(224)	(1)	—	—
Guardian	(6,476)	(394)	—	(554)	(36)	(1)	(1)	—
International Equity	(286)	(74)	—	(14,148)	(69)	—	—	(2,084)
International Select	—	(65)	—	(2,374)	(41)	(2)	(28)	(116)
International Small Cap	—	—	—	(26)	(7)	(3)	—	(7)
Intrinsic Value	—	—	—	—	—	—	—	—
Large Cap Value	(13,975)	(801)	(1,341)	(1,235)	(30)	(12)	(2)	—
Mid Cap Growth	—	—	—	—	—	—	—	—
Mid Cap Intrinsic Value	(190)	(48)	—	(270)	(39)	—	(4)	—
Multi-Cap Opportunities	—	—	—	(10,422)	(134)	—	—	—

(000's omitted)
Net Investment Income	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Real Estate	$—	$(2,098)	$—	$(3,032)	$(929)	$(84)	$(191)	$(897)
Small Cap Growth	—	—	—	—	—	—	—	—
Sustainable Equity	(5,780)	(1,428)	—	(8,301)	(730)	(101)	(138)	(3,821)
Value	—	—	—	(212)	(36)	(30)	—	—
(000's omitted)
Net Realized Gain on Investments	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Dividend Growth	$—	$—	$—	$(570)	$(26)	$(43)	$—	$—
Emerging Markets Equity	—	—	—	—	—	—	—	—
Equity Income	—	—	—	(45,883)	(6,999)	(10,330)	(58)	—
Focus	(50,530)	(7,959)	(1,095)	(673)	(397)	(635)	—	—
Genesis	(224,852)	(186,429)	(25,746)	(438,796)	—	—	—	(447,218)
Global Equity	—	—	—	—	—	—	—	—
Global Real Estate	—	—	—	(21)	(2)	(3)	—	—
Greater China Equity	—	—	—	(10,798)	(2,099)	(28)	—	—
Guardian	(65,843)	(5,485)	(12)	(4,438)	(515)	(136)	(32)	—
International Equity	—	—	—	—	—	—	—	—
International Select	—	—	—	—	—	—	—	—
International Small Cap	—	—	—	(40)	(13)	(5)	—	(11)
Intrinsic Value	—	—	—	(43,660)	(908)	(1,255)	—	—
Large Cap Value	(79,556)	(5,204)	(9,870)	(6,298)	(200)	(168)	(15)	—
Mid Cap Growth	(39,598)	(5,336)	(1,205)	(28,019)	(3,926)	(859)	(1,127)	(24,371)
Mid Cap Intrinsic Value	(2,455)	(811)	—	(2,339)	(681)	(188)	(111)	—
Multi-Cap Opportunities	—	—	—	(177,856)	(5,678)	(4,128)	—	—
Real Estate	—	(7,008)	—	(8,671)	(3,711)	(814)	(866)	(2,282)
Small Cap Growth	(749)	(49)	(37)	(180)	(48)	(42)	(24)	—
Sustainable Equity	(38,305)	(12,216)	—	(44,279)	(6,220)	(3,045)	(2,065)	(18,997)
Value	—	—	—	(753)	(195)	(264)	—	—
(000's omitted)

	Undistributed Net Investment Income/(Loss) at 8/31/18	Distributions in Excess of Net Investment Income at 8/31/18
Dividend Growth	$529	$—
Emerging Markets Equity	8,343	—
Equity Income	2,651	—
Focus	2,414	—
Genesis	12,253	—
Global Equity	31	—
Global Real Estate	—	(16)
Greater China Equity	—	(107)
Guardian	2,223	—

	Undistributed Net Investment Income/(Loss) at 8/31/18	Distributions in Excess of Net Investment Income at 8/31/18
International Equity	$15,225	$—
International Select	1,062	—
International Small Cap	—	(3)
Intrinsic Value	(87)	—
Large Cap Value	17,710	—
Mid Cap Growth	—	—
Mid Cap Intrinsic Value	376	—
Multi-Cap Opportunities	7,856	—
Real Estate	—	—
Small Cap Growth	—	—
Sustainable Equity	4,837	—
Value	120	—

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
2/28/2019 (Unaudited)	$13.93	$0.10	$(0.76)	$(0.66)	$(0.13)	$(0.56)	$(0.69)	$—	$12.58	(4.20	)%*	$49.3	1.23	%**	0.69	%**	1.57	%**	28	%*
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$(0.33)	$—	$13.93	10.44%		$53.4	1.23%		0.69%		1.54%		43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.54%		$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$11.11	11.10	%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23	%*
Class A
2/28/2019 (Unaudited)	$13.93	$0.08	$(0.74)	$(0.66)	$(0.10)	$(0.56)	$(0.66)	$—	$12.61	(4.27	)%*	$1.6	1.67	%**	1.05	%**	1.21	%**	28	%*
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$(0.29)	$—	$13.93	9.98%		$1.8	1.67%		1.05%		1.14%		43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$(0.14)	$—	$12.94	18.10%		$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.09	10.90	%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23	%*
Class C
2/28/2019 (Unaudited)	$13.85	$0.03	$(0.74)	$(0.71)	$(0.03)	$(0.56)	$(0.59)	$—	$12.55	(4.69	)%*	$3.0	2.34	%**	1.80	%**	0.45	%**	28	%*
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$(0.19)	$—	$13.85	9.17%		$3.3	2.34%		1.80%		0.40%		43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$(0.05)	$—	$12.87	17.47%		$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$11.00	10.00	%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23	%*
Class R6
2/28/2019 (Unaudited)	$13.93	$0.10	$(0.74)	$(0.64)	$(0.14)	$(0.56)	$(0.70)	$—	$12.59	(4.08	)%*	$0.0	1.19	%**	0.61	%**	1.66	%**	28	%*
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$(0.34)	$—	$13.93	10.51%		$0.0	1.19%		0.62%		1.58%		43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.60%		$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$11.11	11.10	%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23	%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
2/28/2019 (Unaudited)	$19.25	$0.04	$0.00	$0.04	$(0.18)	$—	$(0.18)	$—	$19.11	0.27%*	$1,240.5	1.26%**	1.25%**	0.39	%**	15%*
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%	0.98%		23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%	1.25%	0.95%		25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%	1.25%	0.74%		43%
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$(0.17)	$—	$13.94	(21.22)%	$307.5	1.43%	1.25%	0.73%		36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$(0.09)	$0.00	$17.89	17.24%[c]	$514.8	1.45%	1.25%	0.96%		36%
Class A
2/28/2019 (Unaudited)[j]	$19.26	$0.01	$0.01	$0.02	$(0.09)	$—	$(0.09)	$—	$19.19	0.16%*	$44.6	1.64%**	1.50%**	0.11	%**	15%*
8/31/2018[j]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$(0.10)	$—	$19.26	(2.78)%	$47.6	1.65%	1.50%	0.49%		23%
8/31/2017[j]	$16.04	$0.13	$3.78	$3.91	$(0.05)	$—	$(0.05)	$—	$19.90	24.51%	$65.1	1.73%	1.50%	0.74%		25%
8/31/2016[j]	$13.98	$0.09	$2.03	$2.12	$(0.06)	$—	$(0.06)	$—	$16.04	15.31%	$23.5	1.82%	1.50%	0.60%		43%
8/31/2015[j]	$17.94	$0.08	$(3.91)	$(3.83)	$(0.13)	$—	$(0.13)	$—	$13.98	(21.42)%	$13.4	1.79%	1.50%	0.49%		36%
8/31/2014[j]	$15.39	$0.15	$2.46	$2.61	$(0.06)	$—	$(0.06)	$0.00	$17.94	16.99%[c]	$19.9	1.82%	1.50%	0.88%		36%
Class C
2/28/2019 (Unaudited)[j]	$19.25	$(0.06)	$0.03	$(0.03)	$—	$—	$—	$—	$19.22	(0.16)%*	$10.6	2.35%**	2.25%**	(0.61	)%**	15%*
8/31/2018[j]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$(0.05)	$—	$19.25	(3.51)%	$10.9	2.37%	2.25%	(0.08)%		23%
8/31/2017[j]	$16.18	$(0.03)	$3.85	$3.82	$—	$—	$—	$—	$20.00	23.57%	$7.4	2.45%	2.25%	(0.18)%		25%
8/31/2016[j]	$14.14	$(0.04)	$2.08	$2.04	$—	$—	$—	$—	$16.18	14.46%	$5.2	2.51%	2.25%	(0.30)%		43%
8/31/2015[j]	$18.19	$(0.03)	$(3.98)	$(4.01)	$(0.04)	$—	$(0.04)	$—	$14.14	(22.02)%	$6.2	2.53%	2.25%	(0.20)%		36%
8/31/2014[j]	$15.67	$0.00	$2.52	$2.52	$—	$—	$—	$0.00	$18.19	16.07%[c]	$7.0	2.56%	2.25%	0.01%		36%
Class R3
2/28/2019 (Unaudited)[j]	$19.26	$(0.02)	$0.01	$(0.01)	$(0.01)	$—	$(0.01)	$—	$19.24	(0.06)%*	$1.0	1.93%**	1.91%**	(0.27	)%**	15%*
8/31/2018[j]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$(0.07)	$—	$19.26	(3.16)%	$1.4	1.91%	1.91%	0.14%		23%
8/31/2017[j]	$16.11	$0.01	$3.84	$3.85	$(0.01)	$—	$(0.01)	$—	$19.95	23.94%	$1.5	2.01%	1.91%	0.08%		25%
8/31/2016[j]	$14.05	$0.02	$2.07	$2.09	$(0.03)	$—	$(0.03)	$—	$16.11	14.88%	$1.2	2.06%	1.91%	0.16%		43%
8/31/2015[j]	$18.05	$0.02	$(3.93)	$(3.91)	$(0.09)	$—	$(0.09)	$—	$14.05	(21.70)%	$0.8	2.09%	1.91%	0.14%		36%
8/31/2014[j]	$15.52	$0.07	$2.47	$2.54	$(0.01)	$—	$(0.01)	$0.00	$18.05	16.42%[c]	$0.6	2.13%	1.91%	0.45%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class R6
2/28/2019 (Unaudited)[j]	$19.25	$0.04	$0.01	$0.05	$(0.19)	$—	$(0.19)	$—	$19.11	0.34	%*	$167.7	1.17%**	1.17	%**§	0.47%**	15%*
8/31/2018[j]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$(0.14)	$—	$19.25	(2.46)%		$166.9	1.19%	1.18%		0.91%	23%
8/31/2017[j]	$16.01	$0.15	$3.80	$3.95	$(0.09)	$—	$(0.09)	$—	$19.87	24.90%		$132.9	1.26%	1.18%		0.86%	25%
8/31/2016[j]	$13.95	$0.12	$2.05	$2.17	$(0.11)	$—	$(0.11)	$—	$16.01	15.64%		$107.4	1.32%	1.18%		0.83%	43%
8/31/2015[j]	$17.89	$0.14	$(3.90)	$(3.76)	$(0.18)	$—	$(0.18)	$—	$13.95	(21.14)%		$88.1	1.34%	1.18%		0.88%	36%
8/31/2014[j]	$15.34	$0.18	$2.46	$2.64	$(0.09)	$—	$(0.09)	$0.00	$17.89	17.35%[c]		$83.8	1.37%	1.18%		1.08%	36%
Equity Income Fund
Institutional Class
2/28/2019 (Unaudited)	$13.53	$0.15	$(0.30)	$(0.15)	$(0.16)	$(0.55)	$(0.71)	$—	$12.67	(0.77	)%*	$1,120.6	0.70%**	0.70	%**	2.42%**	21%*
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%		2.52%	41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$(0.75)	$0.00	$13.09	11.56	%ki	$1,208.7	0.69%	0.69%[f]		2.99%[f]	53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%		3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%		2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$(0.84)	$0.00	$13.19	20.11%[c]		$1,578.5	0.68%	0.68%		2.66%	41%
Class A
2/28/2019 (Unaudited)	$13.48	$0.12	$(0.30)	$(0.18)	$(0.13)	$(0.55)	$(0.68)	$—	$12.62	(0.97	)%*	$116.1	1.06%**	1.06	%**	1.99%**	21%*
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%		2.16%	41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$(0.70)	$0.00	$13.04	11.17	%ki	$200.3	1.05%	1.05%[f]		2.56%[f]	53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%		2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%		2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$(0.79)	$0.00	$13.14	19.72%[c]		$462.6	1.05%	1.05%		2.21%	41%
Class C
2/28/2019 (Unaudited)	$13.38	$0.08	$(0.30)	$(0.22)	$(0.08)	$(0.55)	$(0.63)	$—	$12.53	(1.29	)%*	$218.2	1.81%**	1.81	%**	1.30%**	21%*
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%		1.40%	41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$(0.61)	$0.00	$12.95	10.34	%ki	$282.3	1.80%	1.80%[f]		1.82%[f]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%		2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$(0.72)	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%		1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$(0.70)	$0.00	$13.06	18.77%[c]		$450.1	1.79%	1.79%		1.54%	41%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class R3
2/28/2019 (Unaudited)	$13.45	$0.11	$(0.31)	$(0.20)	$(0.11)	$(0.55)	$(0.66)	$—	$12.59	(1.12	)%*	$1.6	1.34%**	1.34%**	1.73%**	21%*
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%	41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$(0.66)	$0.00	$13.01	10.88	%ki	$1.8	1.34%	1.34%[f]	2.27%[f]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$(0.79)	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$(0.75)	$0.00	$13.12	19.42%[c]		$3.4	1.34%	1.34%§	2.04%	41%
Focus Fund
Investor Class
2/28/2019 (Unaudited)	$28.69	$0.06	$(1.53)	$(1.47)	$(0.10)	$(1.92)	$(2.02)	$—	$25.20	(4.40	)%*	$627.8	0.92%**	0.92%**	0.50%**	17%*
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%	59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$(2.31)	$0.00	$27.50	16.81	%ki	$667.7	0.92%	0.91%[f]	0.28%[f]	72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%	0.63%	89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$(4.38)	$—	$25.45	0.49%		$639.8	0.91%	0.91%	0.77%	52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$(2.88)	$0.00	$29.77	22.65%[c]		$699.4	0.91%	0.91%	0.64%	84%
Trust Class
2/28/2019 (Unaudited)	$28.66	$0.04	$(1.53)	$(1.49)	$(0.06)	$(1.92)	$(1.98)	$—	$25.19	(4.49	)%*	$49.9	1.10%**	1.10%**	0.32%**	17%*
8/31/2018[h]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%	0.25%	59%
8/31/2017[h]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$(4.19)	$0.00	$29.18	16.61	%ki	$63.0	1.10%	1.09%[f]	0.10%[f]	72%
8/31/2016[h]	$29.62	$0.12	$1.70	$1.82	$(0.29)	$(2.01)	$(2.30)	$—	$29.14	6.50%		$70.4	1.11%	1.11%	0.47%	89%
8/31/2015[h]	$37.64	$0.18	$(0.23)	$(0.05)	$(0.27)	$(7.70)	$(7.97)	$—	$29.62	0.26%		$92.7	1.10%	1.10%	0.57%	52%
8/31/2014[h]	$35.56	$0.16	$7.19	$7.35	$(0.38)	$(4.89)	$(5.27)	$0.00	$37.64	22.40%[c]		$125.7	1.11%	1.11%	0.47%	84%
Advisor Class
2/28/2019 (Unaudited)	$28.62	$0.02	$(1.52)	$(1.50)	$—	$(1.92)	$(1.92)	$—	$25.20	(4.54	)%*	$1.7	1.26%**	1.26%**	0.14%**	17%*
8/31/2018[h]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%	0.09%	59%
8/31/2017[h]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$(13.54)	$0.00	$37.33	16.51	%ki	$3.5	1.26%	1.23%[f]	(0.04)%[f]	72%
8/31/2016[h]	$50.00	$0.17	$2.62	$2.79	$(1.05)	$(6.39)	$(7.44)	$—	$45.35	6.33%		$3.9	1.26%	1.26%	0.33%	89%
8/31/2015[h]	$75.76	$0.23	$(0.52)	$(0.29)	$(0.93)	$(24.54)	$(25.47)	$—	$50.00	0.15%		$6.1	1.27%	1.27%	0.39%	52%
8/31/2014[h]	$77.15	$0.23	$14.94	$15.17	$(0.98)	$(15.58)	$(16.56)	$0.00	$75.76	22.21%[c]		$7.1	1.27%	1.27%	0.28%	84%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Focus Fund (cont'd)
Institutional Class
2/28/2019 (Unaudited)	$28.72	$0.09	$(1.54)	$(1.45)	$(0.13)	$(1.92)	$(2.05)	$—	$25.22	(4.31)%*	$8.9	0.75%**	0.75%**	0.67	%**	17%*
8/31/2018[h]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$(2.24)	$—	$28.72	13.20%	$8.6	0.75%	0.75%§	0.60%		59%
8/31/2017[h]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$(2.36)	$0.00	$27.53	17.04%[k]	$7.8	0.76%	0.75%	0.44%		72%
8/31/2016[h]	$25.47	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$(1.32)	$—	$25.83	6.86%	$6.8	0.76%	0.75%	0.89%		89%
8/31/2015[h]	$29.80	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$(4.43)	$—	$25.47	0.65%	$28.7	0.76%	0.75%	0.96%		52%
8/31/2014[h]	$26.92	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$(2.93)	$0.00	$29.80	22.86%[c]	$9.4	0.76%	0.75%	0.72%		84%
Class A
2/28/2019 (Unaudited)	$28.65	$0.04	$(1.52)	$(1.48)	$(0.07)	$(1.92)	$(1.99)	$—	$25.18	(4.45)%*	$3.1	1.12%**	1.11%**	0.31	%**	17%*
8/31/2018[h]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$(4.00)	$—	$28.65	12.80%	$3.4	1.12%	1.11%	0.23%		59%
8/31/2017[h]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$(4.28)	$0.00	$29.24	16.58%[k]	$3.1	1.13%	1.11%	0.07%		72%
8/31/2016[h]	$29.80	$0.13	$1.70	$1.83	$(0.31)	$(2.04)	$(2.35)	$—	$29.28	6.52%	$3.2	1.15%	1.11%	0.48%		89%
8/31/2015[h]	$37.94	$0.19	$(0.24)	$(0.05)	$(0.28)	$(7.81)	$(8.09)	$—	$29.80	0.24%	$4.4	1.14%	1.11%	0.58%		52%
8/31/2014[h]	$35.87	$0.17	$7.23	$7.40	$(0.37)	$(4.96)	$(5.33)	$0.00	$37.94	22.40%[c]	$3.9	1.13%	1.11%	0.47%		84%
Class C
2/28/2019 (Unaudited)	$28.50	$(0.06)	$(1.52)	$(1.58)	$—	$(1.92)	$(1.92)	$—	$25.00	(4.85)%*	$1.4	1.88%**	1.86%**	(0.44	)%**	17%*
8/31/2018[h]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$(13.80)	$—	$28.50	11.92%	$1.7	1.87%	1.86%	(0.52)%		59%
8/31/2017[h]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$(14.79)	$0.00	$38.78	15.76%[k]	$1.9	1.88%	1.86%	(0.67)%		72%
8/31/2016[h]	$53.44	$(0.13)	$2.84	$2.71	$(0.97)	$(7.13)	$(8.10)	$—	$48.05	5.75%	$2.2	1.90%	1.86%	(0.27)%		89%
8/31/2015[h]	$82.36	$(0.13)	$(0.64)	$(0.77)	$(0.78)	$(27.37)	$(28.15)	$—	$53.44	(0.50)%	$2.9	1.89%	1.86%	(0.18)%		52%
8/31/2014[h]	$84.50	$(0.19)	$16.34	$16.15	$(0.91)	$(17.38)	$(18.29)	$0.00	$82.36	21.52%[c]	$1.5	1.91%	1.86%	(0.27)%		84%
Genesis Fund
Investor Class
2/28/2019 (Unaudited)	$65.27	$0.04	$(4.41)	$(4.37)	$(0.03)	$(5.84)	$(5.87)	$—	$55.03	(5.50)%*	$1,631.9	1.02%**	1.02%**	0.15	%**	7%*
8/31/2018[j]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$(8.00)	$—	$65.27	26.73%	$1,919.1	1.02%	1.02%	0.11%		13%
8/31/2017[j]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$(6.37)	$—	$58.73	10.19%[i]	$1,786.0	1.02%	1.01%[f]	0.21%[f]		20%
8/31/2016[j]	$63.04	$0.16	$5.95	$6.11	$(0.26)	$(9.64)	$(9.90)	$—	$59.25	11.43%	$1,752.8	1.03%	1.03%	0.28%		16%
8/31/2015[j]	$70.99	$0.19	$0.62	$0.81	$(0.24)	$(8.52)	$(8.76)	$—	$63.04	1.52%	$2,023.6	1.01%	1.01%	0.29%		13%
8/31/2014[j]	$69.76	$0.14	$9.32	$9.46	$(0.42)	$(7.81)	$(8.23)	$0.00	$70.99	13.65%[c]	$2,437.6	1.01%	1.01%	0.20%		14%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Genesis Fund (cont'd)
Trust Class
2/28/2019 (Unaudited)	$65.30	$0.02	$(4.41)	$(4.39)	$(0.01)	$(5.84)	$(5.85)	$—	$55.06	(5.54)%*	$1,324.9	1.10%**	1.10	%**	0.07	%**	7%*
8/31/2018[g]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%		0.03%		13%
8/31/2017[g]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$(3.37)	$—	$58.73	10.11%[i]	$1,576.2	1.09%	1.08%[f]		0.13%[f]		20%
8/31/2016[g]	$56.00	$0.11	$5.67	$5.78	$(0.03)	$(5.27)	$(5.30)	$—	$56.48	11.35%	$1,761.0	1.10%	1.10%		0.21%		16%
8/31/2015[g]	$59.99	$0.11	$0.60	$0.71	$(0.04)	$(4.66)	$(4.70)	$—	$56.00	1.41%	$2,003.4	1.10%	1.10%		0.19%		13%
8/31/2014[g]	$56.78	$0.07	$7.59	$7.66	$(0.18)	$(4.27)	$(4.45)	$0.00	$59.99	13.55%[c]	$2,935.3	1.10%	1.10%		0.11%		14%
Advisor Class
2/28/2019 (Unaudited)	$65.23	$(0.05)	$(4.42)	$(4.47)	$—	$(5.84)	$(5.84)	$—	$54.92	(5.66)%*	$165.8	1.35%**	1.35	%**	(0.19	)%**	7%*
8/31/2018[g]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%		(0.23)%		13%
8/31/2017[g]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$(9.18)	$—	$58.77	9.81%[i]	$203.8	1.36%	1.35%[f]		(0.13)%[f]		20%
8/31/2016[g]	$70.12	$(0.05)	$6.28	$6.23	$(0.07)	$(14.18)	$(14.25)	$—	$62.10	11.06%	$264.9	1.38%	1.38%		(0.07)%		16%
8/31/2015[g]	$82.20	$(0.08)	$0.64	$0.56	$(0.10)	$(12.54)	$(12.64)	$—	$70.12	1.11%	$451.3	1.39%	1.39%		(0.09)%		13%
8/31/2014[g]	$82.91	$(0.13)	$11.04	$10.91	$(0.13)	$(11.49)	$(11.62)	$0.00	$82.20	13.24%[c]	$598.9	1.37%	1.37%		(0.16)%		14%
Institutional Class
2/28/2019 (Unaudited)	$65.24	$0.09	$(4.42)	$(4.33)	$(0.14)	$(5.84)	$(5.98)	$—	$54.93	(5.42)%*	$2,805.0	0.85%**	0.85	%**	0.32	%**	7%*
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%		13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$(3.71)	$—	$58.71	10.40%[i]	$3,650.3	0.85%	0.84	%f§	0.38%[f]		20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%		16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%		0.45%		13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$(4.82)	$0.00	$60.72	13.82%[c]	$5,061.4	0.85%	0.85	%§	0.36%		14%
Class R6
2/28/2019 (Unaudited)	$65.23	$0.12	$(4.44)	$(4.32)	$(0.20)	$(5.84)	$(6.04)	$—	$54.87	(5.38)%*	$4,064.6	0.76%**	0.75	%**	0.42	%**	7%*
8/31/2018[g]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%		13%
8/31/2017[g]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$(3.75)	$—	$58.70	10.47%[i]	$3,603.6	0.77%	0.77	%f§	0.45%[f]		20%
8/31/2016[g]	$56.48	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$(5.81)	$—	$56.63	11.69%	$3,381.6	0.78%	0.78	%§	0.54%		16%
8/31/2015[g]	$60.73	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$(5.15)	$—	$56.48	1.75%	$2,798.0	0.78%	0.78%		0.52%		13%
8/31/2014[g]	$57.61	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$(4.86)	$0.00	$60.73	13.92%[c]	$2,690.7	0.78%	0.78	%§	0.45%		14%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund
Institutional Class
2/28/2019 (Unaudited)	$8.61	$0.01	$(0.57)	$(0.56)	$(0.07)	$(0.44)	$(0.51)	$—	$7.54	(5.86)%*	$4.3	7.33	%**	0.76	%**	0.37	%**	8%*
8/31/2018	$7.56	$0.06	$1.04	$1.10	$(0.05)	$(0.00)	$(0.05)	$—	$8.61	14.53%	$4.8	6.48%		0.75%		0.74%		33%
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%		0.85%		0.65%		16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%		1.15%		0.64%		41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%		1.15%		0.35%		18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$(0.13)	$—	$11.22	19.67%	$38.9	1.72%		1.15%		0.54%		39%
Class A
2/28/2019 (Unaudited)[j]	$8.62	$0.00	$(0.57)	$(0.57)	$(0.01)	$(0.44)	$(0.45)	$—	$7.60	(6.04)%*	$0.3	7.78	%**	1.12	%**	0.01	%**	8%*
8/31/2018[j]	$7.58	$0.03	$1.04	$1.07	$(0.03)	$(0.00)	$(0.03)	$—	$8.62	14.17%	$0.4	6.70%		1.11%		0.41%		33%
8/31/2017[j]	$6.65	$0.01	$0.97	$0.98	$—	$(0.05)	$(0.05)	$—	$7.58	14.85%	$0.3	7.74%		1.25%		0.19%		16%
8/31/2016[j]	$6.31	$0.02	$0.32	$0.34	$(0.00)	$(0.00)	$(0.00)	$—	$6.65	5.46%	$0.5	9.12%		1.51%		0.31%		41%
8/31/2015[j]	$11.28	$0.01	$(0.38)	$(0.37)	$(0.71)	$(3.89)	$(4.60)	$—	$6.31	(3.47)%	$0.4	5.24%		1.51%		0.09%		18%
8/31/2014[j]	$9.55	$0.03	$1.79	$1.82	$—	$(0.09)	$(0.09)	$—	$11.28	19.18%	$0.4	2.18%		1.51%		0.28%		39%
Class C
2/28/2019 (Unaudited)[j]	$8.61	$(0.03)	$(0.56)	$(0.59)	$—	$(0.44)	$(0.44)	$—	$7.58	(6.33)%*	$0.1	8.47	%**	1.87	%**	(0.74	)%**	8%*
8/31/2018[j]	$7.61	$(0.04)	$1.04	$1.00	$—	$(0.00)	$—	$—	$8.61	13.22%	$0.1	7.61%		1.86%		(0.40)%		33%
8/31/2017[j]	$6.73	$(0.03)	$0.96	$0.93	$—	$(0.05)	$(0.05)	$—	$7.61	13.89%	$0.1	8.34%		1.98%		(0.47)%		16%
8/31/2016[j]	$6.43	$(0.03)	$0.33	$0.30	$(0.00)	$(0.00)	$(0.00)	$—	$6.73	4.66%	$0.2	9.80%		2.26%		(0.45)%		41%
8/31/2015[j]	$11.65	$(0.05)	$(0.40)	$(0.45)	$(0.66)	$(4.11)	$(4.77)	$—	$6.43	(4.21)%	$0.2	6.00%		2.26%		(0.68)%		18%
8/31/2014[j]	$9.93	$(0.06)	$1.88	$1.82	$—	$(0.10)	$(0.10)	$—	$11.65	18.39%	$0.2	2.96%		2.26%		(0.54)%		39%
Global Real Estate Fund
Institutional Class
2/28/2019 (Unaudited)	$10.85	$0.07	$0.30	$0.37	$(0.15)	$(0.10)	$(0.25)	$—	$10.97	3.59%*	$3.1	10.78	%**	1.00	%**	1.42	%**	27%*
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%		1.01%		1.62%		48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%		1.01%		1.67%		61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$(0.09)	$—	$9.32	(5.92)%*	$1.9	13.21	%**‡	1.00	%**‡	1.22	%**‡	16%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Real Estate Fund (cont'd)
Class A
2/28/2019 (Unaudited)	$10.84	$0.05	$0.30	$0.35	$(0.13)	$(0.10)	$(0.23)	$—	$10.96	3.40%*	$0.3	11.31	%**	1.36	%**	0.98	%**	27%*
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%		1.37%		1.23%		48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%		1.37%		1.41%		61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$(0.08)	$—	$9.31	(6.19)%*	$0.6	13.62	%**‡	1.36	%**‡	0.94	%**‡	16%*
Class C
2/28/2019 (Unaudited)	$10.81	$0.01	$0.30	$0.31	$(0.09)	$(0.10)	$(0.19)	$—	$10.93	3.02%*	$0.3	11.94	%**	2.11	%**	0.23	%**	27%*
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%		2.12%		0.53%		48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%		2.12%		0.56%		61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$(0.04)	$—	$9.30	(6.64)%*	$0.2	15.16	%**‡	2.11	%**‡	0.11	%**‡	16%*
Greater China Equity Fund
Institutional Class
2/28/2019 (Unaudited)	$14.80	$(0.04)	$(0.76)	$(0.80)	$—	$(4.65)	$(4.65)	$—	$9.35	(0.29)%*	$45.3	1.81	%**	1.52	%^^**	(0.75	)%**	13%*
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%		1.51%		0.03%		60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%		1.51	%^^	0.72%		116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%		1.51	%^^	0.44%		120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$(0.80)	$—	$11.64	2.15%	$103.4	1.61%		1.50	%^^	0.75%		176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$(0.15)	$—	$12.17	21.37%	$72.1	1.83%		1.50%		0.90%		171%
Class A
2/28/2019 (Unaudited)	$14.77	$(0.06)	$(0.77)	$(0.83)	$—	$(4.65)	$(4.65)	$—	$9.29	(0.54)%*	$6.9	2.33	%**	1.89	%^^**	(1.09	)%**	13%*
8/31/2018	$15.86	$(0.08)	$0.80	$0.72	$(0.17)	$(1.64)	$(1.81)	$—	$14.77	4.02%	$10.2	2.01%		1.87%		(0.47)%		60%
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%		1.86	%^^	1.38%		116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%		1.87	%^^	(0.08)%		120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$(0.80)	$—	$11.56	1.68%	$4.0	2.00%		1.86	%^^	0.34%		176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$(0.15)	$—	$12.14	21.07%	$1.7	2.30%		1.86%		1.19%		171%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class C
2/28/2019 (Unaudited)	$14.31	$(0.10)	$(0.77)	$(0.87)	$—	$(4.65)	$(4.65)	$—	$8.79	(0.89)%*	$0.2	3.09%**	2.64	%^^**	(1.92	)%**	13%*
8/31/2018	$15.43	$(0.16)	$0.75	$0.59	$(0.07)	$(1.64)	$(1.71)	$—	$14.31	3.26%	$0.3	2.80%	2.62%		(0.99)%		60%
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%	2.62	%^^	(1.18)%		116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%	2.62	%^^	(0.65)%		120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%	2.61	%^^	(0.52)%		176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$(0.15)	$—	$12.03	20.09%	$0.1	2.85%	2.61%		(0.20)%		171%
Guardian Fund
Investor Class
2/28/2019 (Unaudited)	$19.52	$0.05	$(1.66)	$(1.61)	$(0.11)	$(1.53)	$(1.64)	$—	$16.27	(7.46)%*	$1,043.7	0.89%**	0.89	%**	0.60	%**	16%*
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%		0.62%		41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$(1.96)	$—	$17.12	17.60%[i]	$1,052.4	0.90%	0.89%[f]		0.77%[f]		37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%	0.93%		0.58%		99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%	0.87%		0.65%		31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$(2.01)	$0.00	$20.43	21.87%[c]	$1,165.1	0.88%	0.88%		0.83%		37%
Trust Class
2/28/2019 (Unaudited)	$19.51	$0.04	$(1.67)	$(1.63)	$(0.08)	$(1.53)	$(1.61)	$—	$16.27	(7.55)%*	$47.2	1.06%**	1.06	%**	0.42	%**	16%*
8/31/2018[h]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%		0.44%		41%
8/31/2017[h]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$(3.26)	$—	$17.82	17.37%[i]	$57.8	1.07%	1.04%[f]		0.60%[f]		37%
8/31/2016[h]	$20.17	$0.07	$1.36	$1.43	$(0.15)	$(3.11)	$(3.26)	$—	$18.34	8.31%	$70.6	1.08%	1.08%		0.41%		99%
8/31/2015[h]	$25.44	$0.10	$(0.75)	$(0.65)	$(0.22)	$(4.40)	$(4.62)	$—	$20.17	(3.22)%	$103.8	1.06%	1.06%		0.46%		31%
8/31/2014[h]	$23.93	$0.15	$4.71	$4.86	$(0.15)	$(3.20)	$(3.35)	$0.00	$25.44	21.61%[c]	$136.6	1.06%	1.06%		0.64%		37%
Advisor Class
2/28/2019 (Unaudited)	$19.46	$0.01	$(1.66)	$(1.65)	$(0.05)	$(1.53)	$(1.58)	$—	$16.23	(7.69)%*	$0.2	1.36%**	1.36	%**	0.13	%**	16%*
8/31/2018[h]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%		0.12%		41%
8/31/2017[h]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$(2.41)	$—	$17.36	17.26%[i]	$0.1	1.38%	1.18%[f]		0.51%[f]		37%
8/31/2016[h]	$18.24	$0.04	$1.25	$1.29	$(0.02)	$(2.37)	$(2.39)	$—	$17.14	8.03%	$0.2	1.31%	1.31	%§	0.20%		99%
8/31/2015[h]	$22.33	$0.00	$(0.68)	$(0.68)	$(0.06)	$(3.35)	$(3.41)	$—	$18.24	(3.66)%	$0.3	1.54%	1.50%		0.03%		31%
8/31/2014[h]	$20.71	$0.05	$4.12	$4.17	$(0.12)	$(2.43)	$(2.55)	$0.00	$22.33	21.27%[c]	$0.4	1.28%	1.28%		0.25%		37%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Guardian Fund (cont'd)
Institutional Class
2/28/2019 (Unaudited)	$19.55	$0.07	$(1.66)	$(1.59)	$(0.15)	$(1.53)	$(1.68)	$—	$16.28	(7.32)%*	$76.8	0.71%**	0.71%**	0.79	%**	16%*
8/31/2018[h]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%		41%
8/31/2017[h]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$(1.99)	$—	$17.13	17.72%[i]	$70.2	0.72%	0.71%[f]	0.94%[f]		37%
8/31/2016[h]	$17.14	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$(2.01)	$—	$16.47	8.68%	$59.0	0.72%	0.72%	0.73%		99%
8/31/2015[h]	$20.44	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$(2.81)	$—	$17.14	(2.84)%	$94.1	0.71%	0.71%	0.82%		31%
8/31/2014[h]	$18.59	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$(2.05)	$0.00	$20.44	22.03%[c]	$129.4	0.71%	0.71%	1.01%		37%
Class A
2/28/2019 (Unaudited)	$19.50	$0.03	$(1.65)	$(1.62)	$(0.08)	$(1.53)	$(1.61)	$—	$16.27	(7.53)%*	$3.9	1.08%**	1.08%**	0.37	%**	16%*
8/31/2018[h]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%		41%
8/31/2017[h]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$(3.32)	$—	$17.85	17.28%[i]	$5.6	1.10%	1.09%[f]	0.56%[f]		37%
8/31/2016[h]	$20.31	$0.05	$1.39	$1.44	$(0.15)	$(3.17)	$(3.32)	$—	$18.43	8.32%	$6.6	1.07%	1.07%	0.27%		99%
8/31/2015[h]	$25.69	$0.11	$(0.77)	$(0.66)	$(0.24)	$(4.48)	$(4.72)	$—	$20.31	(3.23)%	$79.3	1.07%	1.07%	0.46%		31%
8/31/2014[h]	$24.21	$0.15	$4.75	$4.90	$(0.17)	$(3.25)	$(3.42)	$0.00	$25.69	21.62%[c]	$73.8	1.09%	1.09%§	0.64%		37%
Class C
2/28/2019 (Unaudited)	$19.40	$(0.03)	$(1.64)	$(1.67)	$(0.02)	$(1.53)	$(1.55)	$—	$16.18	(7.83)%*	$2.0	1.83%**	1.83%**	(0.31	)%**	16%*
8/31/2018[h]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%	(0.32)%		41%
8/31/2017[h]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$(2.51)	$—	$17.42	16.53%[i]	$1.6	1.84%	1.84%[f]	(0.20)%[f]		37%
8/31/2016[h]	$18.64	$(0.05)	$1.27	$1.22	$—	$(2.48)	$(2.48)	$—	$17.38	7.47%	$2.4	1.85%	1.85%	(0.34)%		99%
8/31/2015[h]	$22.92	$(0.06)	$(0.71)	$(0.77)	$—	$(3.51)	$(3.51)	$—	$18.64	(4.01)%	$2.4	1.83%	1.83%	(0.30)%		31%
8/31/2014[h]	$21.29	$(0.04)	$4.22	$4.18	$(0.00)	$(2.55)	$(2.55)	$0.00	$22.92	20.71%[c]	$2.9	1.86%	1.86%§	(0.15)%		37%
Class R3
2/28/2019 (Unaudited)	$19.46	$0.01	$(1.65)	$(1.64)	$(0.05)	$(1.53)	$(1.58)	$—	$16.24	(7.69)%*	$0.2	1.39%**	1.36%**	0.07	%**	16%*
8/31/2018[h]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%	0.13%		41%
8/31/2017[h]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$(2.43)	$—	$17.37	17.02%[i]	$0.5	1.38%	1.36%[f]	0.28%[f]		37%
8/31/2016[h]	$18.34	$0.03	$1.27	$1.30	$(0.05)	$(2.39)	$(2.44)	$—	$17.20	8.00%	$0.6	1.39%	1.36%	0.15%		99%
8/31/2015[h]	$22.48	$0.02	$(0.69)	$(0.67)	$(0.10)	$(3.37)	$(3.47)	$—	$18.34	(3.53)%	$0.5	1.37%	1.36%	0.15%		31%
8/31/2014[h]	$20.83	$0.08	$4.11	$4.19	$(0.09)	$(2.45)	$(2.54)	$0.00	$22.48	21.29%[c]	$0.7	1.38%	1.36%	0.37%		37%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund
Investor Class
2/28/2019 (Unaudited)	$13.16	$(0.01)	$(0.74)	$(0.75)	$(0.09)	$(0.03)	$(0.12)	$—	$12.29	(5.61)%*	$96.0	1.22%**	1.16	%**	(0.11	)%**	11%*
8/31/2018[h]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$(0.03)	$—	$13.16	4.88%	$106.7	1.20%	1.14%		0.74%		32%
8/31/2017[h]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$(0.05)	$—	$12.58	15.97%[i]	$110.4	1.23%	0.73%[f]		1.34%[f]		27%
8/31/2016[h]	$10.46	$0.13	$0.36	$0.49	$(0.05)	$—	$(0.05)	$—	$10.90	4.60%	$104.0	1.26%	1.08%		1.20%		30%
8/31/2015[h]	$10.95	$0.10	$(0.51)	$(0.41)	$(0.08)	$—	$(0.08)	$—	$10.46	(3.71)%	$117.7	1.25%	1.02%		0.93%		25%
8/31/2014[h]	$9.85	$0.14	$1.05	$1.19	$(0.09)	$—	$(0.09)	$0.00	$10.95	12.14%[c]	$124.4	1.26%	1.07%		1.29%		34%
Trust Class
2/28/2019 (Unaudited)	$13.16	$(0.01)	$(0.75)	$(0.76)	$(0.08)	$(0.03)	$(0.11)	$—	$12.29	(5.65)%*	$32.9	1.25%**	1.20	%**	(0.14	)%**	11%*
8/31/2018[h]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$(0.02)	$—	$13.16	4.84%	$40.9	1.24%	1.18%		0.71%		32%
8/31/2017[h]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$(0.04)	$—	$12.57	15.92%[i]	$45.7	1.27%	0.74%[f]		1.29%[f]		27%
8/31/2016[h]	$10.43	$0.12	$0.35	$0.47	$(0.02)	$—	$(0.02)	$—	$10.88	4.59%	$48.4	1.30%	1.12%		1.15%		30%
8/31/2015[h]	$10.88	$0.09	$(0.50)	$(0.41)	$(0.04)	$—	$(0.04)	$—	$10.43	(3.82)%	$55.3	1.36%	1.13%		0.81%		25%
8/31/2014[h]	$9.79	$0.13	$1.04	$1.17	$(0.08)	$—	$(0.08)	$0.00	$10.88	12.02%[c]	$67.7	1.36%	1.16%		1.23%		34%
Institutional Class
2/28/2019 (Unaudited)	$13.18	$0.01	$(0.74)	$(0.73)	$(0.13)	$(0.03)	$(0.16)	$—	$12.29	(5.42)%*	$1,403.3	1.00%**	0.85	%**	0.20	%**	11%*
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$(0.13)	$—	$13.18	5.12%	$1,772.4	0.99%	0.85%		1.03%		32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$(0.15)	$—	$12.66	15.82%[i]	$1,449.0	1.02%	0.85	%f§	1.19%[f]		27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$(0.14)	$—	$11.09	4.78%	$1,184.3	1.03%	0.85	%§	1.46%		30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$(0.20)	$—	$10.72	(3.51)%	$886.5	1.07%	0.85	%§	1.11%		25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$(0.20)	$0.00	$11.32	12.38%[c]	$887.3	1.07%	0.85%		1.49%		34%
Class A
2/28/2019 (Unaudited)	$13.15	$(0.01)	$(0.74)	$(0.75)	$(0.08)	$(0.03)	$(0.11)	$—	$12.29	(5.60)%*	$54.6	1.37%**	1.21	%**	(0.16	)%**	11%*
8/31/2018[h]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$(0.01)	$—	$13.15	4.77%	$67.2	1.35%	1.21%		0.63%		32%
8/31/2017[h]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$(0.02)	$—	$12.56	15.32%	$71.9	1.39%	1.21	%§	0.65%[f]		27%
8/31/2016[h]	$10.48	$0.11	$0.35	$0.46	$(0.03)	$—	$(0.03)	$—	$10.91	4.48%	$104.9	1.40%	1.21%		1.05%		30%
8/31/2015[h]	$10.96	$0.12	$(0.55)	$(0.43)	$(0.05)	$—	$(0.05)	$—	$10.48	(3.90)%	$91.0	1.43%	1.21	%§	1.09%		25%
8/31/2014[h]	$9.85	$0.13	$1.05	$1.18	$(0.07)	$—	$(0.07)	$0.00	$10.96	11.98%[c]	$26.2	1.45%	1.21%		1.23%		34%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund (cont'd)
Class C
2/28/2019 (Unaudited)	$13.09	$(0.05)	$(0.75)	$(0.80)	$(0.00)	$(0.03)	$(0.03)	$—	$12.26	(6.04	)%*	$10.8	2.12%**	1.96%**	(0.90	)%**	11%*
8/31/2018[h]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$13.09	4.05%		$14.3	2.11%	1.96%	(0.06)%		32%
8/31/2017[h]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$12.58	14.48%		$13.2	2.14%	1.96%§	0.04%[f]		27%
8/31/2016[h]	$10.60	$0.04	$0.35	$0.39	$—	$—	$—	$—	$10.99	3.70%		$14.7	2.16%	1.96%	0.37%		30%
8/31/2015[h]	$11.12	$0.00	$(0.51)	$(0.51)	$(0.01)	$—	$(0.01)	$—	$10.60	(4.61)%		$11.2	2.18%	1.96%	0.02%		25%
8/31/2014[h]	$10.03	$0.06	$1.06	$1.12	$(0.03)	$—	$(0.03)	$0.00	$11.12	11.16%[c]		$6.1	2.21%	1.96%	0.59%		34%
Class R6
2/28/2019 (Unaudited)	$13.20	$0.02	$(0.76)	$(0.74)	$(0.14)	$(0.03)	$(0.17)	$—	$12.29	(5.48	)%*	$79.1	0.93%**	0.77%**	0.26	%**	11%*
8/31/2018[h]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$(0.14)	$—	$13.20	5.26%		$74.3	0.92%	0.78%	1.15%		32%
8/31/2017[h]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$(0.16)	$—	$12.67	15.85%		$134.6	0.94%	0.77%	1.31%[f]		27%
8/31/2016[h]	$10.72	$0.16	$0.38	$0.54	$(0.15)	$—	$(0.15)	$—	$11.11	5.02%		$46.7	0.96%	0.78%	1.49%		30%
8/31/2015[h]	$11.32	$0.14	$(0.53)	$(0.39)	$(0.21)	$—	$(0.21)	$—	$10.72	(3.49)%		$32.7	0.99%	0.77%§	1.24%		25%
Period from 9/3/2013^ to 8/31/2014[h]	$10.17	$0.08	$1.18	$1.26	$(0.11)	$—	$(0.11)	$0.00	$11.32	12.46	%*[c]	$21.9	1.12%**	0.79%**	0.73	%**	34%[d]
International Select Fund
Trust Class
2/28/2019 (Unaudited)	$12.97	$(0.01)	$(0.69)	$(0.70)	$(0.05)	$(0.13)	$(0.18)	$—	$12.09	(5.22	)%*	$7.5	1.43%**	1.15%**	(0.21	)%**	10%*
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$(0.10)	$—	$12.97	5.17%		$8.0	1.38%	1.16%	0.74%		44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$(0.12)	$—	$12.43	15.57%		$8.2	1.34%	1.18%	0.90%		27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$(0.09)	$—	$10.88	3.65%		$7.8	1.39%	1.25%	1.06%		22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$(0.12)	$—	$10.59	(4.47)%		$10.2	1.33%	1.25%	0.76%		24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.21	11.56%[c]		$13.0	1.33%	1.25%	1.19%		27%
Institutional Class
2/28/2019 (Unaudited)	$12.96	$0.01	$(0.69)	$(0.68)	$(0.10)	$(0.13)	$(0.23)	$—	$12.05	(5.10	)%*	$136.1	0.99%**	0.80%**	0.14	%**	10%*
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$(0.14)	$—	$12.96	5.52%		$142.4	0.93%	0.81%	0.99%		44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$(0.16)	$—	$12.42	16.13%		$214.4	0.90%	0.83%	1.27%		27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$(0.13)	$—	$10.86	3.94%		$211.7	0.94%	0.90%	1.51%		22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$(0.16)	$—	$10.58	(4.18)%		$216.4	0.93%	0.90%	1.16%		24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$(0.14)	$0.00	$11.21	11.98%[c]		$211.6	0.93%	0.90%	1.58%		27%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class A
2/28/2019 (Unaudited)	$12.87	$(0.01)	$(0.68)	$(0.69)	$(0.05)	$(0.13)	$(0.18)	$—	$12.00	(5.24)%*	$3.1	1.36	%**	1.16	%**	(0.20	)%**	10%*
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$(0.10)	$—	$12.87	5.12%	$3.9	1.31%		1.17%		0.63%		44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%		1.19%		0.87%		27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%		1.24%		1.25%		22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$(0.12)	$—	$10.51	(4.62)%	$3.8	1.31%		1.24%		0.71%		24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.14	11.69%[c]	$9.3	1.30%		1.24%		1.25%		27%
Class C
2/28/2019 (Unaudited)	$12.68	$(0.05)	$(0.67)	$(0.72)	$—	$(0.13)	$(0.13)	$—	$11.83	(5.60)%*	$1.9	2.11	%**	1.91	%**	(0.95	)%**	10%*
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$(0.01)	$—	$12.68	4.37%	$2.4	2.06%		1.92%		(0.02)%		44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%		1.94%		0.16%		27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%		2.00%		0.39%		22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$(0.04)	$—	$10.36	(5.23)%	$3.7	2.04%		2.00%		0.06%		24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$(0.03)	$0.00	$10.97	10.79%[c]	$4.6	2.05%		2.00%		0.42%		27%
Class R3
2/28/2019 (Unaudited)	$12.75	$(0.03)	$(0.67)	$(0.70)	$(0.02)	$(0.13)	$(0.15)	$—	$11.90	(5.40)%*	$2.9	1.61	%**	1.41	%**	(0.46	)%**	10%*
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%		1.42%		0.36%		44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%		1.44%		0.70%		27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%		1.51%		0.95%		22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$(0.10)	$—	$10.43	(4.71)%	$3.4	1.55%		1.51%		0.56%		24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$(0.09)	$0.00	$11.05	11.35%[c]	$2.2	1.55%		1.51%		1.03%		27%
Class R6
2/28/2019 (Unaudited)	$12.96	$0.01	$(0.68)	$(0.67)	$(0.11)	$(0.13)	$(0.24)	$—	$12.05	(5.00)%*	$26.2	0.91	%**	0.72	%**	0.21	%**	10%*
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%		0.74%		1.15%		44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79	%**	0.73	%**	1.70	%**	27%[d]
International Small Cap Fund
Institutional Class
2/28/2019 (Unaudited)	$12.98	$0.00	$(1.74)	$(1.74)	$(0.03)	$(0.18)	$(0.21)	$—	$11.03	(13.23)%*	$5.2	6.26	%**	1.05	%**	0.06	%**	19%*
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund (cont'd)
Class A
2/28/2019 (Unaudited)	$12.93	$(0.02)	$(1.72)	$(1.74)	$—	$(0.18)	$(0.18)	$—	$11.01	(13.30)%*	$0.2	6.87	%**	1.41	%**	(0.30	)%**	19%*
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*
Class C
2/28/2019 (Unaudited)	$12.83	$(0.06)	$(1.72)	$(1.78)	$—	$(0.18)	$(0.18)	$—	$10.87	(13.72)%*	$0.1	7.40	%**	2.16	%**	(1.05	)%**	19%*
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
2/28/2019 (Unaudited)	$12.98	$0.01	$(1.73)	$(1.72)	$(0.04)	$(0.18)	$(0.22)	$—	$11.04	(13.10)%*	$0.2	6.19	%**	0.97	%**	0.14	%**	19%*
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*
Intrinsic Value Fund
Institutional Class
2/28/2019 (Unaudited)	$18.54	$(0.02)	$(0.74)	$(0.76)	$—	$(1.87)	$(1.87)	$—	$15.91	(2.16)%*	$616.0	1.05	%**	1.01	%**	(0.20	)%**	10%*
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%		1.00%		(0.35)%		25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%		1.00%		(0.38)%		17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%		1.00%		(0.41)%		22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$(0.57)	$0.00	$14.98	21.74%[c]	$252.0	1.13%		1.00%		(0.40)%		24%
Class A
2/28/2019 (Unaudited)[j]	$18.54	$(0.04)	$(0.75)	$(0.79)	$—	$(1.87)	$(1.87)	$—	$15.88	(2.33)%*	$21.8	1.43	%**	1.37	%**	(0.54	)%**	10%*
8/31/2018[j]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$(0.88)	$—	$18.54	20.58%	$20.0	1.41%		1.36%		(0.73)%		25%
8/31/2017[j]	$14.15	$(0.11)	$2.38	$2.27	$—	$(0.22)	$(0.22)	$—	$16.20	16.20%	$18.2	1.43%		1.36%		(0.68)%		26%
8/31/2016[j]	$14.54	$(0.10)	$0.43	$0.33	$—	$(0.72)	$(0.72)	$—	$14.15	2.58%	$44.5	1.48%		1.36%		(0.72)%		17%
8/31/2015[j]	$15.26	$(0.11)	$0.21	$0.10	$—	$(0.82)	$(0.82)	$—	$14.54	0.96%	$44.3	1.50%		1.36%		(0.77)%		22%
8/31/2014[j]	$13.08	$(0.11)	$2.85	$2.74	$(0.00)	$(0.56)	$(0.56)	$0.00	$15.26	21.31%[c]	$13.5	1.51%		1.36%		(0.77)%		24%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class C
2/28/2019 (Unaudited)[j]	$18.54	$(0.10)	$(0.75)	$(0.85)	$—	$(1.87)	$(1.87)	$—	$15.82	(2.67)%*	$21.3	2.16%**	2.12%**	(1.31	)%**	10	%*
8/31/2018[j]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$(0.94)	$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%		25%
8/31/2017[j]	$14.42	$(0.22)	$2.42	$2.20	$—	$(0.23)	$(0.23)	$—	$16.39	15.36%	$22.4	2.15%	2.11%	(1.45)%		26%
8/31/2016[j]	$14.97	$(0.20)	$0.43	$0.23	$—	$(0.78)	$(0.78)	$—	$14.42	1.85%	$25.2	2.20%	2.11%	(1.47)%		17%
8/31/2015[j]	$15.86	$(0.23)	$0.22	$(0.01)	$—	$(0.88)	$(0.88)	$—	$14.97	0.19%	$25.8	2.22%	2.11%	(1.52)%		22%
8/31/2014[j]	$13.71	$(0.24)	$2.99	$2.75	$—	$(0.60)	$(0.60)	$0.00	$15.86	20.40%[c]	$12.7	2.26%	2.11%	(1.51)%		24%
Class R6
Period from 1/18/2019^ to 2/28/2019 (Unaudited)	$14.22	$(0.01)	$1.71	$1.70	$—	$—	$—	$—	$15.92	11.95%*	$0.0	1.29%**	0.92%**	(0.69	)%**	10	%[d]*
Large Cap Value Fund
Investor Class
2/28/2019 (Unaudited)	$32.87	$0.27	$0.19	$0.46	$(0.52)	$(3.39)	$(3.91)	$—	$29.42	2.22%*	$1,161.7	0.86%**	0.86%**	1.77	%**	38	%*
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%		153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$(1.07)	$—	$31.61	15.88%[i]	$1,148.5	0.87%	0.86%[f]	1.31%[f]		74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%	1.20%		126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%	1.08%		153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$(5.44)	$0.00	$33.92	23.57%[c]	$1,238.3	0.85%	0.85%	1.04%		104%
Trust Class
2/28/2019 (Unaudited)	$32.88	$0.24	$0.20	$0.44	$(0.47)	$(3.39)	$(3.86)	$—	$29.46	2.12%*	$73.8	1.05%**	1.05%**	1.59	%**	38	%*
8/31/2018[g]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%		153%
8/31/2017[g]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$(1.67)	$—	$31.63	15.77%[i]	$75.0	1.05%	1.01%[f]	1.16%[f]		74%
8/31/2016[g]	$29.40	$0.28	$2.83	$3.11	$(0.44)	$(3.23)	$(3.67)	$—	$28.84	12.97%	$77.6	1.07%	1.07%	1.03%		126%
8/31/2015[g]	$38.50	$0.30	$(2.73)	$(2.43)	$(0.41)	$(6.26)	$(6.67)	$—	$29.40	(7.40)%	$108.2	1.05%	1.05%	0.88%		153%
8/31/2014[g]	$38.91	$0.31	$7.74	$8.05	$(0.58)	$(7.88)	$(8.46)	$0.00	$38.50	23.36%[c]	$141.1	1.05%	1.05%	0.83%		104%
Advisor Class
2/28/2019 (Unaudited)	$32.88	$0.22	$0.19	$0.41	$(0.42)	$(3.39)	$(3.81)	$—	$29.48	2.02%*	$116.2	1.19%**	1.19%**	1.42	%**	38	%*
8/31/2018[g]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%	1.11%		153%
8/31/2017[g]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$(2.28)	$—	$31.62	15.51%[i]	$144.1	1.20%	1.19%[f]	0.98%[f]		74%
8/31/2016[g]	$31.41	$0.24	$2.83	$3.07	$(0.61)	$(4.42)	$(5.03)	$—	$29.45	12.81%	$145.9	1.22%	1.22%	0.88%		126%
8/31/2015[g]	$43.19	$0.26	$(2.94)	$(2.68)	$(0.54)	$(8.56)	$(9.10)	$—	$31.41	(7.55)%	$162.3	1.20%	1.20%	0.73%		153%
8/31/2014[g]	$45.58	$0.30	$8.85	$9.15	$(0.76)	$(10.78)	$(11.54)	$0.00	$43.19	23.17%[c]	$216.1	1.20%	1.20%	0.69%		104%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Institutional Class
2/28/2019 (Unaudited)	$32.87	$0.30	$0.19	$0.49	$(0.58)	$(3.39)	$(3.97)	$—	$29.39	2.30%*	$186.2	0.70%**	0.70	%**	2.02%**	38	%*
8/31/2018[g]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[g]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$(1.12)	$—	$31.60	16.04%[i]	$80.6	0.70%	0.69	%f§	1.50%[f]	74%
8/31/2016[g]	$27.42	$0.35	$2.85	$3.20	$(0.33)	$(2.04)	$(2.37)	$—	$28.25	13.38%	$56.2	0.71%	0.70%		1.38%	126%
8/31/2015[g]	$33.84	$0.37	$(2.49)	$(2.12)	$(0.34)	$(3.96)	$(4.30)	$—	$27.42	(7.03)%	$86.4	0.70%	0.70	%§	1.19%	153%
8/31/2014[g]	$32.30	$0.38	$6.60	$6.98	$(0.46)	$(4.98)	$(5.44)	$0.00	$33.84	23.74%[c]	$143.5	0.70%	0.70	%§	1.18%	104%
Class A
2/28/2019 (Unaudited)	$32.88	$0.26	$0.16	$0.42	$(0.45)	$(3.39)	$(3.84)	$—	$29.46	2.08%*	$11.3	1.07%**	1.07	%**	1.72%**	38	%*
8/31/2018[g]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[g]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$(1.68)	$—	$31.62	15.65%[i]	$3.8	1.07%	1.07%[f]		1.11%[f]	74%
8/31/2016[g]	$29.47	$0.27	$2.83	$3.10	$(0.46)	$(3.24)	$(3.70)	$—	$28.87	12.94%	$3.2	1.09%	1.09%		1.02%	126%
8/31/2015[g]	$38.61	$0.32	$(2.77)	$(2.45)	$(0.42)	$(6.27)	$(6.69)	$—	$29.47	(7.44)%	$2.9	1.09%	1.09%		0.96%	153%
8/31/2014[g]	$39.05	$0.30	$7.77	$8.07	$(0.61)	$(7.90)	$(8.51)	$0.00	$38.61	23.31%[c]	$2.7	1.08%	1.08	%§	0.78%	104%
Class C
2/28/2019 (Unaudited)	$32.87	$0.15	$0.18	$0.33	$(0.22)	$(3.39)	$(3.61)	$—	$29.59	1.74%*	$5.4	1.81%**	1.81	%**	0.98%**	38	%*
8/31/2018[g]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[g]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$(2.28)	$—	$31.67	14.84%[i]	$2.3	1.81%	1.81%[f]		0.36%[f]	74%
8/31/2016[g]	$31.83	$0.07	$2.83	$2.90	$(0.37)	$(4.70)	$(5.07)	$—	$29.66	12.09%	$2.1	1.83%	1.83%		0.26%	126%
8/31/2015[g]	$44.30	$0.04	$(3.01)	$(2.97)	$(0.39)	$(9.11)	$(9.50)	$—	$31.83	(8.11)%	$2.7	1.82%	1.82	%§	0.11%	153%
8/31/2014[g]	$47.34	$0.00	$9.16	$9.16	$(0.74)	$(11.46)	$(12.20)	$0.00	$44.30	22.37%[c]	$3.0	1.86%	1.86	%§	0.03%	104%
Class R3
2/28/2019 (Unaudited)	$32.89	$0.20	$0.19	$0.39	$(0.37)	$(3.39)	$(3.76)	$—	$29.52	1.94%*	$0.4	1.36%**	1.36	%**	1.28%**	38	%*
8/31/2018[g]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%		1.00%	153%
8/31/2017[g]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$(2.23)	$—	$31.63	15.27%[i]	$0.2	1.43%	1.36%[f]		0.90%[f]	74%
8/31/2016[g]	$31.34	$0.21	$2.81	$3.02	$(0.55)	$(4.35)	$(4.90)	$—	$29.46	12.58%	$0.1	1.54%	1.36%		0.75%	126%
8/31/2015[g]	$42.97	$0.19	$(2.92)	$(2.73)	$(0.46)	$(8.44)	$(8.90)	$—	$31.34	(7.64)%	$0.1	1.51%	1.36%		0.53%	153%
8/31/2014[g]	$45.27	$0.23	$8.80	$9.03	$(0.72)	$(10.61)	$(11.33)	$0.00	$42.97	22.94%[c]	$0.1	1.43%	1.36%		0.53%	104%
Class R6
Period from 1/18/2019^ to 2/28/2019 (Unaudited)	$28.19	$0.07	$1.13	$1.20	$—	$—	$—	$—	$29.39	4.26%*	$0.0	0.94%**	0.60	%**	2.04%**	38	%[d]*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
2/28/2019 (Unaudited)	$16.99	$(0.02)	$(0.85)	$(0.87)	$—	$(1.45)	$(1.45)	$—	$14.67	(3.63)%*	$488.7	0.90%**	0.90%**	(0.29	)%**	24%*
8/31/2018[g]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%	(0.25)%		50%
8/31/2017[g]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$(0.64)	$—	$14.61	15.80%[i]	$445.9	0.93%	0.91%[f]	(0.28)%[f]		47%
8/31/2016[g]	$14.70	$(0.04)	$(0.27)	$(0.31)	$—	$(1.15)	$(1.15)	$0.01	$13.25	(1.70)%[e]	$415.1	0.95%	0.95%	(0.34)%		63%
8/31/2015[g]	$15.07	$(0.07)	$1.51	$1.44	$—	$(1.81)	$(1.81)	$—	$14.70	10.74%	$437.5	0.92%	0.92%	(0.50)%		50%
8/31/2014[g]	$13.73	$(0.07)	$2.41	$2.34	$—	$(1.00)	$(1.00)	$0.00	$15.07	17.54%[c]	$415.6	0.93%	0.93%	(0.47)%		63%
Trust Class
2/28/2019 (Unaudited)	$16.98	$(0.02)	$(0.85)	$(0.87)	$—	$(1.45)	$(1.45)	$—	$14.66	(3.63)%*	$72.6	0.95%**	0.95%**	(0.34	)%**	24%*
8/31/2018[g]	$14.62	$(0.05)	$3.73	$3.68	$—	$(1.32)	$(1.32)	$—	$16.98	26.65%	$77.6	0.95%	0.95%	(0.30)%		50%
8/31/2017[g]	$12.98	$(0.04)	$2.04	$2.00	$—	$(0.36)	$(0.36)	$—	$14.62	15.75%[i]	$52.0	0.97%	0.97%[f]	(0.34)%[f]		47%
8/31/2016[g]	$13.91	$(0.05)	$(0.25)	$(0.30)	$—	$(0.65)	$(0.65)	$0.02	$12.98	(1.77)%[e]	$66.7	0.98%	0.98%	(0.37)%		63%
8/31/2015[g]	$13.58	$(0.08)	$1.43	$1.35	$—	$(1.02)	$(1.02)	$—	$13.91	10.73%	$91.7	0.99%	0.99%	(0.58)%		50%
8/31/2014[g]	$12.07	$(0.07)	$2.13	$2.06	$—	$(0.55)	$(0.55)	$0.00	$13.58	17.40%[c]	$69.6	1.00%	1.00%	(0.54)%		63%
Advisor Class
2/28/2019 (Unaudited)	$16.94	$(0.04)	$(0.85)	$(0.89)	$—	$(1.45)	$(1.45)	$—	$14.60	(3.78)%*	$13.7	1.21%**	1.21%**	(0.60	)%**	24%*
8/31/2018[g]	$14.62	$(0.09)	$3.73	$3.64	$—	$(1.32)	$(1.32)	$—	$16.94	26.32%	$15.4	1.21%	1.21%	(0.56)%		50%
8/31/2017[g]	$13.01	$(0.08)	$2.05	$1.97	$—	$(0.36)	$(0.36)	$—	$14.62	15.47%[i]	$12.4	1.23%	1.23%[f]	(0.60)%[f]		47%
8/31/2016[g]	$13.97	$(0.08)	$(0.25)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.01	(2.04)%[e]	$11.5	1.24%	1.24%	(0.63)%		63%
8/31/2015[g]	$13.66	$(0.12)	$1.44	$1.32	$—	$(1.01)	$(1.01)	$—	$13.97	10.39%	$10.7	1.25%	1.25%	(0.84)%		50%
8/31/2014[g]	$12.14	$(0.10)	$2.15	$2.05	$—	$(0.53)	$(0.53)	$0.00	$13.66	17.16%[c]	$10.3	1.26%	1.26%	(0.81)%		63%
Institutional Class
2/28/2019 (Unaudited)	$17.01	$(0.01)	$(0.84)	$(0.85)	$—	$(1.45)	$(1.45)	$—	$14.71	(3.51)%*	$272.9	0.70%**	0.70%**	(0.08	)%**	24%*
8/31/2018	$14.61	$(0.01)	$3.73	$3.72	$—	$(1.32)	$(1.32)	$—	$17.01	26.93%	$353.7	0.70%	0.70%	(0.05)%		50%
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$(0.62)	$—	$14.61	16.03%[i]	$321.5	0.72%	0.72%[f]	(0.09)%[f]		47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$(1.12)	$0.02	$13.20	(1.52)%[e]	$307.6	0.75%	0.75%§	(0.14)%		63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75%§	(0.34)%		50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$(1.00)	$0.00	$14.89	17.74%[c]	$382.5	0.75%	0.75%	(0.29)%		63%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class A
2/28/2019 (Unaudited)	$16.96	$(0.03)	$(0.85)	$(0.88)	$—	$(1.45)	$(1.45)	$—	$14.63	(3.71)%*	$32.7	1.07%**	1.07	%**	(0.44	)%**	24%*
8/31/2018[g]	$14.62	$(0.07)	$3.73	$3.66	$—	$(1.32)	$(1.32)	$—	$16.96	26.48%	$52.1	1.07%	1.07%		(0.42)%		50%
8/31/2017[g]	$13.00	$(0.06)	$2.04	$1.98	$—	$(0.36)	$(0.36)	$—	$14.62	15.58%[i]	$54.4	1.11%	1.11	%f§	(0.49)%[f]		47%
8/31/2016[g]	$13.95	$(0.06)	$(0.25)	$(0.31)	$—	$(0.66)	$(0.66)	$0.02	$13.00	(1.91)%[e]	$76.9	1.11%	1.11	%§	(0.51)%		63%
8/31/2015[g]	$13.64	$(0.09)	$1.43	$1.34	$—	$(1.03)	$(1.03)	$—	$13.95	10.55%	$102.3	1.11%	1.11	%§	(0.69)%		50%
8/31/2014[g]	$12.13	$(0.09)	$2.15	$2.06	$—	$(0.55)	$(0.55)	$—	$13.64	17.33%[c]	$100.7	1.13%	1.11%		(0.65)%		63%
Class C
2/28/2019 (Unaudited)	$16.85	$(0.09)	$(0.84)	$(0.93)	$—	$(1.45)	$(1.45)	$—	$14.47	(4.04)%*	$10.5	1.82%**	1.82	%**	(1.21	)%**	24%*
8/31/2018[g]	$14.64	$(0.19)	$3.72	$3.53	$—	$(1.32)	$(1.32)	$—	$16.85	25.49%	$11.6	1.85%	1.85	%§	(1.20)%		50%
8/31/2017[g]	$13.13	$(0.17)	$2.05	$1.88	$—	$(0.37)	$(0.37)	$—	$14.64	14.69%	$9.7	1.86%	1.86	%§	(1.24)%		47%
8/31/2016[g]	$14.20	$(0.16)	$(0.25)	$(0.41)	$—	$(0.67)	$(0.67)	$0.01	$13.13	(2.62)%[e]	$10.9	1.88%	1.86%		(1.24)%		63%
8/31/2015[g]	$13.99	$(0.20)	$1.47	$1.27	$—	$(1.06)	$(1.06)	$—	$14.20	9.72%	$8.4	1.88%	1.86%		(1.45)%		50%
8/31/2014[g]	$12.47	$(0.18)	$2.20	$2.02	$—	$(0.50)	$(0.50)	$0.00	$13.99	16.46%[c]	$6.0	1.91%	1.86%		(1.40)%		63%
Class R3
2/28/2019 (Unaudited)	$16.92	$(0.06)	$(0.84)	$(0.90)	$—	$(1.45)	$(1.45)	$—	$14.57	(3.84)%*	$54.7	1.35%**	1.35	%**§	(0.81	)%**	24%*
8/31/2018[g]	$14.63	$(0.11)	$3.72	$3.61	$—	$(1.32)	$(1.32)	$—	$16.92	26.11%	$15.6	1.36%	1.36	%§	(0.71)%		50%
8/31/2017[g]	$13.04	$(0.10)	$2.05	$1.95	$—	$(0.36)	$(0.36)	$—	$14.63	15.30%	$13.2	1.36%	1.36%		(0.73)%		47%
8/31/2016[g]	$14.00	$(0.09)	$(0.24)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.04	(2.12)%[e]	$13.7	1.38%	1.36%		(0.74)%		63%
8/31/2015[g]	$13.71	$(0.13)	$1.44	$1.31	$—	$(1.02)	$(1.02)	$—	$14.00	10.29%	$12.7	1.37%	1.36%		(0.95)%		50%
8/31/2014[g]	$12.19	$(0.12)	$2.16	$2.04	$—	$(0.52)	$(0.52)	$0.00	$13.71	17.02%[c]	$8.3	1.38%	1.36%		(0.90)%		63%
Class R6
2/28/2019 (Unaudited)	$17.02	$(0.00)	$(0.84)	$(0.84)	$—	$(1.45)	$(1.45)	$—	$14.73	(3.45)%*	$429.3	0.62%**	0.62	%**	(0.01	)%**	24%*
8/31/2018[g]	$14.61	$0.00	$3.73	$3.73	$—	$(1.32)	$(1.32)	$—	$17.02	26.99%	$433.5	0.63%	0.63%		0.02%		50%
8/31/2017[g]	$13.19	$(0.00)	$2.04	$2.04	$—	$(0.62)	$(0.62)	$—	$14.61	16.13%[i]	$262.4	0.65%	0.65%[f]		(0.02)%[f]		47%
8/31/2016[g]	$14.56	$(0.00)	$(0.26)	$(0.26)	$—	$(1.12)	$(1.12)	$0.01	$13.19	(1.44)%[e]	$193.7	0.66%	0.66%		(0.02)%		63%
8/31/2015[g]	$14.85	$(0.04)	$1.50	$1.46	$—	$(1.75)	$(1.75)	$—	$14.56	11.04%	$88.6	0.67%	0.67	%§	(0.26)%		50%
8/31/2014[g]	$13.52	$(0.03)	$2.37	$2.34	$—	$(1.01)	$(1.01)	$0.00	$14.85	17.89%[d]	$22.5	0.68%	0.68%		(0.21)%		63%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2019 (Unaudited)[j]	$24.16	$0.06	$(1.48)	$(1.42)	$(0.14)	$(1.50)	$(1.64)	$—	$21.10	(4.96)%*	$64.2	1.20%**	1.19	%**	0.59%**	20%*
8/31/2018[j]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$(1.55)	$—	$24.16	12.20%	$40.2	1.21%	1.17%		0.49%	36%
8/31/2017[j]	$19.75	$0.23	$3.16	$3.39	$(0.12)	$—	$(0.12)	$—	$23.02	17.19%[i]	$40.3	1.25%	1.01%[f]		1.06%[f]	31%
8/31/2016[j]	$21.03	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$(2.23)	$—	$19.75	5.85%	$37.9	1.30%	1.15%		0.86%	29%
8/31/2015[j]	$23.60	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$(2.29)	$—	$21.03	(1.09)%	$42.1	1.24%	1.05%		0.37%	50%
8/31/2014[j]	$20.33	$0.26	$4.21	$4.47	$(0.33)	$(0.87)	$(1.20)	$0.00	$23.60	22.84%[c]	$43.4	1.31%	0.98%		1.21%	34%
Trust Class
2/28/2019 (Unaudited)[j]	$24.16	$0.06	$(1.49)	$(1.43)	$(0.13)	$(1.50)	$(1.63)	$—	$21.10	(5.02)%*	$9.2	1.37%**	1.25	%**	0.58%**	20%*
8/31/2018[j]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$(1.90)	$—	$24.16	12.17%	$10.2	1.37%	1.25%		0.42%	36%
8/31/2017[j]	$20.10	$0.19	$3.19	$3.38	$(0.13)	$—	$(0.13)	$—	$23.35	16.85%[i]	$10.9	1.43%	1.25	%f§	0.82%[f]	31%
8/31/2016[j]	$21.92	$0.15	$0.79	$0.94	$(0.12)	$(2.64)	$(2.76)	$—	$20.10	5.80%	$10.3	1.48%	1.25%		0.77%	29%
8/31/2015[j]	$25.06	$0.04	$(0.40)	$(0.36)	$(0.21)	$(2.57)	$(2.78)	$—	$21.92	(1.31)%	$11.9	1.48%	1.25%		0.17%	50%
8/31/2014[j]	$21.80	$0.22	$4.47	$4.69	$(0.35)	$(1.08)	$(1.43)	$0.00	$25.06	22.47%[c]	$14.4	1.57%	1.25	%§	0.97%	34%
Institutional Class
2/28/2019 (Unaudited)	$24.17	$0.10	$(1.51)	$(1.41)	$(0.21)	$(1.50)	$(1.71)	$—	$21.05	(4.83)%*	$49.0	1.02%**	0.85	%**	0.97%**	20%*
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%		0.81%	36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$(0.17)	$—	$23.00	17.40%[i]	$29.1	1.05%	0.85%[f]		1.19%[f]	31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%		1.18%	29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%		0.59%	50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$(1.24)	$0.00	$23.59	22.99%[c]	$18.0	1.17%	0.85	%§	1.48%	34%
Class A
2/28/2019 (Unaudited)[j]	$24.17	$0.06	$(1.50)	$(1.44)	$(0.13)	$(1.50)	$(1.63)	$—	$21.10	(5.02)%*	$20.0	1.38%**	1.21	%**	0.54%**	20%*
8/31/2018[j]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$(1.88)	$—	$24.17	12.23%	$10.1	1.39%	1.21%		0.46%	36%
8/31/2017[j]	$20.08	$0.20	$3.20	$3.40	$(0.14)	$—	$(0.14)	$—	$23.34	16.95%[i]	$8.6	1.43%	1.21%[f]		0.89%[f]	31%
8/31/2016[j]	$21.93	$0.16	$0.77	$0.93	$(0.14)	$(2.64)	$(2.78)	$—	$20.08	5.76%	$13.3	1.49%	1.21%		0.81%	29%
8/31/2015[j]	$25.08	$0.05	$(0.40)	$(0.35)	$(0.22)	$(2.58)	$(2.80)	$—	$21.93	(1.25)%	$14.8	1.47%	1.21%		0.20%	50%
8/31/2014[j]	$21.81	$0.22	$4.50	$4.72	$(0.37)	$(1.08)	$(1.45)	$0.00	$25.08	22.60%[c]	$5.2	1.53%	1.21	%§	0.96%	34%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class C
2/28/2019 (Unaudited)[j]	$24.18	$(0.02)	$(1.49)	$(1.51)	$(0.02)	$(1.50)	$(1.52)	$—	$21.15	(5.37)%*	$2.1	2.14%**	1.96%**	(0.15	)%**	20%*
8/31/2018[j]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$(1.84)	$—	$24.18	11.37%	$2.4	2.14%	1.96%	(0.29)%		36%
8/31/2017[j]	$20.29	$0.04	$3.22	$3.26	$(0.08)	$—	$(0.08)	$—	$23.47	16.09%[i]	$2.5	2.18%	1.96%[f]	0.15%[f]		31%
8/31/2016[j]	$22.30	$0.01	$0.78	$0.79	$(0.08)	$(2.72)	$(2.80)	$—	$20.29	5.01%	$3.7	2.23%	1.96%	0.05%		29%
8/31/2015[j]	$25.56	$(0.12)	$(0.40)	$(0.52)	$(0.08)	$(2.66)	$(2.74)	$—	$22.30	(2.02)%	$3.5	2.20%	1.96%	(0.53)%		50%
8/31/2014[j]	$22.28	$0.07	$4.57	$4.64	$(0.25)	$(1.11)	$(1.36)	$0.00	$25.56	21.64%[c]	$1.9	2.28%	1.96%§	0.24%		34%
Class R3
2/28/2019 (Unaudited)[j]	$24.17	$0.04	$(1.49)	$(1.45)	$(0.08)	$(1.50)	$(1.58)	$—	$21.14	(5.08)%*	$2.3	1.65%**	1.46%**	0.36	%**	20%*
8/31/2018[j]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$(1.85)	$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%		36%
8/31/2017[j]	$20.15	$0.13	$3.20	$3.33	$(0.11)	$—	$(0.11)	$—	$23.37	16.62%	$1.5	1.69%	1.46%	0.63%		31%
8/31/2016[j]	$22.03	$0.11	$0.77	$0.88	$(0.11)	$(2.65)	$(2.76)	$—	$20.15	5.54%	$1.4	1.75%	1.46%	0.56%		29%
8/31/2015[j]	$25.17	$0.00	$(0.40)	$(0.40)	$(0.15)	$(2.59)	$(2.74)	$—	$22.03	(1.49)%	$1.2	1.73%	1.46%	0.03%		50%
8/31/2014[j]	$21.89	$0.19	$4.49	$4.68	$(0.32)	$(1.08)	$(1.40)	$0.00	$25.17	22.23%[c]	$0.4	1.80%	1.46%	0.80%		34%
Multi-Cap Opportunities Fund
Institutional Class
2/28/2019 (Unaudited)	$20.12	$0.07	$(0.57)	$(0.50)	$(0.14)	$(1.65)	$(1.79)	$—	$17.83	(1.56)%*	$1,487.8	0.73%**	0.73%**	0.74	%**	19%*
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%		23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$(0.59)	$—	$18.67	20.27%[i]	$1,828.2	0.75%	0.75%[f]	0.68%[f]		23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%		18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%	0.84%		27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$(0.33)	$0.00	$16.27	22.65%[c]	$2,566.4	0.74%	0.74%	1.06%		17%
Class A
2/28/2019 (Unaudited)[j]	$20.12	$0.03	$(0.56)	$(0.53)	$(0.07)	$(1.65)	$(1.72)	$—	$17.87	(1.75)%*	$48.3	1.10%**	1.10%**	0.35	%**	19%*
8/31/2018[j]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$(1.90)	$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%		23%
8/31/2017[j]	$16.09	$0.06	$3.06	$3.12	$(0.07)	$(0.45)	$(0.52)	$—	$18.69	19.85%[i]	$53.5	1.10%	1.10%[f]	0.32%[f]		23%
8/31/2016[j]	$15.31	$0.09	$1.18	$1.27	$(0.08)	$(0.41)	$(0.49)	$—	$16.09	8.53%	$73.0	1.11%	1.11%	0.62%		18%
8/31/2015[j]	$16.27	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.52)	$(0.60)	$—	$15.31	(2.16)%	$102.8	1.10%	1.10%	0.47%		27%
8/31/2014[j]	$13.60	$0.11	$2.87	$2.98	$(0.09)	$(0.22)	$(0.31)	$0.00	$16.27	22.17%[c]	$143.1	1.10%	1.10%	0.71%		17%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class C
2/28/2019 (Unaudited)[j]	$20.13	$(0.03)	$(0.57)	$(0.60)	$—	$(1.65)	$(1.65)	$—	$17.88	(2.11)%*	$42.2	1.84%**	1.84%**	(0.36	)%**	19%*
8/31/2018[j]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$(1.94)	$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%		23%
8/31/2017[j]	$16.31	$(0.07)	$3.11	$3.04	$(0.00)	$(0.48)	$(0.48)	$—	$18.87	18.95%[i]	$40.7	1.84%	1.84%[f]	(0.40)%[f]		23%
8/31/2016[j]	$15.58	$(0.02)	$1.19	$1.17	$(0.01)	$(0.43)	$(0.44)	$—	$16.31	7.73%	$39.6	1.85%	1.85%	(0.11)%		18%
8/31/2015[j]	$16.62	$(0.04)	$(0.44)	$(0.48)	$(0.02)	$(0.54)	$(0.56)	$—	$15.58	(2.84)%	$46.1	1.84%	1.84%	(0.27)%		27%
8/31/2014[j]	$13.96	$(0.00)	$2.95	$2.95	$(0.06)	$(0.23)	$(0.29)	$0.00	$16.62	21.30%[c]	$50.5	1.85%	1.85%	(0.01)%		17%
Real Estate Fund
Trust Class
2/28/2019 (Unaudited)	$13.34	$0.10	$0.29	$0.39	$(0.12)	$(0.57)	$(0.69)	$—	$13.04	3.35%*	$119.1	1.43%**	1.04%**	1.53	%**	23%*
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%		47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%		45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%		49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$(0.91)	$—	$13.60	(1.54)%	$250.8	1.39%	1.04%	1.24%		33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$(0.98)	$0.00	$14.70	22.36%[c]	$314.3	1.41%	1.04%	1.19%		36%
Institutional Class
2/28/2019 (Unaudited)	$13.39	$0.11	$0.29	$0.40	$(0.13)	$(0.57)	$(0.70)	$—	$13.09	3.44%*	$172.5	1.07%**	0.85%**	1.72	%**	23%*
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%		47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%		45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%		49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$(0.94)	$—	$13.64	(1.34)%	$336.5	1.03%	0.85%	1.42%		33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$(1.00)	$0.00	$14.74	22.63%[c]	$463.5	1.05%	0.85%	1.35%		36%
Class A
2/28/2019 (Unaudited)	$13.34	$0.08	$0.30	$0.38	$(0.11)	$(0.57)	$(0.68)	$—	$13.04	3.26%*	$55.4	1.43%**	1.21%**	1.35	%**	23%*
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%		47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%		45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%		49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$(0.89)	$—	$13.60	(1.65)%	$137.0	1.41%	1.21%	1.04%		33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$(0.95)	$0.00	$14.69	22.17%[c]	$171.9	1.43%	1.21%	1.02%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class C
2/28/2019 (Unaudited)	$13.36	$0.04	$0.29	$0.33	$(0.06)	$(0.57)	$(0.63)	$—	$13.06	2.84%*	$11.2	2.19%**	1.96%**	0.60	%**	23%*
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%		47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%		45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%		49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$(0.77)	$—	$13.60	(2.38)%	$29.9	2.17%	1.96%	0.30%		33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$(0.85)	$0.00	$14.68	21.24%[c]	$40.4	2.20%	1.96%	0.26%		36%
Class R3
2/28/2019 (Unaudited)	$13.31	$0.07	$0.30	$0.37	$(0.09)	$(0.57)	$(0.66)	$—	$13.02	3.21%*	$18.0	1.70%**	1.46%**	1.12	%**	23%*
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%		47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%		45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%		49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$(0.85)	$—	$13.58	(1.94)%	$22.4	1.66%	1.46%	0.81%		33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$(0.92)	$0.00	$14.68	21.89%[c]	$23.5	1.67%	1.46%	0.71%		36%
Class R6
2/28/2019 (Unaudited)	$13.39	$0.11	$0.30	$0.41	$(0.14)	$(0.57)	$(0.71)	$—	$13.09	3.49%*	$57.9	0.98%**	0.77%**	1.81	%**	23%*
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%		47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%		45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%		49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$(0.95)	$—	$13.64	(1.26)%	$29.9	0.97%	0.78%	1.40%		33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$(1.02)	$0.00	$14.74	22.72%[c]	$26.3	0.98%	0.78%	1.33%		36%
Small Cap Growth Fund
Investor Class
2/28/2019 (Unaudited)	$44.96	$(0.17)	$(0.45)	$(0.62)	$—	$(7.12)	$(7.12)	$—	$37.22	2.38%*	$66.3	1.70%**	1.19%**	(0.89	)%**	103%*
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%		217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$(0.00)	$(0.00)	$—	$32.90	21.99%[i]	$49.8	1.78%	1.20%[f]	(0.86)%[f]		215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%		164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$(0.00)	$(0.00)	$—	$29.50	7.51%	$49.3	1.67%	1.21%	(0.96)%		336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$(0.00)	$(0.00)	$0.00	$27.44	13.58%[c]	$50.7	1.67%	1.21%	(0.85)%		284%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Trust Class
2/28/2019 (Unaudited)	$44.91	$(0.19)	$(0.45)	$(0.64)	$—	$(7.12)	$(7.12)	$—	$37.15	2.33%*	$4.2	1.82%**	1.30%**	(0.99	)%**	103%*
8/31/2018[h]	$32.88	$(0.43)	$12.93	$12.50	$—	$(0.47)	$(0.47)	$—	$44.91	38.45%	$4.4	1.86%	1.37%	(1.13)%		217%
8/31/2017[h]	$27.01	$(0.30)	$6.17	$5.87	$—	$(0.00)	$(0.00)	$—	$32.88	21.74%	$3.9	1.88%	1.37%	(1.04)%		215%
8/31/2016[h]	$29.44	$(0.25)	$(0.75)	$(1.00)	$—	$(1.43)	$(1.43)	$—	$27.01	(3.27)%	$4.4	1.93%	1.37%	(0.99)%		164%
8/31/2015[h]	$27.44	$(0.34)	$2.34	$2.00	$—	$(0.00)	$(0.00)	$—	$29.44	7.30%	$5.3	1.86%	1.40%	(1.15)%		336%
8/31/2014[h]	$24.21	$(0.28)	$3.51	$3.23	$—	$(0.00)	$(0.00)	$0.00	$27.44	13.35%[c]	$5.5	1.95%	1.40%	(1.02)%		284%
Advisor Class
2/28/2019 (Unaudited)	$44.87	$(0.21)	$(0.47)	$(0.68)	$—	$(7.12)	$(7.12)	$—	$37.07	2.24%*	$2.6	1.99%**	1.45%**	(1.14	)%**	103%*
8/31/2018[h]	$33.15	$(0.48)	$12.94	$12.46	$—	$(0.74)	$(0.74)	$—	$44.87	38.26%	$2.5	2.03%	1.51%	(1.27)%		217%
8/31/2017[h]	$27.27	$(0.35)	$6.23	$5.88	$—	$(0.00)	$(0.00)	$—	$33.15	21.58%[i]	$1.7	2.05%	1.51%[f]	(1.18)%[f]		215%
8/31/2016[h]	$30.63	$(0.29)	$(0.81)	$(1.10)	$—	$(2.26)	$(2.26)	$—	$27.27	(3.40)%	$2.1	2.08%	1.51%	(1.13)%		164%
8/31/2015[h]	$28.59	$(0.38)	$2.42	$2.04	$—	$(0.00)	$(0.00)	$—	$30.63	7.13%	$2.7	2.00%	1.51%	(1.26)%		336%
8/31/2014[h]	$25.24	$(0.32)	$3.67	$3.35	$—	$(0.00)	$(0.00)	$0.00	$28.59	13.27%[c]	$3.5	1.96%	1.51%	(1.15)%		284%
Institutional Class
2/28/2019 (Unaudited)	$45.06	$(0.11)	$(0.45)	$(0.56)	$—	$(7.12)	$(7.12)	$—	$37.38	2.51%*	$24.6	1.47%**	0.90%**	(0.59	)%**	103%*
8/31/2018[h]	$32.85	$(0.25)	$12.95	$12.70	$—	$(0.49)	$(0.49)	$—	$45.06	39.12%	$16.4	1.50%	0.90%	(0.66)%		217%
8/31/2017[h]	$26.86	$(0.17)	$6.16	$5.99	$—	$(0.00)	$(0.00)	$—	$32.85	22.31%	$11.8	1.50%	0.90%	(0.57)%		215%
8/31/2016[h]	$29.24	$(0.14)	$(0.73)	$(0.87)	$—	$(1.51)	$(1.51)	$—	$26.86	(2.82)%	$9.4	1.55%	0.90%	(0.53)%		164%
8/31/2015[h]	$27.11	$(0.19)	$2.32	$2.13	$—	$(0.00)	$(0.00)	$—	$29.24	7.84%	$20.7	1.44%	0.90%	(0.65)%		336%
8/31/2014[h]	$23.80	$(0.15)	$3.46	$3.31	$—	$(0.00)	$(0.00)	$0.00	$27.11	13.91%[c]	$19.0	1.48%	0.90%	(0.54)%		284%
Class A
2/28/2019 (Unaudited)	$44.95	$(0.18)	$(0.46)	$(0.64)	$—	$(7.12)	$(7.12)	$—	$37.19	2.33%*	$7.9	1.85%**	1.26%**	(0.95	)%**	103%*
8/31/2018[h]	$32.87	$(0.39)	$12.93	$12.54	$—	$(0.46)	$(0.46)	$—	$44.95	38.60%	$5.3	1.88%	1.26%	(1.02)%		217%
8/31/2017[h]	$26.97	$(0.27)	$6.17	$5.90	$—	$(0.00)	$(0.00)	$—	$32.87	21.88%	$3.3	1.90%	1.26%	(0.93)%		215%
8/31/2016[h]	$29.36	$(0.23)	$(0.74)	$(0.97)	$—	$(1.42)	$(1.42)	$—	$26.97	(3.18)%	$3.5	1.95%	1.26%	(0.88)%		164%
8/31/2015[h]	$27.32	$(0.30)	$2.34	$2.04	$—	$(0.00)	$(0.00)	$—	$29.36	7.45%	$5.1	1.83%	1.26%	(1.01)%		336%
8/31/2014[h]	$24.07	$(0.26)	$3.51	$3.25	$—	$(0.00)	$(0.00)	$0.00	$27.32	13.51%[c]	$4.4	1.81%	1.26%	(0.96)%		284%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class C
2/28/2019 (Unaudited)	$44.72	$(0.32)	$(0.48)	$(0.80)	$—	$(7.12)	$(7.12)	$—	$36.80	1.95%*	$3.6	2.58%**	2.01%**	(1.71	)%**	103	%*
8/31/2018[h]	$33.24	$(0.67)	$12.92	$12.25	$—	$(0.77)	$(0.77)	$—	$44.72	37.56%	$3.1	2.62%	2.01%	(1.77)%		217%
8/31/2017[h]	$27.47	$(0.50)	$6.27	$5.77	$—	$(0.00)	$(0.00)	$—	$33.24	21.00%	$2.0	2.63%	2.01%	(1.68)%		215%
8/31/2016[h]	$31.11	$(0.43)	$(0.85)	$(1.28)	$—	$(2.36)	$(2.36)	$—	$27.47	(3.92)%	$1.8	2.68%	2.01%	(1.63)%		164%
8/31/2015[h]	$29.16	$(0.55)	$2.50	$1.95	$—	$(0.00)	$(0.00)	$—	$31.11	6.68%	$2.3	2.58%	2.01%	(1.76)%		336%
8/31/2014[h]	$25.89	$(0.49)	$3.76	$3.27	$—	$(0.00)	$(0.00)	$0.00	$29.16	12.64%[c]	$1.8	2.57%	2.01%	(1.68)%		284%
Class R3
2/28/2019 (Unaudited)	$44.87	$(0.23)	$(0.46)	$(0.69)	$—	$(7.12)	$(7.12)	$—	$37.06	2.22%*	$1.9	2.11%**	1.51%**	(1.21	)%**	103	%*
8/31/2018[h]	$33.14	$(0.48)	$12.95	$12.47	$—	$(0.74)	$(0.74)	$—	$44.87	38.29%	$2.2	2.17%	1.51%	(1.27)%		217%
8/31/2017[h]	$27.26	$(0.35)	$6.23	$5.88	$—	$(0.00)	$(0.00)	$—	$33.14	21.58%	$1.0	2.19%	1.51%	(1.17)%		215%
8/31/2016[h]	$30.63	$(0.29)	$(0.83)	$(1.12)	$—	$(2.25)	$(2.25)	$—	$27.26	(3.44)%	$1.1	2.24%	1.51%	(1.12)%		164%
8/31/2015[h]	$28.56	$(0.39)	$2.46	$2.07	$—	$(0.00)	$(0.00)	$—	$30.63	7.22%	$1.0	2.15%	1.51%	(1.25)%		336%
8/31/2014[h]	$25.22	$(0.32)	$3.66	$3.34	$—	$(0.00)	$(0.00)	$0.00	$28.56	13.24%[c]	$0.5	2.16%	1.51%	(1.15)%		284%
Class R6
Period from 9/7/2018^ to 2/28/2019 (Unaudited)	$44.27	$(0.09)	$0.34	$0.25	$—	$(7.12)	$(7.12)	$—	$37.40	4.39%*	$0.0	1.81%**	0.80%**	(0.49	)%**	103	%[d]*
Sustainable Equity Fund
Investor Class
2/28/2019 (Unaudited)	$41.86	$0.17	$(2.41)	$(2.24)	$(0.16)	$(3.12)	$(3.28)	$—	$36.34	(4.64)%*	$474.7	0.87%**	0.87%**	0.89	%**	8	%*
8/31/2018[g]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%		12%
8/31/2017[g]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$(1.55)	$—	$37.56	13.54%[i]	$732.6	0.85%	0.84%[f]	0.66%[f]		26%
8/31/2016[g]	$33.29	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$(2.07)	$—	$34.56	10.49%	$739.0	0.86%	0.86%	0.74%		25%
8/31/2015[g]	$37.01	$0.27	$(0.12)	$0.15	$(0.26)	$(3.61)	$(3.87)	$—	$33.29	0.29%	$758.0	0.85%	0.85%	0.76%		28%
8/31/2014[g]	$32.72	$0.31	$6.49	$6.80	$(0.30)	$(2.21)	$(2.51)	$0.00	$37.01	21.54%[c]	$821.1	0.86%	0.86%	0.87%		36%
Trust Class
2/28/2019 (Unaudited)	$41.88	$0.15	$(2.41)	$(2.26)	$(0.10)	$(3.12)	$(3.22)	$—	$36.40	(4.70)%*	$194.9	1.02%**	1.02%**	0.78	%**	8	%*
8/31/2018[g]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%		12%
8/31/2017[g]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$(2.72)	$—	$37.58	13.41%[i]	$234.6	1.02%	1.01%[f]	0.51%[f]		26%
8/31/2016[g]	$35.91	$0.19	$3.25	$3.44	$(0.37)	$(3.24)	$(3.61)	$—	$35.74	10.29%	$270.6	1.03%	1.03%	0.58%		25%
8/31/2015[g]	$42.53	$0.23	$(0.11)	$0.12	$(0.42)	$(6.32)	$(6.74)	$—	$35.91	0.12%	$318.3	1.03%	1.03%	0.58%		28%
8/31/2014[g]	$38.95	$0.28	$7.62	$7.90	$(0.44)	$(3.88)	$(4.32)	$0.00	$42.53	21.32%[c]	$418.4	1.03%	1.03%	0.70%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Institutional Class
2/28/2019 (Unaudited)	$41.84	$0.21	$(2.42)	$(2.21)	$(0.26)	$(3.12)	$(3.38)	$—	$36.25	(4.54)%*	$863.1	0.67%**	0.67%**	1.15%**	8%*
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%	12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$(1.62)	$—	$37.55	13.78%[i]	$848.8	0.66%	0.66%[f]	0.84%[f]	26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%	25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%	28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$(2.56)	$0.00	$37.00	21.76%[c]	$706.5	0.68%	0.68%	1.06%	36%
Class A
2/28/2019 (Unaudited)	$41.88	$0.13	$(2.41)	$(2.28)	$(0.10)	$(3.12)	$(3.22)	$—	$36.38	(4.73)%*	$97.3	1.04%**	1.04%**	0.72%**	8%*
8/31/2018[g]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%	12%
8/31/2017[g]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$(2.75)	$—	$37.58	13.36%[i]	$118.0	1.03%	1.03%[f]	0.48%[f]	26%
8/31/2016[g]	$36.02	$0.19	$3.25	$3.44	$(0.39)	$(3.29)	$(3.68)	$—	$35.78	10.27%	$131.6	1.05%	1.05%	0.56%	25%
8/31/2015[g]	$42.73	$0.23	$(0.11)	$0.12	$(0.44)	$(6.39)	$(6.83)	$—	$36.02	0.11%	$140.9	1.05%	1.05%	0.57%	28%
8/31/2014[g]	$39.16	$0.28	$7.64	$7.92	$(0.43)	$(3.92)	$(4.35)	$0.00	$42.73	21.28%[c]	$134.0	1.05%	1.05%	0.68%	36%
Class C
2/28/2019 (Unaudited)	$41.81	$0.00	$(2.39)	$(2.39)	$—	$(3.12)	$(3.12)	$—	$36.30	(5.05)%*	$54.2	1.79%**	1.79%**	0.02%**	8%*
8/31/2018[g]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%	12%
8/31/2017[g]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$(2.59)	$—	$37.63	12.53%[i]	$56.6	1.78%	1.78%[f]	(0.27)%[f]	26%
8/31/2016[g]	$36.25	$(0.07)	$3.27	$3.20	$(0.13)	$(3.40)	$(3.53)	$—	$35.92	9.44%	$53.5	1.79%	1.79%	(0.19)%	25%
8/31/2015[g]	$43.29	$(0.08)	$(0.09)	$(0.17)	$(0.26)	$(6.61)	$(6.87)	$—	$36.25	(0.67)%	$52.2	1.79%	1.79%	(0.18)%	28%
8/31/2014[g]	$39.72	$(0.02)	$7.75	$7.73	$(0.11)	$(4.05)	$(4.16)	$0.00	$43.29	20.42%[c]	$44.5	1.80%	1.80%	(0.05)%	36%
Class R3
2/28/2019 (Unaudited)	$41.90	$0.10	$(2.40)	$(2.30)	$(0.03)	$(3.12)	$(3.15)	$—	$36.45	(4.82)%*	$30.9	1.29%**	1.29%**	0.52%**	8%*
8/31/2018[g]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%	12%
8/31/2017[g]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$(2.71)	$—	$37.59	13.04%[i]	$41.3	1.28%	1.28%[f]	0.21%[f]	26%
8/31/2016[g]	$36.13	$0.11	$3.26	$3.37	$(0.31)	$(3.33)	$(3.64)	$—	$35.86	10.01%	$33.3	1.29%	1.29%	0.30%	25%
8/31/2015[g]	$42.93	$0.13	$(0.09)	$0.04	$(0.36)	$(6.48)	$(6.84)	$—	$36.13	(0.12)%	$30.4	1.29%	1.29%	0.31%	28%
8/31/2014[g]	$39.35	$0.18	$7.69	$7.87	$(0.31)	$(3.98)	$(4.29)	$0.00	$42.93	21.02%[c]	$32.2	1.29%	1.29%	0.45%	36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Class R6
2/28/2019 (Unaudited)	$41.83	$0.23	$(2.42)	$(2.19)	$(0.29)	$(3.12)	$(3.41)	$—	$36.23	(4.49)%*	$271.6	0.59%**	0.59	%**	1.21%**	8%*
8/31/2018[g]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%	0.60%		0.83%	12%
8/31/2017[g]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$(1.64)	$—	$37.54	13.84%[i]	$361.3	0.59%	0.59%[f]		0.91%[f]	26%
8/31/2016[g]	$33.27	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$(2.16)	$—	$34.54	10.78%	$373.4	0.60%	0.60%		0.96%	25%
8/31/2015[g]	$37.00	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$(3.95)	$—	$33.27	0.51%	$222.4	0.60%	0.60%		1.02%	28%
8/31/2014[g]	$32.68	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$(2.58)	$0.00	$37.00	21.88%[c]	$279.6	0.60%	0.60%		1.11%	36%
Value Fund
Institutional Class
2/28/2019 (Unaudited)	$18.62	$0.17	$0.30	$0.47	$(0.22)	$(1.21)	$(1.43)	$—	$17.66	3.09%*	$12.6	2.57%**	0.71	%^^**	1.99%**	70%*
8/31/2018	$18.14	$0.29	$1.97	$2.26	$(0.39)	$(1.39)	$(1.78)	$—	$18.62	12.98%	$7.2	2.67%	0.70%		1.59%	151%
8/31/2017	$15.72	$0.25	$2.29	$2.54	$(0.12)	$—	$(0.12)	$—	$18.14	16.18%	$10.8	2.20%	0.71%		1.47%	115%
8/31/2016	$14.35	$0.20	$1.61	$1.81	$(0.23)	$(0.21)	$(0.44)	$—	$15.72	13.23%	$9.1	2.68%	0.72	%^^	1.40%	118%
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$(1.00)	$—	$14.35	(7.42)%	$13.1	1.82%	0.70%		1.24%	166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$(0.10)	$—	$16.51	22.98%	$12.6	2.41%	0.70%		1.12%	129%
Class A
2/28/2019 (Unaudited)	$18.56	$0.15	$0.29	$0.44	$(0.16)	$(1.21)	$(1.37)	$—	$17.63	2.86%*	$5.8	2.96%**	1.09	%^^**	1.74%**	70%*
8/31/2018	$18.02	$0.23	$1.95	$2.18	$(0.25)	$(1.39)	$(1.64)	$—	$18.56	12.56%	$2.3	3.13%	1.07%		1.26%	151%
8/31/2017	$15.62	$0.18	$2.29	$2.47	$(0.07)	$—	$(0.07)	$—	$18.02	15.83%	$2.7	2.60%	1.08%		1.08%	115%
8/31/2016	$14.25	$0.14	$1.60	$1.74	$(0.16)	$(0.21)	$(0.37)	$—	$15.62	12.70%	$3.8	3.08%	1.10	%^^	1.02%	118%
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$(0.95)	$—	$14.25	(7.71)%	$7.3	2.21%	1.08%		0.84%	166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$(0.05)	$—	$16.40	22.43%	$8.0	2.80%	1.10%		0.74%	129%
Class C
2/28/2019 (Unaudited)	$17.96	$0.07	$0.30	$0.37	$(0.03)	$(1.21)	$(1.24)	$—	$17.09	2.52%*	$3.4	3.75%**	1.83	%^^**	0.82%**	70%*
8/31/2018	$17.52	$0.09	$1.90	$1.99	$(0.16)	$(1.39)	$(1.55)	$—	$17.96	11.72%	$3.3	3.82%	1.81%		0.53%	151%
8/31/2017	$15.33	$0.06	$2.22	$2.28	$(0.09)	$—	$(0.09)	$—	$17.52	14.92%	$3.5	3.31%	1.83%		0.37%	115%
8/31/2016	$14.02	$0.04	$1.57	$1.61	$(0.09)	$(0.21)	$(0.30)	$—	$15.33	11.92%	$0.5	3.87%	1.84	%^^	0.29%	118%
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$(0.85)	$—	$14.02	(8.44)%	$0.5	2.98%	1.83%		0.07%	166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$16.18	21.56%	$0.6	3.57%	1.86%		(0.05)%	129%

See Notes to Financial Highlights

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive certain refunds, plus interest from State Street for custodian out-of-pocket expenses previously paid ("Custodian Out-of Pocket Expenses Refunded") during the year ended August 31, 2017.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2019	2018	2017	2016	2015	2014
Emerging Markets Equity Class R6	1.16%	—	—	—	—	—
Equity Income Class R3	—	—	—	—	—	1.32%
Focus Institutional Class	—	0.75%	—	—	—	—
Genesis Institutional Class	—	—	0.84%	0.85%	—	0.85%
Genesis Class R6	—	—	0.77%	0.78%	—	0.78%
Guardian Advisor Class	—	—	—	1.26%	—	—
Guardian Class A	—	—	—	—	—	1.08%
Guardian Class C	—	—	—	—	—	1.84%
International Equity Institutional Class	—	—	0.84%	0.85%	0.83%	—
International Equity Class A	—	—	1.20%	—	1.20%	—
International Equity Class C	—	—	1.96%	—	—	—
International Equity Class R6	—	—	—	—	0.76%	—
Large Cap Value Institutional Class	—	0.70%	0.69%	—	0.70%	0.70%
Large Cap Value Class A	—	—	—	—	—	1.08%
Large Cap Value Class C	—	—	—	—	1.82%	1.82%
Mid Cap Growth Institutional Class	—	—	—	0.73%	0.73%	—
Mid Cap Growth Class A	—	—	1.09%	1.10%	1.10%	—
Mid Cap Growth Class C	—	1.82%	1.86%	—	—	—
Mid Cap Growth Class R3	1.34%	1.34%	—	—	—	—
Mid Cap Growth Class R6	—	—	—	—	0.67%	—
Mid Cap Intrinsic Value Trust Class	—	—	1.24%	—	—	1.23%
Mid Cap Intrinsic Value Institutional Class	—	—	—	—	—	0.82%
Mid Cap Intrinsic Value Class A	—	—	—	—	—	1.21%
Mid Cap Intrinsic Value Class C	—	—	—	—	—	1.94%

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the Line of Credit by Greater China Equity (2015, 2016, 2017 and 2019) and Value (2016 and 2019) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Funds are required to calculate

Notes to Financial Highlights (Unaudited) (cont'd)

an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater China Equity and Value not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2019	2018	2017	2016	2015
Greater China Equity Institutional Class	1.51%	—	1.50%	1.51%	1.50%
Greater China Equity Class A	1.87%	—	1.86%	1.87%	1.86%
Greater China Equity Class C	2.62%	—	2.61%	2.62%	2.61%
Value Institutional Class	0.70%	—	—	0.71%	—
Value Class A	1.08%	—	—	1.10%	—
Value Class C	1.82%	—	—	1.84%	—

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended February 28, 2019. Had the Fund classes listed below not received class action proceeds in 2019, total return based on per share NAV for the six months ended February 28, 2019 would have been:

Large Cap Value Investor Class	2.18%
Large Cap Value Trust Class	2.08%
Large Cap Value Advisor Class	1.99%
Large Cap Value Class R3	1.90%

Except for the Fund classes listed below, the class action proceeds received in 2018, 2017, 2016, 2015 and/or 2014, if any, had no impact on the Funds' total returns for the years ended August 31, 2018, 2017, 2016, 2015 and/or 2014. Had the Fund classes listed below not received class action proceeds in 2018, 2017, 2016, 2015 and/or 2014, total return based on per share NAV for the years ended August 31, 2018, 2017, 2016, 2015 and/or 2014 would have been:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Genesis Investor Class	—	—	—	—	13.62%
Genesis Trust Class	—	—	—	—	13.51%
Genesis Advisor Class	—	—	—	—	13.21%
Genesis Institutional Class	—	—	—	—	13.78%
Genesis Class R6	—	—	—	—	13.90%
Large Cap Value Investor Class	—	—	—	(7.26)%	—
Large Cap Value Trust Class	—	—	—	(7.45)%	—
Large Cap Value Advisor Class	—	—	—	—	—
Large Cap Value Institutional Class	—	—	—	(7.09)%	—

Notes to Financial Highlights (Unaudited) (cont'd)

	Year Ended August 31,
	2018	2017	2016	2015	2014
Large Cap Value Class A	—	—	—	(7.49)%	—
Large Cap Value Class R3	—	—	—	(7.71)%	—
Mid Cap Intrinsic Value Investor Class	—	—	—	—	22.79%
Mid Cap Intrinsic Value Trust Class	—	—	—	—	22.41%
Mid Cap Intrinsic Value Institutional Class	—	—	—	—	—
Mid Cap Intrinsic Value Class A	—	16.89%	—	—	—
Mid Cap Intrinsic Value Class R3	—	—	—	—	22.17%
Small Cap Growth Investor Class	—	21.91%	(3.27)%	7.07%	—
Small Cap Growth Trust Class	—	21.68%	(3.40)%	6.86%	—
Small Cap Growth Advisor Class	—	21.47%	(3.50)%	6.72%	—
Small Cap Growth Institutional Class	—	22.23%	(2.99)%	7.41%	—
Small Cap Growth Class A	—	21.81%	(3.31)%	7.05%	—
Small Cap Growth Class C	—	20.94%	(4.02)%	6.37%	—
Small Cap Growth Class R3	—	21.47%	(3.54)%	6.81%	—

c  The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended August 31, 2014.

d  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2014 for International Equity, for the year ended August 31, 2017 for International Select and for the six months ended February 28, 2019 for Intrinsic Value, Large Cap Value and Small Cap Growth.

e  Had Mid Cap Growth not received the voluntary contribution in 2016, the total return based on per share NAV for the year ended August 31, 2016, would have been:

Mid Cap Growth Investor Class	(1.78)%
Mid Cap Growth Trust Class	(1.90)%
Mid Cap Growth Advisor Class	(2.13)%
Mid Cap Growth Institutional Class	(1.66)%
Mid Cap Growth Class A	(2.04)%
Mid Cap Growth Class C	(2.66)%
Mid Cap Growth Class R3	(2.21)%
Mid Cap Growth Class R6	(1.51)%

f  Custodian Out-of-Pocket Expenses Refunded, is non-recurring, and is included in these ratios. Had the Funds not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%

Notes to Financial Highlights (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%

Notes to Financial Highlights (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

g  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

h  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

i  Except for the Fund classes listed below, total return would have been the same for the year ended August 31, 2017, if the Funds had not received the Custodian Out-of-Pocket Expenses Refunded. Had the Funds not received the refund, the total return would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

j  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

k  The voluntary contributions received in 2017 had no impact on the Funds' total returns for the year ended August 31, 2017.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreement between Management and Green Court Capital Management Limited ("Green Court") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Greater China Equity Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and Green Court in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and for Green Court, by Management, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Green Court have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates and Green Court. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Green Court.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Green Court who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and Green Court's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions, reviewed the quality of the execution services that Management had provided, and noted that Management monitored the quality of execution provided by Green Court. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management and Green Court. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management and Green Court, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and Green Court to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Green Court in response to recent market conditions and considered the overall performance of Management and Green Court in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of those Funds that the Board identified as having underperformed their benchmark indices, industry peer groups, and/or a broader universe of funds to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of each Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's peer group. Where a Fund's management fee or total expenses were higher than the peer group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, as well as to Green Court, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's and Green Court's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board was aware that an affiliate of Management owns a passive interest in Green Court and inquired about the extent to which this contributed to Management's profitability with respect to Greater China Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund, and Green Court's level of estimated profitability on Greater China Fund, were reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The broader universes of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for a Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Dividend Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period. The Fund was launched in 2015 and therefore does not have 3-, 5-, or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 3-year periods and the second quintile for the 5-year period. The Fund was launched in 2008 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee net of fees waived by Management, and total expenses each ranked in the third quintile.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 3-year periods and the fifth quintile for the 5-year period. The Fund's Institutional Class was launched in 2008 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the first quintile. In determining to renew the Management Agreement, the Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board also met with a member of the portfolio management team in December 2017 to discuss the Fund's performance.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 5-year periods and the fourth quintile for the 3- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the first quintile. The Board also met with a member of the portfolio management team in October 2018 to discuss the Fund's performance.

•  Neuberger Berman Genesis Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods and lower for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fourth quintile, and total expenses ranked in the fourth quintile. In determining to renew the Management Agreement, the Board also took into account that, as requested by the Board during the 2016 annual contract renewal cycle, the Fund's contractual management fee schedule was revised to add an additional breakpoint, effective April 25, 2017. The Board also met with the senior portfolio managers in June 2018 to discuss the Fund's performance and volatility during certain market cycles. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.

•  Neuberger Berman Global Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period, the fourth quintile for the 3-year period, and the fifth quintile for the 5-year period. The Fund was launched in 2011 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the first quintile. The Board also met with a member of the portfolio management team in March 2018 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

•  Neuberger Berman Global Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 3-year periods. The Fund was launched in 2014 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile and total expenses ranked in the second quintile.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 3-year periods. The Fund was launched in 2013 and therefore does not have 5- or 10-year performance as of December 31, 2017. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Guardian Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period and the third quintile for 3- and 5-year periods. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, actual management fee, and total expenses each ranked in the second quintile. The Board also met with a member of the portfolio management team in June 2018 to discuss the Fund's performance. It also noted that a new portfolio manager assumed responsibility for the Fund in 2015.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3-year period, and the second quintile for the 5- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the first quintile.

•  Neuberger Berman International Select (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 10-year periods and lower for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, and 5-year periods and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the first quintile. The Board also met with a member of the portfolio management team in March 2018 to discuss the Fund's performance.

•  Neuberger Berman International Small Cap Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund's Institutional Class was launched in 2016 and therefore does not have 3-, 5-, or 10-year performance; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the first quintile.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the fourth quintile for the 3-year period, and the third quintile for the 5-year period. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the third quintile.

•  Neuberger Berman Large Cap Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 10-year periods and the third quintile for the 3- and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee ranked in the third quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Mid Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the first quintile The Board also met with a member of the portfolio management team in September 2017 to discuss the Fund's performance.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 5-year periods and in the third quintile for the 3- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by

Management ranked in the first quintile, and total expenses ranked in the third quintile. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee ranked in the fourth quintile, and total expenses ranked in the third quintile.

•  Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- and 3-year periods and the third quintile for the 5-year period. The Fund's Institutional Class was launched in 2008 and therefore does not have 10-year performance as of December 31, 2017. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Small Cap Growth Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the fourth quintile for the 3-year period, the third quintile for the 5-year period, and the fifth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the third quintile. In determining to renew the Management Agreement, the Board noted that Management changed the Fund's portfolio managers in 2015 in response to the Fund's underperformance. The Board also met with a member of the portfolio management team in September 2017 to discuss the Fund's performance. The Board also noted the Fund's improved performance since that change, including the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

•  Neuberger Berman Sustainable Equity Fund (Institutional Class)—The Board considered fee and performance data from two sets of peer groups: one focused on value investing and one focused on sustainable equity initiatives. The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5- and 10-year periods; (2) as compared to its value-focused Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3-year period, and the second quintile for the 5- and 10-year periods; and (3) as compared to its sustainable equity-focused Performance Universe, the Fund's performance was in the third quintile for the 1- and 3-year periods and the second quintile for the 5- and 10-year periods. The Board considered that, as compared to its value-focused Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee ranked in the third quintile, and total expenses ranked in the second quintile. The Board considered that, as compared to its socially responsive-focused Expense Group, the Fund's contractual management fee, actual management fee, and total expenses each ranked in the first quintile. The Board also met with a member of the portfolio management team in December 2017 to discuss the Fund's performance.

•  Neuberger Berman Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 10-year periods and lower for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3- and 5-year periods, and the first quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the first quintile.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Green Court could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134 04/19

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: May 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: May 1, 2019

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: May 1, 2019